UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1.	Report to Shareholders.

OCTOBER 31
2016
ANNUAL REPORT
TCW EQUITY FUNDS
TCW Focused Equities Fund TCW Global Real Estate Fund TCW Growth Equities Fund TCW High Dividend Equities Fund
TCW New America Premier Equities Fund TCW Relative Value Dividend Appreciation Fund TCW Relative Value Large Cap Fund TCW Relative Value Mid Cap Fund TCW Select Equities Fund TCW Small Cap Growth Fund
ASSET ALLOCATION FUND
TCW Conservative Allocation Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2016 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2016. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2016, the TCW Funds held total net assets of approximately $19.2 billion.

This report contains information and portfolio management discussions of our TCW Equity Funds and our TCW Allocation Fund.

The U.S. Stock Market

U.S. stocks (S&P 500 Index) posted a 4.50% total return for the year ended October 31, 2016. Equities ended the year in very much the same mode as they began the year, grappling in each case with the prospect of a Fed interest rate hike at its December meeting. Indeed, the macroeconomic narrative for much of the year centered around the Fed’s attempts to proceed with the normalization of interest rates after over seven years of extraordinary monetary accommodation and near-zero rates. Yet, concerns about anemic U.S. GDP growth, the growth slowdown in China, mixed results from Abenomics in Japan, and renewed concerns about the health of the Eurozone’s banking sector forced the Fed to relent on its original intentions to raise interest rates multiple times over the course of the year. Also, the uncertainty associated with the surprise Brexit vote result in the UK at the end of June led to an additional bout of financial market volatility, as did the run-up to the recent U.S. presidential election.

Despite the challenging macroeconomic backdrop, stocks were able to advance as the Fed’s accommodative stance provided continued support to risk assets including equities, and stock market leadership was squarely focused on bond proxies such as utility stocks. Given the defensive tone of the market, our equity funds struggled to keep pace with their respective benchmarks during the period. Our growth-oriented funds were generally hurt by the substantial multiple compression experienced by growth names in the technology and healthcare sectors, especially given the pre-election headline risk associated with the latter, while many names in our value-oriented funds were hurt by global growth fears and the impact of a weaker U.S. dollar. Stocks finished the year appearing fairly valued, trading at roughly 16 times forward earnings, which is just slightly above the average over the past three decades.

Looking Ahead

On the positive side, earnings growth expectations may have troughed at the mid-single digit level for calendar year 2016, but admittedly the U.S. economy’s economic growth prospects will have to show improvement in order for consensus estimates for double-digit earnings growth in 2017 to materialize. The election victory of President-elect Trump represents a tectonic shift in the U.S. political landscape and portends major realignments in the policy priorities of the country with broad implications for the economy and financial markets. While the uncertainty associated with this dramatic shift in the political backdrop is likely to result in heightened volatility in the near term — particularly with respect to specific industries as proposed policy details become known — corporate America is well-positioned to avail itself of opportunities that may develop in the coming months and years, which bodes well for stocks over the medium and longer term.

An Update on the TCW Equity Funds

There were a few updates to our fund family over the past twelve months that we would like to note for our investors:

•	Effective February 1, 2016, TCW launched the TCW New America Premier Equities Fund (TGUSX/TGUNX). The Fund seeks long-term capital appreciation by investing

1

Letter to Shareholders (Continued)

in a portfolio of companies the portfolio manager believes are enduring, cash generating businesses whose leaders prudently manage their environmental, social and financial resources and whose shares are attractively valued relative to the free cash flow generated by the businesses. The Fund is managed by Joseph Shaposhnik, Senior Vice President.

•	Effective September 30, 2016 the TCW Concentrated Value Fund (TGFFX/ TGFVX) changed its name to the TCW Focused Equities Fund.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming year and look forward to further correspondence with you through our semi-annual report in 2017.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

2

(THIS PAGE INTENTIONALLY LEFT BLANK)

3

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2016, the TCW Conservative Allocation Fund (the
“Fund”) gained 0.78% and 0.31% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Bloomberg
Barclay U.S. Aggregate Bond Index returned 4.54% over the same period.

The
Fund posted positive returns over the past year with a majority of the returns coming from both U.S. equities and U.S. fixed income. The strongest returns came from TCW I Gargoyle Hedged Value and MetWest Total Return Bond Funds. At the asset allocation level, the decision to overweight U.S. fixed income helped relative performance.

As of October, the allocation for the Fund was 39% in equities and 61% in fixed income, giving the Fund a slight underweight to equities and overweight in fixed income relative to its blended index. Over the past
12 months, the Fund has gradually reduced the allocation to U.S. equities, especially the allocations to mid-cap funds, as we feel that some profit taking is best. For the fixed income allocations we remain concentrated within high grade debt favoring mortgage-backed securities. The Fund had small allocations to both high yield and emerging market debt over the past year. Within fixed income allocation, the Fund has recently decreased the duration of its fixed income holdings; for example, an allocation to MetWest Low Duration Fund was added in the third quarter, as we anticipate higher interest rates in the near term.

Over the past year, U.S. equity markets continue to climb reaching all-time highs. The key drivers for these higher returns have been stronger than expected economic data along with strong corporate earnings growth. In addition, central banks are globally maintaining accommodative monetary policies, which are keeping global interest rates low. With the employment landscape improving, the housing sector continuing to show strength, consumer confidence rebounding, low interest rates globally, and expanding GDP growth, we feel confident the recovery will continue to expand and lead to a favorable backdrop for the equity markets. The fixed income markets continue to benefit from a globally low interest rate environment and easy monetary policies worldwide. We do however anticipate the Federal Reserve to increase interest rate in the near term.

4

TCW Conservative Allocation Fund

Management Discussions (Continued)

Annualized Return(1)

1 Yr Return

3 Yr Return

5 Yr Return

Inception

TCW Conservative Allocation Fund

Class I – 11/16/2006

0.78
%

3.74
%

5.77
%

5.03
%

Class N – 11/16/2006

0.31
%

3.20
%

5.30
%

4.79
%

40% S&P 500 Index/60% Bloomberg Barclays U.S. Aggregate Bond Index

4.54
%

5.75
%

7.20
%

5.71
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

5

TCW Focused Equities Fund

Management Discussions

For the year ended October 31, 2016, the TCW Focused Equities Fund (formerly TCW Concentrated Value Fund) (“the Fund”) declined 3.04% and 3.08% for its I Class and N Class Shares, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the Russell 1000 Value Index rose 6.37%.

During the year, nearly all of the negative attribution was a result of poor stock selection. This stock selection was partially offset by favorable sector allocation. Healthcare was the worst performing sector in the portfolio and generated nearly half of the underperformance for the year. The underperformance of healthcare started in September 2015 and accelerated during 2016 as a result of the controversy over increasing drug prices. There were companies in the sector that were guilty of increasing prices too quickly but our companies were not involved. Yet no company escaped unscathed and Allergan was the worst performing stock, down 32%
for the year followed by McKesson, which was down 28%. Allergan’s negative performance also occurred when the regulators stepped in and called off the merger between Pfizer and Allergan. McKesson, a drug distribution company, does not set prices for drugs but as pricing gets called into question their margins are impacted. Although Celgene and Amgen did not perform as badly as the two companies above, they were negatively impacted by this situation nonetheless. Consumer staples were the second worst performing sector in the portfolio and it also had a healthcare theme to the negative attribution with our investment in CVS. Although CVS is a drug store, they generate substantial profits from their pharmacy benefit manager business. This business also was impacted by the drug pricing issue and the company lowered guidance for 2016 and 2017 due to their forecast of lower prices. Lastly on the negative side of the ledger was the materials sector. The bulk of the underperformance in this sector occurred due to the underperformance of Sealed Air. In last year’s Fund write up we noted that Sealed Air was the best performing stock in the portfolio as they executed flawlessly. However, this year they surprised investors by reducing their cash flow guidance as a result of market conditions and a sluggish economy. We still have faith in management as they are taking actions to create further shareholder value. The best performing sector in the portfolio was the consumer discretion sector, which was the worst performing sector last year. Our patience paid off in the gaming and retail stocks this year as they generated a nearly 20% return. We believe our patience with the underperforming healthcare stocks will be rewarded in 2017.

There
were three themes that dominated the markets for most of 2016. First was the drug pricing issue talked about above as healthcare was a substantial underperformer in 2016. Second was the timing of the 2nd rate hike by the Federal Reserve. When the year began the consensus view was that the Fed would raise the Fed Funds rate 2 or 3 times during the year, but as of 10/31 they hadn’t raised rates yet. A rise in the Fed Funds rate is fully expected in December with a probability of over 90% as of this writing. Third was the search for yield. As the 10 year bond yield remained very low throughout the year, investors were searching for yield and found that yield in the utilities, telecom and staples sectors as those were the three best performing sectors in the market during the year ended 10/31/16. Since the election, yields have risen considerably due to the perceived policies of the new President-elect and the 10 year yield now stands at 2.33%, which is the highest yield this year.

6

TCW Focused Equities Fund

Management Discussions (Continued)

We believe that the portfolio owns high quality stocks and it is prudent to be patient. The objective is to create a portfolio that has a good risk/reward profile and to remain balanced so as to be poised to do well in both up markets as well as down markets. We remain confident that investing in attractively valued companies with strong management teams that are expected to increase their return on invested capital and free cash flow generation will yield favorable long-term results.

Annualized Return(1)

1 Yr Return

3 Yr Return

5 Yr Return

10 Yr Return

Inception Fund

Inception Index

TCW Focused Equities Fund (formerly TCW Concentrated Value Fund)

Class I – 10/29/2004

(3.04
)%

5.88
%

12.21
%

3.26
%

5.02
%

7.14
%

Class N – 07/20/1998

(3.08
)%

5.88
%

12.22
%

3.07
%

5.12

%(2)

6.06
%

Russell 1000 Value Index

6.37
%

7.59
%

13.31
%

5.35
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)
Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

7

TCW Global Real Estate Fund

Management Discussions

For the year ended October 31, 2016, the TCW Global Real Estate Fund (the “Fund”) gained 0.31% and 0.41% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P Global REIT Index, had a return of 5.00% over the same period.

The year for global real estate equities was volatile. The beginning of the period was particularly tumultuous, as the lead-up to and fallout from the Fed’s
December 2015 rate hike and the prospect of a major slowdown in global growth loomed large over the space. For the period ranging from 10/31/2015 to mid-February, the index was down 7.1%. However, with 4Q15 earnings reconfirming the strength of REIT fundamentals and with the Fed backing off the previously communicated pace of its tightening campaign, REITs reflated massively – the sector posted total returns of 20.13% from March through the end of the period. Finally, uncertainty with regard to the U.S. elections and renewed concerns over rising rates weighed on the sector, with the index posting returns of -10.17% for the final 3 months of the reporting period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was both a result of negative stock selection and sector allocation. Allocation was impeded by the 40-Act rule, which imposes a sub-sector maximum of 25%, resulting in an underweight of retail REITs (24.54% vs. 29.10% for the S&P Global REIT Index). From a relative standpoint, the
Fund’s largest sector overweight was in Mortgage REITs (up 17.71%), which benefitted performance. The Fund’s largest sector underweight was in Diversified REITs (down 1.16% vs. up 5.95% for the index), which hurt performance. From a stock selection perspective, notable detractors included Toll Brothers Inc., British Land Plc, and Lennar Corporation, which accounted for over half of the Fund’s underperformance relative to its benchmark. Conversely, positive contributors to the
Fund’s performance included Nippon Prologis REIT, Chimera Investment Corporation, and Northstar Realty Finance.

With regard to outlook, we remain cautious on REITs despite the recent selloff in the space. History has demonstrated that it pays to heed cues and warnings from the credit markets, as credit tends to lead stocks, especially at inflections. Fixed income markets are suggestive that the credit cycle is nearing an end. Debt growth (particularly in the commodity and pro-cyclical sectors) has been high, and the reach for yield has lowered underwriting standards. Typically what follows is a widening of spreads, which portends defaults are ahead. This, in turn, causes banks and other financial institutions to tighten conditions and scale back lending activity, further fueling a cycle of retraction.

While today’s equity
multiples may make sense in a world where low interest rates over the long-term are a given, investors have already begun to view that premise with skepticism. In addition, the global political climate and rise of nationalism/protectionism —
previously a largely ignored factor — is likely to impede economic growth and weigh on the markets.

However, there could be some positive offsets as well. The supply/demand picture remains balanced, and REITs could benefit from a “flight to quality” if investors were to shun riskier asset classes. The
U.S. housing market seems to be sustaining its growth, which could add to employment and GDP and lengthen the cycle. Also, it appears that central banks across the globe will continue to take the required steps to provide ample liquidity for the proper functioning of financial markets. Thus, a disaster-type crash scenario is fairly unlikely. In a yield-starved world, the REIT sector’s current 4.3% dividend yield could provide some degree of valuation support not too far below current levels.

8

TCW Global Real Estate Fund

Management Discussions (Continued)

Overall, we believe that the net impact of all of these factors skews risk-reward ratios to the downside. As a result, we have adopted a defensive stance in our portfolios, and thus look for companies and REIT sub-sectors with low demand elasticity (which translates into pricing power), lower cyclicality, high earnings or cash flow visibility, and some form of valuation support. We value your support and thank you for your trust.

Annualized Return(1)

1 Yr Return

Inception

TCW Global Real Estate Fund

Class I – 11/28/2014

0.31
%

(0.16
)%

Class N – 11/28/2014

0.41
%

(0.16
)%

S&P Global REIT Index

5.00
%

3.62
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2016, the TCW Growth Equities Fund (the “Fund”) had a negative return of 3.93% on both I Class and N Class shares. The Fund’s benchmark, the Russell Midcap Growth
Index, returned a positive 0.40% over the same period.

U.S. equities
started 2016 in decline and have mostly been on the upswing since mid-February. Following the Federal Reserve’s first interest rate hike in nearly a decade in December, equity markets pushed to record highs on better U.S. economic data and a rebound from record low oil prices. The markets seemed to shrug off the political uncertainty surrounding the U.S. presidential election and Britain’s vote to leave the European Union. Underlying the seemingly bullish market, however, investor sentiment remained bearish as money managers continued to rest on high cash levels and as funds extended their flow out of equities into bonds. IPO activity did pick up modestly in the latter portion of the year, but volume is still down year-over-year. Uncertainty around interest rates, the regulatory environment, and political outcomes in Europe and in the U.S. have kept IPO activity relatively slow. On the other hand, healthy balance sheets and low interest rates funded considerable M&A activity, especially among small- and mid-cap companies.

On an attribution basis, the Fund’s underperformance during the period was primarily a result of negative stock selection in the healthcare, consumer discretionary and financials sectors. Negative stock selection in the consumer staples sector was offset by positive allocation in the sector. Stock selection was positive in the industrials sector. At the end of the period, the Fund’s largest sector weighting was information technology, followed by consumer discretionary. Notable detractors included athenahealth, Valeant Pharmaceuticals and Alkermes in healthcare; Skechers, The Habit Restaurants and Under Armour in consumer discretionary; Boston Beer Company in consumer staples; FireEye and
Twitter in information technology; and WisdomTree Investments in financials. On the other hand, contributors of note were names such as Wynn Resorts and Dick’s Sporting Goods in consumer discretionary; Keurig Green Mountain in consumer staples;
MarketAxess in financials; Demandware, Proofpoint, Cornerstone OnDemand and ServiceNow in information technology; and HEICO Corporation in industrials. Demandware was acquired by Salesforce.com and Keurig Green Mountain was acquired by an investor group led by JAB Holding Company. ARM Holdings was acquired by Softbank.

At a macroeconomic level, while conditions in China and emerging markets are still the primary headwinds to a global recovery, we are optimistic on the overall strength of the U.S. economy compared to the rest of the world. The U.S. consumer remains relatively resilient as evidenced by new home sales, personal income, and personal consumption expenditures, which are all up year-over-year. In aggregate, despite a few volatile monthly data points, we believe the latest economic data supports that the wider U.S. economy is advancing, albeit at a modest pace. With respect to our investments, we believe “quality,” growth over value, and domestically focused names should outperform in a volatile environment. We seek to invest in companies with highly innovative and differentiated products and services, along with strong balance sheets, positive earnings, and sustainable business models. We continue to anticipate healthy M&A activity and believe there is a robust pipeline of M&A-ready companies. M&A activity in 2015 was largely financially motivated, i.e., large companies buying other large companies through inexpensive financing. As we have

10

TCW Growth Equities Fund

Management Discussions (Continued)

already seen so far this year, we think small- and mid-cap companies with differentiated businesses will be attractive to larger companies looking for strategic assets to drive top-line growth.

Annualized Return(1)

1 Yr Return

3 Yr Return

5 Yr Return

10 Yr Return

Inception

TCW Growth Equities Fund

Class I – 02/27/2004

(3.93
)%

(0.86
)%

5.79
%

5.70
%

6.10
%

Class N – 02/27/2004

(3.93
)%

(0.83
)%

5.80
%

5.67
%

6.07
%

Russell Midcap Growth Index

0.40
%

6.48
%

12.02
%

7.65
%

8.36
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW High Dividend Equities Fund

Management Discussions

For the year ended October 31, 2016, the TCW High Dividend Equities Fund (the “Fund”) gained 1.35% and 1.46% on its I
Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 3000 Value Index, had a return of 6.55% over the same period.

The year for dividend equities was volatile. The beginning of the period was particularly tumultuous, as the lead-up to and fallout from the Fed’s December 2015 rate hike and the prospect of a major slowdown in global growth loomed large over the space. For the period ranging from 10/31/2015 to mid-February, the index was down 10.46%. However, with 4Q15 earnings surpassing expectations and the Fed backing off the previously communicated pace of its tightening campaign, equities reflated – the index posted total returns of 14.57% from March through the end of the period.

On an attribution basis, the Fund’s underperformance
relative to its benchmark during the period was both a result of negative stock selection and sector allocation. From a relative standpoint, the Fund’s largest sector overweight was in Consumer Staples (up 11.63% vs. 12.92% for the index), which benefitted performance. The Fund’s largest sector underweight was in Energy (down 8.96% vs. up 1.91% for the index), which hurt performance. From a stock selection perspective, notable detractors included CVS Health Corporation, Qualcomm
Inc., and Cardinal Health Inc. Conversely, positive contributors to the Fund’s performance included Altria Group Inc., Republic Services Inc., and Chubb Limited.

With regard to outlook, we remain cautious despite the recent selloff in our investment universe. History has demonstrated that it pays to heed cues and warnings from the credit markets, as credit tends to lead stocks, especially at inflections. Fixed income markets are suggestive that the credit cycle is nearing an end.
Debt growth (particularly in the commodity and pro-cyclical sectors) has been high, and the reach for yield has lowered underwriting standards. Typically what follows is a widening of spreads, which portends defaults are ahead. This, in turn, causes banks and other financial institutions to tighten conditions and scale back lending activity, further fueling a cycle of retraction.

While today’s equity multiples may make sense in a world where low interest rates over the long-term are a given, investors have already begun to view that premise with skepticism (as can be seen by the recent performance of yield sensitive sectors such as REITs and Utilities). In addition, the global political climate and rise of nationalism/protectionism — previously a largely ignored factor
— is likely to impede economic growth and weigh on the markets.

However, there could be some positive offsets as well. The U.S. could benefit from a “flight to quality” if investors were to shun riskier markets. The housing market seems to be sustaining its growth, which could add to employment and GDP and lengthen the cycle. Also, it appears that central banks across the globe will continue to take the required steps to provide ample liquidity for the proper functioning of financial markets. Thus, a disaster-type crash scenario is fairly unlikely.

Overall, we believe that the net impact of all of these factors skews risk-reward ratios to the downside. As a result, we have adopted a defensive stance in our portfolios, and thus look for companies with low demand

12

TCW High Dividend Equities Fund

Management Discussions (Continued)

elasticity (which translates into pricing power), lower cyclicality, high earnings or cash flow visibility, and some form of valuation support. We value your support and thank you for your trust.

Annualized Return(1)

1 Yr Return

Inception

TCW High Dividend Equities Fund

Class I – 11/28/2014

1.35
%

(3.40
)%

Class N – 11/28/2014

1.46
%

(3.40
)%

Russell 3000 Value Index

6.55
%

2.51
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

13

TCW New America Premier Equities Fund

Management Discussions

For the period January 29, 2016 (inception date of the Fund) through October 31, 2016, the TCW New America Premier Equities
Fund (the “Fund”) increased by 12.30% on both its I Class and N Class shares. The Fund’s benchmark, the Russell 1000 Index, returned 11.84% over the same period.

The Fund benefitted from owning Illinois Tool Works, Comcast, and Air Products. These three high free cash flow yielding businesses were top contributors to the Fund’s outperformance, while Dr. Pepper Snapple Group, Inc., Roper Technologies, and Sealed Air Corporation were negative contributors. The Fund continued to own these six securities at the close of trading on October 31, 2016.

We
believe that controlling risk, not generating returns, is our primary objective. Since inception our returns have been generated while exposing our clients to lower volatility, downside risk and tracking error relative to the benchmark. It is our goal to continue to generate strong returns while taking on lower than market volatility and risk.

Investment Philosophy

The Fund
seeks to outperform the broad U.S. indices in both rising and falling markets with less risk and volatility. We seek to accomplish this objective by investing in a concentrated portfolio of businesses that carefully manage their environmental and social resources and that employ best in class corporate governance practices. We invest in businesses that have high barriers to entry, are stable, generate substantial free cash flow and are managed by prudent leaders.

Risk control. Our primary objective, as stewards of your capital, is to control risk while seeking attractive returns. We control risk in a unique manner; initially we apply our proprietary ESG quantitative framework to identify better managed businesses that have lower quantifiable and unquantifiable risks. Subsequently, we hone our efforts on those businesses that we believe operate in stable industries with attractive industry structures, businesses that produce products that are critical to their customers, and businesses that we believe are led by proven, appropriately incentivized leaders. We endeavor to further control valuation risk by purchasing securities at attractive prices relative to the current free cash flow generation of the businesses. We believe that businesses that fit our profile produce fairly stable cash flow streams and are less prone to macroeconomic fluctuations, competitive pressures and valuation risks.

Consistency. It is also our objective to deliver a consistently positive outcome. We would view outsized outperformance in one year and poor performance in the subsequent year as a poor outcome for our clients. Our bottoms up investment process is focused on selecting undervalued businesses that we believe should perform well in most market environments and hold up well in negative periods. We believe consistency in approach and consistency in outcome gives us the best chance of minimizing a left tail outcome in any given year. It is our view that if we can consistently deliver above average risk adjusted performance over a long period of time the outcome likely would be outperformance relative to our peers over the full period. That is our goal.

Environmental, Social, Governance Analysis: Traditional fundamental analysis does not capture risks associated with managing environmental resources nor does it assess the performance of businesses from the perspective of resource efficiency. Traditional analysis does not typically assess the risks associated with a heterogeneous workforce nor does it assess the competence, quality and engagement level of the Board of Directors. Our investment framework not only pays close attention to these issues, we also quantify, score, and rank companies and exclude businesses based on these risk factors.

14

TCW New America Premier Equities Fund

Management Discussions (Continued)

While
those risks are not quantified through traditional financial analysis, we have found a significant correlation between companies that manage their resources prudently and businesses that sport strong financial metrics. Based on our research and investment criteria, businesses that meet our rigorous ESG performance requirements typically have higher free cash flow yields, higher total yields, higher margins and lower levels of financial leverage.

Focus on Dominant, Predictable Businesses with High Barriers to Entry: In the long run the investment performance of a portfolio is inextricably linked to the underlying performance of the earnings and cash flows of the businesses comprising the portfolio. We believe one of the greatest risks in investing is valuing a business based on an erroneous view of the future free cash flows of the business. Such a circumstance results in an investor typically overpaying for a business and therefore generating a poor return on the investment.

In fast growing businesses or in industries that are undergoing rapid changes it is extraordinarily difficult and often dangerous to make an investment in a business when the long-term cash generation potential of the enterprise has a wide spectrum of outcomes. We seek to avoid companies and industries that are undergoing rapid changes.

What we do seek, however, are stable businesses that have
dominant market positions, and whose long- term cash flows we believe can be predicted reasonably well. The qualitative characteristics that we seek, including attractive industry structures, pricing power and dominant market positions, make us confident in our forecast of the future cash flows of the businesses and therefore provide greater confidence that our valuation of the business is reasonably accurate.

The famed value investor Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” Our view is that the market weighs cash flows and in order to consistently purchase a security for less than what it is worth, one should have high confidence in the future free cash flows of a business.

15

TCW New America Premier Equities Fund

Management Discussions (Continued)

  Cumulative Return since
Inception(1)

TCW New America Premier Equities Fund

Class I – 1/29/2016

12.30
%

Class N – 1/29/2016

12.30
%

Russell 1000 Index

11.84
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

16

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2016, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) gained 4.66% and 4.43%
on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 6.37% over the same period.

Market Outlook

After dipping to 49.4 in August, the Institute of Supply Management’s Purchasing Managers Index “ISM PMI” bounced back in September and further in October to 51.9, and the new orders and production components also climbed back above 50 after their respective dips in August; a level of 50 or greater connotes expansion. Similarly, after a slowdown in August, auto sales have showed some resurgence with October’s number coming in at a 17.9 million seasonally adjusted annual rate (SAAR). While housing data softened in September, the housing market is showing signs of strength as new home purchases by millennials scarred by the Great Financial Crisis appear to have picked up. Buyers have purchased new single-family houses at an annualized rate of nearly 600,000, near its highest rate since the winter of 2008 (July 2016 registered 629,000), and housing starts have been running at a one million annual pace every month since April 2015, a marked improvement from the 478,000 rate in the spring of 2009. According to Realtor.com, first-time buyers now comprise one-half of those looking to purchase a home in 2017, up from 33% last year. New home buyers should provide a significant boost to sales which would then translate to a bounce in household spending.

With the relatively strong 3Q GDP figure, solid monthly jobs gains, and continuing rise in year-over-year wage growth there is a stronger likelihood for a rate hike in December. The consensus is for one to two modest hikes in 2017. After tepid growth in the first half of the year, the first estimate for 3Q U.S. economic activity came in at a robust 2.9% annualized rate quarter-over-quarter as a build up in inventory and a soybean-related spike in exports offset softer household spending, which grew at a slower pace after the prior quarter’s healthy 4.3% pace.
Inventories accounted for 0.6 percentage points to GDP growth as stockpiles were rebuilt ending a streak in which negative changes in inventories weighed on growth for five consecutive quarters. Job growth thus far this year, while not as robust as in 2015, has been solid running at a 180,000 monthly average pace and the unemployment rate now stands at 4.9%. Average hourly earnings have risen to 2.8% year-over-year, the four-week moving average for jobless claims is at lows not seen since the early 1970s, and temporary employment figures (a harbinger for future full-time hires) remain solid.

The S&P 500 earnings recession may have come to an end with year-over-year earnings coming in at flat to low single-digits on the positive side; previous estimates had called for negative low single-digits. The
Conference Board Consumer Confidence Index softened to 98.6 in October from 103.5 in September potentially due to acrimony surrounding the FBI and the election; a level of 100 or higher connotes an expansionary economy. Household incomes rose for the first time in eight years. According to the Census Bureau, in 2015 middle-class Americans and the poor enjoyed their best year of economic improvement in decades, a spike that broke a years-long streak of disappointment for American workers. Real median household income increased 5.2% to $56,500 in 2015 from $53,700 in 2014. This increase was the largest, in percentage terms, since the Bureau began tracking median income statistics in the 1960s.

The U.S. remains in a slow to low 1-3% GDP growth rate, even with a potential Brexit global growth hair cut of 0.25% to 0.50% over the next year. The U.S. continues to be an attractive market and safe haven for investors given uncertainty in Europe and Japan as well as decelerating growth in China. These and other

17

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

factors are important supports for U.S. growth, making the odds of a near-term recession remain less than 40% in our view. Generally, recessions do not occur with an accommodative Fed or when oil prices are low. Historically, since the end of World War II, the market has rebounded post presidential elections into year-end by nearly two percentage points, regardless of the party victor, 70% of the time. With the election decided, by the end of the year stronger U.S. earnings growth will be more evident. This, along with an accommodative Federal Reserve policy slowly moving to interest rate normalization, should be positive for the market.

Fund Review

Over the course of the year ended October 31, the Fund’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks over the period returning +9.1%, on average, led by Chevron,
Microsoft, Royal Philips, Merck, and JP Morgan Chase. The Fund’s Energy names were the best relative performers led by Chevron, Baker Hughes, and Nabors Industries, while its Consumer Staples stocks performed admirably led by Sysco and Campbell
Soup. DuPont, recent initiation WestRock, and Avery Dennison were the stalwarts among the portfolio’s Materials stocks leading to the relative outperformance in the sector. Other positive performers included ADT, Microchip Technology, Quest
Diagnostics, Johnson Controls (acquirer of Tyco), Corning, and Regal Entertainment. Avery Dennison was completely sold as it reached its valuation target while ADT was eliminated after news it was being acquired by a private equity firm at a significant premium. On the downside, the portfolio’s Telecommunication Services names underperformed due in large part to Deutsche Telekom, while Ameriprise Financial was largely responsible for the loss suffered in Financials and was completely sold post fiscal year end. Gap, Time, and Lennar were the biggest laggards in the Consumer Discretionary Care space, as was Seagate Technology in Information Technology. Other notable detractors included Gilead Sciences, Citigroup, New
York Community Bancorp, Textron, and MetLife.

18

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

Annualized Return(1)

1 Yr Return

3 Yr Return

5 Yr Return

10 Yr Return

Inception Fund

Inception Index

TCW Relative Value Dividend Appreciation Fund

Class I – 10/29/2004

4.66
%

5.73
%

12.83
%

5.35
%

6.79
%

7.14
%

Class N – 09/19/1986

4.43
%

5.45
%

12.52
%

5.05
%

9.05
%

10.11
%

Russell 1000 Value Index

6.37
%

7.59
%

13.31
%

5.35
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

19

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2016, the TCW Relative Value Large Cap Fund (the “Fund”) gained 2.61% and 2.42% on its I
Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 6.37% over the same period.

Market Outlook

After dipping to 49.4 in August, the Institute of Supply Management’s Purchasing Managers Index “ISM PMI” bounced back in September and further in October to 51.9, and the new orders and production components also climbed back above 50 after their respective dips in August; a level of 50 or greater connotes expansion. Similarly, after a slowdown in August, auto sales have showed some resurgence with October’s number coming in at a 17.9 million seasonally adjusted annual rate (SAAR). While housing data softened in September, the housing market is showing signs of strength as new home purchases by millennials scarred by the Great Financial Crisis appear to have picked up. Buyers have purchased new single-family houses at an annualized rate of nearly 600,000, near its highest rate since the winter of 2008 (July 2016 registered 629,000), and housing starts have been running at a one million annual pace every month since April 2015, a marked improvement from the 478,000 rate in the spring of 2009. According to Realtor.com, first-time buyers now comprise one-half of those looking to purchase a home in 2017, up from 33% last year. New home buyers should provide a significant boost to sales which would then translate to a bounce in household spending.

With the relatively strong 3Q GDP figure, solid monthly jobs gains, and continuing rise in year-over-year wage growth there is a stronger likelihood for a rate hike in December. The consensus is for one to two modest hikes in 2017. After tepid growth in the first half of the year, the first estimate for 3Q U.S. economic activity came in at a robust 2.9% annualized rate quarter-over-quarter as a build up in inventory and a soybean-related spike in exports offset softer household spending, which grew at a slower pace after the prior quarter’s healthy 4.3% pace.
Inventories accounted for 0.6 percentage points to GDP growth as stockpiles were rebuilt ending a streak in which negative changes in inventories weighed on growth for five consecutive quarters. Job growth thus far this year, while not as robust as in 2015, has been solid running at a 180,000 monthly average pace and the unemployment rate now stands at 4.9%. Average hourly earnings have risen to 2.8% year-over-year, the four-week moving average for jobless claims is at lows not seen since the early 1970s, and temporary employment figures (a harbinger for future full-time hires) remain solid.

The S&P 500 earnings recession may have come to an end with year-over-year earnings coming in at flat to low single-digits on the positive side; previous estimates had called for negative low single-digits. The
Conference Board Consumer Confidence Index softened to 98.6 in October from 103.5 in September potentially due to acrimony surrounding the FBI and the election; a level of 100 or higher connotes an expansionary economy. Household incomes rose for the first time in eight years. According to the Census Bureau, in 2015 middle-class Americans and the poor enjoyed their best year of economic improvement in decades, a spike that broke a years-long streak of disappointment for American workers. Real median household income increased 5.2% to $56,500 in 2015 from $53,700 in 2014. This increase was the largest, in percentage terms, since the Bureau began tracking median income statistics in the 1960s.

The U.S. remains in a slow to low 1-3% GDP growth rate, even with a potential Brexit global growth hair cut of 0.25% to 0.50% over the next year. The U.S. continues to be an attractive market and safe haven for investors given uncertainty in Europe and Japan as well as decelerating growth in China. These and other

20

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

factors are important supports for U.S. growth, making the odds of a near-term recession remain less than 40% in our view. Generally, recessions do not occur with an accommodative Fed or when oil prices are low. Historically, since the end of World War II, the market has rebounded post presidential elections into year-end by nearly two percentage points, regardless of the party victor, 70% of the time. With the election decided, by the end of the year stronger U.S. earnings growth will be more evident. This, along with an accommodative Federal Reserve policy slowly moving to interest rate normalization, should be positive for the market.

Fund Review

Over the course of the year ended October 31, the Fund’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks over the period returning +5.3%, on average, led by Chevron,
Microsoft, JP Morgan Chase, and Cisco Systems. The Fund’s Information Technology names were the best relative performers led by Applied Materials, Corning, Micron Technology, and Microsoft, while its Energy stocks performed admirably led by
Chevron, Baker Hughes, and Newfield Exploration. Sysco was the stalwart among the portfolio’s Consumer Staples stocks leading to the relative outperformance in the sector. The portfolio was well positioned for either outcome of the U.S.
presidential election and went to a natural underweight in Health Care at the end of September, which was positive, given the two candidates’ polemic positions. Other positive performers included ADT, Johnson Controls (acquirer of Tyco), and
Terex in Industrials, Utility company American Electric Power, and Zions Bancorporation in Financials. American Electric Power was completely sold as it appreciated to the point of meeting its valuation target, while ADT was eliminated after news it was being acquired by a private equity firm at a significant premium. On the downside, the portfolio’s Consumer Discretionary names underperformed due in large part to Gap, Lennar, and Dana. Ameriprise Financial was largely responsible for the loss suffered in Financials and was completely sold while Gilead Sciences and Anthem were the biggest laggards in the Health Care space. Other notable detractors include Sealed Air in Materials, Textron in Industrials, and Chesapeake Energy, which was completely sold after a fundamental review in February.

21

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

Annualized Return(1)

1 Yr Return

3 Yr Return

5 Yr Return

10 Yr Return

Inception Fund

Inception Index

TCW Relative Value Large Cap Fund

Class I – 12/31/2003

2.61
%

5.79
%

12.50
%

4.74
%

7.00
%

7.24
%

Class N – 12/31/1997

2.42
%

5.53
%

12.23
%

4.52
%

5.93
%

6.68
%

Russell 1000 Value Index

6.37
%

7.59
%

13.31
%

5.35
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

22

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2016, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a return of 3.53% and 3.30%
on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned 7.84% over the same period.

Market Outlook

After dipping to 49.4 in August, the Institute of Supply Management’s Purchasing Managers Index “ISM PMI” bounced back in September and further in October to 51.9, and the new orders and production components also climbed back above 50 after their respective dips in August; a level of 50 or greater connotes expansion. Similarly, after a slowdown in August, auto sales have showed some resurgence with October’s number coming in at a 17.9 million seasonally adjusted annual rate (SAAR). While housing data softened in September, the housing market is showing signs of strength as new home purchases by millennials scarred by the Great Financial Crisis appear to have picked up. Buyers have purchased new single-family houses at an annualized rate of nearly 600,000, near its highest rate since the winter of 2008 (July 2016 registered 629,000), and housing starts have been running at a one million annual pace every month since April 2015, a marked improvement from the 478,000 rate in the spring of 2009. According to Realtor.com, first-time buyers now comprise one-half of those looking to purchase a home in 2017, up from 33% last year. New home buyers should provide a significant boost to sales which would then translate to a bounce in household spending.

With the relatively strong 3Q GDP figure, solid monthly jobs gains, and continuing rise in year-over-year wage growth there is a stronger likelihood for a rate hike in December. The consensus is for one to two modest hikes in 2017. After tepid growth in the first half of the year, the first estimate for 3Q U.S. economic activity came in at a robust 2.9% annualized rate quarter-over-quarter as a build up in inventory and a soybean-related spike in exports offset softer household spending, which grew at a slower pace after the prior quarter’s healthy 4.3% pace.
Inventories accounted for 0.6 percentage points to GDP growth as stockpiles were rebuilt ending a streak in which negative changes in inventories weighed on growth for five consecutive quarters. Job growth thus far this year, while not as robust as in 2015, has been solid running at a 180,000 monthly average pace and the unemployment rate now stands at 4.9%. Average hourly earnings have risen to 2.8% year-over-year, the four-week moving average for jobless claims is at lows not seen since the early 1970s, and temporary employment figures (a harbinger for future full-time hires) remain solid.

The Russell Midcap earnings recession may have come to an end with year-over-year earnings coming in at flat to low single-digits on the positive side; previous estimates had called for negative low single-digits.
The Conference Board Consumer Confidence Index softened to 98.6 in October from 103.5 in September potentially due to acrimony surrounding the FBI and the election; a level of 100 or higher connotes an expansionary economy. Household incomes rose for the first time in eight years. According to the Census Bureau, in 2015 middle-class Americans and the poor enjoyed their best year of economic improvement in decades, a spike that broke a years-long streak of disappointment for
American workers. Real median household income increased 5.2% to $56,500 in 2015 from $53,700 in 2014. This increase was the largest, in percentage terms, since the Bureau began tracking median income statistics in the 1960s.

The U.S. remains in a slow to low 1-3% GDP growth rate, even with a potential Brexit global growth hair cut of 0.25% to 0.50% over the next year. The U.S. continues to be an attractive market and safe haven for investors given uncertainty in Europe and Japan as well as decelerating growth in China. These and other

23

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

factors are important supports for U.S. growth, making the odds of a near-term recession remain less than 40% in our view. Generally, recessions do not occur with an accommodative Fed or when oil prices are low. Historically, since the end of World War II, the market has rebounded post presidential elections into year-end by nearly two percentage points, regardless of the party victor, 70% of the time. With the election decided, by the end of the year stronger U.S. earnings growth will be more evident. This along with an accommodative Federal Reserve policy slowly moving to interest rate normalization should be positive for the market.

Fund Review

Over the course of
the year ended October 31, the Fund’s top ten conviction-weighted holdings was accretive to the Fund’s performance returning +12.4%, on average, led by Worthington Industries, Popular, Quest Diagnostics, Coach, and KeyCorp. The
Fund’s Materials stocks also contributed positive return, led by Worthington Industries and Axiall, as well as Campbell Soup and Sysco in Consumer Staples. Quest Diagnostics was a bright spot in Health Care aiding in the portfolio’s outperformance in the sector, one that struggled during the one year period, while Windstream’s robust return along with aid from the recently initiated Zayo Group were the primary drivers in Telecommunication Services. On the downside, the portfolio’s Information Technology names were the worst relative performers due in large part to Seagate Technology, Polycom, Western Digital, and NetApp. Toll Brothers, Gap, Beazer Homes, and Lennar were the largest detractors among the portfolio’s Consumer Discretionary names while Jones Lang LaSalle (now reassigned to the newly carved out Real Estate sector), Invesco, and GEO Group struggled in Financials. Other notable detractors include Chesapeake Energy, which was completely sold after a fundamental review in February, and SPX Flow.

24

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

Annualized Return(1)

1 Yr Return

3 Yr Return

5 Yr Return

10 Yr Return

Inception Fund

Inception Index

TCW Relative Value Mid Cap Fund

Class I – 11/1/1996

3.53
%

3.15
%

11.16
%

4.89
%

9.95

%(2)

10.45
%

Class N – 10/31/2000

3.30
%

2.91
%

10.89
%

4.59
%

7.17
%

9.72
%

Russell Midcap Value Index

7.84
%

7.97
%

14.07
%

7.19
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)
Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

25

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2016, the TCW Select Equities Fund (the “Fund”) had a negative return of 5.56% and 5.81% on its I Class and N Class shares, respectively. The performance of the
Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 2.28% over the same period.

Fiscal 2016 began with the S&P 500 rallying +8.4% in October, marking the best monthly gain in five years. Economic data remained mixed in November and December
2015 but the key event was the Fed’s decision in December to finally move off the zero-bound and raise the target range for the federal funds rate by 25 basis points, the first rate tightening since June 2006. Stock market volatility ensued and the first six weeks of calendar 2016 marked the worst stock market start to a calendar year in U.S. history. The Bank of Japan surprised the market by introducing negative interest rates, potentially opening up Pandora’s Box as to the technical limits of QE. By the end of February, ~1/3 of global sovereign debt traded with a negative interest rate. In Europe, the ECB delivered a package of policy measures that included cutting its benchmark rate to 0.0%, announced a larger-than-expected €20B increase in its monthly asset purchases to €80B, and amended the composition of its QE program to include investment grade euro-denominated bonds. In April the yen hit a 17-month high despite NIRP (negative interest rate policy). Meanwhile in the
U.S., the FOMC remained dovish as Fed Chair Yellen noted that global economic and financial developments continue to pose risks for the economy and the inflation outlook had become more uncertain and 1Q16 GDP increased only +0.8%. Increased volatility returned to the markets in June when the British voted to exit the EU (“Brexit”) but the S&P 500 finished June in modestly positive territory. Economic data remained mixed through the summer and fall and although U.S. GDP of
+2.9% in 3Q16 represented a sequential improvement, U.S. GDP remained stubbornly low post the Great Recession. As the fiscal year ended, focus turned to the U.S. Presidential election.

Net of expenses, the Fund underperformed for the year primarily as a result of negative security selection results, particularly in the health care, consumer discretionary and information technology sectors. Athenahealth, Inc. underperformed as the company failed to announce a large enterprise deal in 2016 and bookings growth moderated due to a more challenging end market landscape.
Chipotle Mexican Grill, Inc. retreated due to a handful of E. coli outbreaks, which severely negatively impacted traffic and sales. Our biggest stock detractor during the year came from the information technology sector: LinkedIn Corporation dropped after the company issued weak FY2016 guidance and noted a meaningfully slowing in its Marketing and Subscriptions segments.

Our biggest stock contributors during the year came from the information technology and financials sectors. Facebook Inc. rallied as the company posted robust broad-based growth across several advertiser segments and verticals. ARM Holdings plc jumped when it was announced that SoftBank Group intended to acquire the company in an all-cash transaction for a 43% premium to its last closing price. Equinix,
Inc., the largest network neutral co-location data center provider in the world, rallied due to strong revenues per cabinet, decreasing customer churn and solid higher-margin interconnection revenues. In the financials sector, Chubb moved higher as its announced deal with ACE in 2015 created a global P&C industry leader

26

TCW Select Equities Fund

Management Discussions (Continued)

and provided revenue and expense synergy opportunities that offset a weakening pricing environment in its end market.

Annualized Return(1)

1 Yr Return

3 Yr Return

5 Yr Return

10 Yr Return

Inception Fund

Inception Index

TCW Select Equities Fund

Class I – 07/01/1991

(5.56
)%

6.29
%

11.07
%

7.73
%

9.49

%(2)

8.70
%

Class N – 2/26/1999

(5.81
)%

6.01
%

10.76
%

7.43
%

5.09
%

4.00
%

Russell 1000 Growth Index

2.28
%

9.36
%

13.65
%

8.22
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)
Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

27

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2016, the TCW Small Cap Growth Fund (the “Fund”) gained 1.94% and 1.92% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 2000 Growth Index, declined 0.49% over the same period.

U.S. equities started 2016 in decline and have mostly been on the upswing since mid-February. Following the Federal Reserve’s first interest rate hike in nearly a decade in December, equity markets pushed to record highs on better U.S. economic data and a rebound from record low oil prices. The markets seemed to shrug off the political uncertainty surrounding the U.S. presidential election and
Britain’s vote to leave the European Union. Underlying the seemingly bullish market, however, investor sentiment remains bearish as money managers continue to rest on high cash levels and as funds extended their flow out of equities into bonds.
IPO activity did pick up modestly in the latter portion of the year, but volume is still down year-over-year. Uncertainty around interest rates, the regulatory environment, and political outcomes in Europe and in the U.S. have kept IPO activity relatively slow. On the other hand, healthy balance sheets and low interest rates funded considerable M&A activity, especially among small- and mid-cap companies.

On an attribution basis, the Fund’s outperformance was primarily a result of positive stock selection in the healthcare and industrials sectors. Stock selection also helped in information technology and energy. Partially offsetting this was negative stock selection in consumer discretionary, consumer staples and financials.
At the end of the period, the Fund’s largest sector weighting was the information technology sector, followed by healthcare. Contributors of note included Cepheid and LDR Holding Corporation in healthcare, John Bean Technologies, HEICO
Corporation and B/E Aerospace in industrials, Demandware and Cornerstone OnDemand in information technology and MarketAxess in financials. LDR Holding was acquired by Zimmer Biomet and B/E Aerospace agreed to be acquired by Rockwell Collins.
Demandware was acquired by Salesforce.com and Marketo was acquired by Vista Equity Partners. On the other hand, notable detractors were names such as Skechers, The Habit Restaurants and Gentherm in consumer discretionary, Boston Beer Company in consumer staples, WisdomTree Investments in financials, Eagle Pharmaceuticals, Valeant Pharmaceuticals and athenahealth in healthcare, and FireEye in information technology.

At a macroeconomic level, while conditions in China and emerging markets are still the primary headwinds to a global recovery, we are optimistic on the overall strength of the U.S. economy compared to the rest of the world. The U.S. consumer remains relatively resilient as evidenced by new home sales, personal income, and personal consumption expenditures, which are all up year-over-year. In aggregate, despite a few volatile monthly data points, we believe the latest economic data support that the wider U.S. economy is advancing, albeit at a modest pace. With respect to our investments, we believe “quality,” growth over value, and domestically focused names should outperform in a volatile environment. We seek to invest in companies with highly innovative and differentiated products and services, along with strong balance sheets, positive earnings, and sustainable business models. We continue to anticipate healthy M&A activity and believe there is a robust pipeline of M&A-ready companies. M&A activity in 2015 was largely financially motivated, i.e., large companies buying other large companies through inexpensive financing. As we have

28

TCW Small Cap Growth Fund

Management Discussions (Continued)

already seen so far this year, we think small- and mid-cap companies with differentiated businesses will be attractive to larger companies looking for strategic assets to drive top-line growth.

Annualized Return(1)

1 Yr Return

3 Yr Return

5 Yr Return

10 Yr Return

Inception Fund

Inception Index

TCW Small Cap Growth Fund

Class I – 12/01/1989

1.94
%

1.52
%

6.03
%

6.50
%

8.63

%(2)

7.30
%

Class N – 2/26/1999

1.92
%

1.36
%

5.79
%

6.21
%

3.56
%

6.07
%

Russell 2000 Growth Index

(0.49
)%

3.70
%

11.34
%

6.92
%

(1)
The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)
Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

29

TCW Conservative Allocation Fund

Schedule of Investments

Number of Shares

Investment Companies

Value

Diversified Equity Funds (39.0% of Net Assets)

195,801

TCW / Gargoyle Hedged Value Fund — I Class (1)

$
1,707,381

120,731

TCW Global Real Estate Fund — I Class (1)

1,137,284

351,990

TCW High Dividend Equities Fund — I Class (1)

3,136,227

77,502

TCW International Growth Fund — I Class (1)

758,743

124,211

TCW Relative Value Large Cap Fund — I Class (1)

2,655,623

96,331

TCW Select Equities Fund — I Class (1)

2,510,378

Total Diversified Equity Funds

11,905,636

Diversified Fixed Income Funds (60.2%)

354,750

Metropolitan West Low Duration Bond Fund — I Class (1)

3,104,061

391,564

Metropolitan West Total Return Bond Fund — I Class (1)

4,279,794

75,764

TCW Global Bond Fund — I Class (1)

748,545

995,444

TCW Total Return Bond Fund — I Class (1)

10,282,941

Total Diversified Fixed Income Funds

18,415,341

Total Investment Companies (Cost: $28,113,725) (99.2%)

30,320,977

Total Investments (Cost: $28,113,725) (99.2%)

30,320,977

Excess of Other Assets over Liabilities (0.8%)

257,982

Net Assets (100.0%)

$
30,578,959

Notes to the Schedule of Investments:

(1)

Affiliated issuer.

See accompanying notes to financial statements.

30

TCW Conservative Allocation Fund

Investments by Industry
October 31, 2016

Industry

Percentage of Net Assets

Diversified Fixed Income Funds

60.2
%

Diversified Equity Funds

39.0

Total

99.2
%

See accompanying notes to financial statements.

31

TCW Focused Equities Fund

Schedule of Investments

Number of Shares

Common Stock

Value

Aerospace & Defense (4.5% of Net Assets)

1,930

Honeywell International, Inc.

$
211,683

855

TransDigm Group, Inc. (1)

232,953

Total Aerospace & Defense

444,636

Banks (13.6%)

3,535

JPMorgan Chase & Co.

244,834

3,150

M&T Bank Corp.

386,599

6,520

US Bancorp

291,835

9,065

Wells Fargo & Co.

417,081

Total Banks

1,340,349

Beverages (2.7%)

2,315

Anheuser-Busch InBev NV (Belgium) (SP ADR)

267,359

Biotechnology (5.6%)

1,780

Amgen, Inc.

251,265

2,900

  Celgene Corp.
(1)

296,322

Total Biotechnology

547,587

Capital Markets (2.9%)

1,585

Goldman Sachs Group, Inc. (The)

282,510

Chemicals (5.9%)

2,415

Air Products & Chemicals, Inc.

322,209

2,280

Ecolab, Inc.

260,308

Total Chemicals

582,517

Containers & Packaging (2.8%)

6,090

Sealed Air Corp.

277,887

Energy Equipment & Services (1.0%)

1,235

Schlumberger, Ltd.

96,614

Food & Staples Retailing (2.6%)

3,060

CVS Health Corp.

257,346

Food Products (3.5%)

1,285

Mead Johnson Nutrition Co.

96,079

5,425

Mondelez International, Inc.

243,800

Total Food Products

339,879

Health Care Providers & Services (2.4%)

1,840

McKesson Corp.

233,993

Hotels, Restaurants & Leisure (4.9%)

4,975

Las Vegas Sands Corp.

287,953

3,740

Starbucks Corp.

198,482

Total Hotels, Restaurants & Leisure

486,435

See
accompanying notes to financial statements.

32

TCW Focused Equities Fund

October 31, 2016

Number of Shares

Common Stock

Value

Industrial Conglomerates (5.0%)

4,230

Danaher Corp.

$
332,266

950

Roper Technologies, Inc.

164,645

Total Industrial Conglomerates

496,911

Insurance (3.4%)

2,640

Chubb, Ltd. (Switzerland)

335,280

Internet Software & Services (3.1%)

395

Alphabet, Inc. — Class C (1)

309,893

Machinery (2.5%)

2,885

IDEX Corp.

249,379

Multiline Retail (3.0%)

3,870

  Dollar Tree, Inc.
(1)

292,378

Oil, Gas & Consumable Fuels (10.9%)

4,710

Devon Energy Corp.

178,462

4,805

EOG Resources, Inc.

434,468

3,925

Occidental Petroleum Corp.

286,172

6,140

Williams Cos., Inc. (The)

179,288

Total Oil, Gas & Consumable Fuels

1,078,390

Pharmaceuticals (6.2%)

5,285

AbbVie, Inc.

294,797

1,517

Allergan plc (Ireland) (1)

316,962

Total Pharmaceuticals

611,759

Road & Rail (3.5%)

3,890

Union Pacific Corp.

343,020

Software (3.6%)

3,335

Adobe Systems, Inc. (1)

358,546

Specialty Retail (1.7%)

1,220

Advance Auto Parts, Inc.

170,898

Textiles, Apparel & Luxury Goods (1.8%)

1,660

PVH Corp.

177,587

Total Common Stock (Cost: $8,835,161) (97.1%)

9,581,153

Master Limited Partnership

Oil, Gas & Consumable Fuels (2.0%)

2,586

EQT Midstream Partners LP

193,614

Total Master Limited Partnership (Cost: $182,391) (2.0%)

193,614

See
accompanying notes to financial statements.

33

TCW Focused Equities Fund

Schedule of Investments (Continued)

Number of Shares

Money Market Investments

Value

65,451

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)

$
65,451

Total Money Market Investments (Cost: $65,451) (0.7%)

65,451

Total Investments (Cost: $9,083,003) (99.8%)

9,840,218

Excess of Other Assets over Liabilities (0.2%)

21,104

Net Assets (100.0%)

$
9,861,322

Notes to the Schedule of Investments:

(1)

Non-income producing security.

(2)

Rate disclosed is the 7-day net yield as of October 31, 2016.

SP ADR - Sponsored
American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

See accompanying notes to financial statements.

34

TCW Focused Equities Fund

Investments by Industry
October 31, 2016

Industry

Percentage of Net Assets

Aerospace & Defense

4.5
%

Banks

13.6

Beverages

2.7

Biotechnology

5.6

Capital Markets

2.9

Chemicals

5.9

Containers & Packaging

2.8

Energy Equipment & Services

1.0

Food & Staples Retailing

2.6

Food Products

3.5

Health Care Providers & Services

2.4

Hotels, Restaurants & Leisure

4.9

Industrial Conglomerates

5.0

Insurance

3.4

Internet Software & Services

3.1

Machinery

2.5

Multiline Retail

3.0

Oil, Gas & Consumable Fuels

12.9

Pharmaceuticals

6.2

Road & Rail

3.5

Software

3.6

Specialty Retail

1.7

Textiles, Apparel & Luxury Goods

1.8

Money Market Investments

0.7

Total

99.8
%

See accompanying notes to financial statements.

35

TCW Global Real Estate Fund

Schedule of Investments

Number of Shares

Common Stock

Value

Australia (4.7% of Net Assets)

33,873

Scentre Group

$
108,447

12,134

Westfield Corp.

82,027

Total Australia (Cost: $195,383)

190,474

China (4.4%)

31,000

China Overseas Land & Investment, Ltd.

95,175

11,332

Link REIT (The)

80,623

Total China (Cost: $161,726)

175,798

France (4.7%)

1,720

Klepierre

70,193

492

Unibail — Rodamco SE

116,619

Total France (Cost: $208,530)

186,812

Germany (Cost: $84,644) (2.5%)

3,119

Deutsche Wohnen AG

101,759

Japan (11.2%)

6,000

Mitsubishi Estate Co., Ltd.

119,005

5,000

Mitsui Fudosan Co., Ltd.

113,636

72

Mori Hills REIT Investment Corp.

101,312

52

Nippon Prologis REIT, Inc.

117,444

Total Japan (Cost: $445,228)

451,397

Singapore (Cost: $83,507) (1.8%)

56,443

Global Logistic Properties, Ltd.

71,788

United Kingdom (Cost: $77,670) (1.3%)

7,302

British Land Co. PLC (The)

52,145

United States (67.1%)

3,563

AGNC Investment Corp.

71,474

662

AvalonBay Communities, Inc.

113,321

630

Boston Properties, Inc.

75,902

6,291

Chimera Investment Corp.

98,580

7,680

Colony Capital, Inc.

145,997

3,811

Colony Starwood Homes

110,557

1,322

Digital Realty Trust, Inc.

123,515

300

Equinix, Inc.

107,184

1,600

Equity Residential

98,800

1,071

Extra Space Storage, Inc.

78,344

2,986

Gaming and Leisure Properties, Inc.

98,030

2,444

General Growth Properties, Inc.

60,978

2,607

HCP, Inc.

89,290

2,520

Hospitality Properties Trust

68,947

5,964

Host Hotels & Resorts, Inc.

92,323

861

Macerich Co. (The)

60,942

3,470

MDC Holdings, Inc.

82,274

See accompanying notes to financial statements.

36

TCW Global Real Estate Fund

October 31, 2016

Number of Shares

Common Stock

Value

United States (Continued)

6,372

MFA Financial, Inc.

$

46,579

2,887

Prologis, Inc.

150,586

623

Public Storage

133,148

2,944

Seritage Growth Properties

134,099

1,000

Simon Property Group, Inc.

185,960

1,779

Ventas, Inc.

120,527

14,813

VEREIT, Inc.

139,242

1,040

Vornado Realty Trust

96,491

1,642

Welltower, Inc.

112,526

Total United States (Cost: $2,642,628)

2,695,616

Total Common Stock (Cost: $3,899,316) (97.7%)

3,925,789

Preferred Stock

United States (Cost: $39,488) (1.0%)

1,493

Public Storage, 6%

40,236

Total Preferred Stock (Cost: $39,488) (1.0%)

40,236

Money Market Investments

66,011

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (1)

66,011

Total Money Market Investments (Cost: $66,011) (1.7%)

66,011

Total Investments (Cost: $4,004,815) (100.4%)

4,032,036

Liabilities in Excess of Other Assets (-0.4%)

(15,566
)

Total Net Assets (100.0%)

$
4,016,470

Notes to the Schedule of Investments:

REIT - Real
Estate Investment Trust.

(1)

Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

37

TCW Global Real Estate Fund

Investments by Industry
October 31, 2016

Industry

Percentage of Net Assets

Building-Residential/Commercial

2.0
%

Casino Services

2.4

REITS-Apartments

8.1

REITS-Diversified

14.0

REITS-Health Care

8.0

REITS-Hotels

4.0

REITS-Mortgage

9.1

REITS-Office Property

5.4

REITS-Regional Malls

7.6

REITS-Shopping Centers

10.0

REITS-Storage

6.3

REITS-Warehouse/Industrial

6.6

Real Estate Management/Services

5.5

Real Estate Operations/Development

7.0

Web Hosting/Design

2.7

Money Market Investments

1.7

Total

100.4
%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of
October 31, 2016 in valuing the Fund’s investments:

Description

Quoted Prices in Active Markets for Identical Assets (Level 1)

Other Significant Observable Inputs (Level 2)

Significant Unobservable Inputs (Level 3)

Total

Common Stock

Household Durables

$
82,274

$
—

$
—

$
82,274

Internet Software & Services

107,184

—

—

107,184

REIT

2,506,159

728,809

—

3,234,968

Real Estate Management & Development

—

501,363

—

501,363

Total Common Stock

2,695,617

1,230,172

—

3,925,789

Preferred Stock

REIT

40,236

—

—

40,236

Total Preferred Stock

40,236

—

—

40,236

Money Market Investments

66,011

—

—

66,011

Total Investments

$
2,801,864

$
1,230,172

$
—

$
4,032,036

See accompanying notes to financial statements.

38

TCW Growth Equities Fund

Schedule of Investments
October 31, 2016

Number of Shares

Common Stock

Value

Aerospace & Defense (3.0% of Net Assets)

2,990

BE Aerospace, Inc.

$
177,965

1,463

HEICO Corp.

98,840

Total Aerospace & Defense

276,805

Beverages (5.6%)

1,360

Boston Beer Co., Inc. (The) (1)

211,140

1,225

Constellation Brands, Inc.

204,722

640

Monster Beverage Corp. (1)

92,378

Total Beverages

508,240

Biotechnology (3.2%)

1,705

BioMarin Pharmaceutical, Inc. (1)

137,286

1,775

  Incyte Corp. (1)

154,372

Total Biotechnology

291,658

Capital Markets (1.5%)

15,590

WisdomTree Investments, Inc.

133,762

Diversified Consumer Services (3.1%)

1,840

MarketAxess Holdings, Inc.

277,398

Electrical Equipment (2.3%)

1,755

Rockwell Automation, Inc.

210,109

Energy Equipment & Services (0.9%)

810

Core Laboratories NV (Netherlands)

78,546

Food & Staples Retailing (6.0%)

1,791

Pricesmart, Inc.

162,891

9,035

United Natural Foods, Inc. (1)

377,121

Total Food & Staples Retailing

540,012

Food Products (3.9%)

9,615

Hain Celestial Group, Inc. (The) (1)

349,697

Health Care Equipment & Supplies (2.3%)

305

Intuitive Surgical, Inc. (1)

204,984

Health Care Providers & Services (2.4%)

9,265

Diplomat Pharmacy, Inc. (1)

214,670

Health Care Technology (3.1%)

1,690

  athenahealth, Inc.
(1)

174,611

1,805

  Cerner Corp. (1)

105,737

Total Health Care Technology

280,348

Hotels, Restaurants & Leisure (3.8%)

7,815

Habit Restaurants, Inc. (The) (1)

110,582

2,520

Wynn Resorts, Ltd.

238,266

Total Hotels, Restaurants & Leisure

348,848

See
accompanying notes to financial statements.

39

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares

Common Stock

Value

Household Durables (2.7%)

3,110

Harman International Industries, Inc. (1)

$
247,898

Internet & Catalog Retail (2.0%)

2,820

  TripAdvisor, Inc.
(1)

181,834

Internet Software & Services (5.7%)

6,115

Cornerstone OnDemand, Inc. (1)

252,549

6,230

  Twitter, Inc.
(1)

111,829

4,650

  Yelp, Inc. (1)

151,869

Total Internet Software & Services

516,247

Life Sciences Tools & Services (4.3%)

551

  Illumina, Inc.
(1)

75,013

6,980

INC Research Holdings, Inc. (1)

318,986

Total Life Sciences Tools & Services

393,999

Machinery (5.7%)

1,695

Graco, Inc.

126,955

1,805

Middleby Corp. (The) (1)

202,359

2,405

Wabtec Corp.

185,931

Total Machinery

515,245

Media (1.1%)

4,785

Lions Gate Entertainment Corp.

97,423

Pharmaceuticals (1.5%)

8,085

Horizon Pharma PLC (Ireland) (1)

135,181

Semiconductors & Semiconductor Equipment (1.3%)

2,765

Mellanox Technologies, Ltd. (Israel) (1)

120,001

Software (16.4%)

1,055

  ANSYS, Inc. (1)

96,374

120

  Blackline, Inc.
(1)

2,730

8,240

  FireEye, Inc.
(1)

95,749

2,700

  Imperva, Inc.
(1)

99,630

1,865

  Proofpoint, Inc.
(1)

146,179

1,345

  Red Hat, Inc.
(1)

104,170

3,020

  ServiceNow, Inc.
(1)

265,488

4,070

  Splunk, Inc. (1)

244,973

2,170

Tableau Software, Inc. (1)

104,269

600

Tyler Technologies, Inc. (1)

96,240

2,630

  Workday, Inc.
(1)

227,968

Total Software

1,483,770

Specialty Retail (7.2%)

3,680

  CarMax, Inc. (1)

183,779

5,860

Dick’s Sporting Goods, Inc.

326,109

4,850

Restoration Hardware Holdings, Inc. (1)

140,505

Total Specialty Retail

650,393

See
accompanying notes to financial statements.

40

TCW Growth Equities Fund

October 31, 2016

Number of Shares

Common Stock

Value

Textiles, Apparel & Luxury Goods (5.5%)

15,195

Skechers U.S.A., Inc. (1)

$

319,551

3,190

  Under Armour, Inc.
(1)

99,209

3,212

Under Armour, Inc. — Class C (1)

83,062

Total Textiles, Apparel & Luxury Goods

501,822

Total Common Stock (Cost: $7,054,288) (94.5%)

8,558,890

Money Market Investments

516,630

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)

516,630

Total Money Market Investments (Cost: $516,630) (5.7%)

516,630

Total Investments (Cost: $7,570,918) (100.2%)

9,075,520

Liabilities in Excess of Other Assets (-0.2%)

(16,347
)

Net Assets (100.0%)

$
9,059,173

Notes to the Schedule of Investments:

(1)

Non-income producing security.

(2)

Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

41

TCW Growth Equities Fund

Investments by Industry
October 31, 2016

Industry

Percentage of Net Assets

Aerospace & Defense

3.0
%

Beverages

5.6

Biotechnology

3.2

Capital Markets

1.5

Diversified Consumer Services

3.1

Electrical Equipment

2.3

Energy Equipment & Services

0.9

Food & Staples Retailing

6.0

Food Products

3.9

Health Care Equipment & Supplies

2.3

Health Care Providers & Services

2.4

Health Care Technology

3.1

Hotels, Restaurants & Leisure

3.8

Household Durables

2.7

Internet & Catalog Retail

2.0

Internet Software & Services

5.7

Life Sciences Tools & Services

4.3

Machinery

5.7

Media

1.1

Pharmaceuticals

1.5

Semiconductors & Semiconductor Equipment

1.3

Software

16.4

Specialty Retail

7.2

Textiles, Apparel & Luxury Goods

5.5

Money Market Investments

5.7

Total

100.2
%

See accompanying notes to financial statements.

42

TCW High Dividend Equities Fund

Schedule of Investments
October 31, 2016

Number of Shares

Common Stock

Value

Banks (3.8% of Net Assets)

5,880

US Bancorp

$
263,188

4,280

Wells Fargo & Co.

196,923

Total Banks

460,111

Beverages (4.6%)

5,945

Coca-Cola Co. (The)

252,068

2,780

PepsiCo, Inc.

298,016

Total Beverages

550,084

Biotechnology (1.9%)

1,580

Amgen, Inc.

223,033

Capital Markets (6.4%)

27,570

Ares Capital Corp.

421,821

6,277

Golub Capital BDC, Inc.

111,103

22,330

TriplePoint Venture Growth BDC Corp.

239,154

Total Capital Markets

772,078

Commercial Services & Supplies (4.9%)

6,165

Republic Services, Inc.

324,464

3,955

Waste Management, Inc.

259,685

Total Commercial Services & Supplies

584,149

Diversified Telecommunication Services (4.1%)

4,095

Cogent Communications Group, Inc.

151,106

7,155

Verizon Communications, Inc.

344,155

Total Diversified Telecommunication Services

495,261

Electric Utilities (3.1%)

1,895

Edison International

139,245

1,815

NextEra Energy, Inc.

232,320

Total Electric Utilities

371,565

Food & Staples Retailing (5.7%)

6,090

CVS Health Corp.

512,169

2,485

Wal-Mart Stores, Inc.

174,000

Total Food & Staples Retailing

686,169

Food Products (4.8%)

11,985

ConAgra Foods, Inc.

577,437

Health Care Providers & Services (3.3%)

5,745

Cardinal Health, Inc.

394,624

Household Durables (1.8%)

9,205

MDC Holdings, Inc.

218,251

See
accompanying notes to financial statements.

43

TCW High Dividend Equities Fund

Schedule of Investments (Continued)

Number of Shares

Common Stock

Value

Insurance (4.9%)

2,005

Chubb, Ltd. (Switzerland)

$
254,635

10,490

Progressive Corp. (The)

330,540

Total Insurance

585,175

Internet Software & Services (1.6%)

535

Equinix, Inc.

191,145

IT Services (2.4%)

1,845

International Business Machines Corp.

283,558

Machinery (4.0%)

8,925

EnPro Industries, Inc.

483,021

Media (1.1%)

5,265

Sinclair Broadcast Group, Inc.

132,151

Oil, Gas & Consumable Fuels (8.3%)

8,190

ConocoPhillips

355,855

2,740

Hess Corp.

131,438

12,105

Kinder Morgan, Inc.

247,305

3,625

Occidental Petroleum Corp.

264,299

Total Oil, Gas & Consumable Fuels

998,897

Professional Services (2.0%)

5,165

Nielsen Holdings PLC (United Kingdom)

232,528

REIT (12.3%)

27,125

Colony Capital, Inc.

515,646

5,825

Colony Starwood Homes

168,983

12,045

Seritage Growth Properties

548,650

1,280

Simon Property Group, Inc.

238,029

Total REIT

1,471,308

Technology Hardware, Storage & Peripherals (1.0%)

1,085

Apple, Inc.

123,191

Tobacco (3.0%)

5,375

Altria Group, Inc.

355,395

Total Common Stock (Cost: $10,083,925) (85.0%)

10,189,131

Preferred Stock

Banks (2.6%)

11,560

Bank of America Corp., 6.5%

310,849

REIT (2.5%)

11,835

Public Storage, 5.75%

300,727

Total Preferred Stock (Cost: $611,555) (5.1%)

611,576

See
accompanying notes to financial statements.

44

TCW High Dividend Equities Fund

October 31, 2016

Number of Shares

Master Limited Partnership

Value

Oil, Gas & Consumable Fuels (1.7%)

2,790

EQT Midstream Partners LP

$
208,887

Total Master Limited Partnership (Cost: $212,445) (1.7%)

208,887

Number of Contracts

Purchased Options

10

BlackRock, Inc., Put, Strike Price $360, Expires 01/20/2017

24,550

76

Greenhill & Co., Inc., Call, Strike Price $20, Expires 12/16/2016

28,500

73

Industrial Select Sector SPDR, Put, Strike Price $58, Expires 12/16/2016

12,994

115

Industrial Select Sector SPDR, Put, Strike Price $58, Expires 01/20/2017

24,438

176

Pfizer, Inc., Call, Strike Price $37, Expires 01/20/2017

1,056

41

Sanderson Farms, Inc., Put, Strike Price $79, Expires 02/17/2017

9,840

53

SPDR S&P 500 ETF Trust, Put, Strike Price $217, Expires 01/20/2017

43,195

Total Purchased Options (Cost: $165,472) (1.2%)

144,573

Number of Shares

Money Market Investments

887,614

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (1)

887,614

Total Money Market Investments (Cost: $887,614) (7.4%)

887,614

Total Investments (Cost: $11,961,011) (100.4%)

12,041,781

Liabilities in Excess of Other Assets (-0.4%)

(46,872
)

Net Assets (100.0%)

$
11,994,909

Written Options — Exchange Traded

Number of Contracts

Description

Premiums (Received)

Value

16

Chubb, Ltd., Call, Strike Price $120.00, Expires 02/17/2017

$
(9,423
)

$
(15,760
)

Notes to the Schedule of Investments:

BDC - Business Development Company.

ETF - Exchange
Traded Fund.

REIT - Real
Estate Investment Trust.

(1)

Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

45

TCW High Dividend Equities Fund

Investments by Industry
October 31, 2016

Industry

Percentage of Net Assets

Banks

6.4
%

Beverages

4.6

Biotechnology

1.9

Capital Markets

6.4

Commercial Services & Supplies

4.9

Diversified Telecommunication Services

4.1

Electric Utilities

3.1

Food & Staples Retailing

5.7

Food Products

4.8

Health Care Providers & Services

3.3

Household Durables

1.8

Insurance

4.9

Internet Software & Services

1.6

IT Services

2.4

Machinery

4.0

Media

1.1

Oil, Gas & Consumable Fuels

10.0

Professional Services

2.0

Purchased Options

1.2

REIT

14.8

Technology Hardware, Storage & Peripherals

1.0

Tobacco

3.0

Money Market Investments

7.4

Total

100.4
%

See accompanying notes to financial statements.

46

TCW New America Premier Equities Fund

Schedule of Investments
October 31, 2016

Number of Shares

Common Stock

Value

Aerospace & Defense (7.7% of Net Assets)

873

Honeywell International, Inc.

$
95,751

1,298

Safran S.A. (France)

89,191

524

TransDigm Group, Inc. (1)

142,769

Total Aerospace & Defense

327,711

Beverages (8.7%)

2,140

Dr Pepper Snapple Group, Inc.

187,871

1,732

PepsiCo, Inc.

185,670

Total Beverages

373,541

Chemicals (8.9%)

38

  AdvanSix, Inc.
(1)

607

1,863

Air Products & Chemicals, Inc.

248,561

1,193

Celanese Corp. — Series A

86,994

326

International Flavors & Fragrances, Inc.

42,634

Total Chemicals

378,796

Communications Equipment (1.2%)

608

Motorola Solutions, Inc.

44,129

390

Quantenna Communications, Inc. (1)

5,842

Total Communications Equipment

49,971

Containers & Packaging (3.9%)

3,682

Sealed Air Corp.

168,010

Diversified Financial Services (1.6%)

467

Berkshire Hathaway, Inc. — Class B (1)

67,388

Electrical Equipment (0.9%)

881

AMETEK, Inc.

38,852

Electronic Equipment, Instruments & Components (3.3%)

3,239

Agilent Technologies, Inc.

141,123

Food Products (4.3%)

3,402

ConAgra Foods, Inc.

163,908

245

Mead Johnson Nutrition Co.

18,319

Total Food Products

182,227

Health Care Equipment & Supplies (1.5%)

1,314

Baxter International, Inc.

62,533

Household Products (1.6%)

812

Procter & Gamble Co. (The)

70,481

Industrial Conglomerates (9.6%)

371

3M Co.

61,327

2,915

Danaher Corp.

228,973

691

Roper Technologies, Inc.

119,757

Total Industrial Conglomerates

410,057

See
accompanying notes to financial statements.

47

TCW New America Premier Equities Fund

Schedule of Investments (Continued)

Number of Shares

Common Stock

Value

Internet Software & Services (3.1%)

1,780

Trade Desk, Inc. (The) (1)

$

44,821

2,106

  Yahoo!, Inc. (1)

87,504

Total Internet Software & Services

132,325

Machinery (4.1%)

963

IDEX Corp.

83,242

827

Illinois Tool Works, Inc.

93,922

Total Machinery

177,164

Media (3.3%)

2,255

Comcast Corp.

139,404

Pharmaceuticals (3.0%)

1,113

Johnson & Johnson

129,097

Professional Services (4.1%)

2,145

  IHS Markit, Ltd.
(1)

78,914

3,095

  TransUnion (1)

96,688

Total Professional Services

175,602

Semiconductors & Semiconductor Equipment (1.0%)

3,269

Marvell Technology Group, Ltd.

42,595

Software (13.6%)

5,407

Activision Blizzard, Inc.

233,420

57

  Blackline, Inc.
(1)

1,297

623

Dell Technologies, Inc. — VMware, Inc. — Class V (1)

30,583

3,186

Microsoft Corp.

190,905

3,275

Oracle Corp.

125,826

Total Software

582,031

Specialty Retail (1.5%)

849

TJX Cos., Inc. (The)

62,614

Total Common Stock (Cost: $3,491,900) (86.9%)

3,711,522

Money Market Investments

365,598

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)

365,598

Total Money Market Investments (Cost: $365,598) (8.5%)

365,598

Total Investments (Cost: $3,857,498) (95.4%)

4,077,120

Excess of Other Assets over Liabilities (4.6%)

194,359

Net Assets (100.0%)

$
4,271,479

Notes to the Schedule of Investments:

(1)

Non-income producing security.

(2)

Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

48

TCW New America Premier Equities Fund

Investments by Industry
October 31, 2016

Industry

Percentage of Net Assets

Aerospace & Defense

7.7
%

Beverages

8.7

Chemicals

8.9

Communications Equipment

1.2

Containers & Packaging

3.9

Diversified Financial Services

1.6

Electrical Equipment

0.9

Electronic Equipment, Instruments & Components

3.3

Food Products

4.3

Health Care Equipment & Supplies

1.5

Household Products

1.6

Industrial Conglomerates

9.6

Internet Software & Services

3.1

Machinery

4.1

Media

3.3

Pharmaceuticals

3.0

Professional Services

4.1

Semiconductors & Semiconductor Equipment

1.0

Software

13.6

Specialty Retail

1.5

Money Market Investments

8.5

Total

95.4
%

See accompanying notes to financial statements.

49

TCW New America Premier Equities Fund

Fair Valuation Summary
October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of
October 31, 2016 in valuing the Fund’s investments:

Description

Quoted Prices in Active Markets for Identical Assets (Level 1)

Other Significant Observable Inputs (Level 2)

Significant Unobservable Inputs (Level 3)

Total

Common Stock

Aerospace & Defense

$
238,520

$
89,191

$
—

$
327,711

Beverages

373,541

—

—

373,541

Chemicals

378,796

—

—

378,796

Communications Equipment

49,971

—

—

49,971

Containers & Packaging

168,010

—

—

168,010

Diversified Financial Services

67,388

—

—

67,388

Electrical Equipment

38,852

—

—

38,852

Electronic Equipment, Instruments & Components

141,123

—

—

141,123

Food Products

182,227

—

—

182,227

Health Care Equipment & Supplies

62,533

—

—

62,533

Household Products

70,481

—

—

70,481

Industrial Conglomerates

410,057

—

—

410,057

Internet Software & Services

132,325

—

—

132,325

Machinery

177,164

—

—

177,164

Media

139,404

—

—

139,404

Pharmaceuticals

129,097

—

—

129,097

Professional Services

175,602

—

—

175,602

Semiconductors & Semiconductor Equipment

42,595

—

—

42,595

Software

582,031

—

—

582,031

Specialty Retail

62,614

—

—

62,614

Total Common Stock

3,622,331

89,191

—

3,711,522

Money Market Investments

365,598

—

—

365,598

Total Investments

$
3,987,929

$
89,191

$
—

$
4,077,120

See accompanying notes to financial statements.

50

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments
October 31, 2016

Number of Shares

Common Stock

Value

Aerospace & Defense (2.0% of Net Assets)

524,085

Textron, Inc.

$
21,005,327

Air Freight & Logistics (2.0%)

117,580

FedEx Corp.

20,496,546

Auto Components (2.1%)

48,721

Adient PLC (Ireland) (1)

2,217,293

487,212

Johnson Controls International PLC (Ireland)

19,644,388

Total Auto Components

21,861,681

Banks (8.5%)

657,100

Citigroup, Inc.

32,296,465

588,204

JPMorgan Chase & Co.

40,739,009

486,800

Zions Bancorp.

15,679,828

Total Banks

88,715,302

Beverages (2.6%)

256,745

PepsiCo, Inc.

27,523,064

Biotechnology (2.2%)

314,500

Gilead Sciences, Inc.

23,156,635

Capital Markets (3.3%)

45,171

Ameriprise Financial, Inc.

3,992,665

162,800

Invesco, Ltd.

4,573,052

369,900

State Street Corp.

25,970,679

Total Capital Markets

34,536,396

Chemicals (2.3%)

354,765

Du Pont (E.I.) de Nemours & Co.

24,404,284

Communications Equipment (3.2%)

1,079,985

Cisco Systems, Inc.

33,133,940

Consumer Finance (1.2%)

419,237

Synchrony Financial

11,985,986

Containers & Packaging (1.1%)

252,600

WestRock Co.

11,667,594

Diversified Financial Services (2.0%)

75,102

Intercontinental Exchange, Inc.

20,306,830

Diversified Telecommunication Services (3.3%)

443,060

AT&T, Inc.

16,300,177

1,136,700

Deutsche Telekom AG (Germany) (SP ADR)

18,550,944

Total Diversified Telecommunication Services

34,851,121

Electronic Equipment, Instruments & Components (2.0%)

936,495

Corning, Inc.

21,267,801

See
accompanying notes to financial statements.

51

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments (Continued)

Number of Shares

Common Stock

Value

Energy Equipment & Services (5.2%)

383,256

Baker Hughes, Inc.

$

21,232,382

871,972

Nabors Industries, Ltd.

10,376,467

282,100

Schlumberger, Ltd.

22,068,683

Total Energy Equipment & Services

53,677,532

Food & Staples Retailing (1.6%)

340,300

Sysco Corp.

16,375,236

Food Products (1.0%)

208,600

ConAgra Foods, Inc.

10,050,348

Health Care Providers & Services (2.0%)

249,750

Quest Diagnostics, Inc

20,339,640

Household Durables (1.4%)

343,471

Lennar Corp.

14,319,306

Independent Power and Renewable Electricity Producers (1.4%)

1,230,071

AES Corp. (The)

14,477,936

Industrial Conglomerates (6.6%)

1,387,496

General Electric Co.

40,376,133

941,091

Koninklijke Philips Electronics NV (Netherlands) (NYRS)

28,260,963

Total Industrial Conglomerates

68,637,096

Insurance (4.7%)

292,800

Allstate Corp. (The)

19,881,120

426,080

MetLife, Inc.

20,008,717

86,600

Travelers Cos., Inc. (The)

9,368,388

Total Insurance

49,258,225

Leisure Products (0.4%)

137,200

Mattel, Inc.

4,325,916

Machinery (1.4%)

263,032

Pentair PLC (United Kingdom)

14,500,954

Media (5.2%)

458,462

Comcast Corp.

28,342,121

629,398

Regal Entertainment Group

13,538,351

912,636

Time, Inc.

11,864,268

Total Media

53,744,740

Multiline Retail (1.5%)

1,875,084

J.C. Penney Co., Inc. (1)

16,106,972

Oil, Gas & Consumable Fuels (4.8%)

372,160

Chevron Corp.

38,983,760

228,637

Royal Dutch Shell PLC (United Kingdom) (SP ADR)

11,388,409

Total Oil, Gas & Consumable Fuels

50,372,169

See
accompanying notes to financial statements.

52

TCW Relative Value Dividend Appreciation Fund

October 31, 2016

Number of Shares

Common Stock

Value

Pharmaceuticals (5.6%)

82,100

Johnson & Johnson

$

9,522,779

451,370

Merck & Co., Inc.

26,504,446

711,400

Pfizer, Inc.

22,558,494

Total Pharmaceuticals

58,585,719

REIT (0.9%)

337,200

Kimco Realty Corp.

8,972,892

Semiconductors & Semiconductor Equipment (8.3%)

1,643,400

Cypress Semiconductor Corp.

16,384,698

714,736

Intel Corp.

24,922,844

649,860

Maxim Integrated Products, Inc.

25,753,952

326,200

Microchip Technology, Inc.

19,751,410

Total Semiconductors & Semiconductor Equipment

86,812,904

Software (3.4%)

590,175

Microsoft Corp.

35,363,286

Specialty Retail (0.8%)

66,514

Home Depot, Inc. (The)

8,115,373

Technology Hardware, Storage & Peripherals (1.7%)

517,465

Seagate Technology PLC (Netherlands)

17,754,224

Textiles, Apparel & Luxury Goods (2.2%)

640,809

Coach, Inc.

22,998,635

Thrifts & Mortgage Finance (1.9%)

1,413,700

New York Community Bancorp, Inc.

20,300,732

Total Common Stock (Cost: $853,397,179) (99.8%)

1,040,002,342

Money Market Investments

3,285,906

  State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25%
(2)

3,285,906

Total Money Market Investments (Cost: $3,285,906) (0.3%)

3,285,906

Total Investments (Cost: $856,683,085) (100.1%)

1,043,288,248

Liabilities in Excess of Other Assets (-0.1%)

(1,536,728
)

Net Assets (100.0%)

$
1,041,751,520

Notes to the Schedule of Investments:

NYRS - New York Registry Shares.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)

Non-income producing security.

(2)

Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

53

TCW Relative Value Dividend Appreciation Fund

Investments by Industry
October 31, 2016

Industry

Percentage of Net Assets

Aerospace & Defense

2.0
%

Air Freight & Logistics

2.0

Auto Components

2.1

Banks

8.5

Beverages

2.6

Biotechnology

2.2

Capital Markets

3.3

Chemicals

2.3

Communications Equipment

3.2

Consumer Finance

1.2

Containers & Packaging

1.1

Diversified Financial Services

2.0

Diversified Telecommunication Services

3.3

Electronic Equipment, Instruments & Components

2.0

Energy Equipment & Services

5.2

Food & Staples Retailing

1.6

Food Products

1.0

Health Care Providers & Services

2.0

Household Durables

1.4

Independent Power and Renewable Electricity Producers

1.4

Industrial Conglomerates

6.6

Insurance

4.7

Leisure Products

0.4

Machinery

1.4

Media

5.2

Multiline Retail

1.5

Oil, Gas & Consumable Fuels

4.8

Pharmaceuticals

5.6

REIT

0.9

Semiconductors & Semiconductor Equipment

8.3

Software

3.4

Specialty Retail

0.8

Technology Hardware, Storage & Peripherals

1.7

Textiles, Apparel & Luxury Goods

2.2

Thrifts & Mortgage Finance

1.9

Money Market Investments

0.3

Total

100.1
%

See accompanying notes to financial statements.

54

TCW Relative Value Large Cap Fund

Schedule of Investments
October 31, 2016

Number of Shares

Common Stock

Value

Aerospace & Defense (3.3% of Net Assets)

416,210

Textron, Inc.

$
16,681,697

Auto Components (3.3%)

28,536

Adient PLC (Ireland) (1)

1,298,673

242,770

Dana, Inc.

3,758,080

285,368

Johnson Controls International PLC (Ireland)

11,506,038

Total Auto Components

16,562,791

Banks (9.5%)

341,100

Citigroup, Inc.

16,765,065

279,758

JPMorgan Chase & Co.

19,376,039

348,200

Zions Bancorp.

11,215,522

Total Banks

47,356,626

Beverages (2.5%)

117,600

PepsiCo, Inc.

12,606,720

Biotechnology (1.4%)

95,554

Gilead Sciences, Inc.

7,035,641

Capital Markets (2.3%)

163,900

State Street Corp.

11,507,419

Chemicals (1.8%)

163,686

Dow Chemical Co. (The)

8,807,944

Communications Equipment (3.4%)

547,890

Cisco Systems, Inc.

16,809,265

Consumer Finance (1.3%)

221,792

Synchrony Financial

6,341,033

Containers & Packaging (3.2%)

229,153

Sealed Air Corp.

10,456,251

115,700

WestRock Co.

5,344,183

Total Containers & Packaging

15,800,434

Diversified Financial Services (2.5%)

45,921

Intercontinental Exchange, Inc.

12,416,579

Diversified Telecommunication Services (1.4%)

195,300

AT&T, Inc.

7,185,087

Electronic Equipment, Instruments & Components (2.5%)

541,190

Corning, Inc.

12,290,425

Energy Equipment & Services (4.0%)

295,150

Baker Hughes, Inc.

16,351,310

291,231

Nabors Industries, Ltd.

3,465,649

Total Energy Equipment & Services

19,816,959

See
accompanying notes to financial statements.

55

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Number of Shares

Common Stock

Value

Food & Staples Retailing (1.5%)

156,100

Sysco Corp.

$

7,511,532

Food Products (1.1%)

119,000

ConAgra Foods, Inc.

5,733,420

Health Care Providers & Services (3.3%)

100,084

Anthem, Inc.

12,196,236

35,806

Cigna Corp.

4,254,827

Total Health Care Providers & Services

16,451,063

Household Durables (2.6%)

311,363

Lennar Corp.

12,980,723

Independent Power and Renewable Electricity Producers (1.9%)

830,500

AES Corp. (The)

9,774,985

Industrial Conglomerates (3.9%)

667,336

General Electric Co.

19,419,478

Insurance (4.2%)

305,084

Hartford Financial Services Group, Inc.

13,457,255

69,270

Travelers Cos., Inc. (The)

7,493,629

Total Insurance

20,950,884

Machinery (2.9%)

134,767

Pentair PLC (United Kingdom)

7,429,705

292,430

Terex Corp.

6,983,228

Total Machinery

14,412,933

Media (3.9%)

315,255

Comcast Corp.

19,489,064

Metals & Mining (0.4%)

153,800

Allegheny Technologies, Inc.

2,097,832

Multiline Retail (3.0%)

1,732,034

J.C. Penney Co., Inc. (1)

14,878,172

Oil, Gas & Consumable Fuels (5.1%)

182,600

Chevron Corp.

19,127,350

161,400

Newfield Exploration Co. (1)

6,551,226

Total Oil, Gas & Consumable Fuels

25,678,576

Pharmaceuticals (5.0%)

35,950

Johnson & Johnson

4,169,841

199,650

Merck & Co., Inc.

11,723,448

290,350

Pfizer, Inc.

9,206,998

Total Pharmaceuticals

25,100,287

See
accompanying notes to financial statements.

56

TCW Relative Value Large Cap Fund

October 31, 2016

Number of Shares

Common Stock

Value

Real Estate Management & Development (1.4%)

71,200

Jones Lang LaSalle, Inc.

$

6,895,720

Semiconductors & Semiconductor Equipment (7.7%)

484,575

Applied Materials, Inc.

14,091,441

824,400

Cypress Semiconductor Corp. (1)

8,219,268

286,639

Intel Corp.

9,995,102

373,100

Micron Technology, Inc. (1)

6,402,396

Total Semiconductors & Semiconductor Equipment

38,708,207

Software (4.1%)

338,390

Microsoft Corp.

20,276,329

Specialty Retail (1.9%)

76,900

Home Depot, Inc. (The)

9,382,569

Technology Hardware, Storage & Peripherals (2.2%)

190,040

Western Digital Corp.

11,105,938

Textiles, Apparel & Luxury Goods (1.4%)

195,442

Coach, Inc.

7,014,413

Total Common Stock (Cost: $335,477,246) (99.9%)

499,080,745

Money Market Investments

934,272

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)

934,272

Total Money Market Investments (Cost: $934,272) (0.2%)

934,272

Total Investments (Cost: $336,411,518) (100.1%)

500,015,017

Liabilities in Excess of Other Assets (-0.1%)

(310,910
)

Net Assets (100.0%)

$
499,704,107

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

57

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Aerospace & Defense	3.3%
Auto Components	3.3
Banks	9.5
Beverages	2.5
Biotechnology	1.4
Capital Markets	2.3
Chemicals	1.8
Communications Equipment	3.4
Consumer Finance	1.3
Containers & Packaging	3.2
Diversified Financial Services	2.5
Diversified Telecommunication Services	1.4
Electronic Equipment, Instruments & Components	2.5
Energy Equipment & Services	4.0
Food & Staples Retailing	1.5
Food Products	1.1
Health Care Providers & Services	3.3
Household Durables	2.6
Independent Power and Renewable Electricity Producers	1.9
Industrial Conglomerates	3.9
Insurance	4.2
Machinery	2.9
Media	3.9
Metals & Mining	0.4
Multiline Retail	3.0
Oil, Gas & Consumable Fuels	5.1
Pharmaceuticals	5.0
Real Estate Management & Development	1.4
Semiconductors & Semiconductor Equipment	7.7
Software	4.1
Specialty Retail	1.9
Technology Hardware, Storage & Peripherals	2.2
Textiles, Apparel & Luxury Goods	1.4
Money Market Investments	0.2

Total	100.1%

See accompanying notes to financial statements.

58

TCW Relative Value Mid Cap Fund

Schedule of Investments	October 31, 2016

Number of Shares	Common Stock	Value
	Aerospace & Defense (2.5% of Net Assets)
58,245	Textron, Inc.	$2,334,460

	Auto Components (3.0%)
93,150	Dana, Inc.	1,441,962
24,515	Tenneco, Inc. (1)	1,350,041

	Total Auto Components	2,792,003

	Banks (13.4%)
25,966	Comerica, Inc.	1,352,569
260,742	KeyCorp	3,681,677
67,065	Popular, Inc.	2,434,460
66,829	Synovus Financial Corp.	2,210,035
61,200	Umpqua Holdings Corp.	935,136
50,400	Zions Bancorp.	1,623,384

	Total Banks	12,237,261

	Capital Markets (5.4%)
66,300	E*TRADE Financial Corp. (1)	1,867,008
32,000	Evercore Partners, Inc.	1,720,000
47,688	Invesco, Ltd.	1,339,556

	Total Capital Markets	4,926,564

	Chemicals (0.4%)
5,442	Celanese Corp. — Series A	396,831

	Communications Equipment (1.7%)
147,500	Brocade Communications Systems, Inc.	1,563,500

	Construction & Engineering (2.3%)
40,933	Jacobs Engineering Group, Inc. (1)	2,111,324

	Consumer Finance (0.5%)
69,547	SLM Corp. (1)	490,306

	Containers & Packaging (3.2%)
43,732	Sealed Air Corp.	1,995,491
21,200	WestRock Co.	979,228

	Total Containers & Packaging	2,974,719

	Diversified Telecommunication Services (0.9%)
25,100	Zayo Group Holdings, Inc. (1)	807,718

	Energy Equipment & Services (3.7%)
26,800	Forum Energy Technologies, Inc. (1)	482,400
124,940	Nabors Industries, Ltd.	1,486,786
222,972	Newpark Resources, Inc. (1)	1,404,724

	Total Energy Equipment & Services	3,373,910

	Food & Staples Retailing (1.0%)
19,100	Sysco Corp.	919,092

	Food Products (1.3%)
25,600	ConAgra Foods, Inc.	1,233,408

See accompanying notes to financial statements.

59

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Health Care Providers & Services (4.9%)
10,000	Cigna Corp.	$1,188,300
40,700	Quest Diagnostics, Inc.	3,314,608

	Total Health Care Providers & Services	4,502,908

	Hotels, Restaurants & Leisure (0.4%)
19,400	Bloomin’ Brands, Inc.	335,620

	Household Durables (7.0%)
104,755	Beazer Homes USA, Inc. (1)	1,071,644
7,700	DR Horton, Inc.	221,991
113,760	KB Home	1,654,070
38,200	Lennar Corp.	1,592,558
67,400	Toll Brothers, Inc. (1)	1,849,456

	Total Household Durables	6,389,719

	Independent Power and Renewable Electricity Producers (2.2%)
172,000	AES Corp. (The)	2,024,440

	Insurance (3.3%)
17,886	Arch Capital Group, Ltd. (1)	1,394,571
53,805	Assured Guaranty, Ltd.	1,608,232

	Total Insurance	3,002,803

	Machinery (7.1%)
21,509	Dover Corp.	1,438,737
14,200	Joy Global, Inc.	395,186
35,500	Kennametal, Inc.	1,005,005
272,900	Manitowoc Co., Inc. (The)	1,102,516
36,355	SPX FLOW, Inc. (1)	912,147
68,798	Terex Corp.	1,642,896

	Total Machinery	6,496,487

	Marine (0.6%)
9,300	Kirby Corp. (1)	548,235

	Metals & Mining (5.4%)
50,971	Allegheny Technologies, Inc.	695,244
85,607	Commercial Metals Co.	1,344,886
62,640	Worthington Industries, Inc.	2,944,080

	Total Metals & Mining	4,984,210

	Multi-Utilities (1.2%)
25,400	Avista Corp.	1,051,560

	Multiline Retail (3.0%)
315,300	J.C. Penney Co., Inc. (1)	2,708,427

	Oil, Gas & Consumable Fuels (2.4%)
46,400	Newfield Exploration Co. (1)	1,883,376
52,500	Synergy Resources Corp. (1)	359,100

	Total Oil, Gas & Consumable Fuels	2,242,476

See accompanying notes to financial statements.

60

TCW Relative Value Mid Cap Fund

October 31, 2016

Number of Shares	Common Stock	Value
	Real Estate Management & Development (1.4%)
12,875	Jones Lang LaSalle, Inc.	$1,246,944

	REIT (3.1%)
27,900	Kimco Realty Corp.	742,419
20,265	Liberty Property Trust	819,314
5,100	Life Storage, Inc.	411,315
12,675	Welltower, Inc.	868,618

	Total REIT	2,841,666

	Road & Rail (0.6%)
8,300	Genesee & Wyoming, Inc. (1)	563,902

	Semiconductors & Semiconductor Equipment (9.7%)
128,300	Cypress Semiconductor Corp. (1)	1,279,151
14,510	Lam Research Corp.	1,405,438
60,646	Maxim Integrated Products, Inc.	2,403,401
58,500	Micron Technology, Inc. (1)	1,003,860
17,028	NXP Semiconductors NV (Netherlands) (1)	1,702,800
46,548	Teradyne, Inc.	1,084,103

	Total Semiconductors & Semiconductor Equipment	8,878,753

	Technology Hardware, Storage & Peripherals (3.1%)
48,280	Western Digital Corp.	2,821,483

	Textiles, Apparel & Luxury Goods (2.7%)
69,643	Coach, Inc.	2,499,487

	Thrifts & Mortgage Finance (2.3%)
71,900	EverBank Financial Corp.	1,388,389
51,500	New York Community Bancorp, Inc.	739,540

	Total Thrifts & Mortgage Finance	2,127,929

	Total Common Stock (Cost: $74,775,333) (99.7%)	91,428,145

	Money Market Investments
218,096	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)	218,096

	Total Money Market Investments (Cost: $218,096) (0.3%)	218,096

	Total Investments (Cost: $74,993,429) (100.0%)	91,646,241
	Excess of Other Assets over Liabilities (0.0%)	33,205

	Net Assets (100.0%)	$91,679,446

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

61

TCW Relative Value Mid Cap Fund

Investments by Industry October 31, 2016

Industry	Percentage of Net Assets
Aerospace & Defense	2.5%
Auto Components	3.0
Banks	13.4
Capital Markets	5.4
Chemicals	0.4
Communications Equipment	1.7
Construction & Engineering	2.3
Consumer Finance	0.5
Containers & Packaging	3.2
Diversified Telecommunication Services	0.9
Energy Equipment & Services	3.7
Food & Staples Retailing	1.0
Food Products	1.3
Health Care Providers & Services	4.9
Hotels, Restaurants & Leisure	0.4
Household Durables	7.0
Independent Power and Renewable Electricity Producers	2.2
Insurance	3.3
Machinery	7.1
Marine	0.6
Metals & Mining	5.4
Multi-Utilities	1.2
Multiline Retail	3.0
Oil, Gas & Consumable Fuels	2.4
REIT	3.1
Real Estate Management & Development	1.4
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	9.7
Technology Hardware, Storage & Peripherals	3.1
Textiles, Apparel & Luxury Goods	2.7
Thrifts & Mortgage Finance	2.3
Money Market Investments	0.3

Total	100.0%

See accompanying notes to financial statements.

62

TCW Select Equities Fund

Schedule of Investments	October 31, 2016

Number of Shares	Common Stock	Value
	Beverages (2.6% of Net Assets)
255,800	Monster Beverage Corp. (1)	$36,922,172

	Biotechnology (9.4%)
322,072	Alexion Pharmaceuticals, Inc. (1)	42,030,396
330,913	BioMarin Pharmaceutical, Inc. (1)	26,645,115
635,880	Celgene Corp. (1)	64,974,218

	Total Biotechnology	133,649,729

	Capital Markets (2.3%)
1,030,270	Charles Schwab Corp. (The)	32,659,559

	Food & Staples Retailing (6.6%)
265,544	Costco Wholesale Corp.	39,265,991
641,530	CVS Health Corp.	53,952,673

	Total Food & Staples Retailing	93,218,664

	Health Care Providers & Services (1.7%)
674,863	Acadia Healthcare Co., Inc. (1)	24,268,074

	Health Care Technology (5.1%)
341,998	athenahealth, Inc. (1)	35,335,233
632,767	Cerner Corp. (1)	37,067,491

	Total Health Care Technology	72,402,724

	Hotels, Restaurants & Leisure (5.3%)
59,553	Chipotle Mexican Grill, Inc. (1)	21,484,340
1,011,230	Starbucks Corp.	53,665,976

	Total Hotels, Restaurants & Leisure	75,150,316

	Insurance (4.1%)
459,890	Chubb, Ltd. (Switzerland)	58,406,030

	Internet & Catalog Retail (8.3%)
73,814	Amazon.com, Inc. (1)	58,299,774
40,114	Priceline Group, Inc. (The) (1)	59,137,262

	Total Internet & Catalog Retail	117,437,036

	Internet Software & Services (16.9%)
128,329	Alphabet, Inc. — Class C (1)	100,679,234
130,055	Equinix, Inc.	46,466,050
699,602	Facebook, Inc. (1)	91,640,866

	Total Internet Software & Services	238,786,150

	IT Services (6.9%)
427,410	PayPal Holdings, Inc. (1)	17,805,901
970,504	Visa, Inc.	80,076,285

	Total IT Services	97,882,186

See accompanying notes to financial statements.

63

TCW Select Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Life Sciences Tools & Services (1.8%)
187,935	Illumina, Inc. (1)	$25,585,471

	Pharmaceuticals (3.2%)
215,778	Allergan PLC (Ireland) (1)	45,084,655

	REIT (5.6%)
673,072	American Tower Corp.	78,877,308

	Software (16.9%)
473,157	Adobe Systems, Inc. (1)	50,869,109
1,003,830	Mobileye NV (Netherlands) (1)	37,322,399
865,648	Salesforce.com, Inc. (1)	65,062,104
489,143	ServiceNow, Inc. (1)	43,000,561
719,202	Splunk, Inc. (1)	43,288,768

	Total Software	239,542,941

	Textiles, Apparel & Luxury Goods (1.0%)
353,100	Under Armour, Inc. (1)	10,981,410
118,355	Under Armour, Inc. — Class C (1)	3,060,660

	Total Textiles, Apparel & Luxury Goods	14,042,070

	Total Common Stock (Cost: $861,691,420) (97.7%)	1,383,915,085

	Money Market Investments
31,989,148	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)	31,989,148

	Total Money Market Investments (Cost: $31,989,148) (2.3%)	31,989,148

	Total Investments (Cost: $893,680,568) (100.0%)	1,415,904,233
	Liabilities in Excess of Other Assets (-0.0%)	(108,284)

	Net Assets (100.0%)	$1,415,795,949

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

64

TCW Select Equities Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Beverages	2.6%
Biotechnology	9.4
Capital Markets	2.3
Food & Staples Retailing	6.6
Health Care Providers & Services	1.7
Health Care Technology	5.1
Hotels, Restaurants & Leisure	5.3
Insurance	4.1
Internet & Catalog Retail	8.3
Internet Software & Services	16.9
IT Services	6.9
Life Sciences Tools & Services	1.8
Pharmaceuticals	3.2
REIT	5.6
Software	16.9
Textiles, Apparel & Luxury Goods	1.0
Money Market Investments	2.3

Total	100.0%

See accompanying notes to financial statements.

65

TCW Small Cap Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Aerospace & Defense (4.3% of Net Assets)
26,800	BE Aerospace, Inc.	$1,595,136
8,010	HEICO Corp.	541,156

	Total Aerospace & Defense	2,136,292

	Auto Components (1.9%)
13,200	Dorman Products, Inc. (1)	847,968
4,500	Gentherm, Inc. (1)	126,675

	Total Auto Components	974,643

	Beverages (1.9%)
6,000	Boston Beer Co., Inc. (The) (1)	931,500

	Biotechnology (7.7%)
11,500	Alkermes PLC (Ireland) (1)	579,715
9,200	BeiGene, Ltd. (China) (ADR)(1)	305,808
5,600	BioMarin Pharmaceutical, Inc. (1)	450,912
29,590	Cepheid, Inc. (1)	1,565,311
5,700	Incyte Corp. (1)	495,729
5,600	Ophthotech Corp. (1)	200,592
4,025	Ultragenyx Pharmaceutical, Inc. (1)	237,435

	Total Biotechnology	3,835,502

	Capital Markets (1.5%)
27,500	Financial Engines, Inc.	760,375

	Chemicals (3.0%)
12,700	Ingevity Corp. (1)	525,780
18,300	Trinseo SA (Luxembourg)	959,835

	Total Chemicals	1,485,615

	Commercial Services & Supplies (5.6%)
13,600	Advisory Board Co. (The) (1)	541,280
23,500	Healthcare Services Group, Inc.	868,795
8,800	UniFirst Corp.	1,078,000
7,600	US Ecology, Inc.	321,100

	Total Commercial Services & Supplies	2,809,175

	Communications Equipment (0.6%)
19,300	CalAmp Corp. (1)	249,356
4,610	Quantenna Communications, Inc. (1)	69,058

	Total Communications Equipment	318,414

	Distributors (0.6%)
8,200	Core-Mark Holding Co., Inc.	289,870

	Diversified Consumer Services (1.0%)
3,415	MarketAxess Holdings, Inc.	514,845

See accompanying notes to financial statements.

66

TCW Small Cap Growth Fund

October 31, 2016

Number of Shares	Common Stock	Value
	Electronic Equipment, Instruments & Components (2.6%)
4,745	Cognex Corp.	$244,842
23,389	FARO Technologies, Inc. (1)	784,701
36,300	InvenSense, Inc. (1)	277,695

	Total Electronic Equipment, Instruments & Components	1,307,238

	Food & Staples Retailing (3.6%)
8,090	Pricesmart, Inc.	735,785
25,000	United Natural Foods, Inc. (1)	1,043,500

	Total Food & Staples Retailing	1,779,285

	Food Products (2.1%)
29,100	Hain Celestial Group, Inc. (The) (1)	1,058,367

	Health Care Providers & Services (6.3%)
6,600	Acadia Healthcare Co., Inc. (1)	237,336
2,000	Chemed Corp.	282,840
41,800	Diplomat Pharmacy, Inc. (1)	968,506
7,200	HealthEquity, Inc. (1)	239,256
20,300	LHC Group, Inc. (1)	695,681
16,600	Surgical Care Affiliates, Inc. (1)	710,314

	Total Health Care Providers & Services	3,133,933

	Health Care Technology (0.9%)
4,500	athenahealth, Inc. (1)	464,940

	Hotels, Restaurants & Leisure (0.9%)
38,500	Eldorado Resorts, Inc. (1)	465,850

	Household Products (0.6%)
11,900	Central Garden & Pet Co. (1)	289,408

	Internet & Catalog Retail (2.5%)
59,300	Etsy, Inc. (1)	769,714
14,800	Wayfair, Inc. (1)	493,284

	Total Internet & Catalog Retail	1,262,998

	Internet Software & Services (9.1%)
27,435	Apptio, Inc. (1)	541,293
51,340	Cornerstone OnDemand, Inc. (1)	2,120,342
15,600	New Relic, Inc. (1)	568,620
7,290	SPS Commerce, Inc. (1)	454,750
25,900	Yelp, Inc. (1)	845,894

	Total Internet Software & Services	4,530,899

	IT Services (1.6%)
12,600	EPAM Systems, Inc. (1)	811,062

See accompanying notes to financial statements.

67

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Life Sciences Tools & Services (4.2%)
28,300	INC Research Holdings, Inc. (1)	$1,293,310
16,700	NanoString Technologies, Inc. (1)	324,815
18,200	Patheon NV (Netherlands) (1)	462,098

	Total Life Sciences Tools & Services	2,080,223

	Machinery (5.0%)
12,700	CLARCOR, Inc.	790,067
4,550	John Bean Technologies Corp.	363,317
11,600	RBC Bearings, Inc. (1)	827,660
6,600	Wabtec Corp.	510,246

	Total Machinery	2,491,290

	Media (1.6%)
39,500	Lions Gate Entertainment Corp.	804,220

	Oil, Gas & Consumable Fuels (1.8%)
22,200	Matador Resources Co. (1)	484,182
11,950	RSP Permian, Inc. (1)	431,395

	Total Oil, Gas & Consumable Fuels	915,577

	Personal Products (1.1%)
21,250	elf Beauty, Inc. (1)	549,525

	Pharmaceuticals (3.0%)
43,000	Depomed, Inc. (1)	961,480
32,100	Horizon Pharma PLC (Ireland) (1)	536,712

	Total Pharmaceuticals	1,498,192

	Professional Services (1.8%)
5,700	Exponent, Inc.	326,325
10,000	WageWorks, Inc. (1)	589,500

	Total Professional Services	915,825

	Real Estate Management & Development (1.6%)
18,475	RE/MAX Holdings, Inc.	802,739

	Semiconductors & Semiconductor Equipment (1.1%)
12,388	Mellanox Technologies, Ltd. (Israel) (1)	537,639

	Software (10.1%)
670	Blackline, Inc. (1)	15,243
14,900	Callidus Software, Inc. (1)	271,925
5,500	Imperva, Inc. (1)	202,950
10,950	Proofpoint, Inc. (1)	858,261
14,250	Qualys, Inc. (1)	530,813
5,800	ServiceNow, Inc. (1)	509,878
9,250	Splunk, Inc. (1)	556,757
10,600	Tableau Software, Inc. (1)	509,330

See accompanying notes to financial statements.

68

TCW Small Cap Growth Fund

October 31, 2016

Number of Shares	Common Stock	Value
	Software (Continued)
23,000	Take-Two Interactive Software, Inc. (1)	$1,020,970
2,670	Ultimate Software Group, Inc. (The) (1)	563,343

	Total Software	5,039,470

	Specialty Retail (2.4%)
2,400	Asbury Automotive Group, Inc. (1)	122,280
14,250	Dick’s Sporting Goods, Inc.	793,012
9,500	Restoration Hardware Holdings, Inc. (1)	275,215

	Total Specialty Retail	1,190,507

	Textiles, Apparel & Luxury Goods (0.8%)
6,800	Skechers U.S.A., Inc. (1)	143,004
8,000	Under Armour, Inc. (1)	248,800

	Total Textiles, Apparel & Luxury Goods	391,804

	Trading Companies & Distributors (2.6%)
26,500	NOW, Inc. (1)	571,340
14,700	SiteOne Landscape Supply, Inc. (1)	458,346
5,200	WESCO International, Inc. (1)	281,840

	Total Trading Companies & Distributors	1,311,526

	Total Common Stock (Cost: $38,488,512) (95.4%)	47,688,748

	Money Market Investments
2,341,083	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)	2,341,083

	Total Money Market Investments (Cost: $2,341,083) (4.7%)	2,341,083

	Total Investments (Cost: $40,829,595) (100.1%)	50,029,831
	Liabilities in Excess of Other Assets (-0.1%)	(70,208)

	Net Assets (100.0%)	$49,959,623

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

69

TCW Small Cap Growth Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Aerospace & Defense	4.3%
Auto Components	1.9
Beverages	1.9
Biotechnology	7.7
Capital Markets	1.5
Chemicals	3.0
Commercial Services & Supplies	5.6
Communications Equipment	0.6
Distributors	0.6
Diversified Consumer Services	1.0
Electronic Equipment, Instruments & Components	2.6
Food & Staples Retailing	3.6
Food Products	2.1
Health Care Providers & Services	6.3
Health Care Technology	0.9
Hotels, Restaurants & Leisure	0.9
Household Products	0.6
Internet & Catalog Retail	2.5
Internet Software & Services	9.1
IT Services	1.6
Life Sciences Tools & Services	4.2
Machinery	5.0
Media	1.6
Oil, Gas & Consumable Fuels	1.8
Personal Products	1.1
Pharmaceuticals	3.0
Professional Services	1.8
Real Estate Management & Development	1.6
Semiconductors & Semiconductor Equipment	1.1
Software	10.1
Specialty Retail	2.4
Textiles, Apparel & Luxury Goods	0.8
Trading Companies & Distributors	2.6
Money Market Investments	4.7

Total	100.1%

See accompanying notes to financial statements.

70

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2016

	TCW Conservative Allocation Fund		TCW Focused Equities Fund (1)		TCW Global Real Estate Fund		TCW Growth Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value	$—		$9,840	(2)	$4,032	(2)	$9,076	(2)
Investment in Affiliated Issuers, at Value	30,321	(3)	—		—		—
Receivable for Securities Sold	258		—		—		—
Receivable for Fund Shares Sold	—	(4)	—	(4)	—		—	(4)
Dividends Receivable	35		27		4		1
Foreign Tax Reclaims Receivable	—		2		—		—
Receivable from Investment Advisor	1		4		6		6
Prepaid Expenses	21		17		4		12

Total Assets	30,636		9,890		4,046		9,095

LIABILITIES
Payable for Securities Purchased	10		—		—		2
Payable for Fund Shares Redeemed	—		—		10		—
Disbursements in Excess of Available Cash	29		—		—		—
Accrued Directors’ Fees and Expenses	2		2		2		2
Accrued Management Fees	—		6		3		8
Accrued Distribution Fees	—	(4)	—	(4)	—	(4)	1
Other Accrued Expenses	16		21		15		23

Total Liabilities	57		29		30		36

NET ASSETS	$30,579		$9,861		$4,016		$9,059

NET ASSETS CONSIST OF:
Paid-in Capital	$26,900		$15,613		$4,499		$7,324
Accumulated Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency	1,132		(6,609)		(509)		292
Unrealized Appreciation of Investments	2,207		757		27		1,505
Undistributed Net Investment Income (Loss)	340		100		(1)		(62)

NET ASSETS	$30,579		$9,861		$4,016		$9,059

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$28,982		$8,903		$3,499		$6,247

N Class Share	$1,597		$958		$517		$2,812

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	2,390,122		476,970		371,650		755,232

N Class Share	132,292		51,862		54,952		343,136

NET ASSET VALUE PER SHARE: (6)
I Class Share	$12.13		$18.67		$9.42		$8.27

N Class Share	$12.07		$18.47		$9.42		$8.20

(1)	Formerly TCW Concentrated Value Fund.
(2)	The identified cost for the TCW Focused Equities Fund, the TCW Global Real Estate Fund and the TCW Growth Equities Fund at October 31, 2016 was $9,083, $4,005 and $7,571, respectively.
(3)	The identified cost for investments in affiliated issuers of the TCW Conservative Allocation Fund was $28,114.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

71

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2016

	TCW High Dividend Equities Fund		TCW New America Premier Equities Fund		TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$12,042		$4,077		$1,043,288	$500,015
Foreign Currency, at Value	—		125	(2)	—	—
Receivable for Securities Sold	—		238		1,355	491
Receivable for Fund Shares Sold	—		—		414	227
Dividends Receivable	14		15		2,777	1,601
Receivable from Investment Advisor	1		12		125	5
Prepaid Expenses	5		16		30	21

Total Assets	12,062		4,483		1,047,989	502,360

LIABILITIES
Payable for Securities Purchased	—		201		3,870	1,781
Payable for Fund Shares Redeemed	27		—		1,258	388
Accrued Directors’ Fees and Expenses	2		3		2	3
Accrued Management Fees	7		3		670	322
Accrued Distribution Fees	—	(3)	—	(3)	188	4
Options Written, at Value	16	(4)	—		—	—
Other Accrued Expenses	15		5		249	158

Total Liabilities	67		212		6,237	2,656

NET ASSETS	$11,995		$4,271		$1,041,752	$499,704

NET ASSETS CONSIST OF:
Paid-in Capital	$12,583		$3,894		$899,124	$304,862
Accumulated Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency	(663)		131		(45,638)	23,648
Unrealized Appreciation of Investments and Options Written	75		220		186,605	163,603
Undistributed Net Investment Income	—		26		1,661	7,591

NET ASSETS	$11,995		$4,271		$1,041,752	$499,704

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$11,527		$3,143		$165,331	$480,174

N Class Share	$468		$1,128		$876,421	$19,530

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	1,293,383		279,930		9,752,448	22,459,688

N Class Share	52,517		100,450		50,862,131	916,592

NET ASSET VALUE PER SHARE: (6)
I Class Share	$8.91		$11.23		$16.95	$21.38

N Class Share	$8.91		$11.23		$17.23	$21.31

(1)	The identified cost for the TCW High Dividend Equities Fund, the TCW New America Premier Equities Fund, the TCW Relative Value Dividend Appreciation Fund and the TCW Relative Value Large Cap Fund at October 31, 2016 was $11,961, $3,857, $856,683 and $336,412, respectively.
(2)	The identified cost for the TCW New America Premier Equities Fund at October 31, 2016 was $125.
(3)	Amount rounds to less than $1.
(4)	Premium received $10.
(5)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

72

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2016

	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund	TCW Small Cap Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$91,646	$1,415,905	$50,030
Receivable for Securities Sold	303	—	166
Receivable for Fund Shares Sold	7	4,896	4
Dividends Receivable	27	277	4
Receivable from Investment Advisor	1	—	1
Prepaid Expenses	21	35	10

Total Assets	92,005	1,421,113	50,215

LIABILITIES
Payable for Securities Purchased	175	2,753	85
Payable for Fund Shares Redeemed	45	1,211	81
Accrued Directors’ Fees and Expenses	2	2	2
Accrued Management Fees	63	919	44
Accrued Distribution Fees	4	33	4
Other Accrued Expenses	37	399	39

Total Liabilities	326	5,317	255

NET ASSETS	$91,679	$1,415,796	$49,960

NET ASSETS CONSIST OF:
Paid-in Capital	$77,295	$811,267	$41,440
Accumulated Net Realized Gain (Loss) on Investments	(2,311)	82,306	(679)
Unrealized Appreciation of Investments	16,653	522,224	9,200
Undistributed Net Investment Income (Loss)	42	(1)	(1)

NET ASSETS	$91,679	$1,415,796	$49,960

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$74,840	$1,264,622	$33,424

N Class Share	$16,839	$151,174	$16,536

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	3,738,821	48,525,880	1,591,029

N Class Share	863,740	6,207,175	863,038

NET ASSET VALUE PER SHARE: (3)
I Class Share	$20.02	$26.06	$21.01

N Class Share	$19.50	$24.35	$19.16

(1)	The identified cost for the TCW Relative Value Mid Cap Fund, the TCW Select Equities Fund and the TCW Small Cap Growth Fund at October 31, 2016 was $74,993, $893,681 and $40,830, respectively.
(2)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

73

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2016

	TCW Conservative Allocation Fund		TCW Focused Equities Fund (1)		TCW Global Real Estate Fund	TCW Growth Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$—	(2)	$198	(3)	$177 (3)	$48 (3)
Dividends from Investments in Affiliated Issuers	540		—		—	—
Other	10		14		—	9

Total	550		212		177	57

Expenses:
Management Fees	—		64		31	107
Accounting Services Fees	6		3		3	3
Administration Fees	3		2		2	2
Transfer Agent Fees:
I Class	5		3		— (2)	4
N Class	2		1		— (2)	4
Custodian Fees	2		2		8	6
Professional Fees	17		23		24	23
Directors’ Fees and Expenses	32		32		32	32
Registration Fees:
I Class	17		18		18	16
N Class	16		16		18	16
Distribution Fees:
N Class	4		3		1	8
Compliance Expense	—	(2)	—	(2)	— (2)	— (2)
Shareholder Reporting Expense	2		1		1	3
Other	11		8		7	11

Total	117		176		145	235

Less Expenses Borne by Investment Advisor:
I Class	—		46		64	61
N Class	13		24		27	45

Net Expenses	104		106		54	129

Net Investment Income (Loss)	446		106		123	(72)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	22		(230)		(532)	561
Investments in Affiliated Issuers	390		—		—	—
Realized Gain Distributed from Affiliated Issuers	1,039		—		—	—
Foreign Currency	—		—		(1)	—
Options Written	—		—		15	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	143		214		70	(1,404)
Foreign Currency	—		—		—	—
Investments in Affiliated Issuers	(1,801)		—		—	—
Options Written	—		—		(1)	—

Net Realized and Unrealized Gain (Loss) on Investments	(207)		(16)		(449)	(843)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$239		$90		$(326)	$(915)

(1)	Formerly TCW Concentrated Value Fund.
(2)	Amount rounds to less than $1.
(3)	Net of foreign taxes withheld of $2, $4 and $0 for the TCW Focused Equities Fund, the TCW Global Real Estate Fund and the TCW Growth Equities Fund, respectively.

See accompanying notes to financial statements.

74

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2016

	TCW High Dividend Equities Fund		TCW New America Premier Equities Fund (1)		TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$259	(2)	$51	(2)	$30,906	(2)	$14,790
Other	—		—		106		89

Total	259		51		31,012		14,879

Expenses:
Management Fees	52		20		7,831		4,550
Accounting Services Fees	3		2		100		61
Administration Fees	2		1		60		36
Transfer Agent Fees:
I Class	—	(3)	—	(3)	108		491
N Class	—	(3)	—	(3)	878		22
Custodian Fees	5		6		3		4
Professional Fees	24		37		55		29
Directors’ Fees and Expenses	32		25		32		32
Registration Fees:
I Class	18		10		20		26
N Class	18		10		36		20
Distribution Fees:
N Class	1		2		2,198		56
Compliance Expense	—	(3)	—	(3)	10		6
Shareholder Reporting Expense	1		13		14		9
Other	8		3		155		98

Total	164		129		11,500		5,440

Less Expenses Borne by Investment Advisor:
I Class	49		63		—		—
N Class	22		40		345		29

Net Expenses	93		26		11,155		5,411

Net Investment Income	166		25		19,857		9,468

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(459)		131		46,231		33,789
Foreign Currency	—		(1)		—		—
Options Written	17		—		—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	418		220		(19,557)		(30,718)
Foreign Currency	—		—	(3)	—		—
Options Written	(6)		—		—		—

Net Realized and Unrealized Gain (Loss) on Investments	(30)		350		26,674		3,071

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$136		$375		$46,531		$12,539

(1)	For the period January 29, 2016 (commencement of operations) through October 31, 2016.
(2)	Net of foreign taxes withheld of $0, $0 and $132 for the TCW High Dividend Equities Fund, the TCW New America Premier Equities Fund and the TCW Relative Value Dividend Appreciation Fund, respectively.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

75

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2016

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund	TCW Small Cap Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$1,813	(1)	$8,106	$304 (1)
Other	42		127	60

Total	1,855		8,233	364

Expenses:
Management Fees	766		12,183	685
Accounting Services Fees	11		163	8
Administration Fees	6		98	5
Transfer Agent Fees:
I Class	40		1,342	39
N Class	15		211	21
Custodian Fees	5		6	9
Professional Fees	22		43	22
Directors’ Fees and Expenses	32		32	32
Registration Fees:
I Class	18		36	18
N Class	17		39	16
Distribution Fees:
N Class	43		516	49
Compliance Expense	1		17	— (2)
Shareholder Reporting Expense	4		12	4
Other	24		263	31

Total	1,004		14,961	939

Less Expenses Borne by Investment Advisor:
N Class	26		32	50

Net Expenses	978		14,929	889

Net Investment Income (Loss)	877		(6,696)	(525)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(1,293)		100,802	172
Change in Unrealized Appreciation (Depreciation) on:
Investments	2,273		(206,536)	(3,853)

Net Realized and Unrealized Gain (Loss) on Investments	980		(105,734)	(3,681)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,857		$(112,430)	$(4,206)

(1)	Net of foreign taxes withheld of $4 and $1 for the TCW Relative Value Mid Cap Fund and the TCW Small Cap Growth Fund, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

76

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Conservative Allocation Fund		TCW Focused Equities Fund (1)
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$446	$325	$106	$81
Net Realized Gain (Loss) on Investments	1,451	859	(230)	2,083
Change in Unrealized Appreciation (Depreciation) on Investments	(1,658)	(6)	214	(1,946)

Increase in Net Assets Resulting from Operations	239	1,178	90	218

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(465)	(332)	(64)	(42)
N Class	(18)	(4)	(13)	(9)
Distributions from Net Realized Gain:
I Class	(689)	(158)	—	—
N Class	(40)	(4)	—	—

Total Distributions to Shareholders	(1,212)	(498)	(77)	(51)

NET CAPITAL SHARE TRANSACTIONS
I Class	(4,003)	2,508	(559)	(720)
N Class	(230)	1,044	(433)	(381)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(4,233)	3,552	(992)	(1,101)

Increase (Decrease) in Net Assets	(5,206)	4,232	(979)	(934)
NET ASSETS
Beginning of Year	35,785	31,553	10,840	11,774

End of Year	$30,579	$35,785	$9,861	$10,840

Undistributed Net Investment Income	$340	$237	$100	$66

(1)	Formerly TCW Concentrated Value Fund.

See accompanying notes to financial statements.

77

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Real Estate Fund		TCW Growth Equities Fund
	Year Ended October 31, 2016	November 28, 2014 (Commencement of Operations) through October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$123	$48	$(72)	$(139)
Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	(518)	3	561	4,059
Change in Unrealized Appreciation (Depreciation) on Investments and Options Written	69	(42)	(1,404)	(4,755)

Increase (Decrease) in Net Assets Resulting from Operations	(326)	9	(915)	(835)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(98)	(35)	—	—
N Class	(15)	(12)	—	—
Distributions from Net Realized Gain:
I Class	(5)	—	(2,459)	(2,007)
N Class	(1)	—	(742)	(502)
Distributions from Return of Capital:
I Class	(10)	—	—	—
N Class	(2)	—	—	—

Total Distributions to Shareholders	(131)	(47)	(3,201)	(2,509)

NET CAPITAL SHARE TRANSACTIONS
I Class	(380)	4,343	(2,662)	(7,005)
N Class	23	525	157	(1,169)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(357)	4,868	(2,505)	(8,174)

Increase (Decrease) in Net Assets	(814)	4,830	(6,621)	(11,518)
NET ASSETS
Beginning of Year	4,830	—	15,680	27,198

End of Year	$4,016	$4,830	$9,059	$15,680

Undistributed Net Investment Income (Loss)	$(1)	$(1)	$(62)	$(139)

See accompanying notes to financial statements.

78

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW High Dividend Equities Fund		TCW New America Premier Equities Fund
	Year Ended October 31, 2016	November 28, 2014 (Commencement of Operations) through October 31, 2015	January 29, 2016 (Commencement of Operations) through October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$166	$100	$25
Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	(442)	(237)	130
Change in Unrealized Appreciation (Depreciation) on Investments and Options Written	412	(337)	220

Increase (Decrease) in Net Assets Resulting from Operations	136	(474)	375

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(143)	(83)	—
N Class	(10)	(14)	—
Distributions from Return of Capital:
I Class	(15)	—	—
N Class	(1)	—	—

Total Distributions to Shareholders	(169)	(97)	—

NET CAPITAL SHARE TRANSACTIONS
I Class	7,588	4,479	2,891
N Class	(38)	570	1,005

Increase in Net Assets Resulting from Net Capital Shares Transactions	7,550	5,049	3,896

Increase in Net Assets	7,517	4,478	4,271
NET ASSETS
Beginning of Year	4,478	—	—

End of Year	$11,995	$4,478	$4,271

Undistributed Net Investment Income	$—	$3	$26

See accompanying notes to financial statements.

79

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$19,857	$17,592	$9,468	$8,062
Net Realized Gain on Investments	46,231	64,155	33,789	53,805
Change in Unrealized Appreciation (Depreciation) on Investments	(19,557)	(78,953)	(30,718)	(57,453)

Increase in Net Assets Resulting from Operations	46,531	2,794	12,539	4,414

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(3,005)	(3,223)	(7,528)	(6,775)
N Class	(14,089)	(13,035)	(227)	(214)
Distributions from Net Realized Gain:
I Class	—	—	(25,919)	—
N Class	—	—	(975)	—

Total Distributions to Shareholders	(17,094)	(16,258)	(34,649)	(6,989)

NET CAPITAL SHARE TRANSACTIONS
I Class	(14,631)	(17,193)	(166,273)	(30,072)
N Class	(27,292)	(80,902)	(4,954)	(4,385)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(41,923)	(98,095)	(171,227)	(34,457)

Decrease in Net Assets	(12,486)	(111,559)	(193,337)	(37,032)
NET ASSETS
Beginning of Year	1,054,238	1,165,797	693,041	730,073

End of Year	$1,041,752	$1,054,238	$499,704	$693,041

Undistributed Net Investment Income	$1,661	$—	$7,591	$6,334

See accompanying notes to financial statements.

80

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$877	$854	$(6,696)	$(1,930)
Net Realized Gain (Loss) on Investments	(1,293)	15,816	100,802	162,929
Change in Unrealized Appreciation (Depreciation) on Investments	2,273	(22,175)	(206,536)	82,304

Increase (Decrease) in Net Assets Resulting from Operations	1,857	(5,505)	(112,430)	243,303

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(644)	(506)	—	—
N Class	(81)	(90)	—	—
Distributions from Net Realized Gain:
I Class	(11,118)	(13,135)	(115,798)	(50,376)
N Class	(2,394)	(3,290)	(21,972)	(7,121)

Total Distributions to Shareholders	(14,237)	(17,021)	(137,770)	(57,497)

NET CAPITAL SHARE TRANSACTIONS
I Class	(8,116)	(3,473)	(158,555)	(144,323)
N Class	(740)	(4,367)	(78,565)	23,002

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(8,856)	(7,840)	(237,120)	(121,321)

Increase (Decrease) in Net Assets	(21,236)	(30,366)	(487,320)	64,485
NET ASSETS
Beginning of Year	112,915	143,281	1,903,116	1,838,631

End of Year	$91,679	$112,915	$1,415,796	$1,903,116

Undistributed Net Investment Income (Loss)	$42	$80	$(1)	$(1)

See accompanying notes to financial statements.

81

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Small Cap Growth Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(525)	$(1,365)
Net Realized Gain on Investments	172	29,359
Change in Unrealized Appreciation (Depreciation) on Investments	(3,853)	(30,338)

Decrease in Net Assets Resulting from Operations	(4,206)	(2,344)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Realized Gain:
I Class	(18,761)	(22,038)
N Class	(5,616)	(5,353)

Total Distributions to Shareholders	(24,377)	(27,391)

NET CAPITAL SHARE TRANSACTIONS
I Class	(35,928)	(24,331)
N Class	(1,965)	(2,591)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(37,893)	(26,922)

Decrease in Net Assets	(66,476)	(56,657)
NET ASSETS
Beginning of Year	116,436	173,093

End of Year	$49,960	$116,436

Undistributed Net Investment Income (Loss)	$(1)	$—

See accompanying notes to financial statements.

82

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 23 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives. The following are the objectives for the 11 U.S. Equity Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified U.S. Equity Funds

TCW Focused Equities Fund (formerly TCW Concentrated Value Fund)	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in publicly traded equity securities of companies with market capitalizations of greater than $3 billion dollars at the time of acquisition.

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising Russell Mid Cap Growth Index.

TCW High Dividend Equities Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets equity securities of U.S. issuers with history of paying high dividends.

TCW New America Premier Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% under normal circumstances of the value of its net assets in companies with enduring, cash generating businesses whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to free cash flow generated by the businesses.

TCW Relative Value Dividend Appreciation Fund	Seeks to realize a high level of dividend income along with capital appreciation by investing at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase.

83

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
TCW Relative Value Mid Cap Fund	Seeks to provide long-term capital appreciation by investing at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations at the time of acquisition, within the capitalization ranges of the companies comprising the Russell Mid Cap Index.

TCW Select Equities Fund	Seeks to provide long-term capital appreciation by investing primarily in equity securities that the portfolio manager believes to have strong and enduring business models and inherent advantages over their competitors.

TCW Small Cap Growth Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell 2000 Growth Index.
Fund of Funds

TCW Conservative Allocation Fund	Seeks to provide current income, and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing. The Fund invests between 20% and 60% of its net assets in equity funds and between 40% and 80% in fixed income funds. The Fund may also invests in ETFs.

All Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

The TCW Conservative Allocation Fund is a “fund of funds” that invests in affiliated funds which are identified on the Schedule of Investments.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

84

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

Security Valuations:    Equity Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. Options on equity securities and options on indexes are valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds are valued based on the NAV per share as reported by the fund companies. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

85

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets and are categorized in Level 2 of the fair value hierarchy.

Master Limited Partnerships.    Master Limited Partnerships are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Mutual funds.    Open-end mutual funds are valued using the NAV as reported by the fund companies. As such, they are categorized in Level 1.

Options contracts.    Option contracts traded on exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

As of October 31, 2016, the Funds, with the exception of the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund, categorized their investments at Level 1, with the corresponding

86

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

industries as represented in the Schedules of Investments. The summary of the inputs used as of October 31, 2016 for the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund are listed after the Schedule of Investments for each fund.

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2016.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the market value of foreign securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2016, the TCW Global Real Estate Fund and the TCW High Dividend Equities Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Number of Contracts):

	Equity Risk	Total
TCW Global Real Estate Fund
Statement of Operations:
Realized Gain
Written Options	$15	$15

Total Realized Gain	$15	$15

Change in Unrealized (Depreciation):
Written Options	$(1)	$(1)

Total Change in Unrealized (Depreciation)	$(1)	$(1)

Number of Contracts (1)	31	31

(1)	Amount disclosed represents average number of contracts, which are representative of the volume traded for the year ended October 31, 2016.

87

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Equity Risk	Total
TCW High Dividend Equities Fund
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$145	$145

Total Value	$145	$145

Liability Derivatives
Written Options	$(16)	$(16)

Total Value	$(16)	$(16)

Statement of Operations:
Realized Gain
Investments (1)	$7	$7
Written Options	17	17

Total Realized Gain (Loss)	$24	$24

Change in Appreciation (Depreciation)
Investments	$(21)	$(21)
Options Written	(6)	(6)

Total Change in Appreciation (Depreciation)	$(27)	$(27)

Number of Contracts (2)
Purchased Options	208	208
Written Options	86	86

(1)	Represents purchased options, at value.
(2)	Amount disclosed represents average number of contracts, which are representative of the volume traded for the year ended October 31, 2016.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the

88

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options traded on a securities or options exchange typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

TCW Global Real Estate Fund and TCW High Dividend Equities Fund entered into option contracts during the fiscal year to increase the yield of the Funds and/or to hedge the Funds’ investments from market volatility. Transactions in written option contracts for the year ended October 31, 2016 were as follows:

TCW Global Real Estate Fund	Call Contracts	Call Premiums
Options outstanding at October 31, 2015	40	$4,164
Options written	175	14,036
Options exercised	(15)	(3,615)
Options expired	(200)	(14,585)

Options outstanding at October 31, 2016	—	$—

TCW High Dividend Equities Fund	Call Contracts	Call Premiums
Options outstanding at October 31, 2015	26	$5,353
Options written	449	48,327
Options terminated in closing purchase transactions	(158)	(18,224)
Options exercised	(159)	(19,214)
Options expired	(142)	(6,819)

Options outstanding at October 31, 2016	16	$9,423

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because a Fund is not required to pay for when-issued, delayed-delivery or forward

89

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into Repurchase Agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2016.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2016.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund, the TCW High Dividend Equities Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital

90

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

which is treated as a reduction in the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest of the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

91

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

At October 31, 2016, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$341	$1,185	$1,526
TCW Focused Equities Fund	109	—	109
TCW Growth Equities Fund	—	513	513
TCW New America Premier Equities Fund	160	—	160
TCW Relative Value Dividend Appreciation Fund	1,661	—	1,661
TCW Relative Value Large Cap Fund	7,592	24,779	32,371
TCW Relative Value Mid Cap Fund	42	—	42
TCW Select Equities Fund	—	83,783	83,783

For the prior fiscal year ended October 31, 2015, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$238	$729	$967
TCW Focused Equities Fund	59	—	59
TCW Global Real Estate Fund	6	1	7
TCW Growth Equities Fund	—	3,201	3,201
TCW High Dividend Equities Fund	3	—	3
TCW Relative Value Large Cap Fund	6,336	26,895	33,231
TCW Relative Value Mid Cap Fund	80	13,512	13,592
TCW Select Equities Fund	12,885	124,880	137,765
TCW Small Cap Growth Fund	—	21,447	21,447

Permanent differences incurred during the year ended October 31, 2016, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Conservative Allocation Fund	$140	$(261)	$121
TCW Focused Equities Fund	5	(5)	— (1)
TCW Global Real Estate Fund	(10)	10	—
TCW Growth Equities Fund	149	(66)	(83)
TCW High Dividend Equities Fund	(16)	16	—
TCW New America Premier Equities Fund	1	1	(2)
TCW Relative Value Dividend Appreciation Fund	(1,102)	1,102	— (1)
TCW Relative Value Large Cap Fund	(456)	(8,010)	8,466
TCW Relative Value Mid Cap Fund	(190)	6,265	(6,075)
TCW Select Equities Fund	6,696	(17,887)	11,191
TCW Small Cap Growth Fund	524	2,912	(3,436)

(1)	Amount rounds to less than $1

92

TCW Funds, Inc.

October 31, 2016

Note 4 — Federal Income Taxes (Continued)

During the year ended October 31, 2016, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Conservative Allocation Fund	$483	$729	$—	$1,212
TCW Focused Equities Fund	77	—	—	77
TCW Global Real Estate Fund	113	6	12	131
TCW Growth Equities Fund	—	3,201	—	3,201
TCW High Dividend Equities Fund	153	—	16	169
TCW Relative Value Dividend Appreciation Fund	17,094	—	—	17,094
TCW Relative Value Large Cap Fund	7,755	26,894	—	34,649
TCW Relative Value Mid Cap Fund	725	13,512	—	14,237
TCW Select Equities Fund	12,885	124,885	—	137,770
TCW Small Cap Growth Fund	2,883	21,494	—	24,377

During the prior fiscal year ended October 31, 2015, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Conservative Allocation Fund	$336	$162	$498
TCW Focused Equities Fund	51	—	51
TCW Global Real Estate Fund	47	—	47
TCW Growth Equities Fund	499	2,010	2,509
TCW High Dividend Equities Fund	97	—	97
TCW Relative Value Dividend Appreciation Fund	16,258	—	16,258
TCW Relative Value Large Cap Fund	6,989	—	6,989
TCW Relative Value Mid Cap Fund	596	16,425	17,021
TCW Select Equities Fund	3,370	54,127	57,497
TCW Small Cap Growth Fund	8,498	18,893	27,391

At October 31, 2016, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Conservative Allocation Fund	$2,452	$(298)	$2,154	$28,167
TCW Focused Equities Fund	976	(271)	705	9,135
TCW Global Real Estate Fund	178	(157)	21	4,011
TCW Growth Equities Fund	1,993	(708)	1,285	7,790
TCW High Dividend Equities Fund	401	(338)	63	11,979
TCW New America Premier Equities Fund	246	(27)	219	3,858
TCW Relative Value Dividend Appreciation Fund	216,391	(27,283)	189,108	854,180
TCW Relative Value Large Cap Fund	166,192	(3,721)	162,471	337,544
TCW Relative Value Mid Cap Fund	19,959	(4,520)	15,439	76,207
TCW Select Equities Fund	583,278	(62,530)	520,748	895,157
TCW Small Cap Growth Fund	9,737	(1,215)	8,522	41,508

93

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2016, the following Funds had net realized loss carryforwards for federal income tax purposes (Amounts in thousands):

		No Expiration (2)
	Expiring in 2017(1)	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Focused Equities Fund	$6,357	$88	$121	$6,566
TCW Global Real Estate Fund	—	397	106	503
TCW High Dividend Equities Fund	—	590	54	644
TCW Relative Value Dividend Appreciation Fund	48,142	—	—	48,142
TCW Relative Value Mid Cap Fund	—	530	565	1,095

(1)	Losses incurred prior to December 22, 2010.
(2)	Losses incurred after December 22, 2010.

The Funds did not have any unrecognized tax benefits at October 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2016. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily NAV:

TCW Focused Equities Fund	0.65%
TCW Global Real Estate Fund	0.80%
TCW Growth Equities Fund	1.00%
TCW High Dividend Equities Fund	0.65%
TCW New America Premier Equities Fund	0.80%
TCW Relative Value Dividend Appreciation Fund (1)	0.75%
TCW Relative Value Large Cap Fund (1)	0.75%
TCW Relative Value Mid Cap Fund	0.80%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%

(1)	Effective November 1, 2016 the management fees changed from 0.75% to 0.65%.

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly, as a shareholder in the affiliated funds.

In addition to the management fee, the Company’s Board has approved an annual amount for the Funds to reimburse the Advisor for a portion of its costs associated with implementing the Funds’ Rule 38a-1 compliance program. The amount is accrued on a daily basis and included in the Statement of Operations. However, the Advisor has waived its reimbursement request since April 2016.

94

TCW Funds, Inc.

October 31, 2016

Note 5 — Fund Management Fees and Other Expenses (Continued)

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Conservative Allocation Fund
I Class	0.85	% (1)
N Class	0.85	% (1)
TCW Focused Equities Fund
I Class	1.09	% (1)
N Class	1.09	% (1)
TCW Global Real Estate Fund
I Class	1.46	% (1)
N Class	1.46	% (1)
TCW Growth Equities Fund
I Class	1.20	% (1)
N Class	1.20	% (1)
TCW High Dividend Equities Fund
I Class	1.18	% (1)
N Class	1.18	% (1)
TCW New America Premier Equities Fund
I Class	1.04	% (1)
N Class	1.04	% (1)
TCW Relative Value Dividend Appreciation Fund
I Class	1.00	% (1)
N Class	1.00	% (1)
TCW Relative Value Large Cap Fund
I Class	1.00	% (1)
N Class	1.00	% (1)
TCW Relative Value Mid Cap Fund
I Class	1.21	% (1)
N Class	1.21	% (1)
TCW Select Equities Fund
I Class	1.12	% (2)
N Class	1.12	% (2)
TCW Small Cap Growth Fund
I Class	1.33	% (2)
N Class	1.33	% (2)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)	Limitations based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2016. These limitations are voluntary and terminable in a six month notice.

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Total accrued and deferred amounts are recorded on the Funds’ books as other liabilities.

95

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Transactions with Affiliates

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2016 is as follows:

Name of Affiliated Fund	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received as Net Realized Gain (In thousands)
Metropolitan West Low Duration Fund—I Class
	—	361,087	(6,337)	354,750	$3,104	$12	$—
Metropolitan West Total Return Bond Fund—I Class
	688,594	32,794	(329,824)	391,564	4,280	120	81
TCW / Gargoyle Hedged Value Fund—I Class
	—	210,685	(14,884)	195,801	1,707	—	—
TCW Global Bond Fund—I Class
	—	79,557	(3,793)	75,764	749	10	—
TCW Global Real Estate Fund—I Class
	134,167	6,938	(20,374)	120,731	1,137	39	2
TCW Growth Equities Fund—I Class
	66,589	19,168	(85,757)	—	—	—	164
TCW High Dividend Equities Fund—I Class
	166,698	218,383	(33,091)	351,990	3,136	46	—
TCW International Growth Fund—I Class
	—	81,400	(3,898)	77,502	759	—	—
TCW Relative Value Large Cap Fund—I Class
	185,015	13,209	(74,013)	124,211	2,656	45	157
TCW Relative Value Mid Cap Fund—I Class
	24,980	3,892	(28,872)	—	—	4	67
TCW Select Equities Fund—I Class
	244,346	22,513	(170,528)	96,331	2,510	—	493
TCW Total Return Bond Fund—I Class
	1,079,823	193,668	(278,047)	995,444	10,283	264	75

Total					$30,321	$540	$1,039

The ownership percentage of the TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2016 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West Low Duration Bond Fund	0.10%
Metropolitan West Total Return Bond Fund	0.01%
TCW / Gargoyle Hedged Value Fund	3.70%
TCW Global Bond Fund	4.61%
TCW Global Real Estate Fund	28.32%
TCW High Dividend Equities Fund	26.15%
TCW International Growth Fund	23.62%

96

TCW Funds, Inc.

October 31, 2016

Note 7 — Transactions with Affiliates (Continued)

Name of Affiliated Fund	Ownership Percentage (1)
TCW Relative Value Large Cap Fund	0.53%
TCW Select Equities Fund	0.18%
TCW Total Return Bond Fund	0.10%

(1)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Funds not contained in this report are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2016 were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Conservative Allocation Fund	$11,962	$15,116	$—	$—
TCW Focused Equities Fund	4,660	5,636	—	—
TCW Global Real Estate Fund	2,551	2,783	—	—
TCW Growth Equities Fund	6,085	11,729	—	—
TCW High Dividend Equities Fund	13,464	6,565	—	—
TCW New America Premier Equities Fund (1)	5,271	2,269	—	—
TCW Relative Value Dividend Appreciation Fund	198,876	240,899	—	—
TCW Relative Value Large Cap Fund	88,995	270,963	—	—
TCW Relative Value Mid Cap Fund	17,176	38,880	—	—
TCW Select Equities Fund	223,985	549,266	—	—
TCW Small Cap Growth Fund	51,674	114,039	—	—

(1)	The Fund received securities as in-kind subscriptions in exchange for shares issued by the Fund which amounted to $494 (amount in thousands). Securities were received from affiliates of the Advisor at fair value on the date of transfer.

Transactions in each Fund’s shares were as follows:

Note 9 — Capital Share Transactions

TCW Conservative Allocation Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	266,269	$3,156	458,599	$5,727
Shares Issued upon Reinvestment of Dividends	94,762	1,131	39,547	484
Shares Redeemed	(683,727)	(8,290)	(297,993)	(3,703)

Net Increase (Decrease)	(322,696)	$(4,003)	200,153	$2,508

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	40,211	$479	359,303	$4,480
Shares Issued upon Reinvestment of Dividends	4,787	57	632	8
Shares Redeemed	(63,507)	(766)	(275,435)	(3,444)

Net Increase (Decrease)	(18,509)	$(230)	84,500	$1,044

TCW Focused Equities Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	205,905	$3,451	248,452	$4,959
Shares Issued upon Reinvestment of Dividends	2,922	55	1,992	41
Shares Redeemed	(214,385)	(4,065)	(282,615)	(5,720)

Net Decrease	(5,558)	$(559)	(32,171)	$(720)

97

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,638	$29	123,883	$2,456
Shares Issued upon Reinvestment of Dividends	688	13	453	9
Shares Redeemed	(25,999)	(475)	(142,926)	(2,846)

Net Decrease	(23,673)	$(433)	(18,590)	$(381)

TCW Global Real Estate Fund	Year Ended October 31, 2016		November 28, 2014 (Commencement of Operations) through October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	184,189	$1,795	458,267	$4,477
Shares Issued upon Reinvestment of Dividends	11,410	112	3,584	35
Shares Redeemed	(269,042)	(2,287)	(16,758)	(169)

Net Increase (Decrease)	(73,443)	$(380)	445,093	$4,343

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	568	$5	51,405	$514
Shares Issued upon Reinvestment of Dividends	1,801	18	1,188	11
Shares Redeemed	(10)	—	—	—

Net Increase	2,359	$23	52,593	$525

TCW Growth Equities Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	19,082	$169	96,539	$1,198
Shares Issued upon Reinvestment of Dividends	271,061	2,326	160,008	1,920
Shares Redeemed	(626,712)	(5,157)	(834,043)	(10,123)

Net Decrease	(336,569)	$(2,662)	(577,496)	$(7,005)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	32,630	$263	29,125	$353
Shares Issued upon Reinvestment of Dividends	85,332	726	41,507	494
Shares Redeemed	(91,208)	(832)	(164,135)	(2,016)

Net Increase (Decrease)	26,754	$157	(93,503)	$(1,169)

TCW High Dividend Equities Fund	Year Ended October 31, 2016		November 28, 2014 (Commencement of Operations) through October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	912,708	$8,121	452,841	$4,598
Shares Issued upon Reinvestment of Dividends	15,211	138	6,033	57
Shares Redeemed	(76,372)	(671)	(17,038)	(176)

Net Increase	851,547	$7,588	441,836	$4,479

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,406	$12	59,709	$598
Shares Issued upon Reinvestment of Dividends	1,234	11	1,477	14
Shares Redeemed	(6,727)	(61)	(4,582)	(42)

Net Increase (Decrease)	(4,087)	$(38)	56,604	$570

98

TCW Funds, Inc.

October 31, 2016

Note 9 — Capital Share Transactions (Continued)

TCW New America Premier Equities Fund	January 29, 2016 (Commencement of Operations) through April 30, 2016
I Class	Shares	Amount (in thousands)
Shares Sold	279,930	$2,891
Shares Issued upon Reinvestment of Dividends	—	—
Shares Redeemed	—	—

Net Increase	279,930	$2,891

N Class	Shares	Amount (in thousands)
Shares Sold	100,450	$1,005
Shares Issued upon Reinvestment of Dividends	—	—
Shares Redeemed	—	—

Net Increase	100,450	$1,005

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	948,410	$15,498	1,575,298	$26,538
Shares Issued upon Reinvestment of Dividends	170,136	2,833	183,083	3,014
Shares Redeemed	(2,020,794)	(32,962)	(2,794,008)	(46,745)

Net Decrease	(902,248)	$(14,631)	(1,035,627)	$(17,193)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	9,410,205	$155,007	8,160,662	$139,279
Shares Issued upon Reinvestment of Dividends	827,154	14,023	769,641	12,885
Shares Redeemed	(11,784,787)	(196,322)	(13,622,511)	(233,066)

Net Decrease	(1,547,428)	$(27,292)	(4,692,208)	$(80,902)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,071,355	$61,967	5,555,127	$125,156
Shares Issued upon Reinvestment of Dividends	1,619,808	32,801	290,398	6,627
Shares Redeemed	(12,606,029)	(261,041)	(7,174,838)	(161,855)

Net Decrease	(7,914,866)	$(166,273)	(1,329,313)	$(30,072)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	288,193	$5,723	189,992	$4,291
Shares Issued upon Reinvestment of Dividends	58,635	1,186	9,147	208
Shares Redeemed	(574,905)	(11,863)	(396,847)	(8,884)

Net Decrease	(228,077)	$(4,954)	(197,708)	$(4,385)

TCW Relative Value Mid Cap Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	485,901	$9,717	338,696	$8,340
Shares Issued upon Reinvestment of Dividends	618,869	11,338	547,757	13,217
Shares Redeemed	(1,527,336)	(29,171)	(1,038,994)	(25,030)

Net Decrease	(422,566)	$(8,116)	(152,541)	$(3,473)

99

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	71,949	$1,214	53,145	$1,279
Shares Issued upon Reinvestment of Dividends	132,387	2,366	136,665	3,227
Shares Redeemed	(233,700)	(4,320)	(387,910)	(8,873)

Net Decrease	(29,364)	$(740)	(198,100)	$(4,367)

TCW Select Equities Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	14,358,052	$377,427	15,387,856	$425,189
Shares Issued upon Reinvestment of Dividends	1,713,253	47,526	749,179	19,883
Shares Redeemed	(22,491,120)	(583,508)	(21,518,847)	(589,395)

Net Decrease	(6,419,815)	$(158,555)	(5,381,812)	$(144,323)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,068,585	$54,054	3,438,725	$90,685
Shares Issued upon Reinvestment of Dividends	832,078	21,617	273,878	6,858
Shares Redeemed	(6,511,018)	(154,236)	(2,890,875)	(74,541)

Net Increase (Decrease)	(3,610,355)	$(78,565)	821,728	$23,002

TCW Small Cap Growth Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	382,044	$8,005	400,913	$11,955
Shares Issued upon Reinvestment of Dividends	870,355	18,234	741,101	21,432
Shares Redeemed	(3,120,875)	(62,167)	(1,918,943)	(57,718)

Net Decrease	(1,868,476)	$(35,928)	(776,929)	$(24,331)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	80,353	$1,478	109,577	$3,096
Shares Issued upon Reinvestment of Dividends	288,336	5,510	190,980	5,160
Shares Redeemed	(460,449)	(8,953)	(388,399)	(10,847)

Net Decrease	(91,760)	$(1,965)	(87,842)	$(2,591)

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2016.

Note 11 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition,

100

TCW Funds, Inc.

October 31, 2016

Note 11 — Indemnifications (Continued)

the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 12 — Recently Issued Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

101

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$12.50	$12.24	$11.66	$10.91	$10.51

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.13	0.11	0.22	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.33	0.67	0.79	0.51

Total from Investment Operations	0.10	0.46	0.78	1.01	0.83

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.14)	(0.20)	(0.26)	(0.20)
Distributions from Net Realized Gain	(0.28)	(0.06)	—	—	(0.23)

Total Distributions	(0.47)	(0.20)	(0.20)	(0.26)	(0.43)

Net Asset Value per Share, End of Year	$12.13	$12.50	$12.24	$11.66	$10.91

Total Return	0.78%	3.88%	6.66%	9.42%	8.35%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$28,982	$33,909	$30,746	$27,121	$14,705
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	0.30%	0.25%	0.29%	0.40%	0.67%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.01%	0.94%	1.96%	2.98%
Portfolio Turnover Rate	37.62%	30.24%	40.56%	57.98%	59.12%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

102

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$12.44	$12.17	$11.61	$10.89	$10.51

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.04	0.05	0.18	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)	0.35	0.66	0.78	0.52

Total from Investment Operations	0.03	0.39	0.71	0.96	0.81

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.06)	(0.15)	(0.24)	(0.20)
Distributions from Net Realized Gain	(0.28)	(0.06)	—	—	(0.23)

Total Distributions	(0.40)	(0.12)	(0.15)	(0.24)	(0.43)

Net Asset Value per Share, End of Year	$12.07	$12.44	$12.17	$11.61	$10.89

Total Return	0.31%	3.31%	6.07%	8.97%	8.09%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,597	$1,876	$807	$1,047	$815
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	1.54%	1.61%	3.20%	2.84%	2.70%
After Expense Reimbursement	0.82%	0.84%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.36%	0.41%	1.58%	2.72%
Portfolio Turnover Rate	37.62%	30.24%	40.56%	57.98%	59.12%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

103

TCW Focused Equities Fund(1)

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$19.45	$19.37	$16.02	$12.20	$10.83

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.20	0.12	0.09	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.79)	0.04	3.34	3.86	1.36

Total from Investment Operations	(0.59)	0.16	3.43	3.94	1.41

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.08)	(0.08)	(0.12)	(0.04)

Net Asset Value per Share, End of Year	$18.67	$19.45	$19.37	$16.02	$12.20

Total Return	(3.04)%	0.79%	21.46%	32.67%	12.94%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$8,903	$9,386	$9,970	$7,628	$7,007
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.60%	1.46%	1.60%	1.95%	1.19%
After Expense Reimbursement	1.08%	1.09%	1.11%	1.14%	1.19%
Ratio of Net Investment Income to Average Net Assets	1.08%	0.62%	0.52%	0.56%	0.43%
Portfolio Turnover Rate	47.89%	83.02%	39.65%	39.65%	24.99%

(1)	Formerly TCW Concentrated Value Fund.
(2)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

104

TCW Focused Equities Fund(1)

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$19.25	$19.17	$15.85	$12.11	$10.71

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.19	0.12	0.09	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.78)	0.04	3.31	3.82	1.35

Total from Investment Operations	(0.59)	0.16	3.40	3.90	1.40

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.08)	(0.08)	(0.16)	—

Net Asset Value per Share, End of Year	$18.47	$19.25	$19.17	$15.85	$12.11

Total Return	(3.08)%	0.80%	21.50%	32.61%	13.07%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$958	$1,454	$1,804	$921	$861
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.19%	2.39%	3.66%	4.15%	3.29%
After Expense Reimbursement	1.08%	1.09%	1.11%	1.14%	1.18%
Ratio of Net Investment Income to Average Net Assets	1.05%	0.63%	0.50%	0.58%	0.45%
Portfolio Turnover Rate	47.89%	83.02%	39.65%	39.65%	24.99%

(1)	Formerly TCW Concentrated Value Fund.
(2)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

105

TCW Global Real Estate Fund

Financial Highlights — I Class

	Year Ended October 31, 2016	November 28, 2014 (Commencement of Operations) through October 31, 2015
Net Asset Value per Share, Beginning of Year	$9.71	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.30	0.21
Net Realized and Unrealized Loss on Investments	(0.26)	(0.27)

Total from Investment Operations	0.04	(0.06)

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.23)
Distributions from Net Realized Gain	(0.01)	—
Distributions from Return of Capital	(0.03)	—

Total Distributions	(0.33)	(0.23)

Net Asset Value per Share, End of Year	$9.42	$9.71

Total Return	0.31%	(0.62	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,499	$4,320
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.29%	5.28	% (3)
After Expense Reimbursement	1.40%	1.43	% (3)
Ratio of Net Investment Income to Average Net Assets	3.14%	2.27	% (3)
Portfolio Turnover Rate	68.69%	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

106

TCW Global Real Estate Fund

Financial Highlights — N Class

	Year Ended October 31, 2016	November 28, 2014 (Commencement of Operations) through October 31, 2015
Net Asset Value per Share, Beginning of Year	$9.70	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.24
Net Realized and Unrealized Loss on Investments	(0.27)	(0.31)

Total from Investment Operations	0.05	(0.07)

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.23)
Distributions from Net Realized Gain	(0.01)	—
Distributions from Return of Capital	(0.03)	—

Total Distributions	(0.33)	(0.23)

Net Asset Value per Share, End of Year	$9.42	$9.70

Total Return	0.41%	(0.72	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$517	$510
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.66%	9.21	% (3)
After Expense Reimbursement	1.40%	1.43	% (3)
Ratio of Net Investment Income to Average Net Assets	3.34%	2.58	% (3)
Portfolio Turnover Rate	68.69%	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

107

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$11.15	$13.10	$18.86	$13.87	$14.66

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.06)	(0.08)	(0.08)	(0.05)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(0.29)	(0.51)	1.32	5.24	(0.15)

Total from Investment Operations	(0.35)	(0.59)	1.24	5.19	(0.23)

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.02)	—
Distributions from Net Realized Gain	(2.53)	(1.36)	(7.00)	(0.18)	(0.56)

Total Distributions	(2.53)	(1.36)	(7.00)	(0.20)	(0.56)

Net Asset Value per Share, End of Year	$8.27	$11.15	$13.10	$18.86	$13.87

Total Return	(3.93)%	(5.26)%	7.06%	37.96%	(1.43)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$6,247	$12,176	$21,863	$23,891	$66,951
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.99%	1.47%	1.42%	1.32%	1.21%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.67)%	(0.61)%	(0.61)%	(0.35)%	(0.54)%
Portfolio Turnover Rate	57.41%	58.06%	49.03%	78.65%	48.75%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

108

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$11.08	$13.01	$18.79	$13.82	$14.61

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.06)	(0.08)	(0.08)	(0.06)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(0.29)	(0.49)	1.30	5.23	(0.15)

Total from Investment Operations	(0.35)	(0.57)	1.22	5.17	(0.23)

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.02)	—
Distributions from Net Realized Gain	(2.53)	(1.36)	(7.00)	(0.18)	(0.56)

Total Distributions	(2.53)	(1.36)	(7.00)	(0.20)	(0.56)

Net Asset Value per Share, End of Year	$8.20	$11.08	$13.01	$18.79	$13.82

Total Return	(3.93)%	(5.13)%	7.02%	37.93%	(1.44)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,812	$3,504	$5,335	$6,366	$9,865
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.67%	2.09%	2.01%	1.93%	1.73%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.68)%	(0.62)%	(0.61)%	(0.36)%	(0.53)%
Portfolio Turnover Rate	57.41%	58.06%	49.03%	78.65%	48.75%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

109

TCW High Dividend Equities Fund

Financial Highlights — I Class

	Year Ended October 31, 2016	November 28, 2014 (Commencement of Operations) through October 31, 2015
Net Asset Value per Share, Beginning of Year	$8.98	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.27
Net Realized and Unrealized Loss on Investments	(0.06)	(1.03)

Total from Investment Operations	0.13	(0.76)

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.26)
Distributions from Return of Capital	(0.02)	—

Total Distributions	(0.20)	(0.26)

Net Asset Value per Share, End of Year	$8.91	$8.98

Total Return	1.35%	(7.66	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,527	$3,969
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.82%	3.28	% (3)
After Expense Reimbursement	1.16%	1.17	% (3)
Ratio of Net Investment Income to Average Net Assets	2.08%	2.94	% (3)
Portfolio Turnover Rate	92.66%	89.39	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

110

TCW High Dividend Equities Fund

Financial Highlights — N Class

	Year Ended October 31, 2016	November 28, 2014 (Commencement of Operations) through October 31, 2015
Net Asset Value per Share, Beginning of Year	$8.98	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.28
Net Realized and Unrealized Loss on Investments	(0.06)	(1.04)

Total from Investment Operations	0.13	(0.76)

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.26)
Distributions from Return of Capital	(0.02)	—

Total Distributions	(0.20)	(0.26)

Net Asset Value per Share, End of Year	$8.91	$8.98

Total Return	1.46%	(7.76	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$468	$509
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.59%	7.30	% (3)
After Expense Reimbursement	1.16%	1.17	% (3)
Ratio of Net Investment Income to Average Net Assets	2.13%	3.05	% (3)
Portfolio Turnover Rate	92.66%	89.39	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

111

TCW New America Premier Equities Fund

Financial Highlights — I Class

	January 29, 2016 (Commencement of operations) through October 31, 2016
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08
Net Realized and Unrealized Gain on Investments	1.15

Total from Investment Operations	1.23

Net Asset Value per Share, End of Year	$11.23

Total Return	12.30	% (2)
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,143
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.72	% (3)
After Expense Reimbursement	1.05	% (3)
Ratio of Net Investment Income to Average Net Assets	1.03	% (3)
Portfolio Turnover Rate (2)	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (Commencement of operations) through October 31, 2016.
(3)	Annualized.

See accompanying notes to financial statements.

112

TCW New America Premier Equities Fund

Financial Highlights — N Class

	January 29, 2016 (Commencement of operations) through October 31, 2016
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08
Net Realized and Unrealized Gain on Investments	1.15

Total from Investment Operations	1.23

Net Asset Value per Share, End of Year	$11.23

Total Return	12.30	% (2)
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,128
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.08	% (3)
After Expense Reimbursement	1.05	% (3)
Ratio of Net Investment Income to Average Net Assets	0.98	% (3)
Portfolio Turnover Rate	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (Commencement of operations) through October 31, 2016.
(3)	Annualized.

See accompanying notes to financial statements.

113

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$16.49	$16.71	$15.11	$11.77	$10.18

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.30	0.27	0.25	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.41	(0.24)	1.61	3.36	1.60

Total from Investment Operations	0.76	0.06	1.88	3.61	1.82

Less Distributions:
Distributions from Net Investment Income	(0.30)	(0.28)	(0.28)	(0.27)	(0.23)

Net Asset Value per Share, End of Year	$16.95	$16.49	$16.71	$15.11	$11.77

Total Return	4.66%	0.40%	12.49%	31.06%	18.03%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$165,331	$175,694	$195,400	$176,226	$99,787
Ratio of Expenses to Average Net Assets	0.87%	0.86%	0.86%	0.82%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.11%	1.81%	1.67%	1.86%	1.95%
Portfolio Turnover Rate	19.13%	17.95%	17.33%	18.37%	23.15%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

114

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$16.76	$16.99	$15.34	$11.92	$10.29

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.31	0.26	0.23	0.22	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.43	(0.25)	1.63	3.41	1.62

Total from Investment Operations	0.74	0.01	1.86	3.63	1.81

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.24)	(0.21)	(0.21)	(0.18)

Net Asset Value per Share, End of Year	$17.23	$16.76	$16.99	$15.34	$11.92

Total Return	4.43%	0.10%	12.19%	30.71%	17.68%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$876,421	$878,544	$970,397	$887,435	$601,397
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.15%	1.14%	1.14%	1.11%	1.14%
After Expense Reimbursement	1.11%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	1.86%	1.53%	1.40%	1.60%	1.70%
Portfolio Turnover Rate	19.13%	17.95%	17.33%	18.37%	23.15%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

115

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$21.99	$22.09	$19.47	$14.91	$13.05

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.26	0.21	0.19	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.19	(0.14)	2.65	4.53	1.82

Total from Investment Operations	0.51	0.12	2.86	4.72	1.98

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.22)	(0.24)	(0.16)	(0.12)
Distributions from Net Realized Gain	(0.87)	—	—	—	—

Total Distributions	(1.12)	(0.22)	(0.24)	(0.16)	(0.12)

Net Asset Value per Share, End of Year	$21.38	$21.99	$22.09	$19.47	$14.91

Total Return	2.61%	0.50%	14.79%	31.99%	15.33%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$480,174	$667,957	$700,484	$543,669	$741,996
Ratio of Expenses to Average Net Assets	0.88%	0.88%	0.88%	0.87%	0.89%
Ratio of Net Investment Income to Average Net Assets	1.57%	1.14%	1.02%	1.13%	1.14%
Portfolio Turnover Rate	14.71%	21.60%	18.77%	37.33%	19.71%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

116

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$21.91	$22.04	$19.44	$14.89	$13.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.28	0.19	0.16	0.15	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.19	(0.14)	2.65	4.52	1.83

Total from Investment Operations	0.47	0.05	2.81	4.67	1.96

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.18)	(0.21)	(0.12)	(0.07)
Distributions from Net Realized Gain	(0.87)	—	—	—	—

Total Distributions	(1.07)	(0.18)	(0.21)	(0.12)	(0.07)

Net Asset Value per Share, End of Year	$21.31	$21.91	$22.04	$19.44	$14.89

Total Return	2.42%	0.20%	14.52%	31.64%	15.11%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$19,530	$25,084	$29,589	$75,450	$50,212
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.23%	1.20%	1.12%	1.13%	1.14%
After Expense Reimbursement	1.10%	1.16%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	1.35%	0.86%	0.77%	0.83%	0.92%
Portfolio Turnover Rate	14.71%	21.60%	18.77%	37.33%	19.71%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

117

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$22.43	$26.62	$26.56	$20.10	$17.43

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.17	0.13	0.16	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.34	(1.16)	2.70	6.48	2.63

Total from Investment Operations	0.52	(0.99)	2.83	6.64	2.78

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.12)	(0.14)	(0.17)	(0.11)
Distributions from Net Realized Gain	(2.77)	(3.08)	(2.63)	(0.01)	—

Total Distributions	(2.93)	(3.20)	(2.77)	(0.18)	(0.11)

Net Asset Value per Share, End of Year	$20.02	$22.43	$26.62	$26.56	$20.10

Total Return	3.53%	(4.58)%	11.09%	33.30%	16.04%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$74,840	$93,356	$114,823	$118,138	$95,698
Ratio of Expenses to Average Net Assets	0.98%	0.96%	0.95%	0.94%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.68%	0.49%	0.68%	0.79%
Portfolio Turnover Rate	17.81%	23.15%	21.67%	28.91%	32.87%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

118

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$21.90	$26.08	$26.07	$19.74	$17.06

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.14	0.10	0.06	0.09	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.32	(1.12)	2.65	6.37	2.59

Total from Investment Operations	0.46	(1.02)	2.71	6.46	2.69

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.08)	(0.07)	(0.12)	(0.01)
Distributions from Net Realized Gain	(2.77)	(3.08)	(2.63)	(0.01)	—

Total Distributions	(2.86)	(3.16)	(2.70)	(0.13)	(0.01)

Net Asset Value per Share, End of Year	$19.50	$21.90	$26.08	$26.07	$19.74

Total Return	3.30%	(4.78)%	10.80%	32.90%	15.75%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$16,839	$19,559	$28,458	$36,875	$32,292
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.35%	1.30%	1.27%	1.32%	1.40%
After Expense Reimbursement	1.20%	1.21%	1.20%	1.23%	1.27%
Ratio of Net Investment Income to Average Net Assets	0.74%	0.44%	0.23%	0.40%	0.53%
Portfolio Turnover Rate	17.81%	23.15%	21.67%	28.91%	32.87%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

119

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014		2013	2012
Net Asset Value per Share, Beginning of Year	$29.65	$26.71	$24.84		$19.81	$18.17

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.10)	(0.02)	(0.03)		0.03	(0.00	)(2)
Net Realized and Unrealized Gain (Loss) on Investments	(1.42)	3.80	2.71		5.34	1.86

Total from Investment Operations	(1.52)	3.78	2.68		5.37	1.86

Less Distributions:
Distributions from Net Investment Income	—	—	(0.00	)(2)	(0.05)	—
Distributions from Net Realized Gain	(2.07)	(0.84)	(0.81)		(0.29)	(0.22)

Total Distributions	(2.07)	(0.84)	(0.81)		(0.34)	(0.22)

Net Asset Value per Share, End of Year	$26.06	$29.65	$26.71		$24.84	$19.81

Total Return	(5.56)%	14.54%	11.01%		27.53%	10.37%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,264,622	$1,629,090	$1,611,400		$1,325,609	$802,524
Ratio of Expenses to Average Net Assets	0.89%	0.88%	0.86%		0.83%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.38)%	(0.08)%	(0.11)%		0.15%	(0.01)%
Portfolio Turnover Rate	14.05%	27.19%	25.79%		24.55%	19.74%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

120

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$27.91	$25.26	$23.59	$18.84	$17.34

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.16)	(0.09)	(0.10)	(0.02)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(1.33)	3.58	2.58	5.06	1.78

Total from Investment Operations	(1.49)	3.49	2.48	5.04	1.72

Less Distributions:
Distributions from Net Realized Gain	(2.07)	(0.84)	(0.81)	(0.29)	(0.22)

Net Asset Value per Share, End of Year	$24.35	$27.91	$25.26	$23.59	$18.84

Total Return	(5.81)%	14.22%	10.73%	27.14%	10.06%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$151,174	$274,026	$227,231	$378,026	$292,448
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.16%	1.14%	1.13%	1.10%	1.14%
After Expense Reimbursement	1.14%	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.64)%	(0.33)%	(0.40)%	(0.10)%	(0.31)%
Portfolio Turnover Rate	14.05%	27.19%	25.79%	24.55%	19.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

121

TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$26.77	$33.15	$35.69	$26.74	$27.84

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.16)	(0.27)	(0.32)	(0.20)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	0.66	(0.74)	2.93	9.15	(0.86)

Total from Investment Operations	0.50	(1.01)	2.61	8.95	(1.10)

Less Distributions:
Distributions from Net Realized Gain	(6.26)	(5.37)	(5.15)	—	—

Net Asset Value per Share, End of Year	$21.01	$26.77	$33.15	$35.69	$26.74

Total Return	1.94%	(4.26)%	7.22%	33.32%	(3.95)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$33,424	$92,601	$140,438	$165,248	$828,435
Ratio of Expenses to Average Net Assets	1.28%	1.17%	1.20%	1.18%	1.16%
Ratio of Net Investment Loss to Average Net Assets	(0.75)%	(0.88)%	(0.97)%	(0.71)%	(0.89)%
Portfolio Turnover Rate	76.94%	81.19%	75.51%	84.46%	79.27%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

122

TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$24.96	$31.32	$34.05	$25.60	$26.73

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.16)	(0.31)	(0.37)	(0.29)	(0.31)
Net Realized and Unrealized Gain (Loss) on Investments	0.62	(0.68)	2.79	8.74	(0.82)

Total from Investment Operations	0.46	(0.99)	2.42	8.45	(1.13)

Less Distributions:
Distributions from Net Realized Gain	(6.26)	(5.37)	(5.15)	—	—

Net Asset Value per Share, End of Year	$19.16	$24.96	$31.32	$34.05	$25.60

Total Return	1.92%	(4.48)%	6.98%	32.85%	(4.23)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$16,536	$23,835	$32,655	$121,038	$186,245
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.60%	1.50%	1.46%	1.47%	1.44%
After Expense Reimbursement	1.35%	1.37%	1.41%	1.46%	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.81)%	(1.08)%	(1.17)%	(1.02)%	(1.16)%
Portfolio Turnover Rate	76.94%	81.19%	75.51%	84.46%	79.27%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

123

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Conservative Allocation Fund, TCW Focused Equities Fund (formerly Concentrated Value Fund), TCW Global Real Estate Fund, TCW Growth Equities Fund, TCW High Dividend Equities Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Select Equities Fund, and TCW Small Cap Growth Fund (collectively, the “TCW Equity and Allocation Funds”) (eleven of twenty-three funds comprising TCW Funds, Inc.) as of October 31, 2016, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Equity and Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity and Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of each of the respective TCW Equity and Allocation Funds as of October 31, 2016, the results of their operations for the periods then ended, the changes in their net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 21, 2016

124

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016 (184 days).

Actual Expenses     The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes     The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2016 to October 31, 2016)
TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,016.80	0.30	% (1)	$1.52	(1)
Hypothetical (5% return before expenses)	1,000.00	1,023.63	0.30	% (1)	1.53	(1)

N Class Shares
Actual	$1,000.00	$1,015.10	0.81	% (1)	$4.10	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.06	0.81	% (1)	4.12	(1)

TCW Focused Equities Fund
I Class Shares
Actual	$1,000.00	$1,010.80	1.07%		$5.41
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.07%		5.43

N Class Shares
Actual	$1,000.00	$1,010.40	1.07%		$5.41
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.07%		5.43

TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$996.40	1.38%		$6.93
Hypothetical (5% return before expenses)	1,000.00	1,018.20	1.38%		7.00

N Class Shares
Actual	$1,000.00	$996.40	1.39%		$6.98
Hypothetical (5% return before expenses)	1,000.00	1,018.15	1.39%		7.05

125

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2016 to October 31, 2016)
TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$1,008.50	1.20%	$6.06
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20%	6.09

N Class Shares
Actual	$1,000.00	$1,009.90	1.20%	$6.06
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20%	6.09

TCW High Dividend Equities Fund
I Class Shares
Actual	$1,000.00	$1,019.30	1.16%	$5.89
Hypothetical (5% return before expenses)	1,000.00	1,019.31	1.16%	5.89

N Class Shares
Actual	$1,000.00	$1,019.30	1.16%	$5.89
Hypothetical (5% return before expenses)	1,000.00	1,019.31	1.16%	5.89

TCW New America Premier Equities Fund
I Class Shares
Actual	$1,000.00	$1,071.60	1.05%	$5.47
Hypothetical (5% return before expenses)	1,000.00	1,019.86	1.05%	5.33

N Class Shares
Actual	$1,000.00	$1,071.60	1.05%	$5.47
Hypothetical (5% return before expenses)	1,000.00	1,019.86	1.05%	5.33

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$1,051.60	0.86%	$4.44
Hypothetical (5% return before expenses)	1,000.00	1,020.81	0.86%	4.37

N Class Shares
Actual	$1,000.00	$1,050.60	1.07%	$5.52
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.07%	5.43

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,046.00	0.88%	$4.53
Hypothetical (5% return before expenses)	1,000.00	1,020.71	0.88%	4.47

N Class Shares
Actual	$1,000.00	$1,045.10	1.07%	$5.50
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.07%	5.43

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$1,071.20	0.95%	$4.95
Hypothetical (5% return before expenses)	1,000.00	1,020.36	0.95%	4.82

N Class Shares
Actual	$1,000.00	$1,070.20	1.19%	$6.19
Hypothetical (5% return before expenses)	1,000.00	1,019.15	1.19%	6.04

126

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2016 to October 31, 2016)
TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,030.40	0.89%	$4.54
Hypothetical (5% return before expenses)	1,000.00	1,020.66	0.89%	4.52

N Class Shares
Actual	$1,000.00	$1,028.70	1.13%	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.46	1.13%	5.74

TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,083.00	1.24%	$6.49
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.24%	6.29

N Class Shares
Actual	$1,000.00	$1,082.50	1.34%	$7.01
Hypothetical (5% return before expenses)	1,000.00	1,018.40	1.34%	6.80

(1)	Does not included Expenses of the underlying affiliated investments.

127

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

128

TCW Funds, Inc.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TWC Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

129

TCW Funds, Inc.

Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 26, 2016, the Board, including the Independent Directors, approved the continuation of the Current Agreement with respect to each Fund for an additional one-year term from when it otherwise would expire.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on September 7, 2016 and September 26, 2016 (the “Current Agreement Materials”) for their evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by counsel to the Independent Directors with respect to these and other relevant matters. In addition, the Independent Directors met separately with counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Board (including a majority of the Independent Directors voting separately) approved the continuation of the Current Agreement based on the recommendation of the Independent Directors. In deciding to recommend the renewal of the Current Agreement with respect to each Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, Extent, and Quality of Services    The Independent Directors considered the general nature, extent, and quality of services provided and expected to be provided by the Advisor. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where the Advisor and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds. The Independent Directors noted the Advisor’s responsibility to supervise the activities of the Funds’ various service providers, as well as to support the Independent Directors and their meetings, prepare regulatory filings, and provide various operational personnel.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Funds as well as resources and infrastructure, noting also the Advisor’s description of its stable team and deep bench of personnel. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent hiring of professionals in various areas over the past several years, including additional analysts on the equity research team and emerging markets team, a new Chief Data Officer, upgrading resources in the middle

130

TCW Funds, Inc.

office and back office operations and other areas, as well as its continuing and extensive program of infrastructure and systems enhancements. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreement.

Investment Performance    The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a Report prepared by Broadridge, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one-, three-, five- and ten-year periods, as applicable. The Independent Directors noted that investment performance of most of the Funds was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of each of the TCW Select Equities Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Small Cap Growth Fund, TCW Growth Equities Fund, TCW Short Term Bond Fund, TCW International Small Cap Fund, TCW High Dividend Equities Fund, TCW Global Real Estate Fund, TCW Relative Value Dividend Appreciation Fund, TCW International Growth Fund and TCW Focused Equities Fund (formerly known as TCW Concentrated Value Fund) was in the fourth or fifth quintile of the applicable Lipper peer group for one or more periods covered in the Report. The Independent Directors noted the recent underperformance of these Funds and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability    The Independent Directors considered information in the materials prepared by Lipper and the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to many of the Funds were near or below the medians of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund and TCW Emerging Markets Local Currency Income Fund were above the medians of their respective Lipper peer groups. The Independent Directors reviewed related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts. The Independent Directors reviewed and discussed with the Advisor those additional services.

The Independent Directors noted that the total expenses of the Funds are near or below median expenses of the other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels, and the amounts paid or waived by the Advisor pursuant

131

TCW Funds, Inc.

Investment Management and Advisory Agreement (Continued)

to expense limitations. The Independent Directors also considered the costs of services provided to the Funds by the Advisor and profits realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability evaluation methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor from its relationship with the Funds was reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Funds under the Investment Advisory and Management Agreement are fair and bear a reasonable relationship to the services rendered by the Advisor.

Expenses and Economies of Scale    The Independent Directors considered the potential of the Advisor and the Funds to achieve economies of scale as the Funds grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Fund at a competitive level. The Independent Directors were satisfied with the explanation for Funds with total expense ratios exceeding their peer group medians, such as the small size of the Fund or an expense ratio relatively near the median level. The Independent Directors also received information about the extent to which the Advisor has shared economies of scale through the reinvestment of profits into the advisory business of the Advisor and its affiliates, which benefits the Funds. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits    The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

Conclusions    Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Current Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Current Agreement was in the best interests of each Fund and its shareholders.

132

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

133

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2016, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.34
TCW Global Real Estate Fund	$0.00	(1)
TCW Growth Equities Fund	$2.98
TCW Relative Value Large Cap Fund	$1.51
TCW Relative Value Mid Cap Fund	$2.94
TCW Select Equities Fund	$2.62
TCW Small Cap Growth Fund	$8.74

(1)	Amount rounds to less than $0.01.

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2016:

Fund	Qualified Dividend Income
TCW Conservative Allocation Fund	$135
TCW Focused Equities Fund	$18
TCW Global Real Estate Fund	$39
TCW High Dividend Equities Fund	$153
TCW Relative Value Dividend Appreciation Fund	$17,094
TCW Relative Value Large Cap Fund	$7,755
TCW Relative Value Mid Cap Fund	$725
TCW Select Equities Fund	$5,828

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Conservative Allocation Fund	10.08%
TCW Focused Equities Fund	23.09%
TCW Global Real Estate Fund	1.95%
TCW High Dividend Equities Fund	99.79%
TCW Relative Value Dividend Appreciation Fund	100%
TCW Relative Value Large Cap Fund	100%
TCW Relative Value Mid Cap Fund	100%
TCW Select Equities Fund	43.64%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2017, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

134

TCW Funds, Inc.

Directors and Officers of the Company

A board of nine directors is responsible for overseeing the operations of the Company, which consists of 23 Funds at October 31, 2016. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund).
Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Senior Advisor to President (since July 2016). and Athletic Director (2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000) Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund);TCW Alternative Funds (mutual fund).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation. (charitable foundation)	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, 22nd floor, Los Angeles, CA 90071.

135

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Chief Executive Officer and Chairman (December 2009 to February 2013), TCW Investment Management Company LLC; Vice Chairman and Chief Executive Officer (December 2009 to August 2012), The TCW Group, Inc. (December 2009 to February 2013 and December 2009 to February 2013) TCW Asset Management Company LLC; Vice Chairman and President (November 2010 to February 2013); Vice Chairman (November 2010 to December 2014) and Chairman (since December 2014), Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; President and Chief Executive Officer (since 2015), TCW Alternative Funds; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Trust Company of the West, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. ; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

136

TCW Funds, Inc.

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (1955)	Senior Vice President	Managing Director (since January 2016), TCW LLC; Managing Director (since February 1998), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company LLC; Senior Vice President (since August 2007), TCW Strategic Income Fund, Inc.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).
Jeffrey Engelsman (1967)	Chief Compliance Officer	Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2015), TCW Alternative Funds; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC – Global Chief Compliance Officer (December 2014); Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).

137

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Richard Villa (1964)	Treasurer and Chief Financial Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2015), TCW Alternative Funds; Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., Trust Company of the West, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Treasurer of TCW Alternative Funds and the Corporation; and Patrick W. Dennis, Senior Vice President and Associate General Counsel of Trust Company of the West, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Secretary of TCW Alternative Funds and the Corporation.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

138

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Chief Financial Officer

Jeffrey A. Engelsman

Chief Compliance Office

Peter A. Brown

Senior Vice President

Patrick W. Dennis

Assistant Secretary

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Focused Equities Fund

TCW Global Real Estate Fund

TCW Growth Equities Fund

TCW High Dividend Equities Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Growth Fund

TCW International Small Cap Fund

FUNDarEQ1016

OCTOBER 31
2016
ANNUAL REPORT
U.S. FIXED INCOME FUNDS
TCW Core Fixed Income Fund
TCW Enhanced Commodity Strategy Fund TCW Global Bond Fund TCW High Yield Bond Fund TCW Short Term Bond Fund TCW Total Return Bond Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2016 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2016. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2016, the TCW Funds held total net assets of approximately $19.2 billion.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

Turbulent market action dominated the latter half of 2015, primarily driven by three developments: 1) the highly anticipated end to the Federal Reserve’s (Fed) zero interest rate policy, which finally came to fruition in December when the Fed raised the benchmark Federal Funds rate by 25 basis points (bps); 2) the continued deterioration of commodity prices and the prospect of defaults by overleveraged producers as the benchmark West Texas Intermediate Crude oil price fell below $35 a barrel, a seven year low; and 3) disappointing economic data from China, which rattled investors who questioned the ability of Chinese policy makers to manage the economic downturn and transition to a more open economy. Uncertainty spilled into 2016 with markets selling off dramatically over the first six weeks before giving way to a vigorous rally that continued over the next several months, interrupted only briefly by June’s “Brexit” referendum deciding the United Kingdom’s future in the European Union. However, this rally continues to be unsupported by the weak fundamental backdrop and thus, risks to the downside appear heightened as volatility is fueled by sluggish growth, stunted productivity, sagging commodity demand, declining corporate profitability, and disappointing wage gains. Instead, accommodative policies of global central banks and investors’ appetite for yield have supported markets and overshadowed worsening fundamentals.

In this environment characterized by investor complacency regarding lower-for-longer interest rates and the effectiveness of central bank policies, the reach for yield intensified, resulting in a 4.4% return for the Bloomberg Barclays Aggregate Index over the 12-month period ended October 31, 2016. Lower quality cohorts, as well as energy and commodity-related sectors, which were some of the most challenged sectors in the credit markets at the end of 2015 and first several weeks of 2016, completely reversed losses in the following months to claim a spot among the top performers year-over-year. High yield corporate bonds, which lagged comparable Treasuries by almost 600 bps in 2015, generated over 740 bps of excess return for the past year, with speculative CCC-rated bonds up over 16% and yields of sub-investment grade energy bonds touching a multi-year low of 7.1%. Impressive returns have not been confined to lower quality areas of the market, with broad-based gains realized across the credit markets. Corporate issuance sustained a record-breaking pace to meet robust demand for higher yielding U.S. assets. As a result, investment grade corporates returned 7.2% for the year, with industrials performing the best on a duration-adjusted basis, benefitting from the stabilization in oil prices and the resultant demand for commodity-related sectors. Among securitized products, non-agency mortgage-backed securities (MBS) continued to profit from steady sponsorship and strengthening fundamentals as home prices edged higher and borrower profiles of the underlying collateral improved. Commercial MBS (CMBS) gained 4.6% and saw excess returns over Treasuries of more than 140 bps, led by non-agency issues as private label issuance remained well below year-ago levels, while significantly higher year-over-year issuance in the agency CMBS space resulted in the sector’s relative underperformance. Agency MBS remained well supported by foreign investors and continued reinvestment in the asset class by the Fed, delivering a positive return of 3.3% for the year. Consumer asset-backed securities (ABS) were up a modest 2.4%, while government-guaranteed student

Letter to Shareholders (Continued)

loan ABS outperformed as downgrade uncertainty dissipated once rating actions by Moody’s and Fitch began to materialize and were less negative than anticipated.

The Economy and Market Ahead

Despite several years of Fed accommodation, economic outcomes continue to fall short of expectations, with GDP growth tracking at an annualized 1.5% over the period. While failing to deliver anticipated growth, these policies have nonetheless suppressed market volatility and delayed re-pricing based on fundamentals. Dampened returns and muted risks have also encouraged investors to reach for performance, overlooking some of the downside perils. The growing misalignment between outcomes and valuations is unsustainable, with it unlikely that sufficient growth can take place, absent a highly improbable surge in productivity, to justify current price levels in many markets.

So, with valuations pushing higher across credit markets and the most vulnerable sectors of the market defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. Further, mounting evidence that markets are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, we believe the Funds remain defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. Duration profiles generally remain shorter than the Funds’ respective benchmark indexes, while the allocation among non-government fixed income sectors is conservative. Corporate credit remains a relative underweight and favors financials over industrials. In the multi-sector Funds, small allocations to high yield focus on higher quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Non-agency MBS remains attractive as fundamentals continue to improve. However, security selection is increasingly important as prices rise and more favorable assumptions are built into pricing. Agency MBS positioning is largely in line with the Bloomberg Barclays Aggregate Bond Index and represents a good liquid alternative to Treasuries and defensive coverage. CMBS holdings favor agency issues given relatively good risk-adjusted returns and muted credit risk. Finally, the ABS overweight is focused on student loan receivables backed by the Federal Family Educational Loan Program (FFELP), which provide government guaranteed credit at a significant yield premium versus comparable Treasuries.

Data sources for the discussion above include Bloomberg and Barclays.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming year and look forward to further correspondence with you through our semi-annual report in 2017.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Core Fixed Income Fund

Management Discussions

The TCW Core Fixed Income Fund (the “Fund”) returned 3.97% and 3.66% on its I Class and N Class shares, respectively, for the year ended October 31, 2016. The performance of the Fund’s classes varies because of differing expenses. The Bloomberg Barclays Aggregate Bond Index, the Fund’s benchmark, returned 4.37% for the same period.

Given the Fund’s defensive duration position, the decline in intermediate and long U.S. Treasury rates over the year was a drag on performance. Returns were also held back by the Fund’s underweight to corporate and non-corporate credit. However, the underperformance was partially offset by contributions from the allocation to structured products, particularly the off-Index allocation to Federal Family Educational Loan Program “FFELP” student loan asset-backed securities “ABS”, which tightened as uncertainty dissipated once rating actions by Moody’s and Fitch began to materialize and proved less negative than markets expected. Non-agency MBS also contributed as the sector benefitted from strong technicals and improving fundamentals, as well as from the recent Countrywide settlement, which provided an influx of cash and better bids from dealers as settlement paydowns and subsequent write-ups helped improve capital levels. Finally, the overweight to commercial mortgage-backed securities “CMBS” benefitted the Fund, as the sector rallied along with credit markets over the course of the year and benefited from a favorable technical landscape characterized by a lack of issuance.

With spreads tightening across credit markets and the most vulnerable sectors of the market defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. Mounting evidence that markets are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, we believe the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. The duration profile remains shorter than the Index, while the allocation among non-government fixed income sectors is conservative. Corporate credit remains a relative underweight and slightly favors financials over industrials. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Non-agency MBS remains attractive as fundamentals continue to improve; however, security selection is increasingly important as prices rise and more favorable assumptions are built into pricing. Agency MBS positioning is moderately underweight compared to the Index but represents a good liquid alternative to Treasuries and defensive coverage. CMBS holdings favor agency issues given relatively good risk-adjusted returns and muted credit risk. Finally, the ABS overweight is focused on bonds backed by FFELP student loans, which provide government guaranteed credit at a significant yield premium versus comparable Treasuries.

TCW Core Fixed Income Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Core Fixed Income Fund
Class I – 01/01/1990	3.97%	3.11%	3.25%	5.92%	6.27	%(2)	6.25%
Class N – 02/26/1999	3.66%	2.77%	2.93%	5.60%	5.39%		5.15%
Bloomberg Barclays Aggregate Bond Index	4.37%	3.48%	2.90%	4.64%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Enhanced Commodity Strategy Fund

Management Discussions

The TCW Enhanced Commodity Strategy Fund (the “Fund”) had a negative return of 1.83% and 2.03% on its I Class and N Class shares, respectively, for the year ended October 31, 2016. The performance of the Fund’s classes varies because of differing expenses. The Bloomberg Commodity Total Return Index, the Fund’s benchmark, also had a negative return of 2.62% for the same period.

The Fund outperformed the Index by 79 bps due to having broad sector exposure. Specifically, outperformance was driven by the allocation to corporate credit and the Fund’s emphasis on securitized products, particularly non-agency MBS. In addition to strong technicals and improving fundamentals, the non-agency mortgage-backed securities (“MBS”) sector benefitted from the recent Countrywide settlement, which provided an influx of cash and better bids from dealers as settlement paydowns and subsequent write-ups helped improve capital levels. Returns also benefitted from a small allocation to commercial MBS (“CMBS”) and asset-backed securities (“ABS”), which both outpaced duration matched Treasuries over the year by 140 and 102 bps, respectively. However, the Fund and the Index’s overall negative performance was driven primarily by the exposure to the commodity complex, which suffered substantial losses this year due to a combination of oversupply and dwindling global demand. While there has been a strong recovery in commodity prices and commodity-related sectors since mid-February, these gains have not fully made up for Index losses that reached as high as 25% in December 2015.

With spreads tightening across credit markets and the most vulnerable sectors of the market defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. Mounting evidence that markets are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, we believe the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. The duration profile remains short, while the allocation among non-government fixed income sectors is conservative. Corporate credit remains a relative underweight and favors financials over industrials. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Non-agency MBS remains attractive as fundamentals continue to improve; however, security selection is increasingly important as prices rise and more favorable assumptions are built into pricing. CMBS holdings favor agency issues given relatively good risk-adjusted returns and muted credit risk. Finally, the ABS overweight is focused on bonds backed by Federal Family Education Loan Program (“FFELP”) student loans, which provide government guaranteed credit at a significant yield premium versus comparable Treasuries.

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception
TCW Enhanced Commodity Strategy Fund
Class I – 03/31/2011	(1.83)%	(11.08)%	(8.45)%	(9.65)%
Class N – 03/31/2011	(2.03)%	(11.10)%	(8.47)%	(9.66)%
Bloomberg Commodity Total Return Index	(2.62)%	(12.05)%	(10.61)%	(11.55)%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

The TCW Global Bond Fund (the “Fund”) returned 4.03% for the year ended October 31, 2016. The Bloomberg Barclays Global Aggregate Index, the Fund’s benchmark, returned 5.59% for the same period.

The Fund’s defensive duration position weighed on relative performance as sovereign and U.S. rates declined over the year. Performance was held back by the Fund’s large exposure to the U.S., which underperformed global credit markets on a total-return basis and only slightly outperformed global markets on a duration-neutral basis as spreads in the U.S. tightened on the surge in demand for higher-yielding U.S. assets. At the same time, performance was supported by an emphasis on Spain and high quality emerging markets such as Romania. In terms of sector exposure, the relative underweight to industrial credit and non-U.S. sovereign debt weighed on performance as both outpaced duration-matched Treasuries as the demand for yield and recovery in oil prices drove a sustained rally in those sectors that were most affected by the January sell-off. The underperformance was partially offset by the Fund’s emphasis on U.S. securitized products, particularly the emphasis on FFELP student loan ABS, which tightened throughout the year as uncertainty dissipated once rating actions by Moody’s and Fitch began to materialize and proved less negative than markets anticipated. Finally, the Fund’s small allocation to U.S. high yield also contributed to returns as the sector significantly outpaced the Index.

With spreads tightening across credit markets and the most vulnerable sectors of the market defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. Mounting evidence that markets are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, we believe the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. Exposure primarily to the U.S. remains appropriate given the challenged growth outlook in other developed markets and the risks to emerging markets from a normalization of monetary policy in the U.S. Global currency and country exposure will remain focused on high quality developed market sovereigns and on select emerging markets where the macroeconomic fundamentals are strong. The duration profile remains shorter than the Index, while the allocation among non-government fixed income sectors is conservative. Corporate credit remains a relative underweight and favors financials over industrials. The Fund’s small allocation to high yield focuses on higher quality holdings that will likely have the credit resilience to withstand late cycle volatility. Securitized products continue to offer opportunities for attractive risk-adjusted returns and positioning favors high quality, more senior positions. Non-agency MBS remains attractive as fundamentals continue to improve, however, security selection is increasingly important as prices rise and more favorable assumptions are built into pricing. Agency MBS positioning is largely in line with the Index and represents a good liquid alternative to Treasuries and defensive coverage. CMBS holdings favor agency issues given relatively good risk-adjusted returns and muted credit risk. The ABS overweight is focused on bonds backed by FFELP student loans, which provide government guaranteed credit at a significant yield premium versus comparable Treasuries.

TCW Global Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	Inception
TCW Global Bond Fund
Class I – 11/30/2011	4.03%	0.39%	2.61%
Class N – 11/30/2011	4.03%	0.39%	2.61%
Bloomberg Barclays Global Aggregate Index	5.59%	0.85%	1.27%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

The TCW High Yield Bond Fund (the “Fund”) returned 5.06% and 4.82% for its I Class and N Class shares, respectively, for the year ended October 31, 2016. The performance of the Fund’s classes varies because of differing expenses. The Citigroup High Yield Cash Pay Custom Index, the Fund’s benchmark, returned 9.54% over the same period.

Despite the positive absolute returns, performance relative to the Index has disappointed, with a lag of 448 bps largely due to the highly defensive orientation as accommodative central bank policy and late cycle appetite for risk sustained a vigorous rally that weighed on nearly all the strategies deployed in Fund construction. Hindering performance in particular was the relative underweight to the basic industry sector, specifically the minimal exposure to energy and metals & mining (EMM), as these sectors posted exceptional returns. The overall higher quality emphasis was also a drag as lower rated cohorts outperformed. Meanwhile, the Fund’s defensive duration position weighed on returns as intermediate and long U.S. Treasury rates were lower over the year, with the 10-Year U.S. Treasury yield down by over 31 bps. From an issuer perspective, former GE affiliate Homer City proceeded with its restructuring, with prices easing and detracting from performance over the past twelve months.

With spreads tightening across credit markets and the most vulnerable sectors defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets longer term. Mounting evidence that we are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, we believe the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. The Fund’s duration profile remains shorter than that of the Index, while sector allocation is conservative, favoring higher quality, asset heavy, and lower beta holdings that will likely have the credit resilience to withstand late cycle volatility. While the recent underperformance to the benchmark is disappointing, confidence remains that the current defensive posture of the Fund has positioned it to capture value as the cycle eventually turns.

TCW High Yield Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW High Yield Bond Fund
Class I – 02/01/1989	5.06%	4.00%	6.05%	5.95%	7.26	%(2)	8.04%
Class N – 02/26/1999	4.82%	3.79%	5.87%	5.74%	5.27%		6.74%
Citigroup High Yield Cash Pay Custom Index	9.54%	3.95%	6.58%	7.08%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

The TCW Short Term Bond Fund (the “Fund”) returned 0.84% for the year ended October 31, 2016. The Citigroup 1-Year Treasury Index, the Fund’s benchmark, returned 0.61% for the same period.

Returns benefitted from the broad sector exposure in the Fund. Specifically, outperformance was driven by the allocation to corporate credit, with REITs and banking contributing the most. Returns also benefitted from the emphasis on structured products, particularly commercial MBS, which outperformed duration-matched Treasuries by 140 bps. Also additive to performance was the Fund’s exposure to non-agency MBS. In addition to strong technicals and improving fundamentals, the non-agency MBS sector benefitted from the recent Countrywide settlement, which provided an influx of cash and better bids from dealers as settlement paydowns and subsequent write-ups helped improve capital levels. Finally, the defensive duration profile of the Fund was rewarded by the modest increase in short Treasury rates throughout the quarter, adding to relative performance.

With spreads tightening across credit markets and the most vulnerable sectors of the market defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. Mounting evidence that markets are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, we believe the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. The duration profile remains shorter than the Index, while the allocation among non-government fixed income sectors is conservative. Corporate credit positioning maintains a preference for financials over industrials, while securitized products continue to offer opportunities for attractive risk-adjusted returns, with a focus on high quality, more senior positions. Non-agency MBS remains attractive as fundamentals continue to improve, however, security selection is increasingly important as prices rise and more favorable assumptions are built into pricing. Agency MBS holdings are focused in short, well-structured CMOs given relatively stable duration profiles, while CMBS positioning favors agency issues given relatively good risk-adjusted returns and muted credit risk.

TCW Short Term Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception
TCW Short Term Bond Fund
Class I – 02/01/1990	0.84%	0.58%	1.03%	1.92%	4.09	%(2)
Citigroup 1 Year Treasury Index	0.61%	0.39%	0.35%	1.50%	3.67%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

The TCW Total Return Bond Fund (the “Fund”) returned 3.63% and 3.35% on its I Class and N Class shares, respectively, for the year ended October 31, 2016. The performance of the Fund’s classes varies because of differing expenses. The Bloomberg Barclays Aggregate Bond Index, the Fund’s benchmark, returned 4.37% for the same period.

The decline in intermediate and long Treasury rates over the year cost relative performance against the benchmark as the Fund continued with its short duration profile. Also detracting from performance was the lack of exposure to corporate and non-corporate credit in the Fund, which significantly outperformed over the year as demand for higher-yielding U.S. assets pushed investors out of the risk spectrum and drove impressive returns for the sector. Outside of the corporate space, underperformance was partially offset by the off-Index allocation to non-agency MBS. In addition to strong technicals and improving fundamentals, the sector benefitted from the recent Countrywide settlement, which provided an influx of cash and better bids from dealers as settlement paydowns and subsequent write-ups helped improve capital levels. Also additive to performance was the allocation to FFELP student loan ABS, which tightened as uncertainty dissipated once rating actions by Moody’s and Fitch began to materialize and proved less negative than markets expected. The overweight to CMBS also benefitted the Fund, as the sector rallied along with credit markets over the course of the year and benefited from a favorable technical landscape characterized by a lack of issuance.

With spreads tightening across credit markets and the most vulnerable sectors of the market defying fundamentals, investors may be overestimating the ability of strong technical factors, such as foreign demand and massive yield-seeking investor behavior, to continue supporting markets. Mounting evidence that markets are late in the credit cycle warrants an elevated degree of caution and a strict focus on fundamentals. Consequently, we believe the Fund remains defensively positioned and prepared for better risk-adjusted return opportunities as the credit cycle extends. The duration profile remains shorter than the Index, while the allocation among non-government fixed income sectors is conservative. Corporate credit remains absent in the Fund given the mortgage focus, while securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions. Non-agency MBS remains attractive as fundamentals continue to improve, however, security selection is increasingly important as prices rise and more favorable assumptions are built into pricing. Agency MBS continues to represent a core position in the Fund, with positioning focused on new production specified pools that offer better carry, and liquidity benefits. Additionally, the Fund maintains an allocation to collateralized mortgage obligations (CMOs), including floating rate issues, which help protect against rising interest rates. CMBS holdings favor agency issues given relatively good risk-adjusted returns and muted credit risk. Finally, the ABS overweight is focused on bonds backed by FFELP student loans, which provide government guaranteed credit at a significant yield premium versus comparable Treasuries.

TCW Total Return Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund	Inception Index
TCW Total Return Bond Fund
Class I – 06/17/1993	3.63%	3.45%	5.13%	6.78%	6.72%	5.54%
Class N – 02/26/1999	3.35%	3.13%	4.82%	6.46%	6.28%	5.15%
Bloomberg Barclays Aggregate Bond Index	4.37%	3.48%	2.90%	4.64%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments

Principal Amount		Fixed Income Securities	Value
		Corporate Bonds (23.6% of Net Assets)
		Airlines (0.5%)
$	1,866,844	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22 (EETC)	$2,044,194
	36,866	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22 (EETC)	40,161
	980,784	Continental Airlines, Inc. Pass-Through Certificates, (07-1-A), 5.983%, due 10/19/23 (EETC)	1,107,059
	692,376	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 7.25%, due 05/10/21 (EETC)	781,520
	687,351	Continental Airlines, Inc. Pass-Through Certificates, (99-1-A), 6.545%, due 08/02/20 (EETC)	727,321
	494,900	Northwest Airlines LLC Pass-Through Certificates, (01-1-A1), 7.041%, due 10/01/23 (EETC)	569,432
	483,694	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24 (EETC)	548,993
	1,973,144	US Airways Group, Inc. Pass-Through Certificates, (12-1A), 5.9%, due 04/01/26 (EETC)	2,271,583
	796,263	US Airways Group, Inc. Pass-Through Certificates, (12-2-A), 4.625%, due 12/03/26 (EETC)	868,922

		Total Airlines	8,959,185

		Auto Manufacturers (0.6%)
	3,000,000	Ford Motor Credit Co. LLC, 1.461%, due 03/27/17	3,002,274
	3,000,000	Ford Motor Credit Co. LLC, 1.816%, due 01/09/18 (1)	3,012,723
	450,000	Ford Motor Credit Co. LLC, 8%, due 12/15/16	453,776
	1,680,000	General Motors Co., 6.6%, due 04/01/36	1,982,736
	2,500,000	General Motors Financial Co., Inc., 3.1%, due 01/15/19	2,546,750

		Total Auto Manufacturers	10,998,259

		Banks (6.5%)
	1,500,000	Bank of America Corp., 1.716%, due 04/01/19 (1)	1,505,949
	3,000,000	Bank of America Corp., 3.3%, due 01/11/23	3,090,156
	2,675,000	Bank of America Corp., 4.125%, due 01/22/24	2,875,309
	1,910,000	Bank of America Corp., 5%, due 05/13/21	2,119,674
	1,100,000	Bank of America Corp., 5.65%, due 05/01/18	1,163,389
	8,200,000	Bank of America Corp., 6.875%, due 04/25/18	8,828,276
	1,000,000	Bank of America N.A., 1.15%, due 06/15/17 (1)	999,768
	1,250,000	Bank of America N.A., 5.3%, due 03/15/17	1,268,229
	5,300,000	Bank of America N.A., 6.1%, due 06/15/17	5,447,046
	2,450,000	Capital One N.A., 2.35%, due 08/17/18	2,479,334
	1,000,000	Chase Capital VI, 1.381%, due 08/01/28 (1)	903,750
	4,000,000	Citigroup, Inc., 1.55%, due 08/14/17	4,008,248
	5,000,000	Citigroup, Inc., 1.8%, due 02/05/18	5,010,975
	1,000,000	Citigroup, Inc., 6.125%, due 11/21/17	1,048,350
	2,666,000	Discover Bank/Greenwood DE, 3.1%, due 06/04/20	2,742,448
	1,500,000	Discover Bank/Greenwood DE, 4.2%, due 08/08/23	1,601,340

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2016

Principal Amount		Fixed Income Securities	Value
		Banks (Continued)
$	1,495,000	Discover Bank/Greenwood DE, 7%, due 04/15/20	$1,694,686
	475,000	First Chicago NBD Institutional Capital I, 1.31%, due 02/01/27 (1)	436,250
	2,435,000	Goldman Sachs Group, Inc. (The), 3.85%, due 07/08/24	2,576,078
	1,000,000	Goldman Sachs Group, Inc. (The), 5.25%, due 07/27/21	1,124,730
	2,000,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	2,104,892
	50,000	Goldman Sachs Group, Inc. (The), 6%, due 06/15/20	56,639
	4,050,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	4,300,719
	4,000,000	HBOS PLC (United Kingdom), (144A), 6.75%, due 05/21/18 (2)	4,256,952
	3,600,000	JPMorgan Chase & Co., 2.7%, due 05/18/23	3,614,566
	4,100,000	JPMorgan Chase & Co., 6%, due 01/15/18	4,317,279
	2,475,000	JPMorgan Chase & Co., 7.25%, due 02/01/18	2,647,404
	8,875,000	JPMorgan Chase Bank N.A., 6%, due 10/01/17	9,245,434
	730,000	JPMorgan Chase Capital XIII, 1.788%, due 09/30/34 (1)	636,925
	3,250,000	JPMorgan Chase Capital XXI, 1.709%, due 01/15/87 (1)	2,746,250
	2,000,000	JPMorgan Chase Capital XXIII, 1.817%, due 05/15/77 (1)	1,600,000
	850,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (2)	946,390
	1,500,000	Morgan Stanley, 4.75%, due 03/22/17	1,521,612
	575,000	Morgan Stanley, 5.45%, due 01/09/17	579,755
	600,000	Morgan Stanley, 5.5%, due 07/24/20	668,623
	1,750,000	Morgan Stanley, 5.625%, due 09/23/19	1,929,369
	975,000	Morgan Stanley, 6.625%, due 04/01/18	1,041,354
	5,870,000	Morgan Stanley, 7.3%, due 05/13/19	6,641,289
	3,100,000	Santander UK PLC (United Kingdom), 1.65%, due 09/29/17	3,112,271
	3,305,000	UBS AG (Switzerland), 1.8%, due 03/26/18	3,315,341
	5,000,000	Wachovia Corp., 5.75%, due 02/01/18	5,258,343
	1,790,000	Wells Fargo & Co., 2.5%, due 03/04/21	1,811,093
	2,355,000	Wells Fargo & Co., 2.6%, due 07/22/20	2,400,729
	7,765,000	Wells Fargo & Co., 3%, due 04/22/26	7,752,646

		Total Banks	123,429,860

		Beverages (0.4%)
	5,698,000	Anheuser-Busch InBev Finance, Inc., 3.65%, due 02/01/26	6,018,780
	1,180,000	Molson Coors Brewing Co., 3%, due 07/15/26	1,172,143

		Total Beverages	7,190,923

		Biotechnology (0.6%)
	620,000	Amgen, Inc., 4.4%, due 05/01/45	632,958
	1,402,000	Amgen, Inc., (144A), 4.663%, due 06/15/51 (2)	1,450,912
	2,450,000	Biogen, Inc., 5.2%, due 09/15/45	2,771,860
	2,200,000	Celgene Corp., 5%, due 08/15/45	2,386,766
	3,000,000	Gilead Sciences, Inc., 3.25%, due 09/01/22	3,153,828
	1,905,000	Gilead Sciences, Inc., 4.15%, due 03/01/47	1,895,843

		Total Biotechnology	12,292,167

		Chemicals (0.0%)
	101,000	Rohm and Haas Co., 6%, due 09/15/17	104,926

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Computers (0.2%)
$	4,045,000	Apple, Inc., 4.65%, due 02/23/46	$4,475,772

		Diversified Financial Services (0.9%)
	3,000,000	American Express Co., 7%, due 03/19/18	3,224,643
	425,000	GE Capital International Funding Co. Unlimited Co. (Ireland), 4.418%, due 11/15/35	464,484
	4,000,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18 (2)	4,357,500
	2,875,000	Protective Life Global Funding, (144A), 1.391%, due 06/08/18 (1)(2)	2,881,955
	4,000,000	Protective Life Global Funding, (144A), 1.722%, due 04/15/19 (2)	4,004,312
	2,270,000	Visa, Inc., 3.15%, due 12/14/25	2,368,934

		Total Diversified Financial Services	17,301,828

		Electric (2.6%)
	1,500,000	Appalachian Power Co., 4.45%, due 06/01/45	1,629,833
	1,800,000	Berkshire Hathaway Energy Co., 5.95%, due 05/15/37	2,317,351
	2,400,000	Black Hills Corp., 3.15%, due 01/15/27	2,410,532
	3,910,000	Commonwealth Edison Co., 3.65%, due 06/15/46	3,911,779
	2,000,000	Dominion Resources, Inc., 4.104%, due 04/01/21	2,143,838
	2,800,000	Duke Energy Progress LLC, 3.7%, due 10/15/46	2,806,213
	2,250,000	El Paso Electric Co., 3.3%, due 12/15/22	2,266,733
	3,684,000	Emera US Finance LP, (144A), 2.15%, due 06/15/19 (2)	3,716,684
	2,000,000	Entergy Corp., 4.7%, due 01/15/17	2,008,288
	3,000,000	Entergy Mississippi, Inc., 3.1%, due 07/01/23	3,061,724
	1,585,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25 (2)	1,685,733
	1,000,000	Indiana Michigan Power Co., 4.55%, due 03/15/46	1,101,422
	4,000,000	ITC Holdings Corp., 3.25%, due 06/30/26	4,039,856
	4,000,000	Kansas City Power & Light Co., 3.15%, due 03/15/23	4,099,152
	1,100,000	KCP&L Greater Missouri Operations Co., 8.27%, due 11/15/21	1,327,426
	3,300,000	Metropolitan Edison Co., (144A), 3.5%, due 03/15/23 (2)	3,382,531
	1,000,000	Niagara Mohawk Power Corp., (144A), 2.721%, due 11/28/22 (2)	1,016,515
	150,000	Oncor Electric Delivery Co. LLC, 5.25%, due 09/30/40	186,738
	2,545,000	Public Service Co. of New Mexico, 7.949%, due 05/15/18	2,791,623
	1,980,000	Puget Energy, Inc., 6%, due 09/01/21	2,284,001
	1,000,000	Southwestern Electric Power Co., 6.45%, due 01/15/19	1,096,752
	1,000,000	Tucson Electric Power Co., 5.15%, due 11/15/21	1,109,926

		Total Electric	50,394,650

		Energy-Alternate Sources (0.1%)
	1,138,487	Alta Wind Holdings LLC, (144A), 7%, due 06/30/35 (2)(3)	1,180,023

		Environmental Control (0.1%)
	2,075,000	Republic Services, Inc., 2.9%, due 07/01/26	2,076,614

		Food (0.6%)
	2,467,000	Kraft Heinz Foods Co., 1.6%, due 06/30/17	2,472,181
	1,500,000	Kraft Heinz Foods Co., 3%, due 06/01/26	1,486,200
	1,250,000	Kraft Heinz Foods Co., 3.95%, due 07/15/25	1,338,805
	1,700,000	Kraft Heinz Foods Co., 4.375%, due 06/01/46	1,734,871

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2016

Principal Amount		Fixed Income Securities	Value
		Food (Continued)
$	143,000	Kraft Heinz Foods Co., 5.375%, due 02/10/20	$158,261
	3,000,000	Kraft Heinz Foods Co., 6.125%, due 08/23/18	3,240,688

		Total Food	10,431,006

		Gas (0.4%)
	1,750,000	CenterPoint Energy Resources Corp., 6.25%, due 02/01/37	2,072,494
	3,265,000	KeySpan Gas East Corp., (144A), 5.819%, due 04/01/41 (2)	4,071,386
	400,000	NiSource Finance Corp., 6.8%, due 01/15/19	443,447

		Total Gas	6,587,327

		Healthcare-Products (0.0%)
	250,000	Covidien International Finance S.A. (Ireland), 6%, due 10/15/17	261,008

		Healthcare-Services (1.8%)
	4,300,000	Aetna, Inc., 1.7%, due 06/07/18	4,320,837
	2,450,000	Anthem, Inc., 1.875%, due 01/15/18	2,461,211
	175,000	Anthem, Inc., 5.875%, due 06/15/17	179,932
	2,545,000	Hartford HealthCare Corp., 5.746%, due 04/01/44	3,142,789
	4,105,000	New York and Presbyterian Hospital (The), 3.563%, due 08/01/36	4,192,164
	3,000,000	North Shore Long Island Jewish Health Care, Inc., 4.8%, due 11/01/42	3,200,460
	1,305,000	North Shore Long Island Jewish Health Care, Inc., 6.15%, due 11/01/43	1,705,402
	3,000,000	NYU Hospitals Center, 4.428%, due 07/01/42	3,098,502
	60,000	NYU Hospitals Center, 5.75%, due 07/01/43	75,770
	3,860,000	Providence Health & Services Obligated Group, 1.796%, due 10/01/17 (1)	3,868,630
	3,290,000	Saint Barnabas Health Care System, 4%, due 07/01/28	3,536,750
	2,270,000	Sutter Health, 2.286%, due 08/15/53	2,292,700
	2,460,000	UnitedHealth Group, Inc., 4.625%, due 07/15/35	2,809,918

		Total Healthcare-Services	34,885,065

		Insurance (1.0%)
	2,500,000	Berkshire Hathaway Finance Corp., 4.4%, due 05/15/42	2,785,236
	2,500,000	Berkshire Hathaway, Inc., 3.125%, due 03/15/26	2,598,015
	1,625,000	Farmers Exchange Capital, (144A), 7.2%, due 07/15/48 (2)	1,893,646
	2,250,000	Farmers Exchange Capital II, (144A), 6.151%, due 11/01/53 (1)(2)	2,360,756
	800,000	MetLife, Inc., 4.368%, due 09/15/23	887,916
	300,000	MetLife, Inc., 5.7%, due 06/15/35	367,387
	3,460,000	Metropolitan Life Global Funding I, (144A), 3.875%, due 04/11/22 (2)	3,745,287
	4,000,000	Pricoa Global Funding I, (144A), 1.6%, due 05/29/18 (2)	4,016,906
	1,000,000	Prudential Financial, Inc., 4.5%, due 11/15/20	1,094,466

		Total Insurance	19,749,615

		Media (0.3%)
	4,130,000	Charter Communications Operating LLC / Charter Communications Operating Capital, (144A), 4.908%, due 07/23/25 (2)	4,465,975
	200,000	NBCUniversal Media LLC, 5.15%, due 04/30/20	222,744

		Total Media	4,688,719

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Mining (0.0%)
$	300,000	Southern Copper Corp. (Peru), 7.5%, due 07/27/35	$354,872

		Miscellaneous Manufacturers (0.3%)
	565,000	General Electric Capital Corp., 1.158%, due 05/05/26 (1)	548,108
	3,315,000	General Electric Capital Corp., 1.297%, due 08/15/36 (1)	2,896,700
	287,000	General Electric Capital Corp., 3.15%, due 09/07/22	303,884
	2,865,000	Siemens Financieringsmaatschappij NV (Netherlands), (144A), 2%, due 09/15/23 (2)	2,799,971

		Total Miscellaneous Manufacturers	6,548,663

		Oil & Gas (0.1%)
	1,000,000	Noble Energy, Inc., 5.05%, due 11/15/44	1,012,874
	1,250,000	Shell International Finance BV (Netherlands), 4.375%, due 05/11/45	1,304,107

		Total Oil & Gas	2,316,981

		Packaging & Containers (0.1%)
	1,500,000	Amcor Finance USA, Inc., (144A), 3.625%, due 04/28/26 (2)	1,530,908

		Pharmaceuticals (1.3%)
	3,212,000	AbbVie, Inc., 1.75%, due 11/06/17	3,223,608
	1,500,000	AbbVie, Inc., 1.8%, due 05/14/18	1,505,283
	1,700,000	AbbVie, Inc., 3.2%, due 05/14/26	1,678,637
	2,000,000	AbbVie, Inc., 4.7%, due 05/14/45	2,070,156
	1,865,000	Actavis Funding SCS (Luxembourg), 3.45%, due 03/15/22	1,938,546
	2,600,000	Actavis Funding SCS (Luxembourg), 3.8%, due 03/15/25	2,703,025
	3,400,000	Actavis Funding SCS (Luxembourg), 4.55%, due 03/15/35	3,521,302
	2,000,000	Baxalta, Inc., 2.875%, due 06/23/20	2,042,782
	3,000,000	Express Scripts Holding Co., 3.4%, due 03/01/27	2,951,610
	3,835,000	Shire Acquisitions Investments Ireland DAC (Ireland), 1.9%, due 09/23/19	3,830,486

		Total Pharmaceuticals	25,465,435

		Pipelines (1.2%)
	2,000,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	2,305,867
	1,500,000	Energy Transfer Partners LP, 5.95%, due 10/01/43	1,548,928
	2,000,000	Florida Gas Transmission Co. LLC, (144A), 3.875%, due 07/15/22 (2)	2,092,134
	250,000	Florida Gas Transmission Co. LLC, (144A), 7.9%, due 05/15/19 (2)	282,808
	675,000	Panhandle Eastern Pipe Line Co. LP, 7%, due 06/15/18	717,111
	825,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, due 06/01/19	918,902
	2,350,000	Ruby Pipeline LLC, (144A), 6%, due 04/01/22 (2)	2,487,240
	2,590,000	Southern Natural Gas Co. LLC, 7.35%, due 02/15/31	2,966,667
	2,000,000	TC PipeLines LP, 4.375%, due 03/13/25	2,070,879
	2,090,000	Tennessee Gas Pipeline Co., 8.375%, due 06/15/32	2,643,152
	1,000,000	Texas Eastern Transmission LP, (144A), 2.8%, due 10/15/22 (2)	998,546
	375,000	TransCanada PipeLines, Ltd. (Canada), 6.1%, due 06/01/40	481,448
	1,350,000	Williams Partners LP, 3.6%, due 03/15/22	1,375,692
	2,000,000	Williams Partners LP, 6.3%, due 04/15/40	2,142,787

		Total Pipelines	23,032,161

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2016

Principal Amount		Fixed Income Securities	Value

		Real Estate (0.1%)
$	850,000	Post Apartment Homes LP, 4.75%, due 10/15/17	$868,086

		REIT (2.4%)
	2,250,000	Alexandria Real Estate Equities, Inc., 4.6%, due 04/01/22	2,434,622
	3,000,000	AvalonBay Communities, Inc., 2.95%, due 09/15/22	3,081,606
	1,000,000	AvalonBay Communities, Inc., 3.95%, due 01/15/21	1,070,372
	2,200,000	Boston Properties LP, 5.875%, due 10/15/19	2,437,761
	3,052,000	Duke Realty LP, 6.5%, due 01/15/18	3,229,033
	2,295,000	HCP, Inc., 3.875%, due 08/15/24	2,354,776
	1,500,000	HCP, Inc., 5.625%, due 05/01/17	1,532,318
	2,900,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	3,280,052
	1,459,000	Highwoods Realty LP, 7.5%, due 04/15/18	1,576,077
	2,300,000	Kimco Realty Corp., 4.3%, due 02/01/18	2,362,693
	2,150,000	Realty Income Corp., 2%, due 01/31/18	2,161,608
	2,900,000	Realty Income Corp., 5.375%, due 09/15/17	2,998,824
	2,440,000	SL Green Realty Corp., 5%, due 08/15/18	2,551,856
	1,000,000	SL Green Realty Corp., 7.75%, due 03/15/20	1,158,401
	1,500,000	Ventas Realty LP / Ventas Capital Corp., 2.7%, due 04/01/20	1,531,479
	7,340,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (Australia), (144A), 1.75%, due 09/15/17 (2)	7,361,737
	605,000	Welltower, Inc., 3.75%, due 03/15/23	631,584
	545,000	Welltower, Inc., 4.95%, due 01/15/21	600,499
	3,400,000	Welltower, Inc., 6.125%, due 04/15/20	3,848,365

		Total REIT	46,203,663

		Retail (0.4%)
	1,960,000	CVS Health Corp., 5.125%, due 07/20/45	2,292,570
	2,100,000	Wal-Mart Stores, Inc., 4.75%, due 10/02/43	2,506,935
	3,500,000	Walgreens Boots Alliance, Inc., 3.1%, due 06/01/23	3,546,721

		Total Retail	8,346,226

		Software (0.2%)
	2,000,000	Microsoft Corp., 3.75%, due 02/12/45	1,998,496
	1,580,000	Oracle Corp., 2.4%, due 09/15/23	1,578,035

		Total Software	3,576,531

		Telecommunications (0.9%)
	2,400,000	AT&T, Inc., 4.125%, due 02/17/26	2,517,362
	1,500,000	AT&T, Inc., 4.45%, due 04/01/24	1,624,284
	1,500,000	AT&T, Inc., 4.75%, due 05/15/46	1,473,618
	1,500,000	AT&T, Inc., 5.35%, due 09/01/40	1,582,412
	970,000	AT&T, Inc., (144A), 4.5%, due 03/09/48 (2)	913,696
	1,000,000	Qwest Corp., 7.25%, due 09/15/25	1,092,219
	2,000,000	Verizon Communications, Inc., 2.606%, due 09/14/18 (1)	2,052,682
	1,526,000	Verizon Communications, Inc., 3%, due 11/01/21	1,573,393
	1,439,000	Verizon Communications, Inc., 4.272%, due 01/15/36	1,448,355
	600,000	Verizon Communications, Inc., 4.522%, due 09/15/48	599,165

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Telecommunications (Continued)
$	2,000,000	Verizon Communications, Inc., 4.862%, due 08/21/46	$2,134,370
	125,000	Verizon Communications, Inc., 6.25%, due 04/01/37	157,453

		Total Telecommunications	17,169,009

		Transportation (0.0%)
	650,000	Burlington Northern Santa Fe LLC, 4.15%, due 04/01/45	689,037

		Total Corporate Bonds (Cost: $436,713,977)	451,108,519

		Municipal Bonds (0.6%)
	1,500,000	City of New York, General Obligation Unlimited, 5.047%, due 10/01/24	1,753,575
	1,250,000	City of New York, General Obligation Unlimited, 5.517%, due 10/01/37	1,601,525
	700,000	Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York, 4.93%, due 04/01/20	747,712
	3,000,000	New York City Transitional Finance Authority, Future Tax Secured Revenue Bond, 5.572%, due 11/01/38	3,843,900
	2,000,000	New York City Water & Sewer System, Revenue Bond, 5.882%, due 06/15/44	2,772,440
	730,000	New York State, Build America Bonds, General Obligation Unlimited, 5.817%, due 10/01/31	830,908

		Total Municipal Bonds (Cost: $10,838,549)	11,550,060

		Foreign Government Bonds (Cost: $198,163) (0.0%)
	200,000	Province of Manitoba (Canada), 4.9%, due 12/06/16	200,810

		Asset-Backed Securities (7.4%)
	1,813,067	321 Henderson Receivables I LLC (13-3A-A), (144A), 4.08%, due 01/17/73 (2)	1,872,924
	2,133,551	321 Henderson Receivables I LLC (14-2A-A), (144A), 3.61%, due 01/17/73 (2)	2,128,654
	2,800,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.634%, due 12/27/44 (1)(2)	2,698,686
	2,925,000	BA Credit Card Trust (14-A3-A), 0.825%, due 01/15/20 (1)	2,929,199
	1,900,000	BA Credit Card Trust (15-A1-A), 0.865%, due 06/15/20 (1)	1,902,582
	1,000,000	Babson CLO, Ltd. (14-IIA-A), (144A), 2.27%, due 10/17/26 (1)(2)	996,868
	1,000,000	Babson CLO, Ltd. (15-IA-A), (144A), 2.311%, due 04/20/27 (1)(2)	1,000,125
	1,600,000	Ballyrock CLO, Ltd. (14-1A-A1), (144A), 2.361%, due 10/20/26 (1)(2)	1,602,394
	1,665,137	Bayview Commercial Asset Trust (06-4A-A1), (144A), 0.764%, due 12/25/36 (1)(2)	1,428,031
	1,357,226	Brazos Education Loan Authority, Inc. (12-1-A1), 1.234%, due 12/26/35 (1)	1,331,750
	646,320	Brazos Higher Education Authority, Inc. (06-2-A9), 0.866%, due 12/26/24 (1)	618,104
	675,000	Brazos Higher Education Authority, Inc. (10-1-A2), 2.025%, due 02/25/35 (1)	667,974
	1,695,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.875%, due 11/25/33 (1)	1,667,162
	4,160,000	Chase Issuance Trust (15-A6-A6), 0.785%, due 05/15/19 (1)	4,162,680
	4,915,000	Citibank Credit Card Issuance Trust (08-A2-A2), 1.674%, due 01/23/20 (1)	4,978,622
	3,960,000	Dryden Senior Loan Fund (15-37A-A), (144A), 2.38%, due 04/15/27 (1)(2)	3,965,136
	2,319,188	Educational Funding of the South, Inc. (11-1-A2), 1.532%, due 04/25/35 (1)	2,286,582
	1,105,377	Educational Services of America, Inc. (12-2-A), (144A), 1.264%, due 04/25/39 (1)(2)	1,061,432
	2,907,079	GCO Education Loan Funding Master Trust (06-2AR-A1RN), (144A), 1.184%, due 08/27/46 (1)(2)	2,632,186
	2,390,875	Global SC Finance SRL (14-1A-A2), (144A), 3.09%, due 07/17/29 (2)	2,288,717
	2,695,551	Higher Education Funding I (14-1-A), (144A), 1.875%, due 05/25/34 (1)(2)	2,598,215
	2,862,945	Honda Auto Receivables Owner Trust (15-4-A2), 0.82%, due 07/23/18	2,861,152
	4,800,000	Honda Auto Receivables Owner Trust (16-4-A2), 1.04%, due 04/18/19	4,797,528

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2016

Principal Amount		Fixed Income Securities	Value
		Asset-Backed Securities (Continued)
$	3,400,000	Magnetite XI, Ltd. (14-11A-A1), (144A), 2.129%, due 01/18/27 (1)(2)	$3,400,375
	3,260,000	Magnetite XII, Ltd. (15-12A-A), (144A), 2.38%, due 04/15/27 (1)(2)	3,262,277
	2,400,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.576%, due 07/20/43 (1)	2,314,841
	4,796,464	Navient Student Loan Trust (14-2-A), 1.174%, due 03/25/83 (1)	4,646,754
	4,828,001	Navient Student Loan Trust (14-3-A), 1.154%, due 03/25/83 (1)	4,676,165
	2,351,733	Navient Student Loan Trust (14-4-A), 1.154%, due 03/25/83 (1)	2,277,714
	5,004,402	Navient Student Loan Trust (16-1A-A), (144A), 1.234%, due 02/25/70 (1)(2)	4,876,548
	3,578,810	Nelnet Student Loan Trust (11-1A-A), (144A), 1.384%, due 02/25/48 (1)(2)	3,580,824
	2,965,000	Nelnet Student Loan Trust (14-4A-A2), (144A), 1.484%, due 11/25/48 (1)(2)	2,745,675
	6,733,117	Nelnet Student Loan Trust (15-2A-A2), (144A), 1.134%, due 09/25/47 (1)(2)	6,618,612
	2,815,532	Nissan Auto Receivables Owner Trust (15-C-A2A), 0.87%, due 11/15/18	2,813,985
	2,763,180	PHEAA Student Loan Trust (15-1A-A), (144A), 1.125%, due 10/25/41 (1)(2)	2,657,822
	2,081,074	SLC Student Loan Trust (05-3-B), 1.1%, due 06/15/40 (1)	1,748,329
	58,530	SLM Student Loan Trust (04-10-A5B), (144A), 1.282%, due 04/25/23 (1)(2)	58,525
	1,001,451	SLM Student Loan Trust (05-6-B), 1.172%, due 01/25/44 (1)	884,724
	1,024,670	SLM Student Loan Trust (06-10-B), 0.934%, due 03/25/44 (1)	845,145
	3,400,000	SLM Student Loan Trust (06-2-A6), 1.052%, due 01/25/41 (1)	3,142,462
	3,400,000	SLM Student Loan Trust (06-8-A6), 1.042%, due 01/25/41 (1)	3,030,010
	1,033,750	SLM Student Loan Trust (07-1-B), 1.102%, due 01/27/42 (1)	863,093
	549,851	SLM Student Loan Trust (07-6-B), 1.732%, due 04/27/43 (1)	480,253
	710,000	SLM Student Loan Trust (08-2-B), 2.082%, due 01/25/83 (1)	618,705
	710,000	SLM Student Loan Trust (08-3-B), 2.082%, due 04/26/83 (1)	629,767
	7,938,057	SLM Student Loan Trust (08-4-A4), 2.532%, due 07/25/22 (1)	7,993,457
	710,000	SLM Student Loan Trust (08-4-B), 2.732%, due 04/25/29 (1)	657,173
	710,000	SLM Student Loan Trust (08-5-B), 2.732%, due 07/25/29 (1)	662,307
	3,641,427	SLM Student Loan Trust (08-6-A3), 1.632%, due 01/25/19 (1)	3,646,089
	710,000	SLM Student Loan Trust (08-6-B), 2.732%, due 07/26/83 (1)	653,632
	710,000	SLM Student Loan Trust (08-7-B), 2.732%, due 07/26/83 (1)	652,619
	710,000	SLM Student Loan Trust (08-8-B), 3.132%, due 10/25/29 (1)	681,901
	4,895,243	SLM Student Loan Trust (08-9-A), 2.382%, due 04/25/23 (1)	4,905,722
	710,000	SLM Student Loan Trust (08-9-B), 3.132%, due 10/25/83 (1)	686,532
	4,445,757	SLM Student Loan Trust (09-3-A), (144A), 1.284%, due 01/25/45 (1)(2)	4,265,531
	2,000,000	SLM Student Loan Trust (11-2-A2), 1.734%, due 10/25/34 (1)	1,984,398
	2,600,000	SLM Student Loan Trust (12-7-A3), 1.184%, due 05/26/26 (1)	2,486,953
	1,862,203	SLM Student Loan Trust (13-4-A), 1.084%, due 06/25/27 (1)	1,798,112
	1,269,011	Toyota Auto Receivables Owner Trust (15-A-A3), 1.12%, due 02/15/19	1,269,814

		Total Asset-Backed Securities (Cost: $142,468,393)	140,993,548

		Commercial Mortgage-Backed Securities — Agency (4.6%)
	3,380,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K151-A3), 3.511%, due 04/25/30	3,633,350
	1,495,876	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KF02-A3), 1.155%, due 07/25/20 (1)	1,502,166
	8,230,657	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KJ05-A1), 1.418%, due 05/25/21	8,228,251
	1,163,217	Federal National Mortgage Association, Pool #464959, 4.12%, due 04/01/20	1,254,273
	3,045,000	Federal National Mortgage Association, Pool #467944, 4.25%, due 04/01/21	3,358,581

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Commercial Mortgage-Backed Securities — Agency (Continued)
$	1,775,632	Federal National Mortgage Association, Pool #468048, 4.41%, due 05/01/21	$1,963,470
	2,305,000	Federal National Mortgage Association, Pool #AE0134, 4.4%, due 02/01/20	2,499,298
	3,416,076	Federal National Mortgage Association, Pool #AE0918, 3.666%, due 10/01/20	3,657,400
	1,874,134	Federal National Mortgage Association, Pool #Al0151, 4.382%, due 04/01/21	2,057,997
	5,483,614	Federal National Mortgage Association, Pool #AL6829, 2.965%, due 05/01/27	5,712,401
	2,305,000	Federal National Mortgage Association, Pool #AM1551, 2.44%, due 12/01/23	2,370,177
	3,560,300	Federal National Mortgage Association, Pool #AM3058, 3.41%, due 04/01/28	3,830,389
	3,300,000	Federal National Mortgage Association, Pool #AM4125, 3.74%, due 08/01/23	3,631,265
	3,555,816	Federal National Mortgage Association, Pool #AM4198, 3.55%, due 03/01/24	3,857,771
	3,175,000	Federal National Mortgage Association, Pool #AM7516, 3.55%, due 02/01/30	3,409,232
	3,580,000	Federal National Mortgage Association, Pool #AM9343, 3.38%, due 09/01/30	3,851,262
	2,177,124	Federal National Mortgage Association, Pool #FN0000, 3.585%, due 09/01/20	2,323,198
	3,109,073	Federal National Mortgage Association, Pool #FN0001, 3.762%, due 12/01/20	3,338,070
	2,272,669	Federal National Mortgage Association, Pool #FN0003, 4.284%, due 01/01/21	2,478,230
	3,080,100	Federal National Mortgage Association, Pool#AM9536, 3.34%, due 08/01/30	3,262,280
	3,265,000	Federal National Mortgage Association, Pool#AM9793, 3.12%, due 10/01/27	3,436,480
	2,386,711	Federal National Mortgage Association, Pool#AN0245, 3.42%, due 11/01/35	2,502,091
	3,270,000	Federal National Mortgage Association, Pool#AN0564, 3.2%, due 03/01/31	3,409,303
	2,385,000	Federal National Mortgage Association, Pool#AN1032, 2.86%, due 03/01/26	2,478,677
	3,512,000	Federal National Mortgage Association, Pool#AN1282, 3.01%, due 04/01/28	3,691,911
	3,143,276	Federal National Mortgage Association (14-M12 FA), 0.814%, due 10/25/21 (ACES) (1)	3,132,290
	2,372,287	NCUA Guaranteed Notes (11-C1-1A), 0.866%, due 02/28/20 (1)	2,366,064
	1,224,773	NCUA Guaranteed Notes (11-C1-2A), 1.049%, due 03/09/21 (1)	1,224,236

		Total Commercial Mortgage-Backed Securities — Agency (Cost: $88,162,024)	88,460,113

		Commercial Mortgage-Backed Securities — Non-Agency (2.3%)
	3,728,000	Citigroup Commercial Mortgage Trust (07-C6-A4), 5.711%, due 12/10/49 (1)	3,778,653
	1,515,000	COMM Mortgage Trust (13-300P-A1), (144A), 4.353%, due 08/10/30 (2)	1,694,565
	400,000	COMM Mortgage Trust (14-277P-A), (144A), 3.611%, due 08/10/49 (1)(2)	429,570
	1,635,000	COMM Mortgage Trust (16-787S-A), (144A), 3.545%, due 02/10/36 (2)	1,740,416
	4,580,287	Commercial Mortgage Asset Trust (99-C2-G), 6%, due 11/17/32	4,744,315
	1,899,648	GE Capital Commercial Mortgage Corp. (07-C1-A4), 5.543%, due 12/10/49	1,911,287
	4,569,606	JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-A3), (144A), 4.388%, due 02/15/46 (2)	4,727,170
	1,635,000	Liberty Street Trust (16-225L-A), (144A), 3.597%, due 02/10/36 (2)	1,747,380
	1,505,000	OBP Depositor LLC Trust (10-OBP-A), (144A), 4.646%, due 07/15/45 (2)	1,639,594
	1,555,000	RBS Commercial Funding, Inc. (13-GSP-A), (144A), 3.834%, due 01/13/32 (1)(2)	1,685,612
	1,710,000	SFAVE Commercial Mortgage Securities Trust (15-5AVE-A1), (144A), 3.872%, due 01/05/43 (1)(2)	1,738,499
	1,250,000	VNDO Mortgage Trust (12-6AVE-A), (144A), 2.996%, due 11/15/30 (2)	1,300,011
	9,895,000	Wachovia Bank Commercial Mortgage Trust (07-C32-A3), 5.703%, due 06/15/49 (1)	10,021,692
	2,679,878	Wachovia Bank Commercial Mortgage Trust (07-C33-A4), 5.959%, due 02/15/51 (1)	2,703,836
	3,177,193	WF-RBS Commercial Mortgage Trust (11-C4-A3), (144A), 4.394%, due 06/15/44 (2)	3,318,134
	668,016	WTC Depositor LLC Trust (12-7WTC-A), (144A), 4.082%, due 03/13/31 (2)	677,646

		Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $44,366,189)	43,858,380

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2016

Principal Amount		Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (24.6%)
$	222,993	Federal Home Loan Mortgage Corp. (2439-KZ), 6.5%, due 04/15/32	$252,517
	532,534	Federal Home Loan Mortgage Corp. (2575-FD), 0.985%, due 02/15/33 (PAC) (1)	534,654
	312,393	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	332,359
	6,543,758	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42	6,700,193
	112,017	Federal Home Loan Mortgage Corp. (3315-S), 5.875%, due 05/15/37 (I/O) (I/F) (1)	17,430
	735,923	Federal Home Loan Mortgage Corp. (3339-JS), 39.36%, due 07/15/37 (I/F) (1)	1,522,940
	628,316	Federal Home Loan Mortgage Corp. (3351-ZC), 5.5%, due 07/15/37	714,818
	930,815	Federal Home Loan Mortgage Corp. (3380-SM), 5.875%, due 10/15/37 (I/O) (I/F) (1)	163,823
	609,471	Federal Home Loan Mortgage Corp. (3382-FL), 1.235%, due 11/15/37 (1)	612,954
	3,086,163	Federal Home Loan Mortgage Corp. (3439-SC), 5.365%, due 04/15/38 (I/O) (I/F) (1)	529,821
	1,351,842	Federal Home Loan Mortgage Corp. (3578-DI), 6.115%, due 04/15/36 (I/O) (I/F) (1)	249,442
	4,137,625	Federal Home Loan Mortgage Corp. (4139-PA), 2.5%, due 11/15/41 (PAC)	4,230,538
	3,147,452	Federal Home Loan Mortgage Corp., Pool #A97179, 4.5%, due 03/01/41	3,529,059
	11,183	Federal Home Loan Mortgage Corp., Pool #B15026, 5%, due 06/01/19	11,517
	7,330	Federal Home Loan Mortgage Corp., Pool #B15591, 5%, due 07/01/19	7,579
	19,121	Federal Home Loan Mortgage Corp., Pool #C90526, 5.5%, due 02/01/22	21,483
	3,467,851	Federal Home Loan Mortgage Corp., Pool #G06360, 4%, due 03/01/41	3,808,813
	2,715,241	Federal Home Loan Mortgage Corp., Pool #G06498, 4%, due 04/01/41	2,973,402
	1,870,864	Federal Home Loan Mortgage Corp., Pool #G06499, 4%, due 03/01/41	2,042,603
	856,665	Federal Home Loan Mortgage Corp., Pool #G06620, 4.5%, due 07/01/41	942,699
	2,057,490	Federal Home Loan Mortgage Corp., Pool #G07849, 3.5%, due 05/01/44	2,183,643
	13,256,459	Federal Home Loan Mortgage Corp., Pool #G07924, 3.5%, due 01/01/45	14,053,837
	8,258,498	Federal Home Loan Mortgage Corp., Pool #G08676, 3.5%, due 11/01/45	8,668,104
	6,405,137	Federal Home Loan Mortgage Corp., Pool #G08677, 4%, due 11/01/45	6,851,489
	9,907,567	Federal Home Loan Mortgage Corp., Pool #G08698, 3.5%, due 03/01/46	10,402,976
	14,115,417	Federal Home Loan Mortgage Corp., Pool #G08702, 3.5%, due 04/01/46	14,818,967
	5,025,557	Federal Home Loan Mortgage Corp., Pool #G08703, 4%, due 04/01/46	5,386,144
	3,990,275	Federal Home Loan Mortgage Corp., Pool #G08706, 3.5%, due 05/01/46	4,192,034
	5,809,096	Federal Home Loan Mortgage Corp., Pool #G08710, 3%, due 06/01/46	5,984,183
	12,457,892	Federal Home Loan Mortgage Corp., Pool #G08711, 3.5%, due 06/01/46	13,090,924
	10,742,710	Federal Home Loan Mortgage Corp., Pool #G08715, 3%, due 08/01/46	11,066,679
	15,115,157	Federal Home Loan Mortgage Corp., Pool #G08716, 3.5%, due 08/01/46	15,869,144
	8,665,993	Federal Home Loan Mortgage Corp., Pool #G08721, 3%, due 09/01/46	8,927,017
	5,093,089	Federal Home Loan Mortgage Corp., Pool #G08722, 3.5%, due 09/01/46	5,353,539
	8,285,266	Federal Home Loan Mortgage Corp., Pool #G08726, 3%, due 10/01/46	8,536,414
	7,955,000	Federal Home Loan Mortgage Corp., Pool #G08732, 3%, due 10/01/46	8,194,583
	3,032,390	Federal Home Loan Mortgage Corp., Pool #G18592, 3%, due 03/01/31	3,178,087
	14,113,355	Federal Home Loan Mortgage Corp., Pool #G60080, 3.5%, due 06/01/45	14,980,003
	4,977,865	Federal Home Loan Mortgage Corp., Pool #G60238, 3.5%, due 10/01/45	5,283,537
	1,932,900	Federal Home Loan Mortgage Corp., Pool #G60344, 4%, due 12/01/45	2,102,651
	3,032,149	Federal Home Loan Mortgage Corp., Pool #Q05261, 3.5%, due 12/01/41	3,228,291
	4,910,180	Federal Home Loan Mortgage Corp., Pool #Q20178, 3.5%, due 07/01/43	5,247,593
	231,163	Federal National Mortgage Association (01-14-SH), 10.797%, due 03/25/30 (I/F) (1)	379,879
	300,248	Federal National Mortgage Association (01-34-FV), 1.034%, due 08/25/31 (1)	301,647
	2,000,000	Federal National Mortgage Association (04-W10-A6), 5.75%, due 08/25/34 (PAC)	2,298,712

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	1,195,927	Federal National Mortgage Association (07-89-GF), 1.054%, due 09/25/37 (1)	$1,203,305
	236,059	Federal National Mortgage Association (08-30-SA), 6.316%, due 04/25/38 (I/O) (I/F) (1)	45,871
	279,426	Federal National Mortgage Association (08-62-SN), 5.666%, due 07/25/38 (I/O) (I/F) (1)	53,972
	2,787,775	Federal National Mortgage Association (09-64-TB), 4%, due 08/25/29	2,977,899
	151,941	Federal National Mortgage Association (09-68-SA), 6.216%, due 09/25/39 (I/O) (I/F) (1)	27,907
	2,279,947	Federal National Mortgage Association (10-26-AS), 5.796%, due 03/25/40 (I/O) (I/F) (1)	405,901
	4,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	4,356,930
	21,796	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	24,283
	19,786	Federal National Mortgage Association, Pool #596686, 6.5%, due 11/01/31	22,441
	28,525	Federal National Mortgage Association, Pool #679263, 4.5%, due 11/01/24	31,156
	41,569	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	43,040
	71,583	Federal National Mortgage Association, Pool #727575, 5%, due 06/01/33	77,149
	104,146	Federal National Mortgage Association, Pool #748751, 5.5%, due 10/01/33	113,726
	17,509	Federal National Mortgage Association, Pool #782593, 4.5%, due 06/01/34	19,227
	1,560,221	Federal National Mortgage Association, Pool #AB2127, 3.5%, due 01/01/26	1,652,780
	1,576,386	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41	1,676,634
	2,728,305	Federal National Mortgage Association, Pool #AB3685, 4%, due 10/01/41	2,977,857
	2,285,347	Federal National Mortgage Association, Pool #AB3864, 3.5%, due 11/01/41	2,438,458
	4,731,524	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41	5,061,164
	3,513,590	Federal National Mortgage Association, Pool #AC1604, 4%, due 08/01/39	3,863,713
	954,492	Federal National Mortgage Association, Pool #AL0209, 4.5%, due 05/01/41	1,070,560
	1,205,686	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	1,384,423
	9,644,618	Federal National Mortgage Association, Pool #AL9105, 4.5%, due 10/01/46	10,545,425
	6,778,144	Federal National Mortgage Association, Pool #AL9106, 4.5%, due 02/01/46	7,440,754
	7,259,255	Federal National Mortgage Association, Pool #AL9107, 4.5%, due 03/01/46	7,942,796
	1,269,095	Federal National Mortgage Association, Pool #AL9108, 4.5%, due 12/01/34	1,398,037
	1,481,794	Federal National Mortgage Association, Pool #BC1158, 3.5%, due 02/01/46	1,555,738
	4,371,511	Federal National Mortgage Association, Pool #MA1561, 3%, due 09/01/33	4,554,568
	7,332,832	Federal National Mortgage Association, Pool #MA1584, 3.5%, due 09/01/33	7,785,405
	9,214,156	Federal National Mortgage Association, Pool #MA2776, 2.5%, due 10/01/26 (4)(5)	9,493,455
	30,875,000	Federal National Mortgage Association TBA, 2.5% (4)	31,772,306
	8,110,000	Federal National Mortgage Association TBA, 3% (4)	8,488,889
	30,615,000	Federal National Mortgage Association TBA, 3% (4)	31,521,491
	22,180,000	Federal National Mortgage Association TBA, 4% (4)	23,753,394
	651,697	Government National Mortgage Association (04-30-UC), 5.5%, due 02/20/34 (PAC)	677,652
	564,256	Government National Mortgage Association (08-27-SI), 5.944%, due 03/20/38 (I/O) (I/F) (1)	104,408
	2,205,476	Government National Mortgage Association (08-81-S), 5.674%, due 09/20/38 (I/O) (I/F) (1)	403,032
	916,584	Government National Mortgage Association (09-66-UF), 1.535%, due 08/16/39 (1)	928,566
	3,468,899	Government National Mortgage Association (10-1-S), 5.224%, due 01/20/40 (I/O) (I/F) (1)	553,029

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2016

Principal Amount		Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	79,429	Government National Mortgage Association, Pool #608259, 4.5%, due 08/15/33	$87,820
	216,775	Government National Mortgage Association, Pool #782114, 5%, due 09/15/36	243,198
	5,956,058	Government National Mortgage Association II, Pool #MA3521, 3.5%, due 03/20/46	6,312,025
	5,585,081	Government National Mortgage Association II, Pool #MA3597, 3.5%, due 04/20/46	5,919,313
	7,725,420	Government National Mortgage Association II, Pool #MA3663, 3.5%, due 05/20/46	8,191,078
	6,437,195	Government National Mortgage Association II, Pool #MA3736, 3.5%, due 06/20/46	6,826,669
	10,402,264	Government National Mortgage Association II, Pool #MA3873, 3%, due 08/20/46	10,845,812
	17,057,616	Government National Mortgage Association II, Pool #MA3936, 3%, due 09/20/46	17,787,896
	17,780,000	Government National Mortgage Association II TBA, 3% (4)	18,523,149
	1,658,993	NCUA Guaranteed Notes (10-R1-1A), 0.969%, due 10/07/20 (1)	1,662,472
	866,775	NCUA Guaranteed Notes (10-R2-1A), 0.898%, due 11/06/17 (1)	866,997
	853,622	NCUA Guaranteed Notes (10-R3-1A), 1.079%, due 12/08/20 (1)	855,171
	762,329	NCUA Guaranteed Notes (10-R3-2A), 1.087%, due 12/08/20 (1)	766,303
	960,071	NCUA Guaranteed Notes (11-R1-1A), 0.976%, due 01/08/20 (1)	961,675
	958,627	NCUA Guaranteed Notes (11-R2-1A), 0.927%, due 02/06/20 (1)	957,916

		Total Residential Mortgage-Backed Securities — Agency (Cost: $463,401,395)	469,033,556

		Residential Mortgage-Backed Securities — Non-Agency (6.0%)
	9,146,431	Aegis Asset Backed Securities Trust (05-5-2A), 0.784%, due 12/25/35 (1)	9,016,331
	804,760	Asset-Backed Securities Corp. Home Equity (05-HE6-M2), 1.299%, due 07/25/35 (1)	807,453
	5,497,693	Banc of America Funding Trust (15-R2-9A1), (144A), 0.74%, due 03/27/36 (1)(2)	5,338,996
	3,224,467	Bear Stearns Asset-Backed Securities Trust (06-HE1-1M1), 0.944%, due 12/25/35 (1)	3,208,183
	282,523	Centex Home Equity (02-C-AF6), 4.5%, due 09/25/32 (1)	284,333
	699,702	Centex Home Equity (03-B-AF6), 3.173%, due 06/25/33 (1)	698,210
	6,961,217	Centex Home Equity (05-C-M1), 0.964%, due 06/25/35 (1)	6,907,113
	477,198	Citigroup Mortgage Loan Trust, Inc. (05-5-2A2), 5.75%, due 08/25/35 (6)	377,809
	1,260,092	Conseco Financial Corp. (98-6-A8), 6.66%, due 06/01/30	1,351,714
	16,604	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	16,974
	5,941,669	Credit Suisse Mortgage Capital Certificates (15-5R-1A1), (144A), 1.066%, due 09/27/46 (2)	5,807,234
	5,460,479	CSMC Trust (14-7R-8A1), (144A), 2.739%, due 07/27/37 (1)(2)	5,454,449
	488,121	GSAMP Trust (05-HE5-M1), 0.954%, due 11/25/35 (1)	485,047
	694,687	HSBC Home Equity Loan Trust USA (07-1-AM), 0.766%, due 03/20/36 (1)	694,948
	213,981	HSBC Home Equity Loan Trust USA (07-2-AM), 0.766%, due 07/20/36 (1)	212,018
	1,077,971	HSBC Home Equity Loan Trust USA (07-3-APT), 1.726%, due 11/20/36 (1)	1,078,456
	559,258	HSI Asset Securitization Corp. Trust (06-OPT1-2A3), 0.724%, due 12/25/35 (1)	556,493
	1,331,411	Indymac Index Mortgage Loan Trust (05-AR6-2A1), 0.774%, due 04/25/35 (1)	1,164,427
	2,603,301	JPMorgan Mortgage Acquisition Corp. (05-OPT1-M1), 0.984%, due 06/25/35 (1)	2,602,625
	5,198,596	Merrill Lynch Mortgage Investors Trust (05-2-2A), 2.71%, due 10/25/35 (1)	5,260,533
	1,638,305	Mid-State Trust (04-1-B), 8.9%, due 08/15/37	1,877,407

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	1,005,786	Morgan Stanley ABS Capital I, Inc. Trust (05-WMC6-M2), 1.284%, due 07/25/35 (1)	$1,021,395
	1,650,507	Morgan Stanley Capital, Inc. (04-WMC2-M1), 1.449%, due 07/25/34 (1)	1,593,036
	6,041,246	Morgan Stanley Home Equity Loan Trust (05-1-M3), 1.314%, due 12/25/34 (1)	5,964,968
	325,600	Morgan Stanley Mortgage Loan Trust (04-3-4A), 5.672%, due 04/25/34 (1)	342,822
	2,248,995	New Century Home Equity Loan Trust (05-1-A2C), 1.234%, due 03/25/35 (1)	2,258,704
	1,185,652	New Century Home Equity Loan Trust (05-2-M1), 1.179%, due 06/25/35 (1)	1,191,116
	79,343	New Century Home Equity Loan Trust (05-3-M1), 1.014%, due 07/25/35 (1)	79,506
	7,107,984	New Century Home Equity Loan Trust (05-3-M2), 1.024%, due 07/25/35 (1)	7,025,404
	9,610,503	New Century Home Equity Loan Trust (05-D-A1), 0.754%, due 02/25/36 (1)	9,269,919
	2,948,648	Nomura Resecuritization Trust (14-5R-3A1), (144A), 0.765%, due 05/26/37 (1)(2)	2,862,225
	4,233,113	Nomura Resecuritization Trust (15-1R-6A1), (144A), 1%, due 05/26/47 (1)(2)	4,179,400
	3,352,671	Nomura Resecuritization Trust (15-4R-3A1), (144A), 2.946%, due 02/26/36 (1)(2)(6)	3,404,736
	5,264,626	Nomura Resecuritization Trust (15-5R-2A1), (144A), 3.022%, due 03/26/35 (1)(2)	5,328,335
	907,322	Park Place Securities, Inc. (05-WCH1-M2), 1.314%, due 01/25/36 (1)	905,947
	2,075,980	Park Place Securities, Inc. (05-WHQ4-A2D), 0.904%, due 09/25/35 (1)	2,065,447
	1,648,996	RAMP Trust (06-RZ3-A2), 0.694%, due 08/25/36 (1)	1,649,637
	699,228	Structured Asset Securities Corp. (03-34A-5A4), 2.617%, due 11/25/33 (1)	705,730
	2,905,708	WaMu Mortgage Pass-Through Certificates (05-AR3-A2), 2.788%, due 03/25/35 (1)	2,929,371
	232,860	Wells Fargo Alternative Loan Trust (07-PA3-2A1), 6%, due 07/25/37 (6)	218,239
	8,215,342	Wells Fargo Home Equity Trust (04-2-A33), 1.534%, due 10/25/34 (1)	8,071,649

		Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $111,961,409)	114,268,339

		U.S. Government Agency Obligations (Cost: $8,305,024) (0.4%)
	8,320,000	Federal Home Loan Bank, 1.25%, due 06/28/30	8,327,351

		U.S. Treasury Securities (29.1%)
	67,085,000	U.S. Treasury Bond, 2.25%, due 08/15/46	62,394,350
	4,619,740	U.S. Treasury Inflation Indexed Bond, 0.625%, due 02/15/43 (7)	4,521,492
	11,705,717	U.S. Treasury Inflation Indexed Bond, 0.75%, due 02/15/45 (7)	11,769,820
	11,491,519	U.S. Treasury Inflation Indexed Bond, 1.375%, due 02/15/44 (7)	13,334,651
	26,395,704	U.S. Treasury Inflation Indexed Note, 0.375%, due 07/15/25 (7)	27,094,397
	34,000,000	U.S. Treasury Note, 0.612%, due 01/31/18 (1)	34,082,423
	73,698,000	U.S. Treasury Note, 0.75%, due 10/31/17	73,733,983
	42,320,000	U.S. Treasury Note, 0.75%, due 07/31/18	42,264,148
	43,660,000	U.S. Treasury Note, 1.125%, due 07/31/21	43,274,563
	34,060,000	U.S. Treasury Note, 1.125%, due 08/31/21	33,763,307
	28,415,000	U.S. Treasury Note, 1.125%, due 09/30/21	28,151,960
	120,065,000	U.S. Treasury Note, 1.125%, due 10/31/21	119,723,008
	14,035,000	U.S. Treasury Note, 1.5%, due 12/31/18	14,211,532
	47,335,000	U.S. Treasury Note, 1.5%, due 08/15/26	45,924,228

		Total U.S. Treasury Securities (Cost: $556,460,312)	554,243,862

		Total Fixed Income Securities (Cost: $1,862,875,435) (98.6%)	1,882,044,538

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2016

Number of Shares		Money Market Investments	Value
	20,053,000	JPMorgan Prime Money Market Fund — Institutional Class, 0.66% (8)	$20,053,000
	311,028	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (8)	311,028

		Total Money Market Investments (Cost: $20,364,028) (1.1%)	20,364,028

	Principal Amount	Short-Term Investments
		U.S. Treasury Securities (6.6%)
$	920,000	U.S. Treasury Bill, 0.16%, due 12/08/16 (9)(10)	919,845
	35,000,000	U.S. Treasury Bill, 0.26%, due 01/12/17 (9)	34,981,870
	15,000,000	U.S. Treasury Bill, 0.28%, due 01/19/17 (9)	14,990,775
	75,000,000	U.S. Treasury Bill, 0.32%, due 02/23/17 (9)	74,923,425

		Total U.S. Treasury Securities (Cost: $125,786,563) (6.6%)	125,815,915

		Total Short-Term Investments (Cost: $125,786,563) (6.6%)	125,815,915

		Total Investments (Cost: $2,009,026,026) (106.3%)	2,028,224,481
		Liabilities in Excess of Other Assets (-6.3%)	(119,734,979)

		Net Assets (100.0%)	$1,908,489,502

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
BUY
307	2-Year U.S. Treasury Note Futures	12/30/16	$66,969,172	$(71,691)
874	5-Year U.S. Treasury Note Futures	12/30/16	105,576,469	(712,933)

			$172,545,641	$(784,624)

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $176,714,032 or 9.3% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Restricted security (Note 10).
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(9)	Rate shown represents yield-to-maturity.
(10)	All or a portion of this security is held as collateral for open futures contracts.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Airlines	0.5%
Asset-Backed Securities	7.4
Auto Manufacturers	0.6
Banks	6.5
Beverages	0.4
Biotechnology	0.6
Chemicals	0.0	*
Commercial Mortgage-Backed Securities — Agency	4.6
Commercial Mortgage-Backed Securities — Non-Agency	2.3
Computers	0.2
Diversified Financial Services	0.9
Electric	2.6
Energy-Alternate Sources	0.1
Environmental Control	0.1
Food	0.6
Foreign Government Bonds	0.0	*
Gas	0.4
Healthcare-Products	0.0	*
Healthcare-Services	1.8
Insurance	1.0
Media	0.3
Mining	0.0	*
Miscellaneous Manufacturers	0.3
Municipal Bonds	0.6
Oil & Gas	0.1
Packaging & Containers	0.1
Pharmaceuticals	1.3
Pipelines	1.2
REIT	2.4
Real Estate	0.1
Residential Mortgage-Backed Securities — Agency	24.6
Residential Mortgage-Backed Securities — Non-Agency	6.0
Retail	0.4
Short Term Investments	6.6
Software	0.2
Telecommunications	0.9
Transportation	0.0
U.S. Government Agency Obligations	0.4
U.S. Treasury Securities	29.1
Money Market Investments	1.1

Total	106.3%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$449,928,496	$1,180,023	$451,108,519
Municipal Bonds	—	11,550,060	—	11,550,060
Foreign Government Bonds	—	200,810	—	200,810
Asset-Backed Securities	—	140,993,548	—	140,993,548
Commercial Mortgage-Backed Securities — Agency	—	88,460,113	—	88,460,113
Commercial Mortgage-Backed Securities — Non-Agency	—	43,858,380	—	43,858,380
Residential Mortgage-Backed Securities — Agency	—	469,033,556	—	469,033,556
Residential Mortgage-Backed Securities — Non-Agency	—	114,268,339	—	114,268,339
U.S. Government Agency Obligations	—	8,327,351	—	8,327,351
U.S. Treasury Securities	497,523,502	56,720,360	—	554,243,862

Total Fixed Income Securities	497,523,502	1,383,341,013	1,180,023	1,882,044,538

Money Market Investments	20,364,028	—	—	20,364,028
Short-Term Investments*	125,815,915	—	—	125,815,915

Total Investments	$643,703,445	$1,383,341,013	$1,180,023	$2,028,224,481

Liability Derivatives
Futures
Interest Rate Risk	$(784,624)	$—	$—	$(784,624)

Total	$(784,624)	$—	$—	$(784,624)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments	October 31, 2016

Principal Amount		Fixed Income Securities	Value
		Asset-Backed Securities (1.7% of Net Assets)
$	11,054	Educational Services of America, Inc. (12-2-A), (144A), 1.264%, due 04/25/39 (1)(2)	$10,614
	5,780	Nelnet Student Loan Trust (12-5A-A), (144A), 1.134%, due 10/27/36 (1)(2)	5,622
	4,939	Scholar Funding Trust (11-A-A), (144A), 1.79%, due 10/28/43 (1)(2)	4,766

		Total Asset-Backed Securities (Cost: $21,857)	21,002

		Commercial Mortgage-Backed Securities — Agency (2.0%)
	14,378	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KF05-A), 0.884%, due 09/25/21 (2)	14,362
	10,420	Federal National Mortgage Association (13-M4-ASQ2), 1.451%, due 02/25/18	10,439

		Total Commercial Mortgage-Backed Securities — Agency (Cost: $24,825)	24,801

		Commercial Mortgage-Backed Securities — Non-Agency (Cost: $3,197) (0.1%)
	1,705,385	LB-UBS Commercial Mortgage Trust (06-C6 XCL), (144A), 0.506%, due 09/15/39 (I/O) (1)(2)(3)	817

		Residential Mortgage-Backed Securities — Agency (Cost: $18,826) (1.6%)
	19,309	Federal National Mortgage Association (05-W3-2AF), 0.754%, due 03/25/45 (2)	18,805

		Residential Mortgage-Backed Securities — Non-Agency (22.1%)
	6,483	Bear Stearns Alt-A Trust (04-13-A1), 1.274%, due 11/25/34 (2)	6,363
	2,815	Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3), 0.934%, due 08/25/43 (2)	2,794
	10,529	Bombardier Capital Mortgage Securitization Corp. (01-A-A), 6.805%, due 12/15/30 (2)	10,756
	56,358	Centex Home Equity Loan Trust (05-A-AF5), 5.78%, due 01/25/35	58,527
	7,304	Conseco Financial Corp. (97-7-A9), 7.37%, due 07/15/28 (2)	7,440
	12,031	Credit-Based Asset Servicing and Securitization LLC (03-CB5-M1), 1.554%, due 11/25/33 (2)	11,566
	14,794	First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C), 1.534%, due 08/25/34 (2)	14,088
	5,366	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.984%, due 10/25/34 (2)	5,326
	39,598	JPMorgan Mortgage Trust (05-A6-7A1), 3.165%, due 08/25/35 (2)(4)	37,991
	30,114	MASTR Seasoned Securitization Trust (05-1-4A1), 2.856%, due 10/25/32 (2)	30,160
	30,216	Mid-State Trust (04-1-M1), 6.497%, due 08/15/37	32,264
	9,821	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 1.434%, due 07/25/34 (2)	9,524
	21,332	Origen Manufactured Housing (05-A-M1), 5.46%, due 06/15/36 (2)	22,435
	2,264	Residential Asset Mortgage Products, Inc. (03-RZ3-A6), 3.9%, due 03/25/33	2,275
	17,838	Residential Asset Mortgage Products, Inc. (04-SL3-A2), 6.5%, due 12/25/31	18,141

		Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $242,637)	269,650

		Corporate Bonds (18.2%)
		Airlines (Cost: $53,226) (4.7%)
	51,020	Continental Airlines, Inc. Pass-Through Certificates (00-1-A1), 8.048%, due 05/01/22 (EETC)	57,270

		Banks (6.7%)
	7,000	Citigroup, Inc., 1.375%, due 08/25/36 (2)	5,059
	75,000	Citigroup, Inc., 2.517%, due 05/15/18 (2)	76,323

		Total Banks (Cost: $80,635)	81,382

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Insurance (Cost: $67,941) (5.6%)
$	70,000	Nationwide Mutual Insurance Co., (144A), 3.14%, due 12/15/24 (1)(2)	$68,775

		REIT (Cost: $14,817) (1.2%)
	15,000	HCP, Inc., 3.15%, due 08/01/22	15,144

		Total Corporate Bonds (Cost: $216,619)	222,571

		Total Fixed Income Securities (Cost: $527,961) (45.7%)	557,646

	Number of Shares	Money Market Investments
	22,118	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (5)(6)	22,118

		Total Money Market Investments (Cost: $22,118) (1.8%)	22,118

	Principal Amount	Short-Term Investments
		U.S. Treasury Securities (47.9%)
$	135,000	U.S. Treasury Bill, 0.17%, due 12/15/16 (7)	134,971
	190,000	U.S. Treasury Bill, 0.26%, due 01/12/17 (7)	189,902
	50,000	U.S. Treasury Bill, 0.27%, due 01/05/17 (7)	49,976
	90,000	U.S. Treasury Bill, 0.28%, due 01/19/17 (7)	89,945
	10,000	U.S. Treasury Bill, 0.32%, due 02/23/17 (7)	9,990
	20,000	U.S. Treasury Bill, 0.43%, due 04/06/17 (7)	19,964
	50,000	U.S. Treasury Bill, 0.45%, due 04/13/17 (7)	49,900
	40,000	U.S. Treasury Bill, 0.46%, due 04/20/17 (7)	39,914

		Total U.S. Treasury Securities (Cost: $584,505)	584,562

		Total Short-Term Investments (Cost: $584,505) (47.9%)	584,562

		Total Investments (Cost: $1,134,584) (95.4%)	1,164,326
		Excess of Other Assets over Liabilities (4.6%)	56,266

		Net Assets (100.0%)	$1,220,592

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2016

Total Return Swaps (6)
Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Depreciation	Premium Paid	Value
OTC Swaps
$1,238,530	11/22/16	Credit Suisse First Boston Corp.	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index (8)	$ (17,747)	$—	$ (17,747)

Notes to the Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
OTC -	Over the Counter.
REIT -	Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $90,594 or 7.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(3)	Restricted security (Note 10).
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(6)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(7)	Rate shown represents yield-to-maturity.
(8)	Custom Index has exposure to the following commodities: HRW Wheat, Cotton, Lean Hogs, Soybean Meal, Nickel Primary, Soybean Oil, Zinc High Grade, RBOB Gasoline, SRW Wheat, Heating Oil, Silver, Coffee ‘C’ Arabica, Sugar #11, Live Cattle, Soybeans, Brent Crude Oil, Aluminum Primary, Corn, Copper High Grade, WTI Crude Oil, Natural Gas, and Gold.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Airlines	4.7%
Asset-Backed Securities	1.7
Banks	6.7
Commercial Mortgage-Backed Securities — Agency	2.0
Commercial Mortgage-Backed Securities — Non-Agency	0.1
Insurance	5.6
REIT	1.2
Residential Mortgage-Backed Securities — Agency	1.6
Residential Mortgage-Backed Securities — Non-Agency	22.1
Money Market Investments	1.8
U.S. Treasury Securities	47.9

Total	95.4%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$21,002	$—	$21,002
Commercial Mortgage-Backed Securities — Agency	—	24,801	—	24,801
Commercial Mortgage-Backed Securities — Non-Agency	—	—	817	817
Residential Mortgage-Backed Securities — Agency	—	18,805	—	18,805
Residential Mortgage-Backed Securities — Non-Agency	—	269,650	—	269,650
Corporate Bonds*	—	222,571	—	222,571

Total Fixed Income Securities	—	556,829	817	557,646

Money Market Investments	22,118	—	—	22,118
Short-Term Investments*	584,562	—	—	584,562

Total Investments	$606,680	$556,829	$817	$1,164,326

Liability Derivatives
Total Return Swaps
Commodity Risk	$—	$(17,747)	$—	$(17,747)

Total	$—	$(17,747)	$—	$(17,747)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments	October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Corporate Bonds (21.4% of Net Assets)
		Airlines (2.3%)
$	159,823	American Airlines, Inc. Pass-Through Trust, (13-2A), 4.95%, due 07/15/24 (EETC)	$173,807
	37,239	Continental Airlines, Inc. Pass-Through Trust, (01-1A-1), 6.703%, due 12/15/22 (EETC)	39,333
	77,478	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24 (EETC)	89,100
	16,123	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24 (EETC)	18,300
	46,427	US Airways Group, Inc. Pass-Through Certificates, (12-1A), 5.9%, due 04/01/26 (EETC)	53,449

		Total Airlines	373,989

		Auto Manufacturers (0.6%)
	100,000	Ford Motor Credit Co. LLC, 8%, due 12/15/16	100,839

		Banks (7.4%)
	45,000	Abbey National Treasury Services PLC (United Kingdom), (Reg. S), 1.75%, due 01/15/18 (1)	50,342
	250,000	Bank of America N.A., 6.1%, due 06/15/17	256,936
	200,000	BBVA Bancomer S.A. (Mexico), (144A), 6.75%, due 09/30/22 (2)	224,560
	300,000	Chase Capital VI, 1.381%, due 08/01/28 (3)	271,125
	70,000	Citigroup, Inc., 1.375%, due 08/25/36 (3)	50,594
	110,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	115,769
	40,000	HBOS PLC (United Kingdom), (144A), 6.75%, due 05/21/18 (2)	42,570
	100,000	Rabobank Nederland Utrecht (Netherlands), 3.375%, due 01/19/17	100,515
	85,000	Wells Fargo & Co., 3%, due 04/22/26	84,865

		Total Banks	1,197,276

		Beverages (0.3%)
	14,000	Anheuser-Busch InBev Finance, Inc., 3.65%, due 02/01/26	14,788
	24,000	Anheuser-Busch InBev Finance, Inc., 4.9%, due 02/01/46	27,602

		Total Beverages	42,390

		Biotechnology (0.5%)
	22,000	Amgen, Inc., (144A), 4.663%, due 06/15/51 (2)	22,768
	20,000	Celgene Corp., 3.875%, due 08/15/25	20,990
	40,000	Gilead Sciences, Inc., 2.95%, due 03/01/27	39,602

		Total Biotechnology	83,360

		Computers (0.2%)
	35,000	Apple, Inc., 4.65%, due 02/23/46	38,727

		Electric (1.8%)
	50,000	AEP Texas Central Co., (144A), 3.85%, due 10/01/25 (2)	53,749
	50,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25 (2)	53,178
	75,000	IPALCO Enterprises, Inc., 5%, due 05/01/18	78,528
	40,000	ITC Holdings Corp., 3.65%, due 06/15/24	42,045

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Electric (Continued)
$	60,000	NextEra Energy Capital Holdings, Inc., 1.586%, due 06/01/17	$60,173

		Total Electric	287,673

		Food (0.2%)
	35,000	Kraft Heinz Foods Co., 3.95%, due 07/15/25	37,486

		Insurance (0.8%)
	100,000	Farmers Exchange Capital II, (144A), 6.151%, due 11/01/53 (2)(3)	104,923
	26,000	Jackson National Life Global Funding, (144A), 3.05%, due 04/29/26 (2)	25,948

		Total Insurance	130,871

		Media (0.5%)
	20,000	21st Century Fox America, Inc., 4.95%, due 10/15/45	22,062
	22,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, due 09/01/23	23,238
	30,000	Charter Communications Operating LLC / Charter Communications Operating Capital, (144A), 6.484%, due 10/23/45 (2)	35,347

		Total Media	80,647

		Miscellaneous Manufacturers (1.1%)
	200,000	General Electric Capital Corp., 1.297%, due 08/15/36 (3)	174,763

		Oil & Gas (0.1%)
	9,000	Devon Energy Corp., 5.85%, due 12/15/25	10,335

		Pharmaceuticals (1.0%)
	50,000	AbbVie, Inc., 4.5%, due 05/14/35	51,160
	20,000	Actavis Funding SCS (Luxembourg), 3.8%, due 03/15/25	20,792
	20,000	Actavis Funding SCS (Luxembourg), 4.75%, due 03/15/45	21,061
	25,000	AstraZeneca PLC (United Kingdom), 3.375%, due 11/16/25	26,081
	20,000	Baxalta, Inc., 2.875%, due 06/23/20	20,428
	20,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23 (2)	15,900
	6,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25 (2)	4,770

		Total Pharmaceuticals	160,192

		Pipelines (0.5%)
	40,000	Boardwalk Pipelines LP, 5.875%, due 11/15/16	40,061
	50,000	Energy Transfer Partners LP, 5.15%, due 03/15/45	46,750

		Total Pipelines	86,811

		REIT (2.5%)
	50,000	HCP, Inc., 3.15%, due 08/01/22	50,480
	50,000	Highwoods Realty LP, 5.85%, due 03/15/17	50,790
	100,000	SL Green Realty Corp., 5%, due 08/15/18	104,584
	200,000	WEA Finance LLC / Westfield UK & Europe Finance PLC, (144A), 1.75%, due 09/15/17 (2)	200,592

		Total REIT	406,446

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Retail (0.4%)
$	60,000	Walgreens Boots Alliance, Inc., 3.45%, due 06/01/26	$61,280

		Software (0.3%)
	25,000	Microsoft Corp., 2.4%, due 08/08/26	24,556
	25,000	Microsoft Corp., 4.45%, due 11/03/45	27,503

		Total Software	52,059

		Telecommunications (0.9%)
	45,000	AT&T, Inc., 1.768%, due 06/30/20 (3)	45,222
	25,000	AT&T, Inc., 4.125%, due 02/17/26	26,223
	75,000	Verizon Communications, Inc., 4.862%, due 08/21/46	80,039

		Total Telecommunications	151,484

		Total Corporate Bonds (Cost: $3,217,638)	3,476,628

		Foreign Government Bonds (37.9%)
AUD	186,000	Australia Government Bond, (Reg. S), 2.75%, due 04/21/24 (1)	147,053
EUR	360,000	Bundesrepublik Deutschland (Germany), (Reg. S), 2.25%, due 09/04/21 (1)	446,509
EUR	38,000	Bundesrepublik Deutschland (Germany), (Reg. S), 0.01%, due 08/15/26 (1)	41,003
CAD	430,000	Canada Housing Trust No. 1, (144A), 3.35%, due 12/15/20 (2)	351,235
DKK	900,000	Denmark Government Bond, 1.75%, due 11/15/25	150,342
EUR	65,000	France Government Bond OAT, (Reg. S), 3.25%, due 10/25/21 (1)	83,773
EUR	278,000	France Government Bond OAT, (Reg. S), 2.5%, due 05/25/30 (1)	376,700
EUR	55,000	Ireland Government Bond, (Reg. S), 3.4%, due 03/18/24 (1)	73,965
ILS	280,000	Israel Government Bond, 5.5%, due 01/31/22	89,519
EUR	482,000	Italy Buoni Poliennali Del Tesoro, 4.5%, due 03/01/24	649,576
JPY	95,800,000	Japan Government Ten-Year Bond, 1%, due 09/20/21	964,609
JPY	45,000,000	Japan Government Thirty-Year Bond, 2%, due 03/20/42	586,077
KRW	144,000,000	Korea Treasury Bond, 1.875%, due 06/10/26	127,092
MYR	525,000	Malaysia Government Bond, 3.955%, due 09/15/25	127,092
NOK	1,350,000	Norway Government Bond, (Reg. S), 3.75%, due 05/25/21 (1)	183,828
PLN	265,000	Poland Government Bond, 3.25%, due 07/25/25	68,518
$	250,000	Romanian Government International Bond, (Reg. S), 4.875%, due 01/22/24 (1)	280,836
EUR	515,000	Spain Government Bond, (Reg. S), 2.75%, due 10/31/24 (1)	645,612
SEK	500,000	Sweden Government Bond, 3.5%, due 06/01/22	67,472
GBP	500,000	United Kingdom Gilt, (Reg. S), 2.75%, due 09/07/24 (1)	690,443

		Total Foreign Government Bonds (Cost: $6,693,820)	6,151,254

		Asset-Backed Securities (4.7%)
	40,000	Dryden Senior Loan Fund, (144A), 2.38%, due 04/15/27 (2)(3)	40,052
	36,444	Educational Funding of the South, Inc. (11-1-A2), 1.532%, due 04/25/35 (3)	35,932
	20,000	Magnetite XI, Ltd. (14-11A-A1), (144A), 2.129%, due 01/18/27 (2)(3)	20,002
	40,000	Magnetite XII, Ltd. (15-12A-A), (144A), 2.38%, due 04/15/27 (2)(3)	40,028
	80,000	Navient Student Loan Trust (14-8-A3), 1.134%, due 05/27/31 (3)	77,089
	50,000	Navient Student Loan Trust (16-2-A3), (144A), 2.034%, due 06/25/65 (2)(3)	51,538
	115,000	Nelnet Education Loan Corp. (04-1A-B1), (144A), 1.5%, due 02/25/36 (2)(3)	99,063
	71,657	SLC Student Loan Trust (08-1-A4A), 2.45%, due 12/15/32 (3)	72,817

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Asset-Backed Securities (Continued)
$	50,000	SLM Student Loan Trust (07-3-A4), 0.942%, due 01/25/22 (3)	$46,988
	73,719	SLM Student Loan Trust (07-6-A4), 1.262%, due 10/25/24 (3)	72,470
	16,251	SLM Student Loan Trust (08-9-A), 2.382%, due 04/25/23 (3)	16,286
	50,000	SLM Student Loan Trust (11-2-A2), 1.734%, due 10/25/34 (3)	49,610
	59,052	Spirit Master Funding LLC (14-1A-A1), (144A), 5.05%, due 07/20/40 (2)	60,505
	50,000	Student Loan Consolidation Center (02-2-B2), (144A), 0%, due 07/01/42 (2)(3)	38,786
	40,000	Voya CLO, Ltd. (14-4A-A1), (144A), 2.381%, due 10/14/26 (2)(3)	40,011

		Total Asset-Backed Securities (Cost: $743,601)	761,177

		Commercial Mortgage-Backed Securities — Agency (1.6%)
	344,008	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(KSCT-AX), 1.232%, due 01/25/20 (3) (I/O)	10,239
	71,791	Federal National Mortgage Association, Pool #467731, 4.62%, due 04/01/21	79,954
	27,500	Federal National Mortgage Association, Pool #460605, 6.09%, due 01/01/17	27,591
	120,156	Federal National Mortgage Association (12-M10-AFL), 0.984%, due 09/25/22 (3)	119,674
	25,096	Federal National Mortgage Association (14-M12-FA), 0.814%, due 10/25/21 (3)	25,008

		Total Commercial Mortgage-Backed Securities — Agency (Cost: $292,422)	262,466

		Commercial Mortgage-Backed Securities — Non-Agency (0.3%)
	1,834,784	Bank of America-First Union NB Commercial Mortgage (01-3-XC), (144A), 1.189%, due 04/11/37 (I/O) (2)(3)(4)	284
	1,420,543	Morgan Stanley Capital I Trust (99-RM1-X), (144A), 0. 666%, due 12/15/31 (I/O) (2)(3)(4)	4,923
	48,027	WF-RBS Commercial Mortgage Trust (11-C4-A3), (144A), 4.394%, due 06/15/44 (2)	50,158

		Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $69,097)	55,365

		Residential Mortgage-Backed Securities — Agency (10.8%)
	12,832	Federal Home Loan Mortgage Corp. (2990-ND), 15.533%, due 12/15/34 (I/F) (PAC) (3)	15,019
	117,849	Federal Home Loan Mortgage Corp. (3439-SC), 5.365%, due 04/15/38 (I/O) (I/F) (3)	20,232
	101,051	Federal Home Loan Mortgage Corp., Pool #G08698, 3.5%, due 03/01/46	106,104
	28,468	Federal Home Loan Mortgage Corp., Pool #G08702, 3.5%, due 04/01/46	29,887
	98,727	Federal Home Loan Mortgage Corp., Pool #G08716, 3.5%, due 08/01/46	103,652
	14,890	Federal Home Loan Mortgage Corp., Pool #G08721, 3%, due 09/01/46	15,339
	9,918	Federal Home Loan Mortgage Corp., Pool #G08722, 3.5%, due 09/01/46	10,426
	174,584	Federal Home Loan Mortgage Corp., Pool #G08726, 3%, due 10/01/46	179,876
	20,000	Federal Home Loan Mortgage Corp., Pool #G08732, 3%, due 10/01/46	20,602
	13,742	Federal Home Loan Mortgage Corp., Pool #G18592, 3%, due 03/01/31	14,402
	77,498	Federal Home Loan Mortgage Corp., Pool #G60344, 4%, due 12/01/45	84,304
	133,561	Federal National Mortgage Association (07-52-LS), 5.516%, due 06/25/37 (I/O) (I/F) (3)	21,606
	123,151	Federal National Mortgage Association (08-18-SM), 6.466%, due 03/25/38 (I/O) (I/F) (3)	20,891
	86,544	Federal National Mortgage Association (09-115-SB), 5.716%, due 01/25/40 (I/O) (I/F) (3)	15,793

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	182,181	Federal National Mortgage Association (10-116-SE), 6.066%, due 10/25/40 (I/O) (I/F) (3)	$33,724
	157,639	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41	167,663
	180,219	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41	192,775
	69,410	Federal National Mortgage Association, Pool #AT5914, 3.5%, due 06/01/43	73,681
	89,343	Federal National Mortgage Association, Pool #MA1527, 3%, due 08/01/33	93,084
	72,485	Federal National Mortgage Association, Pool #MA1652, 3.5%, due 11/01/33	76,958
	78,100	Federal National Mortgage Association, Pool #MA2740, 2.5%, due 09/01/26 (5)	80,465
	5,000	Federal National Mortgage Association TBA, 2.5% (6)	5,145
	165,000	Federal National Mortgage Association TBA, 4% (6)	176,705
	116,581	Government National Mortgage Association (11-146-EI), 5%, due 11/16/41 (I/O) (PAC)	25,464
	269,943	Government National Mortgage Association (11-69-GI), 5%, due 05/16/40 (I/O)	26,527
	234,209	Government National Mortgage Association (12-7-PI), 3.5%, due 01/20/38 (I/O) (PAC)	9,350
	65,707	Government National Mortgage Association II, Pool #MA3597, 3.5%, due 04/20/46	69,639
	9,555	Government National Mortgage Association II, Pool #MA3663, 3.5%, due 05/20/46	10,131
	44,303	Government National Mortgage Association II, Pool #MA3803, 3.5%, due 07/20/46	46,973

		Total Residential Mortgage-Backed Securities — Agency (Cost: $1,733,468)	1,746,417

		Residential Mortgage-Backed Securities — Non-Agency (4.1%)
	96,181	First Horizon Mortgage Pass-Through Trust (05-AR4-2A1), 2.901%, due 10/25/35 (3)(7)	80,341
	43,203	Green Tree Financial Corp. (98-6-A8), 6.66%, due 06/01/30	46,344
	130,195	Lehman XS Trust (06-9-A1B), 0.694%, due 05/25/46 (3)(7)	113,379
	1,251,739	Merrill Lynch Alternative Note Asset Trust (07-A3-A2D), 0.864%, due 04/25/37 (3)	161,703
	110,390	Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1), 2.873%, due 12/25/34 (3)	108,795
	237,912	Structured Asset Mortgage Investments, Inc. (06-AR3-22A1), 2.491%, due 05/25/36 (3)(7)	148,853

		Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $518,110)	659,415

		U.S. Treasury Securities (17.0%)
	675,000	U.S. Treasury Bond, 2.25%, due 08/15/46	627,803
	500,000	U.S. Treasury Note, 0.625%, due 08/31/17	499,864
	160,000	U.S. Treasury Note, 0.75%, due 10/31/17	160,078
	180,000	U.S. Treasury Note, 0.75%, due 07/31/18	179,763
	400,000	U.S. Treasury Note, 1.125%, due 07/31/21	396,469
	75,000	U.S. Treasury Note, 1.125%, due 09/30/21	74,306
	855,000	U.S. Treasury Note, 1.5%, due 08/15/26	829,518

		Total U.S. Treasury Securities (Cost: $2,805,601)	2,767,801

		Total Fixed Income Securities (Cost: $16,073,757) (97.8%)	15,880,523

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

	Number of Shares	Money Market Investments	Value
	20,443	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (8)	$20,443

		Total Money Market Investments (Cost: $20,443) (0.1%)	20,443

	Principal Amount	Short-Term Investments
		U.S. Treasury Securities (3.3%)
$	100,000	U.S. Treasury Bill, 0.259%, due 01/12/17(9)	99,948
	180,000	U.S. Treasury Bill, 0.324%, due 02/23/17(9)	179,816
	100,000	U.S. Treasury Bill, 0.444%, due 04/13/17(9)	99,801
	150,000	U.S. Treasury Bill, 0.462%, due 04/20/17(9)	149,676

		Total U.S. Treasury Securities (Cost: $529,208)	529,241

		Total Short-Term Investments (Cost: $529,208) (3.3%)	529,241

		Total Investments (Cost: $16,623,408) (101.2%)	16,430,207
		Liabilities in Excess of Other Assets (-1.2%)	(195,854)

		Total Net Assets (100.0%)	$16,234,353

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (10)
Barclays Capital	EUR	510,000	01/11/17	$571,922	$560,912	$(11,010)
Barclays Capital	JPY	34,700,000	01/11/17	334,977	331,209	(3,768)

				$906,899	$892,121	$(14,778)

SELL (11)
Barclays Capital	GBP	175,000	01/11/17	$221,735	$214,028	$7,707
Barclays Capital	ILS	360,000	01/11/17	95,172	93,894	1,278
Barclays Capital	KRW	148,000,000	01/11/17	132,270	129,312	2,958
Barclays Capital	MYR	537,000	01/11/17	128,607	127,580	1,027

				$577,784	$564,814	$12,970

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2016

Notes to the Schedule of Investments:

AUD	- Australian Dollar.
CAD	- Canadian Dollar.
DKK	- Danish Krone.
EUR	- Euro Currency.
GBP	- British Pound Sterling.
ILS	- Israeli Shekel.
JPY	- Japanese Yen.
KRW	- South Korean Won.
MYR	- Malaysian Ringgit.
NOK	- Norwegian Krona.
PLN	- Polish Zloty.
SEK	- Swedish Krona.
ABS	- Asset-Backed Securities.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
TBA	- To be Announced.
(1)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2016, the value of these securities amounted to $3,020,064 or 18.6% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $1,580,890 or 9.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(4)	Restricted security (Note 10).
(5)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted as a result.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(9)	Rate shown represents yield-to-maturity.
(10)	Fund buys foreign currency, sells U.S. Dollar.
(11)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Airlines	2.3%
Asset-Backed Securities	4.7
Auto Manufacturers	0.6
Banks	7.4
Beverages	0.3
Biotechnology	0.5
Commercial Mortgage-Backed Securities — Agency	1.6
Commercial Mortgage-Backed Securities — Non-Agency	0.3
Computers	0.2
Electric	1.8
Food	0.2
Foreign Government Bonds	37.9
Insurance	0.8
Media	0.5
Miscellaneous Manufacturers	1.1
Oil & Gas	0.1
Pharmaceuticals	1.0
Pipelines	0.5
REIT	2.5
Residential Mortgage-Backed Securities — Agency	10.8
Residential Mortgage-Backed Securities — Non-Agency	4.1
Retail	0.4
Short Term Investments	3.3
Software	0.3
Telecommunications	0.9
U.S. Treasury Securities	17.0
Money Market Investments	0.1

Total	101.2%

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Country	October 31, 2016

Country	Percentage of Net Assets
Australia	0.9%
Canada	2.3
Cayman Islands	0.9
Denmark	0.9
France	2.8
Germany	3.0
Great Britain	4.5
Ireland	0.5
Israel	0.6
Italy	4.0
Japan	9.5
Luxembourg	0.3
Malaysia	0.8
Mexico	1.4
Netherlands	0.6
Norway	1.1
Poland	0.4
Romania	1.7
South Korea	0.8
Spain	4.0
Sweden	0.4
United Kingdom	0.6
United States	59.2

Total	101.2%

See accompanying notes to financial statements.

TCW Global Bond Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$3,476,628	$—	$3,476,628
Foreign Government Bonds	—	6,151,254	—	6,151,254
Asset-Backed Securities	—	761,177	—	761,177
Commercial Mortgage-Backed Securities — Agency	—	262,466	—	262,466
Commercial Mortgage-Backed Securities — Non-Agency	—	50,158	5,207	55,365
Residential Mortgage-Backed Securities — Agency	—	1,746,417	—	1,746,417
Residential Mortgage-Backed Securities — Non-Agency	—	497,712	161,703	659,415
U.S. Treasury Securities	2,767,801	—	—	2,767,801

Total Fixed Income Securities	2,767,801	12,945,812	166,910	15,880,523

Money Market Investments	20,443	—	—	20,443
Short-Term Investments*	529,241	—	—	529,241

Total Investments	3,317,485	12,945,812	166,910	16,430,207

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	12,970	—	12,970

Total Investments	$3,317,485	$12,958,782	$166,910	$16,443,177

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(14,778)	$—	$(14,778)

Total	$—	$(14,778)	$—	$(14,778)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments	October 31, 2016

Principal Amount	Fixed Income Securities	Value
	Bank Loans (6.1% of Net Assets)

	Aerospace/Defense (0.8%)
$49,880	TransDigm, Inc., 2015 Term Loan E, 4.316%, due 05/14/22 (1)	$49,784
175,000	TransDigm, Inc., 2016 Extended Term Loan F, 4.414%, due 06/09/23 (1)	174,535

	Total Aerospace/Defense	224,319

	Electric (1.0%)
70,000	Dynegy, Inc., Term Loan B, 5.565%, due 06/27/23 (1)	70,312
154,360	Lonestar Generation LLC, Term Loan B, 9.416%, due 02/22/21 (1)	135,065
61,071	TEX Operations Co. LLC, Exit Term Loan B, 5.487%, due 08/04/23 (1)	61,704
13,929	TEX Operations Co. LLC, Exit Term Loan C, 5.482%, due 08/04/23 (1)	14,073

	Total Electric	281,154

	Entertainment (0.5%)
141,638	NEP/NCP Holdco, Inc., Incremental Term Loan, 4.584%, due 01/22/20 (1)	141,527

	Healthcare-Services (0.6%)
174,307	Community Health Systems, Inc., Term Loan G, 5.916%, due 12/31/19 (1)	165,402

	Lodging (0.7%)
188,783	CityCenter Holdings LLC, Term Loan B, 4.622%, due 10/16/20 (1)	190,179

	Media (1.6%)
309,201	Charter Communications Operating LLC, Term Loan E, 3.362%, due 07/01/20 (1)	310,226
135,255	Nexstar Broadcasting, Inc., Bridge Term Loan, 8.417%, due 03/28/17 (1)	135,255

	Total Media	445,481

	Packaging & Containers (0.7%)
123,750	Peacock Engineering Co., LLC, 2015 Term Loan B, 5.713%, due 07/27/22 (1)	124,008
65,000	Reynolds Group Holdings, Inc., 2016 Term Loan, 4.625%, due 02/05/23 (1)	65,258

	Total Packaging & Containers	189,266

	Pharmaceuticals (0.2%)
49,875	NBTY, Inc., Term Loan B, 5.568%, due 05/05/23 (1)	50,122

	Total Bank Loans (Cost: $1,627,104)	1,687,450

	Corporate Bonds (83.5%)
	Advertising (0.6%)
100,000	Lamar Media Corp., 5.75%, due 02/01/26	107,320
46,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 5.25%, due 02/15/22	47,783

	Total Advertising	155,103

	Aerospace/Defense (0.7%)
43,000	KLX, Inc., (144A), 5.875%, due 12/01/22 (2)	43,815
90,000	Orbital ATK, Inc., 5.5%, due 10/01/23	94,050
50,000	TransDigm, Inc., 5.5%, due 10/15/20	51,406
10,000	TransDigm, Inc., (144A), 6.375%, due 06/15/26 (2)	10,276

	Total Aerospace/Defense	199,547

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Airlines (2.8%)
$295,720	American Airlines, Inc. Pass-Through Trust (13-2-B), (144A), 5.6%, due 01/15/22 (EETC) (2)	$309,028
158,091	Continental Airlines, Inc. Pass-Through Certificates (99-1-A), 6.545%, due 08/02/20 (EETC)	167,284
264,129	Delta Air Lines, Inc. Pass-Through Certificates (02-1-G-1), 6.718%, due 07/02/24 (EETC)	303,748

	Total Airlines	780,060

	Auto Parts & Equipment (1.5%)
260,000	Goodyear Tire & Rubber Co. (The), 7%, due 05/15/22	276,900
95,000	Tenneco, Inc., 5%, due 07/15/26	95,712
50,000	Tenneco, Inc., 5.375%, due 12/15/24	52,438

	Total Auto Parts & Equipment	425,050

	Banks (1.3%)
500,000	Citigroup, Inc., 1.375%, due 08/25/36 (3)	361,389

	Beverages (2.0%)
175,000	Constellation Brands, Inc., 6%, due 05/01/22	203,875
110,000	Cott Beverages, Inc., 6.75%, due 01/01/20	114,543
225,000	DS Services of America, Inc., (144A), 10%, due 09/01/21 (2)	250,875

	Total Beverages	569,293

	Biotechnology (0.2%)
60,000	Concordia International Corp. (Canada), (144A), 9%, due 04/01/22(2)	58,500

	Building Materials (0.3%)
75,000	RSI Home Products, Inc., (144A), 6.5%, due 03/15/23 (2)	79,875
13,000	Standard Industries, Inc., (144A), 5.125%, due 02/15/21 (2)	13,707

	Total Building Materials	93,582

	Chemicals (1.9%)
180,000	Axalta Coating Systems LLC, (144A), 4.875%, due 08/15/24 (2)	184,275
75,000	MPM Escrow LLC, 8.875%, due 10/15/20 (4)	—
325,000	Valvoline, Inc., (144A), 5.5%, due 07/15/24 (2)	343,687

	Total Chemicals	527,962

	Coal (0.0%)
66,950	Walter Energy, Inc., (144A), 11%, due 04/01/20 (2)(4)	90

	Commercial Services (1.4%)
138,000	IHS Markit, Ltd., (144A), 5%, due 11/01/22 (2)	146,625
26,000	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., (144A), 7.875%, due 10/01/22 (2)	26,585
165,000	Nielsen Co. Luxembourg SARL (The) (Luxembourg), (144A), 5.5%, due 10/01/21 (2)	172,837
45,000	United Rentals North America, Inc., 4.625%, due 07/15/23	46,688

	Total Commercial Services	392,735

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2016

Principal Amount	Fixed Income Securities	Value
	Diversified Financial Services (3.1%)
$250,000	Ally Financial, Inc., 3.25%, due 11/05/18	$250,625
100,000	CIT Group, Inc., 3.875%, due 02/19/19	101,781
350,000	CIT Group, Inc., (144A), 5.5%, due 02/15/19 (2)	369,250
130,000	Double Eagle Acquisition Sub, Inc., (144A), 7.5%, due 10/01/24 (2)	134,550

	Total Diversified Financial Services	856,206

	Electric (0.5%)
320,180	Homer City Generation LP, 8.734%, due 10/01/26	126,471

	Engineering & Construction (1.2%)
335,000	SBA Communications Corp., (144A), 4.875%, due 09/01/24 (2)	337,094

	Entertainment (4.2%)
200,000	AMC Entertainment Holdings., (144A), 5.875%, due 11/15/26 (2)(5)	202,000
200,000	Carmike Cinemas, Inc., (144A), 6%, due 06/15/23 (2)	213,500
415,000	Churchill Downs, Inc., (144A), 5.375%, due 12/15/21 (2)	433,675
125,000	Isle of Capri Casinos, Inc., 5.875%, due 03/15/21	130,625
175,000	Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., (144A), 6.125%, due 08/15/21 (2)	181,125

	Total Entertainment	1,160,925

	Environmental Control (1.1%)
305,000	Clean Harbors, Inc., 5.125%, due 06/01/21	312,625

	Food (0.5%)
20,000	B&G Foods, Inc., 4.625%, due 06/01/21	20,650
60,000	Kraft Heinz Foods Co., (144A), 4.875%, due 02/15/25 (2)	65,973
10,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, due 01/15/24	10,775
26,000	TreeHouse Foods, Inc., (144A), 6%, due 02/15/24 (2)	28,054

	Total Food	125,452

	Food Service (0.9%)
40,000	Aramark Services, Inc., (144A), 4.75%, due 06/01/26 (2)	40,150
100,000	Aramark Services, Inc., (144A), 5.125%, due 01/15/24 (2)	105,000
105,000	Aramark Services, Inc., 5.75%, due 03/15/20	108,281

	Total Food Service	253,431

	Healthcare-Products (0.5%)
70,000	Hill-Rom Holdings, Inc., (144A), 5.75%, due 09/01/23 (2)	74,200
30,000	Hologic, Inc., (144A), 5.25%, due 07/15/22 (2)	31,841
24,000	Teleflex, Inc., 4.875%, due 06/01/26	24,735

	Total Healthcare-Products	130,776

	Healthcare-Services (10.3%)
76,000	Acadia Healthcare Co., Inc., 6.5%, due 03/01/24	77,710
420,000	Centene Corp., 4.75%, due 01/15/25 (5)	419,212
15,000	Centene Corp., 5.625%, due 02/15/21	15,773
165,000	DaVita HealthCare Partners, Inc., 5.125%, due 07/15/24	161,287

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Healthcare-Services (Continued)
$30,000	DaVita HealthCare Partners, Inc., 5.75%, due 08/15/22	$30,863
90,000	Fresenius Medical Care US Finance II, Inc., (144A), 4.125%, due 10/15/20 (2)	94,163
100,000	Fresenius Medical Care US Finance, Inc., 6.875%, due 07/15/17	103,625
125,000	HCA, Inc., 4.75%, due 05/01/23	130,586
15,000	HCA, Inc., 5.25%, due 04/15/25	15,750
600,000	HCA, Inc., 6.5%, due 02/15/20	666,750
135,000	HealthSouth Corp., 5.75%, due 11/01/24	139,894
155,000	Molina Healthcare, Inc., 5.375%, due 11/15/22	161,587
45,000	MPH Acquisition Holdings LLC, (144A), 7.125%, due 06/01/24 (2)	48,375
42,000	RegionalCare Hospital Partners Holdings, Inc., (144A), 8.25%, due 05/01/23 (2)	42,788
348,000	Tenet Healthcare Corp., 4.35%, due 06/15/20 (3)	352,350
150,000	Tenet Healthcare Corp., 4.5%, due 04/01/21	150,750
240,000	WellCare Health Plans, Inc., 5.75%, due 11/15/20	247,350

	Total Healthcare-Services	2,858,813

	Home Builders (0.2%)
50,000	Shea Homes LP / Shea Homes Funding Corp., (144A), 6.125%, due 04/01/25 (2)	49,375

	Household Products/Wares (0.9%)
100,000	Central Garden & Pet Co., 6.125%, due 11/15/23	106,999
135,000	Spectrum Brands, Inc., 6.625%, due 11/15/22	145,379

	Total Household Products/Wares	252,378

	Leisure Time (0.9%)
245,000	NCL Corp., Ltd., Class C, (144A), 5.25%, due 11/15/19 (2)	249,900

	Lodging (1.6%)
70,000	Boyd Gaming Corp., 6.875%, due 05/15/23	75,250
275,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, due 10/15/21	283,274
70,000	MGM Resorts International, 8.625%, due 02/01/19	78,881

	Total Lodging	437,405

	Media (12.6%)
200,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23 (2)	205,360
190,000	Cable One, Inc., (144A), 5.75%, due 06/15/22 (2)	200,925
100,000	CCO Holdings LLC / CCO Holdings Capital Corp., (144A), 5.5%, due 05/01/26 (2)	102,688
300,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.625%, due 01/31/22	313,125
165,000	Cequel Communications Holdings I LLC / Cequel Capital Corp., (144A), 5.125%, due 12/15/21 (2)	161,287
30,000	Cequel Communications Holdings I LLC / Cequel Capital Corp., (144A), 6.375%, due 09/15/20 (2)	30,975
200,000	CSC Holdings LLC, (144A), 5.5%, due 04/15/27 (2)	203,500
40,000	DISH DBS Corp., 4.625%, due 07/15/17	40,750
300,000	DISH DBS Corp., 7.875%, due 09/01/19	333,000
254,000	LIN Television Corp., 5.875%, due 11/15/22	267,017
60,000	Midcontinent Communications & Finance Co., (144A), 6.875%, due 08/15/23 (2)	64,275
200,000	Neptune Finco Corp., (144A), 6.625%, due 10/15/25 (2)	217,500

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2016

Principal Amount	Fixed Income Securities	Value
	Media (Continued)
$80,000	Nexstar Escrow Corp., (144A), 5.625%, due 08/01/24 (2)	$79,800
10,000	Nielsen Finance LLC / Nielsen Finance Co., (144A), 5%, due 04/15/22 (2)	10,191
195,000	Sinclair Television Group, Inc., 6.125%, due 10/01/22	205,735
50,000	Sirius XM Radio, Inc., (144A), 4.25%, due 05/15/20 (2)	51,163
495,000	Sirius XM Radio, Inc., (144A), 5.75%, due 08/01/21 (2)	517,449
28,000	TEGNA, Inc., 5.125%, due 10/15/19	28,805
77,000	Univision Communications, Inc., (144A), 5.125%, due 02/15/25 (2)	77,481
180,000	Virgin Media Secured Finance PLC (United Kingdom), (144A), 5.375%, due 04/15/21 (2)	186,525
200,000	Virgin Media Secured Finance PLC (United Kingdom), (144A), 5.5%, due 08/15/26 (2)	204,750

	Total Media	3,502,301

	Oil & Gas (2.3%)
70,000	Concho Resources, Inc., 5.5%, due 04/01/23	71,960
150,000	Gulfport Energy Corp., (144A), 6%, due 10/15/24 (2)	153,000
60,000	Gulfport Energy Corp., 6.625%, due 05/01/23	63,300
75,000	Parsley Energy LLC / Parsley Finance Corp., (144A), 6.25%, due 06/01/24 (2)	79,125
65,000	PDC Energy, Inc., (144A), 6.125%, due 09/15/24 (2)	67,763
45,000	Range Resources Corp., 4.875%, due 05/15/25	43,223
150,000	Sunoco LP / Sunoco Finance Corp., 5.5%, due 08/01/20	152,812

	Total Oil & Gas	631,183

	Packaging & Containers (6.8%)
285,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), (144A), 3.85%, due 12/15/19 (2)(3)	290,344
345,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), (144A), 4.067%, due 05/15/21 (2)(3)	354,056
15,000	Ball Corp., 4%, due 11/15/23	15,206
75,000	Ball Corp., 4.375%, due 12/15/20	80,156
40,000	Berry Plastics Corp., 5.125%, due 07/15/23	40,850
128,000	Graphic Packaging International, Inc., 4.125%, due 08/15/24	127,680
170,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg), (144A), 4.38%, due 07/15/21 (2)(3)	173,825
360,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg), 5.75%, due 10/15/20	371,250
295,000	Sealed Air Corp., (144A), 5.125%, due 12/01/24 (2)	313,438
130,000	Sealed Air Corp., (144A), 5.25%, due 04/01/23 (2)	137,150

	Total Packaging & Containers	1,903,955

	Pharmaceuticals (3.1%)
200,000	Grifols Worldwide Operations, Ltd. (Ireland), 5.25%, due 04/01/22	210,000
120,000	NBTY, Inc., (144A), 7.625%, due 05/15/21 (2)	118,050
85,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.625%, due 12/01/21 (2)	70,125
315,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23 (2)	250,425
270,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25 (2)	214,650

	Total Pharmaceuticals	863,250

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Pipelines (2.0%)
$272,000	Energy Transfer Partners LP, 3.774%, due 11/01/66 (3)	$189,550
290,000	Sabine Pass LNG LP, 7.5%, due 11/30/16	291,138
70,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.5%, due 07/01/21	73,150

	Total Pipelines	553,838

	REIT (2.1%)
145,000	DuPont Fabros Technology LP, 5.875%, due 09/15/21	152,612
325,000	VEREIT Operating Partnership LP, 3%, due 02/06/19	329,469
85,000	VEREIT Operating Partnership LP, 4.125%, due 06/01/21	88,825

	Total REIT	570,906

	Retail (1.1%)
190,000	Dollar Tree, Inc., 5.75%, due 03/01/23	203,300
110,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, (144A), 5%, due 06/01/24 (2)	114,675

	Total Retail	317,975

	Semiconductors (0.7%)
200,000	NXP BV / NXP Funding LLC (Netherlands), (144A), 3.75%, due 06/01/18 (2)	206,250

	Software (4.4%)
153,000	First Data Corp., (144A), 5%, due 01/15/24 (2)	155,869
450,000	First Data Corp., (144A), 6.75%, due 11/01/20 (2)	466,312
200,000	IMS Health, Inc., (144A), 5%, due 10/15/26 (2)	207,260
90,000	MSCI, Inc., (144A), 4.75%, due 08/01/26 (2)	91,350
60,000	Open Text Corp. (Canada), (144A), 5.875%, due 06/01/26 (2)	64,050
94,000	PTC, Inc., 6%, due 05/15/24	100,580
92,000	Quintiles Transnational Corp., (144A), 4.875%, due 05/15/23 (2)	95,225
41,000	SS&C Technologies Holdings, Inc., 5.875%, due 07/15/23	43,152

	Total Software	1,223,798

	Telecommunications (9.8%)
125,000	Frontier Communications Corp., 8.875%, due 09/15/20	132,969
145,000	Intelsat Jackson Holdings S.A. (Luxembourg), 5.5%, due 08/01/23	96,788
350,000	Qwest Corp., 6.5%, due 06/01/17	360,062
75,000	Qwest Corp., 6.75%, due 12/01/21	83,156
200,000	SoftBank Group Corp. (Japan), (144A), 4.5%, due 04/15/20 (2)	206,750
505,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18 (2)	554,237
130,000	Sprint Nextel Corp., 9.25%, due 04/15/22	144,950
280,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, (144A), 3.36%, due 03/20/23 (2)	282,100
620,000	T-Mobile USA, Inc., 6.625%, due 11/15/20	640,150
200,000	T-Mobile USA, Inc., 6.731%, due 04/28/22	210,250
15,000	Windstream Services LLC, 6.375%, due 08/01/23	13,350

	Total Telecommunications	2,724,762

	Total Corporate Bonds (Cost: $23,107,101)	23,212,380

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2016

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (0.2%)
$85,000	Soundview Home Loan Trust (06-EQ1-A4), 0.784%, due 10/25/36 (3)	$63,004

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $59,713)	63,004

	Total Fixed Income Securities (Cost: $24,793,918) (89.8%)	24,962,834

	Short-Term Investments
	U.S. Treasury Securities
1,950,000	U.S. Treasury Bill, 0.26%, due 01/05/17 (6)	1,949,085
300,000	U.S. Treasury Bill, 0.279%, due 01/19/17 (6)	299,816
820,000	U.S. Treasury Bill, 0.324%, due 02/23/17 (6)	819,163
250,000	U.S. Treasury Bill, 0.444%, due 04/13/17 (6)	249,502

	Total U.S. Treasury Securities (Cost: $3,317,229) (12.0%)	3,317,566

	Total Short-Term Investments (Cost: $3,317,229) (12.0%)	3,317,566

	Total Investments (Cost: $28,111,147) (101.8%)	28,280,400
	Liabilities in Excess of Other Assets (-1.8%)	(489,188)

	Net Assets (100.0%)	$27,791,212

Credit Default Swaps — Buy Protection
Notional Amount (7)	Implied Credit Spread (8)	Expiration Date	Counterparty	Fixed Deal Receive Rate	Reference Entity	Unrealized Appreciation	Premium (Received)	Value (9)
OTC Swaps
$250,000	1.37%	3/20/19	Goldman Sachs International	1%	ALCOA, Inc.	$(4,574)	$ 3,995	$(579)

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS -	Asset-Backed Securities.
EETC -	Enhanced Equipment Trust Certificate.
REIT	- Real Estate Investment Trust.
(1)	Rate stated is the effective yield.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $11,321,086 or 40.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(4)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(5)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(6)	Rate shown represents yield-to-maturity.
(7)	The maximum potential amount the Fund could receive as buyer or pay as seller of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(8)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(9)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit worthiness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Advertising	0.6%
Aerospace/Defense	1.5
Airlines	2.8
Auto Parts & Equipment	1.5
Banks	1.3
Beverages	2.0
Biotechnology	0.2
Building Materials	0.3
Chemicals	1.9
Coal	0.0
Commercial Services	1.4
Diversified Financial Services	3.1
Electric	1.5
Engineering & Construction	1.2
Entertainment	4.7
Environmental Control	1.1
Food	0.5
Food Service	0.9
Healthcare-Products	0.5
Healthcare-Services	10.9
Home Builders	0.2
Household Products/Wares	0.9
Leisure Time	0.9
Lodging	2.3
Media	14.2
Oil & Gas	2.3
Packaging & Containers	7.5
Pharmaceuticals	3.3
Pipelines	2.0
REIT	2.1
Residential Mortgage-Backed Securities — Non-Agency	0.2
Retail	1.1
Semiconductors	0.7
Short Term Investments	12.0
Software	4.4
Telecommunications	9.8

Total	101.8%

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$1,417,131	$270,319	$1,687,450
Corporate Bonds*	—	23,085,909	126,471	23,212,380
Residential Mortgage-Backed Securities — Non-Agency	—	63,004	—	63,004

Total Fixed Income Securities	—	24,566,044	396,790	24,962,834

Short-Term Investments*	3,317,566	—	—	3,317,566

Total Investments	$3,317,566	$24,566,044	$396,790	$28,280,400

Liability Derivatives
Swap Agreements
Credit Risk	$—	$(579)	$—	$(579)

Total	$—	$(579)	$—	$(579)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Commercial Mortgage-Backed Securities — Agency (3.6% of Net Assets)
$	53,145	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KIR1-A1), 2.446%, due 03/25/26	$54,792
	97,323	Federal National Mortgage Association, Pool #467288, 2.8%, due 03/01/18	98,526
	46,127	Federal National Mortgage Association, Pool #FN0002, 3.189%, due 12/01/17	46,560
	33,103	Federal National Mortgage Association (15-M10-FA), 0.757%, due 03/25/19 (1)	33,132
	46,567	Federal National Mortgage Association (15-M12-FA), 0.854%, due 04/25/20 (1)	46,477

		Total Commercial Mortgage-Backed Securities — Agency (Cost: $284,244)	279,487

		Commercial Mortgage-Backed Securities — Non-Agency (0.7%)
	24,984	Bear Stearns Commercial Mortgage Securities Trust (99-CLF1-A4), 7%, due 05/20/30 (1)	25,751
	20,655	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP9-A3S), (144A), 5.24%, due 05/15/47 (2)	20,628
	5,887	Wachovia Bank Commercial Mortgage Trust (07-C32-APB), 5.702%, due 06/15/49 (1)	5,878

		Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $54,607)	52,257

		Residential Mortgage-Backed Securities — Agency (23.5%)
	9,728	Federal Home Loan Mortgage Corp. (2550-FI), 0.884%, due 11/15/32 (TAC) (1)	9,747
	43,035	Federal Home Loan Mortgage Corp. (2591-EF), 1.034%, due 03/15/32 (1)	43,035
	72,402	Federal Home Loan Mortgage Corp. (263-F5), 1.034%, due 06/15/42 (1)	72,232
	70,777	Federal Home Loan Mortgage Corp. (2990-DE), 0.914%, due 11/15/34 (1)	71,085
	7,198	Federal Home Loan Mortgage Corp. (3001-HS), 15.413%, due 02/15/35 (I/F) (PAC) (1)	7,529
	77,619	Federal Home Loan Mortgage Corp. (3139-FL), 0.834%, due 01/15/36 (PAC) (1)	77,624
	39,286	Federal Home Loan Mortgage Corp. (3172-FK), 0.984%, due 08/15/33 (1)	39,320
	70,326	Federal Home Loan Mortgage Corp. (3300-FA), 0.834%, due 08/15/35 (1)	70,128
	86,362	Federal Home Loan Mortgage Corp. (3318-F), 0.784%, due 05/15/37 (1)	85,928
	71,367	Federal Home Loan Mortgage Corp. (3335-FT), 0.684%, due 08/15/19 (1)	71,243
	7,784	Federal Home Loan Mortgage Corp. (3346-FA), 0.764%, due 02/15/19 (1)	7,789
	18,019	Federal Home Loan Mortgage Corp. (3347-PF), 0.884%, due 01/15/36 (PAC) (1)	18,028
	101,144	Federal Home Loan Mortgage Corp. (3767-JF), 0.834%, due 02/15/39 (PAC) (1)	101,166
	45,947	Federal Home Loan Mortgage Corp. (3780-LF), 0.934%, due 03/15/29 (1)	45,972
	12,680	Federal Home Loan Mortgage Corp. (3798-BF), 0.834%, due 06/15/24 (1)	12,680
	44,186	Federal Home Loan Mortgage Corp. (3803-DF), 0.934%, due 11/15/35 (PAC) (1)	44,216
	50,551	Federal Home Loan Mortgage Corp. (3824-FA), 0.684%, due 03/15/26 (1)	50,520
	46,835	Federal Home Loan Mortgage Corp. (3946-FG), 0.884%, due 10/15/39 (PAC) (1)	46,925
	26,656	Federal National Mortgage Association (03-11-FA), 1.534%, due 09/25/32 (1)	27,269
	13,692	Federal National Mortgage Association (03-64-KS), 8.964%, due 07/25/18 (I/F) (1)	14,244
	70,910	Federal National Mortgage Association (05-114-PF), 0.9%, due 08/25/35 (PAC) (1)	70,928
	66,701	Federal National Mortgage Association (06-60-DF), 0.964%, due 04/25/35 (1)	67,064
	24,969	Federal National Mortgage Association (06-84-WF), 0.834%, due 02/25/36 (PAC) (1)	25,021
	68,828	Federal National Mortgage Association (07-64-FA), 1.004%, due 07/25/37 (1)	69,481
	77,616	Federal National Mortgage Association (07-67-FA), 0.784%, due 04/25/37 (1)	77,567
	10,758	Federal National Mortgage Association (08-47-PF), 1.034%, due 06/25/38 (PAC) (1)	10,802
	40,168	Federal National Mortgage Association (09-33-FB), 1.354%, due 03/25/37 (1)	40,787
	83,246	Federal National Mortgage Association (11-75-HP), 2.5%, due 07/25/40 (PAC)	84,808
	21,997	Federal National Mortgage Association, Pool #254548, 5.5%, due 12/01/32	25,031
	46,081	Federal National Mortgage Association, Pool #600187, 7%, due 07/01/31	51,781

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	32,031	Federal National Mortgage Association, Pool #995364, 6%, due 10/01/38	$37,093
	13,675	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	15,702
	36,292	Government National Mortgage Association (10-108-PF), 0.925%, due 02/20/38 (PAC) (1)	36,362
	13,438	Government National Mortgage Association (10-2-FA), 1.025%, due 05/20/37 (1)	13,444
	87,762	Government National Mortgage Association (12-13-KF), 0.825%, due 07/20/38 (1)	87,768
	22,556	Government National Mortgage Association II, Pool #80022, 2%, due 12/20/26 (1)	23,314
	16,151	Government National Mortgage Association II, Pool #80636, 1.875%, due 09/20/32 (1)	16,747
	10,033	Government National Mortgage Association II, Pool #80757, 1.875%, due 10/20/33 (1)	10,173
	85,219	Government National Mortgage Association II, Pool #80797, 2%, due 01/20/34 (1)	88,488
	35,544	Government National Mortgage Association II, Pool #80937, 2.125%, due 06/20/34 (1)	36,969

		Total Residential Mortgage-Backed Securities — Agency (Cost: $1,795,922)	1,806,010

		Residential Mortgage-Backed Securities — Non-Agency (2.7%)
	5,631	Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3), 0.925%, due 08/25/43 (1)	5,588
	131,441	Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1), 2.779%, due 11/25/32 (1)	131,607
	29,588	First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C), 1.534%, due 08/25/34 (1)	28,176
	10,590	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.975%, due 10/25/34 (1)	10,511
	8,467	JPMorgan Mortgage Acquisition Corp. (05-WMC1-M1), 1.164%, due 09/25/35 (1)	8,446
	19,643	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 1.434%, due 07/25/34 (1)	19,047
	2,906	Residential Accredit Loans, Inc. (02-QS16-A2), 1.084%, due 10/25/17 (1)	2,908

		Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $202,161)	206,283

		Corporate Bonds (26.9%)
		Airlines (2.3%)
	85,232	Continental Airlines, Inc. Pass-Through Certificates (99-1-A), 6.545%, due 08/02/20 (EETC)	90,188
	50,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 1.267%, due 05/15/18 (1) (EETC)	49,937
	35,078	United Airlines, Inc. Pass-Through Trust, (09-2A), 9.75%, due 07/15/18 (EETC)	35,713

		Total Airlines	175,838

		Banks (5.6%)
	75,000	Bank of America Corp., 5.75%, due 12/01/17	78,384
	30,000	Bank of America N.A., 6.1%, due 06/15/17	30,832
	25,000	Capital One N.A., 2.35%, due 08/17/18	25,299
	35,000	Citigroup, Inc., 1.55%, due 08/14/17	35,072
	50,000	Goldman Sachs Group, Inc. (The), 7.5%, due 02/15/19	56,244
	20,000	Goldman Sachs Group, Inc. (The), 2.875%, due 02/25/21	20,438
	15,000	Macquarie Bank, Ltd. (Australia), (144A), 1.515%, due 10/27/17 (1)(2)	15,002
	65,000	Morgan Stanley, 1.597%, due 01/05/18 (1)	65,108
	30,000	Santander UK PLC (Great Britain), 1.65%, due 09/29/17	30,119
	70,000	Wachovia Corp., 5.75%, due 02/01/18	73,617

		Total Banks	430,115

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Beverages (0.8%)
$	35,000	Anheuser-Busch InBev Finance, Inc., 1.9%, due 02/01/19	$35,293
	25,000	Pernod Ricard S.A. (France), (144A), 2.95%, due 01/15/17 (2)	25,071

		Total Beverages	60,364

		Computers (0.4%)
	30,000	Apple, Inc., 1.7%, due 02/22/19	30,275

		Diversified Financial Services (1.0%)
	70,000	Bear Stearns Cos. LLC (The), 7.25%, due 02/01/18	74,876

		Electric (2.4%)
	30,000	Duke Energy Progress LLC, 1.035%, due 03/06/17 (1)	30,023
	20,000	Entergy Gulf States Louisiana LLC, 6%, due 05/01/18	21,324
	35,000	Exelon Corp., 1.55%, due 06/09/17	35,035
	50,000	Oncor Electric Delivery Co. LLC, 6.8%, due 09/01/18	54,780
	40,000	Southern Co. (The), 1.3%, due 08/15/17	40,028

		Total Electric	181,190

		Food (0.5%)
	35,000	Kraft Heinz Foods Co., 6.125%, due 08/23/18	37,808

		Healthcare-Services (2.1%)
	35,000	Anthem, Inc., 1.875%, due 01/15/18	35,160
	85,000	Providence Health & Services Obligated Group, 1.795%, due 10/01/17 (1)	85,190
	45,000	UnitedHealth Group, Inc., 1.33%, due 01/17/17 (1)	45,052

		Total Healthcare-Services	165,402

		Pharmaceuticals (0.7%)
	30,000	Actavis Funding SCS (Luxembourg), 2.35%, due 03/12/18	30,305
	25,000	Express Scripts Holding Co., 1.25%, due 06/02/17	25,013

		Total Pharmaceuticals	55,318

		Real Estate (1.1%)
	50,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	51,064
	35,000	Prologis LP, 4%, due 01/15/18	35,807

		Total Real Estate	86,871

		REIT (9.5%)
	25,000	Camden Property Trust, 5.7%, due 05/15/17	25,580
	20,000	DDR Corp., 7.5%, due 07/15/18	21,839
	40,000	Duke Realty LP, 6.5%, due 01/15/18	42,320
	50,000	Essex Portfolio LP, 5.5%, due 03/15/17	50,740
	75,000	HCP, Inc., 6%, due 01/30/17	75,836
	70,000	Highwoods Realty LP, 5.85%, due 03/15/17	71,106
	35,000	Kimco Realty Corp., 4.3%, due 02/01/18	35,954
	25,000	Liberty Property LP, 6.625%, due 10/01/17	26,159
	35,000	National Retail Properties, Inc., 6.875%, due 10/15/17	36,766
	30,000	Realty Income Corp., 2%, due 01/31/18	30,162

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		REIT (Continued)
$	50,000	SL Green Realty Corp., 5%, due 08/15/18	$52,292
	30,000	Ventas Realty LP / Ventas Capital Corp., 2%, due 02/15/18	30,150
	200,000	WEA Finance LLC / Westfield UK & Europe Finance PLC, (144A), 1.75%, due 09/15/17 (2)	200,592
	35,000	Welltower, Inc., 2.25%, due 03/15/18	35,298

		Total REIT	734,794

		Retail (0.5%)
	40,000	Walgreens Boots Alliance, Inc., 1.75%, due 05/30/18	40,174

		Total Corporate Bonds (Cost: $2,104,408)	2,073,025

		U.S. Treasury Securities (15.6%)
	200,000	U.S. Treasury Note, 0.5%, due 01/31/17	200,065
	200,000	U.S. Treasury Note, 0.508%, due 10/31/17 (1)	200,303
	395,000	U.S. Treasury Note, 0.625%, due 08/31/17	394,893
	409,000	U.S. Treasury Note, 0.875%, due 07/15/17	409,743

		Total U.S. Treasury Securities (Cost: $1,202,871)	1,205,004

		Total Fixed Income Securities (Cost: $5,644,213) (73.0%)	5,622,066

Number of Shares		Money Market Investments
	4,687	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (3)	4,687

		Total Money Market Investments (Cost: $4,687) (0.1%)	4,687

	Principal Amount	Short-Term Investments
		U.S. Treasury Securities (27.5%)
$	280,000	U.S. Treasury Bill, 0.26%, due 01/05/17 (4)	279,869
	350,000	U.S. Treasury Bill, 0.28%, due 01/19/17 (4)	349,785
	810,000	U.S. Treasury Bill, 0.32%, due 02/23/17 (4)	809,173
	680,000	U.S. Treasury Bill, 0.42%, due 04/06/17 (4)	678,761

		Total U.S. Treasury Securities (Cost: $2,066,877)	2,117,588

		Total Short-Term Investments (Cost: $2,066,877) (27.5%)	2,117,588

		Total Investments (Cost: $7,715,777) (100.6%)	7,744,341
		Liabilities in Excess of Other Assets (-0.6%)	(46,536)

		Net Assets (100.0%)	$7,697,805

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2016

Notes to the Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC	- Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $261,293 or 3.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(4)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Airlines	2.3%
Banks	5.6
Beverages	0.8
Commercial Mortgage-Backed Securities — Agency	3.6
Commercial Mortgage-Backed Securities — Non-Agency	0.7
Computers	0.4
Diversified Financial Services	1.0
Electric	2.4
Food	0.5
Healthcare-Services	2.1
Pharmaceuticals	0.7
REIT	9.5
Real Estate	1.1
Residential Mortgage-Backed Securities — Agency	23.5
Residential Mortgage-Backed Securities — Non-Agency	2.7
Retail	0.5
U.S. Treasury Securities	15.6
Money Market Investments	0.1
U.S. Treasury Bills	27.5

Total	100.6%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$279,487	$—	$279,487
Commercial Mortgage-Backed Securities — Non-Agency	—	52,257	—	52,257
Residential Mortgage-Backed Securities — Agency	—	1,806,010	—	1,806,010
Residential Mortgage-Backed Securities — Non-Agency	—	206,283	—	206,283
Corporate Bonds*	—	2,073,025	—	2,073,025
U.S. Treasury Securities	1,205,004	—	—	1,205,004

Total Fixed Income Securities	1,205,004	4,417,062	—	5,622,066

Money Market Investments	—	4,687	—	4,687
Short-Term Investments*	2,117,588	—	—	2,117,588

Total Investments	$3,322,592	$4,421,749	$—	$7,744,341

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments	October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Asset-Backed Securities (3.5% of Net Assets)
$	8,840,262	321 Henderson Receivables I LLC (13-3A-A), (144A), 4.08%, due 01/17/73 (1)	$9,132,118
	20,000,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.634%, due 12/27/44 (1)(2)	19,276,331
	5,318,211	ACE Securities Corp. Home Equity Loan Trust (05-HE7-A2D), 1.194%, due 11/25/35 (2)	5,318,414
	12,712,698	Ameriquest Mortgage Securities Trust (06-R2-A1), 0.709%, due 04/25/36 (2)	12,688,077
	18,835,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.875%, due 11/25/33 (2)	18,525,665
	11,775,000	Brazos Higher Education Authority, Inc. (11-2-A3), 1.882%, due 10/27/36 (2)	11,239,259
	7,225,000	EFS Volunteer No 2 LLC (12-1-A2), (144A), 1.875%, due 03/25/36 (1)(2)	7,153,536
	17,750,000	EFS Volunteer No 3 LLC (12-1-A3), (144A), 1.524%, due 04/25/33 (1)(2)	17,354,996
	11,020,000	Flagship CLO (14-8A-A), (144A), 2.44%, due 01/16/26 (1)(2)	11,056,476
	12,682,875	Global SC Finance SRL (14-1A-A2), (144A), 3.09%, due 07/17/29 (1)	12,140,960
	18,182	Higher Education Funding I (14-1-A), (144A), 1.875%, due 05/25/34 (1)(2)	17,526
	17,225,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.576%, due 07/20/43 (2)	16,613,804
	433,717	National Collegiate Student Loan Trust (06-3-A3), 0.684%, due 10/25/27 (2)	433,350
	32,208,861	Navient Student Loan Trust (14-2-A), 1.174%, due 03/25/83 (2)	31,203,542
	32,420,635	Navient Student Loan Trust (14-3-A), 1.154%, due 03/25/83 (2)	31,401,036
	18,319,799	Navient Student Loan Trust (14-4-A), 1.154%, due 03/25/83 (2)	17,743,201
	30,195,000	Nelnet Student Loan Trust (14-4A-A2), (144A), 1.484%, due 11/25/48 (1)(2)	27,961,440
	3,350,375	SLM Student Loan Trust (04-8-B), 1.342%, due 01/25/40 (2)	2,908,873
	22,211	SLM Student Loan Trust (04-8A-A5), (144A), 1.382%, due 04/25/24 (1)(2)(3)	22,230
	7,534,000	SLM Student Loan Trust (05-5-A5), 1.632%, due 10/25/40 (2)	6,937,656
	5,583,696	SLM Student Loan Trust (07-6-B), 1.732%, due 04/27/43 (2)	4,876,934
	4,092,159	SLM Student Loan Trust (07-8-B), 1.882%, due 04/27/43 (2)	3,534,235
	7,405,000	SLM Student Loan Trust (08-2-B), 2.082%, due 01/25/83 (2)	6,452,830
	6,559,000	SLM Student Loan Trust (08-3-B), 2.082%, due 04/26/83 (2)	5,817,805
	3,280,000	SLM Student Loan Trust (08-4-B), 2.732%, due 04/25/29 (2)	3,035,953
	16,210,000	SLM Student Loan Trust (08-5-B), 2.732%, due 07/25/29 (2)	15,121,119
	6,515,000	SLM Student Loan Trust (08-6-B), 2.732%, due 07/26/83 (2)	5,997,762
	6,390,000	SLM Student Loan Trust (08-7-B), 2.732%, due 07/26/83 (2)	5,873,569
	5,706,000	SLM Student Loan Trust (08-8-B), 3.132%, due 10/25/29 (2)	5,480,178
	15,950,000	SLM Student Loan Trust (08-9-B), 3.132%, due 10/25/83 (2)	15,422,794
	11,840,000	SLM Student Loan Trust (11-1-A2), 1.684%, due 10/25/34 (2)	11,863,502
	17,730,000	SLM Student Loan Trust (11-2-A2), 1.734%, due 10/25/34 (2)	17,591,690
	18,780,000	Voya CLO, Ltd. (14-2A-A1), (144A), 2.33%, due 07/17/26 (1)(2)	18,782,019

		Total Asset-Backed Securities (Cost: $432,650,805)	378,978,880

		Commercial Mortgage-Backed Securities — Agency (3.0%)
	45,330,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K005-A2), 4.317%, due 11/25/19	49,007,460
	24,280,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K007-A2), 4.224%, due 03/25/20	26,333,554
	42,420,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K151-A3), 3.511%, due 04/25/30	45,599,616
	2,554,915	Federal National Mortgage Association, Pool #AE0918, 3.666%, due 10/01/20	2,735,403

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Commercial Mortgage-Backed Securities — Agency (Continued)
$	18,672,083	Federal National Mortgage Association, Pool #AL0290, 4.447%, due 04/01/21	$20,662,591
	20,060,252	Federal National Mortgage Association, Pool #AL0600, 4.302%, due 07/01/21	22,067,984
	15,569,887	Federal National Mortgage Association, Pool #AL2660, 2.632%, due 10/01/22	16,185,823
	42,694,771	Federal National Mortgage Association, Pool #AL3366, 2.436%, due 02/01/23	44,007,696
	10,632,169	Federal National Mortgage Association, Pool #FN0003, 4.284%, due 01/01/21	11,593,843
	47,165,377	Federal National Mortgage Association (12-M12-1A), 2.842%, due 08/25/22 (ACES) (2)	49,527,250
	32,725,809	Federal National Mortgage Association (12-M15-A), 2.656%, due 10/25/22 (ACES) (2)	33,720,978

		Total Commercial Mortgage-Backed Securities — Agency (Cost: $320,879,754)	321,442,198

		Commercial Mortgage-Backed Securities — Non-Agency (0.5%)
	3,000,000	Americold LLC Trust (10-ARTA-A2FX), (144A), 4.954%, due 01/14/29 (1)	3,294,258
	10,301,320	DBRR Trust (11-LC2-A4A), (144A), 4.537%, due 07/12/44 (1)(2)	11,182,427
	15,750,000	GRACE Mortgage Trust (14-GRCE-A), (144A), 3.369%, due 06/10/28 (1)	16,670,328
	6,105,000	GS Mortgage Securities Corp. (12-ALOH-A), (144A), 3.551%, due 04/10/34 (1)	6,555,199
	17,835,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	19,261,513

		Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $55,661,936)	56,963,725

		Residential Mortgage-Backed Securities — Agency (51.5%)
	193,162	Federal Home Loan Mortgage Corp. (1829-ZB), 6.5%, due 03/15/26	212,164
	285,551	Federal Home Loan Mortgage Corp. (2367-ZK), 6%, due 10/15/31	321,804
	3,598,773	Federal Home Loan Mortgage Corp. (2514-PZ), 5.5%, due 10/15/32 (PAC)	4,009,088
	9,016,232	Federal Home Loan Mortgage Corp. (2571-PZ), 5.5%, due 02/15/33 (PAC)	10,006,374
	874,206	Federal Home Loan Mortgage Corp. (2642-AR), 4.5%, due 07/15/23	922,400
	651,850	Federal Home Loan Mortgage Corp. (2647-OV), 0%, due 07/15/33 (P/O) (4)	634,823
	3,446,174	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	3,666,429
	1,984,536	Federal Home Loan Mortgage Corp. (2666-BD), 4.5%, due 08/15/23	2,094,313
	2,869,386	Federal Home Loan Mortgage Corp. (2700-B), 4.5%, due 11/15/23	3,058,218
	34,129,463	Federal Home Loan Mortgage Corp. (2752-GZ), 5%, due 02/15/34 (PAC)	37,316,312
	48,640,112	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42	49,802,899
	711,640	Federal Home Loan Mortgage Corp. (2882-JH), 4.5%, due 10/15/34 (PAC)	727,619
	555,401	Federal Home Loan Mortgage Corp. (2903-PO), 0%, due 11/15/23 (P/O) (4)	520,450
	3,261,911	Federal Home Loan Mortgage Corp. (3045-HZ), 4.5%, due 10/15/35	3,514,165
	40,939,513	Federal Home Loan Mortgage Corp. (3063-YG), 5.5%, due 11/15/35 (PAC)	46,389,560
	32,350,106	Federal Home Loan Mortgage Corp. (3114-KZ), 5%, due 02/15/36	35,338,512
	8,579,243	Federal Home Loan Mortgage Corp. (3146-GE), 5.5%, due 04/15/26	9,517,157
	8,320,884	Federal Home Loan Mortgage Corp. (3149-OD), 0%, due 05/15/36 (P/O) (PAC) (4)	7,184,349

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	5,498,830	Federal Home Loan Mortgage Corp. (3315-S), 5.875%, due 05/15/37 (I/O) (I/F) (2)	$855,643
	5,268,003	Federal Home Loan Mortgage Corp. (3376-SX), 5.505%, due 10/15/37 (I/O) (I/F) (2)	946,539
	7,474,099	Federal Home Loan Mortgage Corp. (3410-IS), 5.735%, due 02/15/38 (I/O) (I/F) (2)	1,034,679
	7,136,435	Federal Home Loan Mortgage Corp. (3424-BI), 6.265%, due 04/15/38 (I/O) (I/F) (2)	1,514,787
	7,964,490	Federal Home Loan Mortgage Corp. (3512-AY), 4%, due 02/15/24	8,179,969
	1,912,534	Federal Home Loan Mortgage Corp. (3519-SH), 4.965%, due 07/15/37 (I/O) (I/F) (2)	235,385
	11,687,790	Federal Home Loan Mortgage Corp. (3531-SC), 5.765%, due 05/15/39 (I/O) (I/F) (2)	1,347,649
	2,860,828	Federal Home Loan Mortgage Corp. (3541-SA), 6.215%, due 06/15/39 (I/O) (I/F) (2)	524,011
	11,247,751	Federal Home Loan Mortgage Corp. (3550-GS), 6.215%, due 07/15/39 (I/O) (I/F) (2)	2,378,995
	4,598,980	Federal Home Loan Mortgage Corp. (3551-VZ), 5.5%, due 12/15/32	5,139,765
	9,601,080	Federal Home Loan Mortgage Corp. (3557-KB), 4.5%, due 07/15/29	10,312,216
	21,848,617	Federal Home Loan Mortgage Corp. (3557-NB), 4.5%, due 07/15/29	23,564,103
	10,942,722	Federal Home Loan Mortgage Corp. (3558-KB), 4%, due 08/15/29	11,685,818
	16,338,568	Federal Home Loan Mortgage Corp. (3565-XB), 4%, due 08/15/24	17,291,957
	1,310,077	Federal Home Loan Mortgage Corp. (3575-D), 4.5%, due 03/15/37	1,409,031
	20,115,000	Federal Home Loan Mortgage Corp. (3626-MD), 5%, due 01/15/38 (PAC)	21,852,448
	20,025,406	Federal Home Loan Mortgage Corp. (3719-PJ), 4.5%, due 09/15/40 (PAC)	22,489,660
	14,269,682	Federal Home Loan Mortgage Corp. (3788-SB), 5.945%, due 01/15/41 (I/O) (I/F) (2)	2,760,184
	3,646,200	Federal Home Loan Mortgage Corp. (3885-PO), 0%, due 11/15/33 (P/O) (PAC) (4)	3,218,216
	10,470,000	Federal Home Loan Mortgage Corp. (3930-KE), 4%, due 09/15/41 (PAC)	11,668,479
	6,046,127	Federal Home Loan Mortgage Corp. (4030-HS), 6.075%, due 04/15/42 (I/O) (I/F) (2)	1,172,349
	8,022,201	Federal Home Loan Mortgage Corp. (R002-ZA), 5.5%, due 06/15/35	8,927,200
	5,806,448	Federal Home Loan Mortgage Corp., Pool #A88591, 5%, due 09/01/39	6,474,152
	32,292,177	Federal Home Loan Mortgage Corp., Pool #A91162, 5%, due 02/01/40	36,633,566
	9,595,624	Federal Home Loan Mortgage Corp., Pool #A92195, 5%, due 05/01/40	10,829,028
	21,603,809	Federal Home Loan Mortgage Corp., Pool #A97038, 4%, due 02/01/41	23,493,607
	3,801	Federal Home Loan Mortgage Corp., Pool #B15322, 5%, due 07/01/19	3,906
	5,864	Federal Home Loan Mortgage Corp., Pool #B15490, 5%, due 07/01/19	6,026
	29,494	Federal Home Loan Mortgage Corp., Pool #B15557, 5%, due 07/01/19	30,387
	57,333	Federal Home Loan Mortgage Corp., Pool #C90552, 6%, due 06/01/22	64,670
	213,521	Federal Home Loan Mortgage Corp., Pool #G01959, 5%, due 12/01/35	238,114
	37,406,230	Federal Home Loan Mortgage Corp., Pool #G06173, 4%, due 11/01/40	41,162,021
	11,417,784	Federal Home Loan Mortgage Corp., Pool #G07556, 4%, due 11/01/43	12,539,830
	42,265,231	Federal Home Loan Mortgage Corp., Pool #G07786, 4%, due 08/01/44	46,291,528
	88,494,563	Federal Home Loan Mortgage Corp., Pool #G07848, 3.5%, due 04/01/44	94,477,004

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	70,429,073	Federal Home Loan Mortgage Corp., Pool #G07924, 3.5%, due 01/01/45	$74,665,393
	52,650,312	Federal Home Loan Mortgage Corp., Pool #G08677, 4%, due 11/01/45	56,319,334
	66,736,289	Federal Home Loan Mortgage Corp., Pool #G08681, 3.5%, due 12/01/45	70,049,891
	135,237,536	Federal Home Loan Mortgage Corp., Pool #G08687, 3.5%, due 01/01/46	141,972,685
	11,822,938	Federal Home Loan Mortgage Corp., Pool #G08698, 3.5%, due 03/01/46	12,414,121
	42,025,689	Federal Home Loan Mortgage Corp., Pool #G08699, 4%, due 03/01/46	44,997,035
	126,910,648	Federal Home Loan Mortgage Corp., Pool #G08702, 3.5%, due 04/01/46	133,236,210
	68,338,952	Federal Home Loan Mortgage Corp., Pool #G08706, 3.5%, due 05/01/46	71,794,355
	4,765,859	Federal Home Loan Mortgage Corp., Pool #G08710, 3%, due 06/01/46	4,909,502
	24,446,413	Federal Home Loan Mortgage Corp., Pool #G08711, 3.5%, due 06/01/46	25,688,627
	90,641,002	Federal Home Loan Mortgage Corp., Pool #G08715, 3%, due 08/01/46	93,374,470
	155,831,195	Federal Home Loan Mortgage Corp., Pool #G08716, 3.5%, due 08/01/46	163,604,492
	100,661,512	Federal Home Loan Mortgage Corp., Pool #G08721, 3%, due 09/01/46	103,693,493
	59,845,375	Federal Home Loan Mortgage Corp., Pool #G08722, 3.5%, due 09/01/46	62,905,746
	33,850,000	Federal Home Loan Mortgage Corp., Pool #G08732, 3%, due 10/01/46	34,869,471
	263,661	Federal Home Loan Mortgage Corp., Pool #G11678, 4.5%, due 04/01/20	274,442
	804,012	Federal Home Loan Mortgage Corp., Pool #G12635, 5.5%, due 03/01/22	827,099
	781,445	Federal Home Loan Mortgage Corp., Pool #G12702, 4.5%, due 09/01/20	803,730
	1,219,968	Federal Home Loan Mortgage Corp., Pool #G13390, 6%, due 01/01/24	1,316,874
	54,540,465	Federal Home Loan Mortgage Corp., Pool #G18592, 3%, due 03/01/31	57,160,965
	16,386	Federal Home Loan Mortgage Corp., Pool #G30194, 6.5%, due 04/01/21	18,209
	2,574,222	Federal Home Loan Mortgage Corp., Pool #G30450, 6%, due 01/01/29	2,952,380
	2,778,418	Federal Home Loan Mortgage Corp., Pool #G30452, 6%, due 10/01/28	3,187,184
	4,053,468	Federal Home Loan Mortgage Corp., Pool #G30454, 5%, due 05/01/29	4,499,981
	74,605,431	Federal Home Loan Mortgage Corp., Pool #G60080, 3.5%, due 06/01/45	79,186,675
	139,317,398	Federal Home Loan Mortgage Corp., Pool #G60238, 3.5%, due 10/01/45	147,872,364
	84,597,551	Federal Home Loan Mortgage Corp., Pool #G60440, 3.5%, due 03/01/46	89,750,801
	32,772,958	Federal Home Loan Mortgage Corp., Pool #G67700, 3.5%, due 08/01/46	34,816,146
	633,938	Federal Home Loan Mortgage Corp., Pool #H82001, 5.5%, due 07/01/37	703,200
	5,318,864	Federal Home Loan Mortgage Corp., Pool #N70081, 5.5%, due 07/01/38	6,031,803
	5,950,478	Federal Home Loan Mortgage Corp., Pool #P51350, 5%, due 03/01/36	6,602,535
	31,885,584	Federal Home Loan Mortgage Corp., Pool #V80284, 3.5%, due 08/01/43	34,039,642
	42,353,324	Federal Home Loan Mortgage Corp., Pool #V80353, 3%, due 08/01/43	43,820,801
	324,489	Federal National Mortgage Association (01-40-Z), 6%, due 08/25/31	370,931
	733,118	Federal National Mortgage Association (03-117-TG), 4.75%, due 08/25/33 (PAC)	791,607
	929,307	Federal National Mortgage Association (04-52-SW), 6.566%, due 07/25/34 (I/O) (I/F) (2)	210,330
	2,147,587	Federal National Mortgage Association (04-65-LT), 4.5%, due 08/25/24	2,293,213
	2,337,097	Federal National Mortgage Association (04-68-LC), 5%, due 09/25/29	2,569,548
	8,208,249	Federal National Mortgage Association (05-117-LC), 5.5%, due 11/25/35 (PAC)	8,820,284
	454,667	Federal National Mortgage Association (05-74-CP), 22.792%, due 05/25/35 (I/F) (PAC) (2)	681,263
	3,176,559	Federal National Mortgage Association (07-20-SI), 5.916%, due 03/25/37 (I/O) (I/F) (2)	502,541

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	2,797,159	Federal National Mortgage Association (07-21-SE), 5.906%, due 03/25/37 (I/O) (I/F) (2)	$403,747
	3,387,452	Federal National Mortgage Association (07-56-SG), 5.876%, due 06/25/37 (I/O) (I/F) (2)	486,844
	9,184,243	Federal National Mortgage Association (07-58-SV), 6.216%, due 06/25/37 (I/O) (I/F) (2)	1,502,153
	2,174,060	Federal National Mortgage Association (07-65-S), 6.066%, due 07/25/37 (I/O) (I/F) (2)	325,513
	1,183,966	Federal National Mortgage Association (07-88-FY), 0.994%, due 09/25/37 (2)	1,189,209
	10,233,047	Federal National Mortgage Association (07-103-AI), 5.966%, due 03/25/37 (I/O) (I/F) (2)	1,275,596
	23,096,774	Federal National Mortgage Association (07-B2-ZA), 5.5%, due 06/25/37	26,183,117
	9,255,421	Federal National Mortgage Association (08-1-AI), 5.716%, due 05/25/37 (I/O) (I/F) (2)	1,703,414
	6,997,596	Federal National Mortgage Association (08-13-SB), 5.706%, due 03/25/38 (I/O) (I/F) (2)	1,479,165
	13,334,025	Federal National Mortgage Association (08-23-SB), 6.316%, due 04/25/38 (I/O) (I/F) (2)	2,608,407
	1,186,911	Federal National Mortgage Association (08-35-SD), 5.916%, due 05/25/38 (I/O) (I/F) (2)	182,773
	19,654,856	Federal National Mortgage Association (08-66-SG), 5.536%, due 08/25/38 (I/O) (I/F) (2)	3,491,508
	7,164,283	Federal National Mortgage Association (08-68-SA), 5.436%, due 08/25/38 (I/O) (I/F) (2)	1,071,590
	4,095,764	Federal National Mortgage Association (09-3-SH), 4.916%, due 06/25/37 (I/O) (I/F) (2)	511,412
	1,786,393	Federal National Mortgage Association (09-47-SV), 6.216%, due 07/25/39 (I/O) (I/F) (2)	322,994
	7,439,672	Federal National Mortgage Association (09-51-SA), 6.216%, due 07/25/39 (I/O) (I/F) (2)	1,456,762
	3,919,903	Federal National Mortgage Association (09-6-SD), 5.016%, due 02/25/39 (I/O) (I/F) (2)	708,205
	8,963,451	Federal National Mortgage Association (09-68-KB), 4%, due 09/25/24	9,351,845
	21,158,485	Federal National Mortgage Association (09-71-LB), 4%, due 09/25/29	22,579,920
	27,552,291	Federal National Mortgage Association (09-72-AC), 4%, due 09/25/29	29,301,017
	2,007,245	Federal National Mortgage Association (09-72-JS), 6.716%, due 09/25/39 (I/O) (I/F) (2)	431,344
	20,937,000	Federal National Mortgage Association (10-136-CX), 4%, due 08/25/39 (PAC)	22,765,942
	50,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	54,461,620
	11,738,000	Federal National Mortgage Association (12-128-UY), 2.5%, due 11/25/42 (PAC)	11,213,727
	40,208,614	Federal National Mortgage Association (12-133-GC), 2.5%, due 08/25/41 (PAC)	41,183,987
	14,724,826	Federal National Mortgage Association (12-153-PC), 2%, due 05/25/42 (PAC)	14,504,325
	10,011,464	Federal National Mortgage Association (13-101-BO), 0%, due 10/25/43 (P/O) (4)	8,200,596

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	23,396,613	Federal National Mortgage Association (13-101-CO), 0%, due 10/25/43 (P/O) (4)	$19,201,532
	22,129,913	Federal National Mortgage Association (13-21-EC), 2%, due 12/25/38 (I/O)	22,248,221
	21,400,000	Federal National Mortgage Association (13-95-PN), 3%, due 01/25/43 (PAC)	21,951,946
	94,272	Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23 (I/F) (PAC) (2)	105,692
	534,112	Federal National Mortgage Association (95-21-C), 0%, due 05/25/24 (P/O) (4)	502,508
	40,375	Federal National Mortgage Association (G92-29-J), 8%, due 07/25/22	45,171
	15,978	Federal National Mortgage Association, Pool #254442, 5.5%, due 09/01/17	16,188
	174,372	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	194,268
	2,372,661	Federal National Mortgage Association, Pool #257536, 5%, due 01/01/29	2,627,149
	1,140,709	Federal National Mortgage Association, Pool #310033, 6%, due 07/01/47	1,262,993
	5,591,395	Federal National Mortgage Association, Pool #555424, 5.5%, due 05/01/33	6,352,289
	281,016	Federal National Mortgage Association, Pool #555811, 4%, due 10/01/18	290,963
	47,301	Federal National Mortgage Association, Pool #661856, 3.008%, due 10/01/32 (2)	47,142
	86,268	Federal National Mortgage Association, Pool #671133, 2.412%, due 02/01/33 (2)	89,179
	52,815	Federal National Mortgage Association, Pool #672272, 2.392%, due 12/01/32 (2)	55,382
	156,618	Federal National Mortgage Association, Pool #687847, 2.616%, due 02/01/33 (2)	165,330
	821,060	Federal National Mortgage Association, Pool #692104, 2.292%, due 02/01/33 (2)	849,213
	360,191	Federal National Mortgage Association, Pool #699866, 2.712%, due 04/01/33 (2)	375,690
	141,862	Federal National Mortgage Association, Pool #704454, 2.838%, due 05/01/33 (2)	145,093
	224,988	Federal National Mortgage Association, Pool #708820, 3.015%, due 06/01/33 (2)	224,984
	145,490	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	150,640
	205,631	Federal National Mortgage Association, Pool #728824, 2.956%, due 07/01/33 (2)	218,494
	659,193	Federal National Mortgage Association, Pool #734384, 5.5%, due 07/01/33	726,997
	13,723	Federal National Mortgage Association, Pool #785677, 5%, due 07/01/19	14,153
	701,149	Federal National Mortgage Association, Pool #888593, 7%, due 06/01/37	826,959
	576,727	Federal National Mortgage Association, Pool #934103, 5%, due 07/01/38	620,810
	1,511,345	Federal National Mortgage Association, Pool #979563, 5%, due 04/01/28	1,673,622
	811,040	Federal National Mortgage Association, Pool #995040, 5%, due 06/01/23	870,154
	4,107,829	Federal National Mortgage Association, Pool #995425, 6%, due 01/01/24	4,500,333
	2,073,664	Federal National Mortgage Association, Pool #995573, 6%, due 01/01/49	2,308,693
	6,848,151	Federal National Mortgage Association, Pool #995953, 6%, due 11/01/28	7,843,690
	3,775,326	Federal National Mortgage Association, Pool #995954, 6%, due 03/01/29	4,324,158
	3,931,735	Federal National Mortgage Association, Pool #AA3303, 5.5%, due 06/01/38	4,434,912
	48,076,313	Federal National Mortgage Association, Pool #AB1617, 4%, due 10/01/40	52,882,065
	40,499,071	Federal National Mortgage Association, Pool #AB6210, 3%, due 09/01/42	41,840,603

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Agency (Continued)
$	11,319,724	Federal National Mortgage Association, Pool #AE0588, 6%, due 08/01/37	$13,053,914
	8,622,136	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	9,900,323
	6,263,770	Federal National Mortgage Association, Pool #AL1594, 6%, due 07/01/40	7,203,892
	56,607,489	Federal National Mortgage Association, Pool #AL4597, 4%, due 01/01/44	62,109,030
	74,926,746	Federal National Mortgage Association, Pool #AL9105, 4.5%, due 10/01/46	81,924,904
	52,644,073	Federal National Mortgage Association, Pool #AL9106, 4.5%, due 02/01/46	57,790,395
	56,386,517	Federal National Mortgage Association, Pool #AL9107, 4.5%, due 03/01/46	61,695,949
	9,865,878	Federal National Mortgage Association, Pool #AL9108, 4.5%, due 12/01/34	10,868,267
	67,027,223	Federal National Mortgage Association, Pool #BC1158, 3.5%, due 02/01/46	70,372,015
	60,126,495	Federal National Mortgage Association, Pool #MA1561, 3%, due 09/01/33	62,644,292
	43,992,857	Federal National Mortgage Association, Pool #MA1584, 3.5%, due 09/01/33	46,708,043
	15,754,088	Federal National Mortgage Association, Pool #MA2740, 2.5%, due 09/01/26 (5)	16,231,253
	4,047,621	Federal National Mortgage Association, Pool #MA2776, 2.5%, due 10/01/26 (5)	4,170,312
	32,960,000	Federal National Mortgage Association, Pool #MA2801, 2.5%, due 11/01/26 (5)	33,969,400
	291,880,000	Federal National Mortgage Association TBA, 3% (6)	300,522,386
	54,520,000	Federal National Mortgage Association TBA, 3% (6)	57,067,106
	538,240,000	Federal National Mortgage Association TBA, 2.5% (6)	553,882,616
	266,285,000	Federal National Mortgage Association TBA, 4% (6)	285,174,592
	226,035,000	Federal National Mortgage Association TBA, 3% (6)	232,180,327
	1,102,455	Government National Mortgage Association (03-42-SH), 6.024%, due 05/20/33 (I/O) (I/F) (2)	235,577
	15,214,700	Government National Mortgage Association (11-70-BO), 0%, due 05/20/41 (P/O) (4)	13,355,903
	16,729,593	Government National Mortgage Association (15-42-ZB), 3%, due 03/20/45	16,807,795
	37,325,347	Government National Mortgage Association (15-43-DM), 2.5%, due 03/20/45	34,862,875
	11,321,064	Government National Mortgage Association (15-44-Z), 3%, due 03/20/45	10,731,890
	9,991,369	Government National Mortgage Association (15-52-EZ), 3%, due 04/16/45	9,884,136
	368,061	Government National Mortgage Association II, Pool #80963, 1.875%, due 07/20/34 (2)	380,573
	124,737,514	Government National Mortgage Association II, Pool #MA3521, 3.5%, due 03/20/46	132,192,527
	58,320,471	Government National Mortgage Association II, Pool #MA3663, 3.5%, due 05/20/46	61,835,803
	71,900,601	Government National Mortgage Association II, Pool #MA3736, 3.5%, due 06/20/46	76,250,856
	16,333,034	Government National Mortgage Association II, Pool #MA3803, 3.5%, due 07/20/46	17,317,263
	51,107,206	Government National Mortgage Association II, Pool #MA3873, 3%, due 08/20/46	53,286,397
	222,427,525	Government National Mortgage Association II, Pool #MA3936, 3%, due 09/20/46	231,950,203
	196,835,000	Government National Mortgage Association II TBA, 3% (6)	205,062,097

		Total Residential Mortgage-Backed Securities — Agency (Cost: $5,452,029,434)	5,561,095,790

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (16.9%)
$	13,720,313	ACE Securities Corp. (06-ASP1-A2D), 1.154%, due 12/25/35 (2)	$13,763,344
	17,513,477	ACE Securities Corp. (07-ASP1-A2C), 0.794%, due 03/25/37 (2)	10,841,660
	9,413,308	ACE Securities Corp. (07-ASP1-A2D), 0.914%, due 03/25/37 (2)	5,920,122
	1,363,713	Adjustable Rate Mortgage Trust (04-5-3A1), 3.035%, due 04/25/35 (2)	1,370,677
	16,286,588	Ameriquest Mortgage Securities, Inc. (05-R10-A2C), 0.864%, due 01/25/36 (2)	16,143,105
	3,375,928	Asset-Backed Funding Certificates (05-HE2-M2), 1.284%, due 06/25/35 (2)	3,360,652
	8,747,000	Asset-Backed Funding Certificates (07-NC1-A2), (144A), 0.834%, due 05/25/37 (1)(2)	6,854,416
	18,559,392	Asset-Backed Funding Certificates (07-WMC1-A2A), 1.284%, due 06/25/37 (2)	14,057,646
	339,536	Asset-Backed Securities Corp. Home Equity (05-HE5-M2), 1.194%, due 06/25/35 (2)	339,702
	789,412	Banc of America Funding Corp. (04-B-3A1), 3.123%, due 12/20/34 (2)	409,590
	97,836	Banc of America Funding Corp. (06-D-2A1), 4.686%, due 05/20/36 (2)(3)	88,267
	5,317,500	Banc of America Funding Corp. (06-D-3A1), 3.243%, due 05/20/36 (2)(3)	4,698,041
	11,353,197	Banc of America Funding Corp. (06-G-2A1), 0.746%, due 07/20/36 (2)	10,748,344
	8,644,800	Banc of America Funding Corp. (15-R8-1A1), (144A), 1.347%, due 11/26/46 (1)(2)	8,261,122
	1,449,451	Banc of America Funding Trust (06-3-4A14), 6%, due 03/25/36	1,470,828
	5,979,590	Banc of America Funding Trust (06-3-5A3), 5.5%, due 03/25/36 (3)	5,608,311
	1,584,458	BCAP LLC Trust (07-AA1-1A2), 0.694%, due 02/25/47 (2)(3)	1,536,916
	22,825,850	BCAP LLC Trust (08-IND2-A1), 2.184%, due 04/25/38 (2)	22,556,485
	106,182	BCAP LLC Trust (09-RR1-21A1), (144A), 3.028%, due 11/26/34 (1)(2)	106,532
	650,418	BCAP LLC Trust (09-RR1-22A1), (144A), 2.98%, due 05/26/35 (1)(2)	649,643
	420,066	BCAP LLC Trust (09-RR1-23A1), (144A), 2.958%, due 05/26/35 (1)(2)	420,769
	737,055	BCAP LLC Trust (11-RR3-1A5), (144A), 3.198%, due 05/27/37 (1)(2)	735,329
	1,309,624	BCAP LLC Trust (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,280,360
	5,097,380	BCAP LLC Trust (11-RR4-2A3), (144A), 1%, due 06/26/47 (1)(2)	5,083,015
	5,127,115	BCAP LLC Trust (11-RR4-3A3), (144A), 3.016%, due 07/26/36 (1)(2)	5,070,097
	5,774,128	BCAP LLC Trust (11-RR5-1A3), (144A), 2.689%, due 03/26/37 (1)(2)	5,783,531
	12,581,637	BCAP LLC Trust (11-RR9-7A1), (144A), 2.319%, due 04/26/37 (1)(2)	12,508,802
	3,808,363	BCAP LLC Trust (12-RR2-9A3), (144A), 2.889%, due 03/26/35 (1)(2)	3,785,004
	5,936,892	BCAP LLC Trust (12-RR8-3A1), (144A), 3.082%, due 08/26/36 (1)(2)(3)	5,923,289
	1,603,554	BCAP LLC Trust (12-RR9-1A1), (144A), 0.705%, due 07/26/35 (1)(2)(3)	1,588,577
	4,843,969	BCAP LLC Trust (13-RR2-6A1), (144A), 3%, due 06/26/37 (1)(2)	4,829,425
	1,668,261	Bear Stearns Alt-A Trust (04-13-A1), 1.274%, due 11/25/34 (2)	1,637,435
	6,994	Bear Stearns Alt-A Trust (05-2-2A4), 2.882%, due 04/25/35 (2)	6,742
	8,693,099	Bear Stearns Alt-A Trust (05-4-23A1), 2.986%, due 05/25/35 (2)	8,407,926
	705,079	Bear Stearns Alt-A Trust (06-4-32A1), 3.243%, due 07/25/36 (2)(3)	557,745
	1,362,619	Bear Stearns ARM Trust (04-12-1A1), 2.92%, due 02/25/35 (2)	1,243,244
	10,879,675	Bear Stearns ARM Trust (05-10-A3), 3.071%, due 10/25/35 (2)	11,035,644
	3,074,293	Bear Stearns ARM Trust (06-2-2A1), 3.218%, due 07/25/36 (2)(3)	2,699,315
	414,950	Bear Stearns ARM Trust (07-1-2A1), 2.951%, due 02/25/47 (2)(3)	346,490
	1,935,438	Bear Stearns ARM Trust (07-5-3A1), 4.78%, due 08/25/47 (2)(3)	1,831,226
	2,425,723	Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3), 5.5%, due 09/25/35 (2)	2,467,101

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	5,186,609	Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4), 5.4%, due 09/25/35 (2)	$5,275,105
	7,462,868	Bear Stearns Asset-Backed Securities I Trust (06-HE9-1A2), 0.684%, due 11/25/36 (2)	6,460,478
	869,176	Bear Stearns Mortgage Funding Trust (06-AR3-1A1), 0.714%, due 10/25/36 (2)	719,296
	188,798	BNC Mortgage Loan Trust (07-3-A2), 0.594%, due 07/25/37 (2)	188,747
	10,662,336	Carrington Mortgage Loan Trust (05-NC5-A3), 0.954%, due 10/25/35 (2)(3)	10,483,398
	1,247,179	Chase Mortgage Finance Corp. (06-A1-2A1), 3.079%, due 09/25/36 (2)(3)	1,131,049
	6,840,547	Chase Mortgage Finance Corp. (07-A1-8A1), 3.168%, due 02/25/37 (2)	6,925,827
	4,604,837	Chaseflex Trust (05-1-1A5), 6.5%, due 02/25/35	4,548,022
	20,863,553	Chaseflex Trust (06-1-A3), 6.295%, due 06/25/36 (2)(3)	20,759,146
	27,676,746	CIM Trust (15-3AG-A1), (144A), 2.277%, due 10/25/57 (1)(2)	27,350,017
	37,216,477	CIM Trust (15-4AG-A1), (144A), 2.527%, due 10/25/57 (1)(2)	36,559,961
	55,000,000	CIM Trust (16-4-A1), (144A), 1%, due 10/25/57 (1)(2)	54,725,000
	1,034,938	Citicorp Mortgage Securities Trust, Inc. (07-4-3A1), 5.5%, due 05/25/37	1,021,780
	3,876,050	Citicorp Residential Mortgage Trust, Inc. (06-2-A4), 5.775%, due 09/25/36	4,024,622
	7,357,216	Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A), 2.99%, due 07/25/36 (2)(3)	6,397,874
	9,633,854	Citigroup Mortgage Loan Trust, Inc. (06-WFH2-A2A), 0.684%, due 08/25/36 (2)	9,469,690
	4,571,144	Citigroup Mortgage Loan Trust, Inc. (07-12-2A1), (144A), 6.5%, due 10/25/36 (1)(3)	3,405,614
	2,589,295	Citigroup Mortgage Loan Trust, Inc. (08-AR4-1A1A), (144A), 3%, due 11/25/38 (1)(2)	2,607,475
	725,147	Citigroup Mortgage Loan Trust, Inc. (09-5-7A1), (144A), 0.875%, due 07/25/36 (1)(2)	720,666
	1,194,674	Citigroup Mortgage Loan Trust, Inc. (10-4-4A5), (144A), 5%, due 10/25/35 (1)(3)	1,222,238
	5,864,313	Citigroup Mortgage Loan Trust, Inc. (14-10-2A1), (144A), 0.775%, due 07/25/37 (1)(2)	5,701,212
	844,918	CitiMortgage Alternative Loan Trust (05-A1-2A1), 5%, due 07/25/20	853,718
	4,481,647	Conseco Financial Corp. (99-2-A7), 6.44%, due 12/01/30	4,685,097
	849,644	Countrywide Alternative Loan Trust (05-20CB-4A1), 5.25%, due 07/25/20 (3)	832,713
	397,200	Countrywide Alternative Loan Trust (05-84-1A1), 2.833%, due 02/25/36 (2)(3)	276,606
	1,379,114	Countrywide Alternative Loan Trust (05-J1-2A1), 5.5%, due 02/25/25	1,400,676
	18,227,057	Countrywide Alternative Loan Trust (06-HY12-A5), 2.957%, due 08/25/36 (2)	17,372,963
	893,451	Countrywide Alternative Loan Trust (06-J3-3A1), 5.5%, due 04/25/21	878,744
	11,757,276	Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3), 5.5%, due 08/25/34	12,310,818
	15,813,827	Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1), 1.125%, due 05/25/35 (2)	12,691,162
	49,578	Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1), 3.063%, due 09/20/35 (2)(3)	41,107
	15,841	Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1), 3.295%, due 09/25/47 (2)(3)	14,453

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	65,390	Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1), 2.867%, due 03/25/37 (2)(3)	$50,449
	66,417	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	67,898
	2,946,916	Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1), 6.5%, due 12/25/35 (3)	2,259,109
	10,685,105	Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1), 6.5%, due 01/25/36 (3)	7,787,322
	12,850,732	Credit Suisse Mortgage Capital Certificates (15-5R-2A1), (144A), 0.805%, due 04/27/47 (1)(2)	12,375,717
	5,123,934	Credit Suisse Mortgage Trust (13-7R-4A1), (144A), 0.685%, due 07/26/36 (1)(2)	4,786,215
	4,868,425	Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2), 3.394%, due 01/25/36	3,602,399
	34,843,959	Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4), 0.694%, due 10/25/36 (2)	23,548,196
	19,341,467	Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4), 0.764%, due 11/25/36 (2)	12,486,304
	4,524,170	Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B), 4.429%, due 02/25/37	3,356,775
	15,562,275	Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C), 4.429%, due 02/25/37	11,545,129
	7,581,951	CSMC Mortgage-Backed Trust (06-8-3A1), 6%, due 10/25/21 (3)	7,281,439
	4,245,995	CSMC Mortgage-Backed Trust (06-9-5A1), 5.5%, due 11/25/36 (3)	4,087,571
	13,064,876	CSMC Mortgage-Backed Trust (07-2-3A4), 5.5%, due 03/25/37 (3)	11,908,936
	9,604,051	CSMC Mortgage-Backed Trust (14-11R-11A1), (144A), 2.274%, due 06/27/47 (1)(2)	9,815,922
	616,515	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6), 0.724%, due 02/25/37 (2)(3)	498,716
	4,179,695	DSLA Mortgage Loan Trust (05-AR6-2A1A), 0.818%, due 10/19/45 (2)	3,582,156
	37,464,194	DSLA Mortgage Loan Trust (06-AR2-2A1A), 0.728%, due 10/19/36 (2)	31,876,193
	11,224,290	DSLA Mortgage Loan Trust (07-AR1-2A1A), 0.668%, due 04/19/47 (2)	9,057,113
	5,226,794	Fieldstone Mortgage Investment Corp. (07-1-2A2), 0.804%, due 04/25/47 (2)	3,833,876
	32,647,558	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C), 0.694%, due 12/25/37 (2)	20,631,131
	19,158,375	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D), 0.744%, due 12/25/37 (2)	12,218,616
	6,547,603	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C), 0.665%, due 01/25/38 (2)	4,290,617
	27,459,957	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D), 0.745%, due 01/25/38 (2)	18,647,162
	5,068,000	First Franklin Mortgage Loan Trust (06-FF9-2A4), 0.784%, due 06/25/36 (2)	3,192,256
	7,016,492	First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1), 2.924%, due 05/25/35 (2)	6,709,666
	5,225,803	First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1), 2.824%, due 09/25/35 (2)(3)	4,579,754

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	5,041,279	First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1), 2.824%, due 09/25/35 (2)(3)	$4,610,410
	17,997,268	First Horizon Alternative Mortgage Securities Trust (06-AA7-A1), 2.696%, due 01/25/37 (2)(3)	15,280,359
	17,099,999	Fremont Home Loan Trust (05-E-2A4), 0.864%, due 01/25/36 (2)	15,351,068
	4,718,532	Fremont Home Loan Trust (06-1-2A3), 0.714%, due 04/25/36 (2)	4,375,255
	4,251,465	GMAC Mortgage Loan Trust (05-AR5-2A1), 3.558%, due 09/19/35 (2)	3,855,896
	734,757	GreenPoint Mortgage Funding Trust (05-AR3-1A1), 0.774%, due 08/25/45 (2)	608,617
	10,036,548	GreenPoint Mortgage Funding Trust (06-AR5-A2A2), 0.684%, due 10/25/46 (2)(3)	9,905,781
	998,355	GS Mortgage Securities Corp. (09-1R-3A1), (144A), 2.888%, due 11/25/35 (1)(2)	1,002,129
	2,542,108	GSAA Home Equity Trust (05-7-AF5), 4.611%, due 05/25/35	2,571,005
	1,467,360	GSAA Home Equity Trust (05-9-2A3), 0.904%, due 08/25/35 (2)	1,441,374
	4,354,187	GSR Mortgage Loan Trust (04-9-3A1), 3.151%, due 08/25/34 (2)	4,417,659
	494,963	GSR Mortgage Loan Trust (05-4F-4A3), 5.5%, due 05/25/35	497,762
	19,083,161	GSR Mortgage Loan Trust (07-3F-3A7), 6%, due 05/25/37	18,187,873
	1,713,805	GSR Mortgage Loan Trust (07-AR2-2A1), 2.781%, due 05/25/37 (2)(3)	1,539,747
	2,900,486	GSR Mortgage Loan Trust (07-AR2-5A1A), 5.191%, due 05/25/37 (2)(3)	2,559,909
	3,550,577	Harborview Mortgage Loan Trust (05-9-2A1A), 0.866%, due 06/20/35 (2)	3,263,467
	23,287,217	Harborview Mortgage Loan Trust (06-8-2A1A), 0.715%, due 07/21/36 (2)	18,930,612
	3,766,822	Home Equity Asset Trust (05-8-2A4), 0.894%, due 02/25/36 (2)	3,778,925
	2,852,505	Homestar Mortgage Acceptance Corp. (04-3-AV2C), 1.114%, due 07/25/34 (2)	2,834,479
	688,485	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.984%, due 10/25/34 (2)	683,367
	1,211,174	HSI Asset Loan Obligation Trust (07-2-2A12), 6%, due 09/25/37 (3)	1,115,970
	10,305	Impac CMB Trust (04-5-1A1), 1.254%, due 10/25/34 (2)	9,907
	1,675,232	Impac CMB Trust (05-1-1A1), 1.054%, due 04/25/35 (2)	1,557,158
	8,614,840	Impac CMB Trust (05-5-A2), 0.974%, due 08/25/35 (2)	7,525,093
	9,888,883	Indymac Index Mortgage Loan Trust (04-AR4-2A), 2.963%, due 08/25/34 (2)	9,829,709
	1,449,127	Indymac Index Mortgage Loan Trust (04-AR9-4A), 2.553%, due 11/25/34 (2)	1,325,093
	6,659,700	Indymac Index Mortgage Loan Trust (05-AR17-3A1), 2.919%, due 09/25/35 (2)(3)	5,659,639
	5,223,051	Indymac Index Mortgage Loan Trust (05-AR23-2A1), 2.913%, due 11/25/35 (2)(3)	4,590,823
	6,503,799	Indymac Index Mortgage Loan Trust (05-AR23-6A1), 2.987%, due 11/25/35 (2)(3)	5,419,611
	3,361,590	Indymac Index Mortgage Loan Trust (05-AR25-2A1), 2.984%, due 12/25/35 (2)(3)	2,983,510
	4,662,738	Indymac Index Mortgage Loan Trust (05-AR7-2A1), 2.786%, due 06/25/35 (2)	3,901,307
	5,952,412	Indymac Index Mortgage Loan Trust (06-AR19-4A1), 3.119%, due 08/25/36 (2)(3)	4,547,015
	12,506,160	Indymac Index Mortgage Loan Trust (06-AR39-A1), 0.714%, due 02/25/37 (2)(3)	10,950,496
	30,694	Indymac Index Mortgage Loan Trust (07-AR11-1A1), 2.859%, due 06/25/37 (2)(3)	23,234

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	23,233,677	Indymac Index Mortgage Loan Trust (07-AR5-2A1), 3.149%, due 05/25/37 (2)(3)	$18,735,449
	5,716,849	Indymac Index Mortgage Loan Trust (07-AR7-1A1), 3.278%, due 11/25/37 (2)	5,346,862
	12,762,620	Indymac Index Mortgage Loan Trust (07-FLX1-A2), 0.714%, due 02/25/37 (2)	12,602,680
	404,125	Jefferies & Co., Inc. (09-R3-1A1), (144A), 2.823%, due 12/26/35 (1)(2)	406,397
	9,748,725	JPMorgan Alternative Loan Trust (06-A2-5A1), 2.952%, due 05/25/36 (2)(3)	6,749,692
	6,990,922	JPMorgan Alternative Loan Trust (06-A4-A8), 3.072%, due 09/25/36 (2)(3)	7,194,057
	8,740,025	JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4), 5.763%, due 10/25/36	7,108,181
	29,015,000	JPMorgan Mortgage Acquisition Corp. (07-CH4-A4), 0.694%, due 01/25/36 (2)	27,350,851
	693,728	JPMorgan Mortgage Trust (05-A6-7A1), 3.165%, due 08/25/35 (2)(3)	665,574
	4,533,819	JPMorgan Mortgage Trust (06-A2-5A3), 2.971%, due 11/25/33 (2)	4,575,985
	815,454	JPMorgan Mortgage Trust (06-A4-1A4), 3.211%, due 06/25/36 (2)(3)	735,106
	39,053	JPMorgan Mortgage Trust (06-A7-2A4R), 3.064%, due 01/25/37 (2)(3)	36,695
	1,463,713	JPMorgan Mortgage Trust (06-S2-2A2), 5.875%, due 06/25/21 (3)	1,424,553
	332,700	JPMorgan Resecuritization Trust Series (10-5-3A1), (144A), 2.79%, due 08/26/36 (1)(2)	332,812
	4,308,530	JPMorgan Resecuritization Trust Series (12-3-A3), (144A), 0.695%, due 11/26/36 (1)(2)	4,229,500
	8,503,980	JPMorgan Resecuritization Trust Series (14-6-3A1), (144A), 0.735%, due 07/27/46 (1)(2)	8,003,475
	1,084,059	Lehman Mortgage Trust (05-1-6A1), 5%, due 11/25/20	823,863
	3,090,554	Lehman Mortgage Trust (06-4-4A1), 6%, due 08/25/21 (3)	3,033,520
	1,568,440	Lehman Mortgage Trust (07-10-4A1), 6%, due 01/25/27 (3)	1,162,170
	22,383,842	Lehman XS Trust (06-10N-1A3A), 0.744%, due 07/25/46 (2)(3)	17,998,881
	491	Lehman XS Trust (06-12N-A2A1), 0.675%, due 08/25/46 (2)(3)	492
	7,649,299	Lehman XS Trust (06-12N-A31A), 0.734%, due 08/25/46 (2)(3)	5,938,657
	6,867,268	Lehman XS Trust (06-13-1A2), 0.704%, due 09/25/36 (2)(3)	6,247,830
	15,022,507	Lehman XS Trust (06-9-A1B), 0.694%, due 05/25/46 (2)(3)	13,082,172
	1,905,076	Lehman XS Trust (06-GP4-3A2A), 0.694%, due 08/25/46 (2)(3)	1,893,400
	30	Lehman XS Trust (07-4N-1A1), 0.655%, due 03/25/47 (2)(3)	30
	12,591,242	Long Beach Mortgage Loan Trust (06-WL1-1A3), 0.864%, due 01/25/46 (2)	12,214,377
	14,950,000	Long Beach Mortgage Loan Trust (06-WL1-2A4), 0.874%, due 01/25/46 (2)	12,591,697
	3,563,015	Luminent Mortgage Trust (07-2-1A3), 0.754%, due 05/25/37 (2)(3)	3,424,495
	7,622,503	Madison Avenue Manufactured Housing Contract (02-A-B1), 3.784%, due 03/25/32 (2)	7,743,726
	8,547,417	MASTR Adjustable Rate Mortgages Trust (04-9-M1), 1.114%, due 11/25/34 (2)	8,497,381
	106,715	MASTR Adjustable Rate Mortgages Trust (07-2-A2), 0.644%, due 03/25/47 (2)	106,085
	7,272,031	MASTR Alternative Loans Trust (05-4-1A1), 6.5%, due 05/25/35	7,143,510
	75,539	MASTR Alternative Loans Trust (06-2-2A1), 0.934%, due 03/25/36 (2)(3)	15,078
	130,911	MASTR Asset Securitization Trust (03-8-1A1), 5.5%, due 09/25/33	131,608
	65,273	MASTR Asset Securitization Trust (06-3-2A1), 0.984%, due 10/25/36 (2)(3)	37,884
	691,131	MASTR Asset-Backed Securities Trust (06-AB1-A2), 0.764%, due 02/25/36 (2)	690,987
	2,358,732	MASTR Asset-Backed Securities Trust (06-AB1-A4), 5.719%, due 02/25/36	2,329,545
	5,418,856	MASTR Asset-Backed Securities Trust (06-HE1-A4), 0.824%, due 01/25/36 (2)	5,272,204
	24,426,592	MASTR Asset-Backed Securities Trust (06-HE5-A3), 0.694%, due 11/25/36 (2)	15,168,093
	12,737	MASTR Seasoned Securitization Trust (04-1-4A1), 3.051%, due 10/25/32 (2)	12,898

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	2,374,428	Merrill Lynch Alternative Note Asset Trust (07-A1-A2C), 0.764%, due 01/25/37 (2)	$1,105,593
	1,221,405	Merrill Lynch Alternative Note Asset Trust (07-A1-A3), 0.694%, due 01/25/37 (2)	559,220
	9,332,937	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B), 0.704%, due 04/25/37 (2)	5,470,009
	32,661,339	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C), 0.784%, due 04/25/37 (2)	19,423,395
	8,049,573	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D), 0.874%, due 04/25/37 (2)	4,864,826
	7,276,824	Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C), 0.774%, due 05/25/37 (2)	3,693,588
	3,552,087	Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B), 0.664%, due 06/25/37 (2)	2,554,313
	43,895,986	Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3), 0.694%, due 07/25/37 (2)	28,305,133
	2,865,401	Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1), 2.99%, due 08/25/36 (2)(3)	2,649,324
	4,103,385	Mid-State Trust (05-1-A), 5.745%, due 01/15/40	4,426,392
	1,003,122	Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2), 1.494%, due 09/25/34 (2)	971,664
	5,074,324	Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3), 1.329%, due 07/25/35 (2)	5,001,739
	2,027,988	Morgan Stanley Home Equity Loan Trust (05-2-M3), 1.209%, due 05/25/35 (2)	2,034,689
	4,404,190	Morgan Stanley Home Equity Loan Trust (06-2-A4), 0.814%, due 02/25/36 (2)	4,217,541
	3,804,070	Morgan Stanley Mortgage Loan Trust (05-6AR-1A1), 0.814%, due 11/25/35 (2)	3,734,074
	1,197,679	Morgan Stanley Mortgage Loan Trust (07-3XS-2A6), 5.763%, due 01/25/47	681,175
	4,397,980	Morgan Stanley Mortgage Loan Trust (07-7AX-2A1), 0.654%, due 04/25/37 (2)	2,127,192
	12,530,794	Morgan Stanley REREMIC Trust (13-R2-1A), (144A), 2.38%, due 10/26/36 (1)(2)	12,514,455
	2,847,690	Morgan Stanley REREMIC Trust (13-R3-12A), (144A), 2.961%, due 01/26/47 (1)(2)	2,846,430
	12,544,824	Morgan Stanley Resecuritization Trust (14-R2-2A), (144A), 2.258%, due 12/26/46 (1)(2)	12,630,086
	9,829,279	MortgageIT Trust (05-3-A1), 0.834%, due 08/25/35 (2)	9,324,152
	5,053,985	MortgageIT Trust (05-4-A1), 0.814%, due 10/25/35 (2)	4,608,963
	10,000,000	Nationstar Home Equity Loan Trust (07-B-2AV3), 0.784%, due 04/25/37 (2)	9,433,632
	7,490,800	New Century Home Equity Loan Trust (05-1-A1SS), 1.054%, due 03/25/35 (2)	7,500,106
	3,959,087	Nomura Resecuritization Trust (12-3R-1A1), (144A), 0.698%, due 01/26/37 (1)(2)(3)	3,872,146
	12,000,371	Nomura Resecuritization Trust (15-1R-2A1), (144A), 1.044%, due 10/26/36 (1)(2)(3)	11,956,794
	8,894,907	Nomura Resecuritization Trust (15-2R-1A1), (144A), 1.507%, due 08/26/46 (1)(2)	8,858,420
	14,396,863	Nomura Resecuritization Trust (15-4R-2A1), (144A), 0.665%, due 10/26/36 (1)(2)(3)	13,916,320

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	6,022,654	Nomura Resecuritization Trust (15-4R-3A1), (144A), 2.946%, due 02/26/36 (1)(2)(3)	$6,116,183
	16,050,793	Nomura Resecuritization Trust (15-5R-2A1), (144A), 3.022%, due 03/26/35 (1)(2)	16,245,027
	6,524,063	Nomura Resecuritization Trust (15-7R-2A1), (144A), 2.721%, due 08/26/36 (1)(2)	6,756,337
	3,834,876	Oakwood Mortgage Investors, Inc. (02-A-A4), 6.97%, due 03/15/32 (2)	4,124,438
	5,850,548	Oakwood Mortgage Investors, Inc. (99-E-A1), 7.608%, due 03/15/30 (2)	5,175,705
	10,364,959	Opteum Mortgage Acceptance Corp. (06-1-2A1), 5.75%, due 04/25/36 (2)	10,548,511
	871,075	Origen Manufactured Housing Contract Trust (05-A-B), 6.55%, due 06/15/36 (2)	936,688
	711,082	Origen Manufactured Housing Contract Trust (05-A-M2), 5.86%, due 06/15/36 (2)	762,917
	19,300,000	Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D), 0.804%, due 03/25/37 (2)	16,137,593
	20,777,149	Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C), 0.694%, due 09/25/37 (2)	13,355,385
	3,251,085	Park Place Securities, Inc. (05-WCH1-M2), 1.314%, due 01/25/36 (2)	3,246,160
	4,453,295	Prime Mortgage Trust (06-1-1A1), 5.5%, due 06/25/36 (3)	4,207,334
	5,803,073	RAAC Series Trust (05-SP1-4A1), 7%, due 09/25/34	6,261,788
	2,595,144	RAAC Series Trust (07-SP1-A3), 1.014%, due 03/25/37 (2)	2,533,294
	1,187,809	RALI Trust (05-QA13-2A1), 3.905%, due 12/25/35 (2)(3)	1,040,766
	5,044,107	RALI Trust (05-QA7-A21), 3.423%, due 07/25/35 (2)(3)	4,547,291
	9,414,521	RALI Trust (06-QA3-A1), 0.734%, due 04/25/36 (2)(3)	8,839,498
	8,752,070	Residential Accredit Loans, Inc. (05-QA8-CB21), 3.692%, due 07/25/35 (2)(3)	7,189,749
	1,651,245	Residential Accredit Loans, Inc. (05-QS7-A1), 5.5%, due 06/25/35 (3)	1,478,928
	28,750	Residential Accredit Loans, Inc. (06-QA1-A21), 4.064%, due 01/25/36 (2)(3)	23,438
	24,395,311	Residential Accredit Loans, Inc. (06-QA10-A2), 0.714%, due 12/25/36 (2)(3)	20,742,581
	34,321	Residential Accredit Loans, Inc. (06-QA2-1A1), 0.784%, due 02/25/36 (2)(3)	23,199
	62,993,573	Residential Accredit Loans, Inc. (06-QS10-AV), 0.573%, due 08/25/36 (I/O) (2)	1,534,996
	62,270,310	Residential Accredit Loans, Inc. (06-QS11-AV), 0.348%, due 08/25/36 (I/O) (2)	926,140
	8,309,445	Residential Accredit Loans, Inc. (06-QS5-A5), 6%, due 05/25/36 (3)	7,207,577
	83,153,298	Residential Accredit Loans, Inc. (06-QS6-1AV), 0.756%, due 06/25/36 (I/O) (2)	2,507,721
	18,864,883	Residential Accredit Loans, Inc. (06-QS7-AV), 0.659%, due 06/25/36 (I/O) (2)	461,013
	4,274,422	Residential Accredit Loans, Inc. (07-QS1-2AV), 0.167%, due 01/25/37 (I/O) (2)	31,422
	32,208,513	Residential Accredit Loans, Inc. (07-QS2-AV), 0.331%, due 01/25/37 (I/O) (2)	445,803
	124,732,709	Residential Accredit Loans, Inc. (07-QS3-AV), 0.342%, due 02/25/37 (I/O) (2)	1,914,323
	14,268,711	Residential Accredit Loans, Inc. (07-QS4-3AV), 0.38%, due 03/25/37 (I/O) (2)	196,153
	20,582,441	Residential Accredit Loans, Inc. (07-QS5-AV), 0.251%, due 03/25/37 (I/O) (2)	257,624
	4,630,309	Residential Accredit Loans, Inc. (07-QS6-A45), 5.75%, due 04/25/37 (3)	3,750,225
	29,536,791	Residential Accredit Loans, Inc. (07-QS8-AV), 0.389%, due 06/25/37 (I/O) (2)	431,813
	42,430	Residential Funding Mortgage Securities I (05-SA5-2A), 3.617%, due 11/25/35 (2)(3)	38,536
	2,898,731	Residential Funding Mortgage Securities I (06-S10-1A1), 6%, due 10/25/36 (3)	2,758,833
	1,011,024	Residential Funding Mortgage Securities I (06-S9-A3), 5.75%, due 09/25/36 (PAC) (3)	939,195

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	11,238,468	Residential Funding Mortgage Securities I (07-S2-A9), 6%, due 02/25/37 (3)	$10,607,676
	39,035	Residential Funding Mortgage Securities I (07-SA2-2A2), 3.472%, due 04/25/37 (2)(3)	33,468
	12,770,650	Saxon Asset Securities Trust (06-2-A2), 0.664%, due 09/25/36 (2)(3)	12,369,730
	16,814,860	Saxon Asset Securities Trust (06-3-A3), 0.704%, due 10/25/46 (2)	14,260,044
	22,895,844	Saxon Asset Securities Trust (07-2-A2D), 0.834%, due 05/25/47 (2)	16,780,842
	3,566,436	Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C), 0.874%, due 02/25/37 (2)(3)	2,019,765
	46,897,530	Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2), 0.764%, due 02/25/37 (2)	31,768,429
	21,372,114	Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B), 0.674%, due 01/25/37 (2)	14,264,733
	1,209,305	Sequoia Mortgage Trust (03-8-A1), 1.166%, due 01/20/34 (2)	1,134,384
	2,482,149	SG Mortgage Securities Trust (05-OPT1-A3), 0.884%, due 10/25/35 (2)	2,473,173
	25,457,094	SG Mortgage Securities Trust (07-NC1-A2), (144A), 0.774%, due 12/25/36 (1)(2)	15,866,735
	7,999,299	Soundview Home Equity Loan Trust (06-2-A4), 0.804%, due 03/25/36 (2)	7,960,627
	10,400,000	Soundview Home Equity Loan Trust (06-OPT4-2A4), 0.764%, due 06/25/36 (2)	7,791,426
	4,000,000	Soundview Home Equity Loan Trust (07-OPT3-2A4), 0.784%, due 08/25/37 (2)	2,765,215
	729,460	Specialty Underwriting & Residential Finance (05-BC4-A2C), 0.884%, due 09/25/36 (2)	729,571
	23,406	Specialty Underwriting & Residential Finance (06-AB3-A2B), 0.684%, due 09/25/37 (2)	14,316
	3,638,387	Structured Adjustable Rate Mortgage Loan Trust (04-12-2A), 2.72%, due 09/25/34 (2)	3,591,764
	5,814,162	Structured Adjustable Rate Mortgage Loan Trust (04-14-2A), 3.065%, due 10/25/34 (2)	5,931,630
	8,449,744	Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A), 1.484%, due 08/25/35 (2)	8,254,405
	684,994	Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1), 3.208%, due 03/25/36 (2)(3)	560,937
	2,846,463	Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1), 3.086%, due 05/25/36 (2)(3)	2,399,687
	7,449,376	Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1), 3.115%, due 06/25/36 (2)(3)	6,586,066
	5,553,142	Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1), 3.004%, due 02/25/37 (2)(3)	4,838,275
	211,654	Structured Asset Mortgage Investments, Inc. (06-AR3-24A1), 2.744%, due 05/25/36 (2)(3)	117,974
	456,168	Structured Asset Securities Corp. (05-2XS-1A5B), 4.65%, due 02/25/35	463,540
	13,777,256	Structured Asset Securities Corp. (06-EQ1A-A4), (144A), 0.684%, due 07/25/36 (1)(2)	13,564,335
	11,203,518	Structured Asset Securities Corp. (06-WF2-A4), 0.844%, due 07/25/36 (2)	10,828,274
	387,547	Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1), 3.065%, due 04/25/37 (2)(3)	322,681

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	17,168	Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1), 3.141%, due 06/25/37 (2)(3)	$15,323
	1,342,898	Suntrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1), 3.125%, due 01/25/37 (2)	1,332,769
	11,079,984	Wachovia Mortgage Loan Trust LLC (06-AMN1-A3), 0.774%, due 08/25/36 (2)	7,071,700
	10,237,358	WaMu Mortgage Pass-Through Certificates (04-AR14-A1), 2.628%, due 01/25/35 (2)	10,255,497
	11,890,993	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1), 0.824%, due 10/25/45 (2)	11,401,278
	958,261	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2), 1.974%, due 10/25/45 (2)	954,591
	2,449,180	WaMu Mortgage Pass-Through Certificates (05-AR14-2A1), 2.823%, due 12/25/35 (2)	2,248,734
	3,825,108	WaMu Mortgage Pass-Through Certificates (05-AR18-1A1), 2.549%, due 01/25/36 (2)	3,544,697
	358,679	WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A), 0.844%, due 01/25/45 (2)	335,501
	8,950,623	WaMu Mortgage Pass-Through Certificates (05-AR9-A1A), 1.174%, due 07/25/45 (2)	8,562,216
	25,413,876	WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A), 1.594%, due 01/25/46 (2)	24,636,346
	6,529,279	WaMu Mortgage Pass-Through Certificates (06-AR11-1A), 1.484%, due 09/25/46 (2)	5,412,069
	7,156,142	WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A), 1.317%, due 12/25/46 (2)	6,343,678
	138,663	Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1), 2.551%, due 11/25/30 (2)	138,654
	1,678,649	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2), 5.75%, due 02/25/36 (3)	1,585,267
	3,147,115	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1), 1.134%, due 07/25/36 (2)(3)	1,893,012
	5,661,375	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR10-A2A), 0.704%, due 12/25/36 (2)	4,614,177
	2,342,505	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A), 1.953%, due 04/25/47 (2)(3)	1,801,610
	6,930,141	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3), 0.844%, due 06/25/37 (2)(3)	5,610,372
	11,691,000	Washington Mutual Asset-Backed Certificates (06-HE1-2A4), 0.814%, due 04/25/36 (2)	10,706,896
	13,080,901	Wells Fargo Home Equity Asset-Backed Securities (06-3-A2), 0.684%, due 01/25/37 (2)	12,564,496
	5,521,000	Wells Fargo Home Equity Asset-Backed Securities (07-1-A3), 0.854%, due 03/25/37 (2)	4,179,078
	6,311,751	Wells Fargo Mortgage Loan Trust (11-RR3-A1), (144A), 3.03%, due 03/27/37 (1)(2)	6,228,330

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	4,898,619	Wells Fargo Mortgage Loan Trust (12-RR2-1A1), (144A), 0.705%, due 09/27/47 (1)(2)	$4,808,744
	4,177,092	Wells Fargo Mortgage-Backed Securities Trust (04-DD-2A6), 2.845%, due 01/25/35 (2)	4,157,357
	7,922,658	Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6), 3.037%, due 08/25/36 (2)(3)	7,495,974
	5,113,023	Wells Fargo Mortgage-Backed Securities Trust (06-AR6-4A1), 2.984%, due 03/25/36 (2)	5,079,375
	3,321,519	Wells Fargo Mortgage-Backed Securities Trust (06-AR7-2A4), 3.089%, due 05/25/36 (2)(3)	3,148,699
	6,192,074	Wells Fargo Mortgage-Backed Securities Trust (07-10-1A32), 6%, due 07/25/37 (3)	6,144,338
	630,317	Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1), 3.116%, due 08/25/37 (2)(3)	578,664
	2,918,380	Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1), 5.75%, due 02/25/38	3,069,511

		Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,544,802,356)	1,824,545,301

		U.S. Government Agency Obligation (Cost: $44,320,080) (0.4%)
	44,400,000	Federal Home Loan Bank, 1.25%, due 06/28/30	44,439,227

		U.S. Treasury Securities (20.2%)
	804,200,000	U.S. Treasury Bond, 2.25%, due 08/15/46	747,969,532
	238,510,000	U.S. Treasury Note, 1.125%, due 07/31/21	236,404,398
	320,815,000	U.S. Treasury Note, 1.125%, due 08/31/21	318,020,413
	88,735,000	U.S. Treasury Note, 1.125%, due 09/30/21	87,913,573
	321,285,000	U.S. Treasury Note, 1.125%, due 10/31/21	320,369,855
	399,790,000	U.S. Treasury Note, 1.5%, due 08/15/26	387,874,659
	80,935,000	U.S. Treasury Note, 2.625%, due 08/15/20	85,277,324

		Total U.S. Treasury Securities (Cost: $2,222,262,321)	2,183,829,754

		Total Fixed Income Securities (Cost: $10,072,606,686) (96.0%)	10,371,294,875

	Number of Shares	Money Market Investments
	10,909,000	JPMorgan U.S. Government Money Market Fund — Institutional, 0.66% (7)	10,909,000
	200,139	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (7)	200,139

		Total Money Market Investments (Cost: $11,109,139) (0.1%)	11,109,139

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

	Principal Amount	Short-Term Investments	Value
		Foreign Government Bonds (Cost: $416,128,576) (3.8%)
JPY	43,000,000,000	Japan Treasury Bill, 0%, due 01/23/17 (8)	$409,432,345

		U.S. Treasury Securities (14.9%)
$	215,000,000	U.S. Treasury Bill, 0.16%, due 11/17/16 (8)	214,983,660
	11,405,000	U.S. Treasury Bill, 0.16%, due 12/08/16 (8)(9)	11,403,084
	441,000,000	U.S. Treasury Bill, 0.26%, due 01/05/17 (8)	440,793,171
	259,950,000	U.S. Treasury Bill, 0.26%, due 01/12/17 (8)	259,815,346
	258,300,000	U.S. Treasury Bill, 0.28%, due 01/19/17 (8)	258,141,145
	211,135,000	U.S. Treasury Bill, 0.32%, due 02/23/17 (8)	210,919,431
	220,000,000	U.S. Treasury Bill, 0.44%, due 04/13/17 (8)	219,561,760

		Total U.S. Treasury Securities (Cost: $1,615,458,032)	1,615,617,597

		Total Short-Term Investments (Cost: $2,031,586,608) (18.7%)	2,025,049,942

		Total Investments (Cost: $12,115,302,433) (114.8%)	12,407,453,956
		Liabilities in Excess of Other Assets (-14.8%)	(1,602,457,148)

		Net Assets (100.0%)	$10,804,996,808

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUY
5,829	2-Year U.S. Treasury Note Futures	12/30/16	$1,271,541,709	$(2,008,645)
5,261	5-Year U.S. Treasury Note Futures	12/30/16	635,512,359	(3,058,070)
1,893	10-Year U.S. Treasury Note Futures	12/20/16	245,380,125	(2,907,969)
2,450	90-Day Eurodollar Futures	12/19/16	606,711,875	789,856

			$2,759,146,068	$(7,184,828)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation
SELL (10)
Bank of America	JPY	43,000,000,000	01/23/17	$416,255,252	$410,622,133	$5,633,119

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2016

Notes to the Schedule of Investments:

JPY -	Japanese Yen
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
ARM -	Adjustable Rate Mortgage.
CLO -	Collateralized Loan Obligation.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $532,904,447 or 4.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(3)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(4)	As of October 31, 2016, security is not accruing interest.
(5)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(8)	Rate shown represents yield-to-maturity.
(9)	All or a portion of this security is held as collateral for open futures contracts.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Asset-Backed Securities	3.5%
Commercial Mortgage-Backed Securities — Agency	3.0
Commercial Mortgage-Backed Securities — Non-Agency	0.5
Residential Mortgage-Backed Securities — Agency	51.5
Residential Mortgage-Backed Securities — Non-Agency	16.9
Short Term Investments	18.7
U.S. Government Agency Obligations	0.4
U.S. Treasury Securities	20.2
Money Market Investments	0.1

Total	114.8%

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$378,978,880	$—	$378,978,880
Commercial Mortgage-Backed Securities — Agency	—	321,442,198	—	321,442,198
Commercial Mortgage-Backed Securities — Non-Agency	—	56,963,725	—	56,963,725
Residential Mortgage-Backed Securities — Agency	—	5,561,095,790	—	5,561,095,790
Residential Mortgage-Backed Securities — Non-Agency	—	1,815,823,215	8,722,086	1,824,545,301
U.S. Government Agency Obligations	—	44,439,227	—	44,439,227
U.S. Treasury Securities	2,183,829,754	—	—	2,183,829,754

Total Fixed Income Securities	2,183,829,754	8,178,743,035	8,722,086	10,371,294,875

Money Market Investments	11,109,139	—	—	11,109,139
Short-Term Investments*	1,615,617,597	409,432,345	—	2,025,049,942

Total Investments	3,810,556,490	8,588,175,380	8,722,086	12,407,453,956

Asset Derivatives
Futures
Interest Rate Risk	789,856	—	—	789,856
Forward Currency Contracts
Foreign Currency Risk	—	5,633,119	—	5,633,119

Total	$3,811,346,346	$8,593,808,499	$8,722,086	$12,413,876,931

Liability Derivatives
Futures
Interest Rate Risk	$(7,974,684)	$—	$—	$(7,974,684)

Total	$(7,974,684)	$—	$—	$(7,974,684)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2016

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)		TCW Global Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$2,028,224	$1,165		$16,430
Foreign Currency, at Value	—	—		15	(3)
Receivable for Securities Sold	6,071	—	(4)	80
Receivable for Sale of When-Issued Securities	69,811	—		131
Receivable for Fund Shares Sold	2,141	—		—
Interest and Dividends Receivable	6,970	4		93
Receivable from Investment Advisor	64	18		8
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	—		13
Receivable for Daily Variation Margin on Open Financial Futures Contracts	69	—		—
Cash Collateral on Deposit	—	110		—
Prepaid Expenses	72	7		5

Total Assets	2,113,422	1,304		16,775

LIABILITIES
Distributions Payable	2,454	—		37
Payable for Securities Purchased	1,791	—		80
Payable for Purchase of When-Issued Securities	197,017	—		366
Payable for Fund Shares Redeemed	2,463	—		6
Accrued Directors’ Fees and Expenses	2	2		2
Accrued Management Fees	650	1		8
Accrued Distribution Fees	104	—	(4)	1
Interest Payable on Swap Agreements	—	—	(4)	—
Open Swap Agreements, at Value	—	18		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	—		15
Other Accrued Expenses	451	62		26

Total Liabilities	204,932	83		541

NET ASSETS	$1,908,490	$1,221		$16,234

NET ASSETS CONSIST OF:
Paid-in Capital	$1,869,604	$2,898		$16,278
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency	20,965	(1,652)		141
Unrealized Appreciation (Depreciation) of Investments, Futures Contracts, Swap Contracts and Foreign Currency	18,413	12		(195)
Undistributed (Overdistributed) Net Investment Income	(492)	(37)		10

NET ASSETS	$1,908,490	$1,221		$16,234

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,421,267	$725		$8,648

N Class Share	$487,223	$496		$7,586

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	126,006,666	140,880		875,708

N Class Share	43,307,226	96,154		768,202

NET ASSET VALUE PER SHARE: (6)
I Class Share	$11.28	$5.15		$9.88

N Class Share	$11.25	$5.15		$9.88

(1)	Consolidated Statement of Asset and Liabilities (See Note 2).
(2)	The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2016 was $2,009,026, $1,135 and $16,623, respectively.
(3)	The identified cost for the TCW Global Bond Fund at October 31, 2016 was $15.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2016

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$28,280	$7,745	$12,407,454
Cash	57	—	—
Receivable for Securities Sold	450	—	—
Receivable for Sale of When-Issued Securities	—	—	421,509
Receivable for Fund Shares Sold	4	21	22,725
Interest and Dividends Receivable	360	22	22,939
Receivable from Investment Advisor	12	12	1,128
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	—	5,633
Receivable for Daily Variation Margin on Open Financial Futures Contracts	—	—	781
Cash Collateral Held for Brokers	—	—	5,500
Prepaid Expenses	12	9	269

Total Assets	29,175	7,809	12,887,938

LIABILITIES
Distributions Payable	111	8	23,484
Payable for Securities Purchased	539	21	11
Payable for Purchase of When-Issued Securities	620	—	2,032,983
Payable for Fund Shares Redeemed	58	15	13,557
Accrued Directors’ Fees and Expenses	2	2	2
Accrued Management Fees	11	2	4,611
Accrued Distribution Fees	2	—	592
Open Swap Agreements, at Value	1	—	—
Collateral Received from Brokers	—	—	5,500
Other Accrued Expenses	40	63	2,201

Total Liabilities	1,384	111	2,082,941

NET ASSETS	$27,791	$7,698	$10,804,997

NET ASSETS CONSIST OF:
Paid-in Capital	$28,780	$15,038	$10,291,197
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency	(1,232)	(7,378)	162,501
Unrealized Appreciation of Investments, Futures Contracts, Swap Contracts and Foreign Currency	164	29	290,600
Undistributed Net Investment Income	79	9	60,699

NET ASSETS	$27,791	$7,698	$10,804,997

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$20,265	$7,698	$8,042,194

N Class Share	$7,526		$2,762,803

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	3,251,571	884,613	778,634,198

N Class Share	1,198,476		259,390,191

NET ASSET VALUE PER SHARE: (3)
I Class Share	$6.23	$8.70	$10.33

N Class Share	$6.28		$10.65

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2016 was $28,111, $7,716 and $12,115,302, respectively.
(2)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2016

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$39,082	$36	$496
Other	9	—	—

Total	39,091	36	496

Expenses:
Management Fees	7,139	13	89
Accounting Services Fees	167	26	3
Administration Fees	102	38	2
Transfer Agent Fees:
I Class	861	3	—	(2)
N Class	530	2	1
Custodian Fees	35	10	15
Professional Fees	111	61	49
Directors’ Fees and Expenses	32	32	32
Registration Fees:
I Class	55	15	17
N Class	25	15	17
Distribution Fees:
N Class	1,306	3	19
Compliance Expense	9	— (2)	—	(2)
Shareholder Reporting Expense	6	2	1
Other	140	9	15

Total	10,518	229	260

Less Expenses Borne by Investment Advisor:
I Class	195	114	36
N Class	105	98	54

Net Expenses	10,218	17	170

Net Investment Income	28,873	19	326

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	22,993	13	94
Foreign Currency	—	—	44
Futures Contracts	2,172	—	—
Swap Agreements	—	(99)	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	13,702	(25)	120
Foreign Currency	—	—	30
Futures Contracts	(785)	—	—
Swap Agreements	—	52	—

Net Realized and Unrealized Gain (Loss) on Investments	38,082	(59)	288

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,955	$(40)	$614

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2016

	TCW High Yield Bond Fund		TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$1,285		$85		$303,679
Dividends	14		—		—
Other	15		—		—

Total	1,314		85		303,679

Expenses:
Management Fees	133		29		49,910
Accounting Services Fees	26		1		935
Administration Fees	3		1		571
Transfer Agent Fees:
I Class	12		5		4,996
N Class	10		—		2,337
Custodian Fees	15		8		56
Professional Fees	33		97		376
Directors’ Fees and Expenses	32		32		32
Registration Fees:
I Class	22		21		181
N Class	16		—		146
Distribution Fees:
N Class	23		—		6,601
Compliance Expense	—	(1)	—	(1)	60
Shareholder Reporting Expense	3		—	(1)	18
Other	10		9		872

Total	338		203		67,091

Less Expenses Borne by Investment Advisor:
I Class	99		167		8,039
N Class	54		—		2,218

Net Expenses	185		36		56,834

Net Investment Income	1,129		49		246,845

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
Investments	65		18		195,735
Foreign Currency	—		—		1,224
Futures Contracts	—		—		1,487
Swap Agreements	30		—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	359		1		(99,656)
Foreign Currency	—		—		5,633
Futures Contracts	—		—		(7,185)
Swap Agreements	(15)		—		—

Net Realized and Unrealized Gain (Loss) on Investments	439		19		97,238

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,568		$68		$344,083

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$28,873	$23,235	$19	$26
Net Realized Gain (Loss) on Investments, Futures Contracts and Swap Contracts	25,165	16,934	(86)	(811)
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	12,917	(23,857)	27	(102)

Increase (Decrease) in Net Assets Resulting from Operations	66,955	16,312	(40)	(887)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(21,736)	(17,232)	(13)	(15)
N Class	(7,802)	(8,343)	(11)	(12)
Distributions from Net Realized Gain:
I Class	(9,987)	(2,547)	—	—
N Class	(5,013)	(1,706)	—	—

Total Distributions to Shareholders	(44,538)	(29,828)	(24)	(27)

NET CAPITAL SHARE TRANSACTIONS
I Class	295,328	472,774	(682)	18
N Class	(60,988)	(62,026)	(629)	12

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	234,340	410,748	(1,311)	30

Increase (Decrease) in Net Assets	256,757	397,232	(1,375)	(884)
NET ASSETS
Beginning of Year	1,651,733	1,254,501	2,596	3,480

End of Year	$1,908,490	$1,651,733	$1,221	$2,596

Undistributed (Overdistributed) Net Investment Income	$(492)	$635	$(37)	$(34)

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$326	$296	$1,129	$1,171
Net Realized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions	138	44	95	(495)
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	150	(794)	344	(174)

Increase (Decrease) in Net Assets Resulting from Operations	614	(454)	1,568	502

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(191)	(74)	(852)	(867)
N Class	(170)	(69)	(337)	(422)
Distributions from Net Realized Gain:
I Class	(110)	(13)	—	—
N Class	(103)	(12)	—	—

Total Distributions to Shareholders	(574)	(168)	(1,189)	(1,289)

NET CAPITAL SHARE TRANSACTIONS
I Class	757	62	(918)	662
N Class	201	93	(8,371)	3,622

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	958	155	(9,289)	4,284

Increase (Decrease) in Net Assets	998	(467)	(8,910)	3,497
NET ASSETS
Beginning of Year	15,236	15,703	36,701	33,204

End of Year	$16,234	$15,236	$27,791	$36,701

Undistributed Net Investment Income	$10	$42	$79	$32

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$49	$77	$246,845	$208,247
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	18	(15)	198,446	75,966
Change in Unrealized Appreciation on Investments, Futures Contracts and Foreign Currency Transactions	1	(20)	(101,208)	(105,944)

Increase in Net Assets Resulting from Operations	68	42	344,083	178,269

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(58)	(139)	(177,095)	(135,970)
N Class	—	—	(57,056)	(42,556)
Distributions from Net Realized Gain:
I Class	—	—	(44,612)	(25,108)
N Class	—	—	(16,251)	(8,273)

Total Distributions to Shareholders	(58)	(139)	(295,014)	(211,907)

NET CAPITAL SHARE TRANSACTIONS
I Class	(1,926)	(11,369)	1,644,991	254,924
N Class	—	—	350,792	232,273

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(1,926)	(11,369)	1,995,783	487,197

Increase (Decrease) in Net Assets	(1,916)	(11,466)	2,044,852	453,559
NET ASSETS
Beginning of Year	9,614	21,080	8,760,145	8,306,586

End of Year	$7,698	$9,614	$10,804,997	$8,760,145

Undistributed (Overdistributed) Net Investment Income	$9	$(7)	$60,699	$46,701

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2016

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 23 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives. The following are the objectives for the 6 Fixed Income Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities.

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

TCW Global Bond Fund	Seeks total return by investing at least 80% of its net assets in debt securities of government and corporate issuers in at least three countries, and will invest at least 30% of its net assets in securities of issuers located outside the United States.

TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as “junk” bonds.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities and at least 50% of the value in securitized obligations.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies

All Funds, except for the TCW Short Term Bond Fund, offer two classes of shares: I Class and N Class. The TCW Short Term Bond Fund offers only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the TCW Enhanced Commodity Strategy Fund (the “Parent”) in order to effect certain investments for the Parent consistent with the Parent’s investment objectives and policies as specified in its prospectus and statement of additional information. The accompanying financial statements are consolidated and include the accounts of the Subsidiary. The Parent may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2016 were $65,828 or 5.39% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. All other securities including short-term securities traded over the counter (“OTC”) for which market quotations are readily available are valued with prices furnished by independent pricing services or by broker dealers.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of Company’s Board of Directors (the “Board”).

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized in Level 3.

Foreign currency contracts.    The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of the total return swaps would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

The summary of the inputs used as of October 31, 2016 is listed after the Schedule of Investments for each Fund.

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2016.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Total Return Bond Fund
Balance as of October 31, 2015	$—	$—	$198,523	$186,140	$10,674,961
Accrued Discounts (Premiums)	(1,567)	(8,549)	10,710	—	(1,484,150)
Realized Gain (Loss)	(4,531)	—	—	(13,739)	1,764
Change in Unrealized Appreciation	(53,052)	(2,381)	(42,323)	(164,729)	(466,767)
Purchases	—	11,747	—	135,254	9
Sales	(92,979)	—	—	(72,620)	(3,731)
Transfers in to Level 3 (1)	1,332,152	—	—	326,484	—
Transfers out of Level 3 (1)	—	—	—	—	—

Balance as of October 31, 2016	$1,180,023	$817	$166,910	$396,790	$8,722,086

Change in Unrealized Appreciation from Investments Still Held at October 31, 2016	$(53,052)	$(2,381)	$(42,323)	$(181,941)	$(466,767)

(1)	The Funds recognize transfers in and out at the beginning of the period.

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2016 are as follows:

Description	Fair Value at 10/31/2016	Valuation Techniques*	Unobservable Input	Price or Price Range
TCW Core Fixed Income Fund
Corporate Bonds	$1,180,023	Third-party Vendor	Vendor Prices	$103.648
TCW Enhanced Commodity Strategy Fund
Commercial Mortgage-Backed Securities — Non-Agency	$817	Third-party Vendor	Vendor Prices	$0.048
TCW Global Bond Fund
Commercial Mortgage-Backed Securities — Non-Agency	$5,207	Third-party Vendor	Vendor Prices	$0.016–$0.347
Residential Mortgage-Backed Securities — Non-Agency	$161,703	Third-party Vendor	Vendor Prices	$12.918
TCW High Yield Bond Fund
Bank Loans	$270,319	Third-party Vendor	Vendor Prices	$87.50–$100
Corporate Bonds	$126,471	Third-party Vendor	Vendor Prices	$39.50
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$15,078	Third-party Vendor	Vendor Prices	$19.961
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$8,707,008	Third-party Vendor	Vendor Prices	$0.735–$3.016

*	The valuation technique employed on the Level 3 securities involves the use of the vendor prices. The Advisor monitors the effectiveness of vendor pricing using the valuation process described below.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Company’s Pricing Committee in accordance with the guidelines established by the Board, and under the general oversight of the Board. The Company’s Pricing Committee employs various methods to determine fair valuations, including a regular review of key inputs and assumptions and review of any related market activity. The Company’s Pricing Committee reports to the Board at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Company’s President, General Counsel, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team, as well as alternate members as the Board may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2016 , the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Notional Amounts or Shares/Units):

	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Core Fixed Income Fund
Statement of Asset and Liabilities
Liability Derivatives
Futures Contracts (1)			$(785)	$(785)

Total Value			$(785)	$(785)

Statement of Operations:
Realized Gain
Futures Contracts			$2,172	$2,172

Total Realized Gain			$2,172	$2,172

Change in (Depreciation)
Futures Contracts			(785)	(785)

Total Change in (Depreciation)			$(785)	$(785)

Number of Contracts (2)
Futures Contracts			785	785

TCW Enhanced Commodity Strategy Fund
Statement of Asset and Liabilities
Liability Derivatives
Open Swaps Agreements, at Value	$(18)			$(18)

Total Value	$(18)			$(18)

Statement of Operations:
Realized (Loss)
Swaps Agreements	$(99)			$(99)

Total Realized (Loss)	$(99)			$(99)

Change in Appreciation
Swaps Agreements	$52			$52

Total Change in Appreciation	$52			$52

Notional Amounts
Swaps Contracts	$2,291,237			$2,291,237

TCW Global Bond Fund
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts		$13		$13

Total Value		$13		$13

Liability Derivatives
Forward Contracts		$(15)		$(15)

Total Value		$(15)		$(15)

Statement of Operations:
Realized Gain
Forward Contracts		$44		$44

Total Realized Gain		$44		$44

Change in Appreciation
Forward Contracts		$29		$29

Total Change in Appreciation		$29		$29

Notional Amounts (2)
Forward Currency Contracts		$1,666,254		$1,666,254

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW High Yield Bond Fund
Statement of Asset and Liabilities
Liability Derivatives
Open Swaps Agreements, at Value	$(1)			$(1)

Total Value	$(1)			$(1)

Statement of Operations:
Realized Gain
Swaps Agreements	$30			$30

Total Realized Gain	$30			$30

Change in (Depreciation)
Swaps Agreements	$(15)			$(15)

Total Change in (Depreciation)	$(15)			$(15)

Notional Amounts (2)
Swaps Agreements	$262,500			$262,500

TCW Total Return Bond Fund
Statement of Asset and Liabilities
Asset Derivatives
Futures Contracts (1)		$—	$790	$790
Forward Contracts		5,633	—	5,633

Total Value		$5,633	$790	$6,423

Liability Derivatives
Futures Contracts (1)		$—	$(7,975)	$(7,975)

Total Value		$—	$(7,975)	$(7,975)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts		$(1,177)	$—	$(1,177)
Futures Contracts		—	1,487	1,487

Total Realized Gain (Loss)		$(1,177)	$1,487	$310

Change in Appreciation (Depreciation)
Forward Contracts		$5,633	$—	$5,633
Futures Contracts		—	(7,185)	(7,185)

Total Change in Appreciation (Depreciation)		$5,633	$(7,185)	$(1,552)

Number of Contracts or Notional Amounts (2)
Forward Currency Contracts		$416,255,252	—	$416,255,252
Futures Contracts		—	8,500	8,500

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2016 is reported within the Statement of Assets and Liabilities.
(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2016.

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds. In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or Master Repurchase Agreement (“MRA”) and net of the related collateral received by the Funds as of October 31, 2016 (in thousands):

TCW Enhanced Commodity Strategy Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Credit Suisse First Boston Corp. (Derivatives)	$—	$(18)	$(18)	$18	(2)	$—

Total	$—	$(18)	$(18)	$18	(2)	$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Global Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Barclays Capital (Derivatives)	$13	$(15)	$(2)	$—	$(2)

Total	$13	$(15)	$(2)	$—	$(2)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW High Yield Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Goldman Sachs International (Derivatives)	$—	$(1)	$(1)	$—	$(1)

Total	$—	$(1)	$(1)	$—	$(1)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Total Return Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$5,633	$—	$5,633	$(5,500)	$133

Total	$5,633	$—	$5,633	$(5,500)	$133

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

Forward Foreign Currency Contracts:    The Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by each Fund, as unrealized gains or losses in the Statements of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. TCW Global Bond Fund and TCW Total Return Bond Fund entered into forward foreign currency contracts during the fiscal year to hedge against the foreign currency exposure within the Funds’ holdings. Outstanding foreign currency forward contracts at October 31, 2016 are disclosed in the Schedules of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund and the TCW Total Return Bond Fund utilized futures during the fiscal year to help manage interest rate duration of those Funds. Futures contracts outstanding at October 31, 2016 are listed on the Schedules of Investments.

Options:    The Funds may purchase and sell put and call options on an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

The Funds may purchase or write (sell) put and call swaptions. Swaption contracts give the purchaser the right (or option), but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2016, the Funds have not purchased or written any options.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss from counterparty default is the discounted NAV of the cash flows paid to the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from the

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2016, the TCW High Yield Bond Fund utilized credit default swaps to manage credit market exposure; and the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

Mortgage-Backed Securities:    The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). MBS differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. These Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. These Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Funds’ existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, with market. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the potential inability of counter parties to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2016.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a MRA. The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Funds upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2016.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2016.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2016.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of a Fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests,

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Funds, Inc.

October 31, 2016

Note 4 — Federal Income Taxes (Continued)

At October 31, 2016 the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$20,035	$3,498	$23,533
TCW Enhanced Commodity Strategy Fund	1	12	13
TCW Global Bond Fund	149	3	152
TCW High Yield Bond Fund	187	—	187
TCW Short Term Bond Fund	35	—	35
TCW Total Return Bond Fund	167,057	31,547	198,604

At the end of the previous fiscal year ended October 31, 2015, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$18,009	$1,054	$19,063
TCW Enhanced Commodity Strategy Fund	4	—	4
TCW Global Bond Fund	67	146	213
TCW High Yield Bond Fund	167	—	167
TCW Total Return Bond Fund	66,932	23,089	90,021

Permanent differences incurred during the year ended October 31, 2016, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the NAV per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$(462)	$(3,665)	$4,127
TCW Enhanced Commodity Strategy Fund	2	(2)	—	(1)
TCW Global Bond Fund	3	(3)	—	(1)
TCW High Yield Bond Fund	107	(107)	—
TCW Short Term Bond Fund	25	203	(228)
TCW Total Return Bond Fund	1,304	(36,104)	34,800

(1)	Amounts rounds to less than $1.

During the year ended October 31, 2016, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$43,487	$1,051	$44,538
TCW Enhanced Commodity Strategy Fund	24	—	24
TCW Global Bond Fund	428	146	574
TCW High Yield Bond Fund	1,189	—	1,189
TCW Short Term Bond Fund	58	—	58
TCW Total Return Bond Fund	271,922	23,092	295,014

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

During the previous fiscal year ended October 31, 2015, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$29,209	$619	$29,828
TCW Enhanced Commodity Strategy Fund	27	—	27
TCW Global Bond Fund	142	26	168
TCW High Yield Bond Fund	1,289	—	1,289
TCW Short Term Bond Fund	139	—	139
TCW Total Return Bond Fund	186,037	25,870	211,907

At October 31, 2016, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$27,522	$(9,713)	$17,809	$2,010,415
TCW Enhanced Commodity Strategy Fund	13	(4)	9	1,156
TCW Global Bond Fund	559	(718)	(159)	16,589
TCW High Yield Bond Fund	639	(385)	254	28,026
TCW Short Term Bond Fund	23	(47)	(24)	7,769
TCW Total Return Bond Fund	419,339	(80,659)	338,680	12,068,774

At October 31, 2016, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In 2018 (1)	Expiring In 2019 (1)	No Expiration (2)		Total
			Short-Term Capital Losses	Long-Term Capital Losses
TCW High Yield Bond Fund	$—	$—	$766	$551	$1,317
TCW Short Term Bond Fund	7,023	111	93	116	7,343

(1)	Losses incurred prior to December 22, 2010.
(2)	Losses incurred after December 22, 2010.

The Funds did not have any unrecognized tax benefits at October 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2016. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily NAV:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

TCW Funds, Inc.

October 31, 2016

Note 5 — Fund Management Fees and Other Expenses (Continued)

In addition to the management fee, the Company’s Board has approved an annual amount for the Funds to reimburse the Advisor for a portion of its costs associated with implementing the Funds’ Rule 38a-1 compliance program. The amount is accrued on a daily basis and included in the Statement of Operations. However, the Advisor has waived its reimbursement request since April 2016.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets. Limitation is set to the lower of average expense ratio as reported by Lipper, Inc. (which is subject to change on a monthly basis) or the expense limitation agreement between the Advisor and Company.

TCW Core Fixed Income Fund
I Class	0.49	% (1)
N Class	0.77	% (2)
TCW Enhanced Commodity Strategy Fund
I Class	0.70	% (1)
N Class	0.75	% (1)
TCW Global Bond Fund
I Class	1.04	% (2)
N Class	1.04	% (2)
TCW High Yield Bond Fund
I Class	0.55	% (1)
N Class	0.80	% (1)
TCW Short Term Bond Fund
I Class	0.44	% (1)
TCW Total Return Bond Fund
I Class	0.49	% (1)
N Class	0.79	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Total accrued and deferred amounts are recorded on the Funds’ books as other liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2016, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$395,755	$332,006	$4,711,226	$4,574,133
TCW Enhanced Commodity Strategy Fund	12	498	12	166
TCW Global Bond Fund	2,879	1,882	16,593	16,092
TCW High Yield Bond Fund	58,370	61,179	—	—
TCW Short Term Bond Fund	1,017	1,515	1,595	1,785
TCW Total Return Bond Fund (1)	118,825	947,739	32,539,400	30,642,482

(1)	Purchases include the Fund’s purchase of certain securities from affiliated investment accounts for a total of $700 (amount in thousands) in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	57,678,268	$646,593	60,112,141	$676,421
Shares Issued upon Reinvestment of Dividends	2,643,314	29,401	1,612,372	18,111
Shares Redeemed	(33,895,565)	(380,666)	(19,758,909)	(221,758)

Net Increase	26,426,017	$295,328	41,965,604	$472,774

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	8,762,584	$97,810	9,500,132	$106,708
Shares Issued upon Reinvestment of Dividends	890,126	9,853	724,638	8,131
Shares Redeemed	(15,083,249)	(168,651)	(15,762,483)	(176,865)

Net Decrease	(5,430,539)	$(60,988)	(5,537,713)	$(62,026)

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	96,339	$500	397	$2
Shares Issued upon Reinvestment of Dividends	2,698	13	2,590	16
Shares Redeemed	(230,448)	(1,195)	—	—

Net Decrease	(131,411)	$(682)	2,987	$18

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	96,154	$500	—	$—
Shares Issued upon Reinvestment of Dividends	2,192	11	1,995	12
Shares Redeemed	(219,349)	(1,140)	—	—

Net Decrease	(121,003)	$(629)	1,995	$12

TCW Funds, Inc.

October 31, 2016

Note 8 — Capital Share Transactions (Continued)

TCW Global Bond Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	876,674	$8,801	793	$8
Shares Issued upon Reinvestment of Dividends	30,509	299	6,806	69
Shares Redeemed	(830,998)	(8,343)	(1,496)	(15)

Net Increase	76,185	$757	6,103	$62

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	21,917	$215	3,420	$34
Shares Issued upon Reinvestment of Dividends	27,807	272	6,333	64
Shares Redeemed	(28,373)	(286)	(485)	(5)

Net Increase	21,351	$201	9,268	$93

TCW High Yield Bond Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,266,185	$25,648	5,065,713	$31,742
Shares Issued upon Reinvestment of Dividends	104,658	642	102,211	641
Shares Redeemed	(4,485,794)	(27,208)	(5,051,287)	(31,721)

Net Decrease	(114,951)	$(918)	116,637	$662

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,341,838	$20,346	4,744,408	$29,937
Shares Issued upon Reinvestment of Dividends	46,466	287	56,020	355
Shares Redeemed	(4,744,767)	(29,004)	(4,205,055)	(26,670)

Net Decrease	(1,356,463)	$(8,371)	595,373	$3,622

TCW Short Term Bond Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	274,893	$2,390	443,509	$3,863
Shares Issued upon Reinvestment of Dividends	5,124	45	14,688	128
Shares Redeemed	(501,979)	(4,361)	(1,760,685)	(15,360)

Net Decrease	(221,962)	$(1,926)	(1,302,488)	$(11,369)

TCW Total Return Bond Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	357,901,258	$3,692,928	225,857,764	$2,334,444
Shares Issued upon Reinvestment of Dividends	13,961,930	143,503	10,694,643	110,417
Shares Redeemed	(212,039,701)	(2,191,440)	(211,973,390)	(2,189,937)

Net Increase	159,823,487	$1,644,991	24,579,017	$254,924

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	99,640,430	$1,060,476	84,931,354	$905,877
Shares Issued upon Reinvestment of Dividends	6,253,093	66,269	4,340,686	46,242
Shares Redeemed	(72,842,852)	(775,953)	(67,581,644)	(719,846)

Net Increase	33,050,671	$350,792	21,690,396	$232,273

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Affiliate Ownership

As of October 31, 2016, affiliates of the Funds and Advisor own 99.8% and 97.3% of the NAV of TCW Enhanced Commodity Strategy Fund and TCW Global Bond Fund, respectively.

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at October 31, 2016 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
TCW Core Fixed Income Fund
Alta Wind Holdings LLC, (144A), 7%, due 06/30/35	7/14/10	$1,193,584	$1,180,023	0.06%

TCW Enhanced Commodity Strategy Fund
LB-UBS Commercial Mortgage Trust (06-C6 XCL), (144A), 0.573%, due 09/15/39	7/15/16	$3,198	$817	0.07%

TCW Global Bond Fund
Bank of America-First Union NB Commercial Mortgage (01-3-XC), (144A), 1.438%, due 04/11/37	3/26/15	$8,003	$284	0.00	% (1)
Morgan Stanley Capital I Trust (99-RM1-X), (144A), 0.896%, due 12/15/31	3/26/15	8,598	4,923	0.03%

		$16,601	$5,207	0.03%

(1)	Amount rounds to less than 0.01%.

Note 11 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

TCW Funds, Inc.

October 31, 2016

Note 12 — Recently Issued Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$11.14	$11.22	$10.97	$11.34	$10.90

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.18	0.21	0.21	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.24	(0.04)	0.24	(0.27)	0.57

Total from Investment Operations	0.43	0.14	0.45	(0.06)	0.81

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.19)	(0.20)	(0.20)	(0.28)
Distributions from Net Realized Gain	(0.10)	(0.03)	—	(0.11)	(0.09)

Total Distributions	(0.29)	(0.22)	(0.20)	(0.31)	(0.37)

Net Asset Value per Share, End of Year	$11.28	$11.14	$11.22	$10.97	$11.34

Total Return	3.97%	1.25%	4.14%	(0.49)%	7.57%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,421,267	$1,109,630	$646,372	$589,911	$501,448
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.51%	0.50%	0.49%	0.48%	0.49%
After Expense Reimbursement	0.49%	0.49%	0.47%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.70%	1.57%	1.92%	1.89%	2.20%
Portfolio Turnover Rate	283.38%	332.85%	249.94%	197.42%	213.82%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015		2014	2013		2012
Net Asset Value per Share, Beginning of Year	$11.12	$11.20		$10.97	$11.34		$10.91

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.14		0.18	0.17		0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.24	(0.03)		0.22	(0.25)		0.56

Total from Investment Operations	0.40	0.11		0.40	(0.08)		0.77

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.16)		(0.17)	(0.18)		(0.25)
Distributions from Net Realized Gain	(0.10)	(0.03)		—	(0.11)		(0.09)

Total Distributions	(0.27)	(0.19)		(0.17)	(0.29)		(0.34)

Net Asset Value per Share, End of Year	$11.25	$11.12		$11.20	$10.97		$11.34

Total Return	3.66%	1.00%		3.68%	(0.74)%		7.21%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$487,223	$542,103		$608,129	$698,223		$530,935
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.79%	0.79%		0.80%	0.77%		0.79%
After Expense Reimbursement	0.77%	0.79	%(2)	N/A	0.77	% (2)	0.78%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.25%		1.59%	1.56%		1.86%
Portfolio Turnover Rate	283.38%	332.85%		249.94%	197.42%		213.82%

(1)	Computed using average shares outstanding throughout the period.
(2)	Reimbursement is less than 0.01%.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$5.30	$7.18	$7.61	$8.58	$8.73

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.04	0.05	0.10	0.16	0.16
Net Realized and Unrealized Loss on Investments	(0.14)	(1.87)	(0.39)	(0.92)	(0.11)

Total from Investment Operations	(0.10)	(1.82)	(0.29)	(0.76)	0.05

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.06)	(0.11)	(0.16)	(0.18)
Distributions from Net Realized Gain	—	—	(0.03)	(0.05)	(0.02)

Total Distributions	(0.05)	(0.06)	(0.14)	(0.21)	(0.20)

Net Asset Value per Share, End of Year	$5.15	$5.30	$7.18	$7.61	$8.58

Total Return	(1.83)%	(25.47)%	(3.90)%	(9.05)%	0.55%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$725	$1,443	$1,934	$2,013	$2,218
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.74%	7.82%	5.90%	5.67%	5.94%
After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets	0.88%	0.88%	1.30%	2.01%	1.95%
Portfolio Turnover Rate	2.44%	10.68%	4.13%	54.20%	9.39%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$5.31	$7.18	$7.61	$8.58	$8.73

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.04	0.05	0.10	0.16	0.16
Net Realized and Unrealized Loss on Investments	(0.15)	(1.86)	(0.39)	(0.92)	(0.11)

Total from Investment Operations	(0.11)	(1.81)	(0.29)	(0.76)	0.05

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.06)	(0.11)	(0.16)	(0.18)
Distributions from Net Realized Gain	—	—	(0.03)	(0.05)	(0.02)

Total Distributions	(0.05)	(0.06)	(0.14)	(0.21)	(0.20)

Net Asset Value per Share, End of Year	$5.15	$5.31	$7.18	$7.61	$8.58

Total Return	(2.03)%	(25.36)%	(3.92)%	(9.05)%	0.55%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$496	$1,153	$1,546	$1,609	$1,773
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	10.21%	8.32%	6.45%	6.14%	6.30%
After Expense Reimbursement	0.75%	0.75%	0.73%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets	0.83%	0.83%	1.27%	2.01%	1.94%
Portfolio Turnover Rate	2.44%	10.68%	4.13%	54.20%	9.39%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,				November 30, 2011 (Commencement of Operations) through October 31, 2012
	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$9.85	$10.26	$10.45	$10.97	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.19	0.22	0.35	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.19	(0.49)	(0.20)	(0.40)	0.99

Total from Investment Operations	0.39	(0.30)	0.02	(0.05)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.09)	(0.13)	(0.16)	(0.29)
Distributions from Net Realized Gain	(0.14)	(0.02)	(0.08)	(0.31)	—

Total Distributions	(0.36)	(0.11)	(0.21)	(0.47)	(0.29)

Net Asset Value per Share, End of Year	$9.88	$9.85	$10.26	$10.45	$10.97

Total Return	4.03%	(2.96)%	0.21%	(0.46)%	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$8,648	$7,878	$8,138	$11,170	$11,253
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.48%	1.37%	1.39%	1.38%	1.42	% (3)
After Expense Reimbursement	1.05%	1.08%	1.12%	1.14%	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	2.02%	1.92%	2.11%	3.31%	2.80	% (3)
Portfolio Turnover Rate	116.87%	147.16%	125.54%	135.67%	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 30, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,				November 30, 2011 (Commencement of Operations) through October 31, 2012
	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$9.85	$10.26	$10.45	$10.97	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.19	0.22	0.35	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.19	(0.49)	(0.20)	(0.40)	0.99

Total from Investment Operations	0.39	(0.30)	0.02	(0.05)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.09)	(0.13)	(0.16)	(0.29)
Distributions from Net Realized Gain	(0.14)	(0.02)	(0.08)	(0.31)	—

Total Distributions	(0.36)	(0.11)	(0.21)	(0.47)	(0.29)

Net Asset Value per Share, End of Year	$9.88	$9.85	$10.26	$10.45	$10.97

Total Return	4.03%	(2.96)%	0.21%	(0.46)%	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,586	$7,358	$7,565	$11,746	$11,602
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.76%	1.64%	1.67%	1.62%	1.68	% (3)
After Expense Reimbursement	1.05%	1.08%	1.12%	1.14%	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	2.02%	1.92%	2.12%	3.30%	2.79	% (3)
Portfolio Turnover Rate	116.87%	147.16%	125.54%	135.67%	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 30, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$6.18	$6.35	$6.33	$6.30	$5.99

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.26	0.29	0.33	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.06	(0.15)	0.04	0.06	0.37

Total from Investment Operations	0.30	0.11	0.33	0.39	0.70

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.28)	(0.31)	(0.36)	(0.37)
Distributions from Net Realized Gain	—	—	—	—	(0.02)

Total Distributions	(0.25)	(0.28)	(0.31)	(0.36)	(0.39)

Net Asset Value per Share, End of Year	$6.23	$6.18	$6.35	$6.33	$6.30

Total Return	5.06%	1.74%	5.25%	6.44%	12.03%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$20,265	$20,791	$20,649	$26,102	$35,006
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.03%	1.03%	0.90%	1.00%	1.14%
After Expense Reimbursement	0.55%	0.55%	0.53%	0.63%	N/A
Ratio of Net Investment Income to Average Net Assets	3.88%	4.11%	4.60%	5.14%	5.39%
Portfolio Turnover Rate	244.36%	195.97%	145.14%	114.95%	111.02%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$6.23	$6.41	$6.37	$6.35	$6.02

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.25	0.28	0.32	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.07	(0.17)	0.05	0.06	0.38

Total from Investment Operations	0.29	0.08	0.33	0.38	0.71

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.26)	(0.29)	(0.36)	(0.36)
Distributions from Net Realized Gain	—	—	—	—	(0.02)

Total Distributions	(0.24)	(0.26)	(0.29)	(0.36)	(0.38)

Net Asset Value per Share, End of Year	$6.28	$6.23	$6.41	$6.37	$6.35

Total Return	4.82%	1.34%	5.24%	6.12%	12.11%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,526	$15,910	$12,555	$14,620	$20,498
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.40%	1.38%	1.39%	1.34%	1.51%
After Expense Reimbursement	0.80%	0.80%	0.78%	0.83%	1.17%
Ratio of Net Investment Income to Average Net Assets	3.64%	3.87%	4.30%	4.96%	5.34%
Portfolio Turnover Rate	244.36%	195.97%	145.14%	114.95%	111.02%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.69	$8.75	$8.80	$8.85	$8.77

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.05	0.05	0.06	0.09	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.02	(0.03)	0.00 (2)	(0.03)	0.13

Total from Investment Operations	0.07	0.02	0.06	0.06	0.24

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.08)	(0.11)	(0.11)	(0.15)
Distributions from Return of Capital	—	—	—	—	(0.01)

Total Distributions	(0.06)	(0.08)	(0.11)	(0.11)	(0.16)

Net Asset Value per Share, End of Year	$8.70	$8.69	$8.75	$8.80	$8.85

Total Return	0.84%	0.25%	0.65%	0.67%	2.74%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,698	$9,614	$21,080	$15,202	$12,814
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.46%	1.57%	1.23%	1.33%	1.63%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.58%	0.53%	0.70%	1.01%	1.21%
Portfolio Turnover Rate	46.36%	8.51%	67.27%	71.48%	81.91%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$10.28	$10.31	$10.13	$10.27	$9.76

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.25	0.27	0.27	0.52
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(0.02)	0.18	0.06	0.64

Total from Investment Operations	0.37	0.23	0.45	0.33	1.16

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.22)	(0.27)	(0.33)	(0.63)
Distributions from Net Realized Gain	(0.07)	(0.04)	—	—	(0.02)
Distributions from Return of Capital	—	—	—	(0.14)	—

Total Distributions	(0.32)	(0.26)	(0.27)	(0.47)	(0.65)

Net Asset Value per Share, End of Year	$10.33	$10.28	$10.31	$10.13	$10.27

Total Return	3.63%	2.24%	4.49%	3.26%	12.35%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$8,042,194	$6,360,295	$6,129,426	$5,085,781	$5,837,581
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.60%	0.60%	0.59%	0.57%	0.57%
After Expense Reimbursement	0.49%	0.49%	0.47%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.55%	2.46%	2.65%	2.60%	5.21%
Portfolio Turnover Rate	318.48%	287.85%	201.30%	190.79%	123.43%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$10.60	$10.64	$10.45	$10.61	$10.09

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.23	0.25	0.24	0.52
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(0.04)	0.19	0.07	0.65

Total from Investment Operations	0.35	0.19	0.44	0.31	1.17

Less Distributions:
Distributions from Net Investment Income	(0.23)	(0.19)	(0.25)	(0.33)	(0.63)
Distributions from Net Realized Gain	(0.07)	(0.04)	—	—	(0.02)
Distributions from Return of Capital	—	—	—	(0.14)	—

Total Distributions	(0.30)	(0.23)	(0.25)	(0.47)	(0.65)

Net Asset Value per Share, End of Year	$10.65	$10.60	$10.64	$10.45	$10.61

Total Return	3.35%	1.83%	4.24%	2.96%	12.03%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,762,803	$2,399,850	$2,177,160	$2,492,073	$2,342,406
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.87%	0.88%	0.87%	0.83%	0.83%
After Expense Reimbursement	0.79%	0.79%	0.77%	0.73%	0.73%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.17%	2.36%	2.31%	5.02%
Portfolio Turnover Rate	318.48%	287.85%	201.30%	190.79%	123.43%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of twenty-three funds comprising the TCW Funds, Inc.) as of October 31, 2016, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, and the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund referred to above present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2016, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 21, 2016

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2016 to October 31, 2016)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$1,015.10	0.49%	$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49%	2.49

N Class Shares
Actual	$1,000.00	$1,014.00	0.77%	$3.90
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.77%	3.91

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$1,000.60	0.70%	$3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56

N Class Shares
Actual	$1,000.00	$998.70	0.75%	$3.77
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75%	3.81

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$999.00	1.04%	$5.23
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.04%	5.28

N Class Shares
Actual	$1,000.00	$999.00	1.04%	$5.23
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.04%	5.28

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2016 to October 31, 2016)
TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,039.00	0.55%	$2.82
Hypothetical (5% return before expenses)	1,000.00	1,022.37	0.55%	2.80

N Class Shares
Actual	$1,000.00	$1,038.00	0.80%	$4.10
Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.80%	4.06

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,004.70	0.44%	$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.93	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,016.50	0.49%	$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49%	2.49

N Class Shares
Actual	$1,000.00	$1,015.10	0.79%	$4.00
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.79%	4.01

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Funds, Inc.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 26, 2016, the Board, including the Independent Directors, approved the continuation of the Current Agreement with respect to each Fund for an additional one-year term from when it otherwise would expire.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on September 7, 2016 and September 26, 2016 (the “Current Agreement Materials”) for their evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by counsel to the Independent Directors with respect to these and other relevant matters. In addition, the Independent Directors met separately with counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Board (including a majority of the Independent Directors voting separately) approved the continuation of the Current Agreement based on the recommendation of the Independent Directors. In deciding to recommend the renewal of the Current Agreement with respect to each Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, Extent, and Quality of Services    The Independent Directors considered the general nature, extent, and quality of services provided and expected to be provided by the Advisor. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where the Advisor and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds. The Independent Directors noted the Advisor’s responsibility to supervise the activities of the Funds’ various service providers, as well as to support the Independent Directors and their meetings, prepare regulatory filings, and provide various operational personnel.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Funds as well as resources and infrastructure, noting also the Advisor’s description of its stable team and deep bench of personnel. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent hiring of professionals in various areas over the past several years, including additional analysts on the equity research team and emerging markets team, a new Chief Data Officer, upgrading resources in the middle

TCW Funds, Inc.

office and back office operations and other areas, as well as its continuing and extensive program of infrastructure and systems enhancements. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreement.

Investment Performance    The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a Report prepared by Broadridge, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one-, three-, five- and ten-year periods, as applicable. The Independent Directors noted that investment performance of most of the Funds was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of each of the TCW Select Equities Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Small Cap Growth Fund, TCW Growth Equities Fund, TCW Short Term Bond Fund, TCW International Small Cap Fund, TCW High Dividend Equities Fund, TCW Global Real Estate Fund, TCW Relative Value Dividend Appreciation Fund, TCW International Growth Fund and TCW Focused Equities Fund (formerly known as TCW Concentrated Value Fund) was in the fourth or fifth quintile of the applicable Lipper peer group for one or more periods covered in the Report. The Independent Directors noted the recent underperformance of these Funds and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability    The Independent Directors considered information in the materials prepared by Lipper and the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to many of the Funds were near or below the medians of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund and TCW Emerging Markets Local Currency Income Fund were above the medians of their respective Lipper peer groups. The Independent Directors reviewed related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts. The Independent Directors reviewed and discussed with the Advisor those additional services.

The Independent Directors noted that the total expenses of the Funds are near or below median expenses of the other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels, and the amounts paid or waived by the Advisor pursuant

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

to expense limitations. The Independent Directors also considered the costs of services provided to the Funds by the Advisor and profits realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability evaluation methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor from its relationship with the Funds was reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Funds under the Investment Advisory and Management Agreement are fair and bear a reasonable relationship to the services rendered by the Advisor.

Expenses and Economies of Scale    The Independent Directors considered the potential of the Advisor and the Funds to achieve economies of scale as the Funds grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Fund at a competitive level. The Independent Directors were satisfied with the explanation for Funds with total expense ratios exceeding their peer group medians, such as the small size of the Fund or an expense ratio relatively near the median level. The Independent Directors also received information about the extent to which the Advisor has shared economies of scale through the reinvestment of profits into the advisory business of the Advisor and its affiliates, which benefits the Funds. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits    The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

Conclusions    Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Current Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Current Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2016, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Core Fixed Income Fund	$0.01
TCW Global Bond Fund	$0.09
TCW Total Return Bond Fund	$0.03

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2017, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of nine directors is responsible for overseeing the operations of the Company, which consists of 23 Funds at October 31, 2016. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund).
Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Senior Advisor to President (since July 2016). and Athletic Director (2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000) Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation. (charitable foundation)	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, 22nd floor, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Chief Executive Officer and Chairman (December 2009 to February 2013), TCW Investment Management Company LLC; Vice Chairman and Chief Executive Officer (December 2009 to August 2012), The TCW Group, Inc. (December 2009 to February 2013 and December 2009 to February 2013) TCW Asset Management Company LLC; Vice Chairman and President (November 2010 to February 2013); Vice Chairman (November 2010 to December 2014) and Chairman (since December 2014), Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; President and Chief Executive Officer (since 2015), TCW Alternative Funds; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Trust Company of the West, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. ; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (1955)	Senior Vice President	Managing Director (since January 2016), TCW LLC; Managing Director (since February 1998), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company LLC; Senior Vice President (since August 2007), TCW Strategic Income Fund, Inc.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).
Jeffrey Engelsman (1967)	Chief Compliance Officer	Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2015), TCW Alternative Funds; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC – Global Chief Compliance Officer (December 2014); Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).

TCW Funds, Inc.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Richard Villa (1964)	Treasurer and Chief Financial Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2015), TCW Alternative Funds; Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008),TCW Investment Management Company LLC, the TCW Group, Inc., Trust Company of the West, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Treasurer of TCW Alternative Funds and the Corporation; and Patrick W. Dennis, Senior Vice President and Associate General Counsel of Trust Company of the West, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Secretary of TCW Alternative Funds and the Corporation.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes

BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of TCW Funds, Inc. and Barclays has no responsibilities, obligations or duties to investors in TCW Funds, Inc. (the “Funds”). Barclays’ only relationship with the Funds is the licensing of the BARCLAYS mark as part of the name of the respective Barclays Indexes, which Barclays does not determine, compose or calculate. Additionally, the Funds may for itself execute transaction(s) with Barclays in or relating to the Indexes used in connection with the Funds. Investors who acquire the Funds neither acquire any interest in the Indexes nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Funds. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indexes to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Funds’ investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEXES. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS DOES NOT CALCULATE OR PUBLISH THE BLOOMBERG BARCLAYS INDEXES AND SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEXES. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUNDS.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary right in the Barclays Indexes. Bloomberg does not guarantee the timeliness, accuracy or completeness of any data or information relating to the Indexes. Bloomberg makes no warranty, express or implied, as to the Indexes or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes (Continued)

invest directly in an index. Back-tested performance is not actual performance. To the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with Indexes or any data or values relating thereto — whether arising from their negligence or otherwise. Nothing in the Indexes shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy”, “sell”, “hold”, or to enter or not to enter into any other transaction involving any specific interest or interests) by Bloomberg or its affiliates or a recommendation as to an investment or other strategy by Bloomberg or its affiliates. Data and other information available via the Indexes should not be considered as information sufficient upon which to base an investment decision. All information provided by the Indexes is impersonal and not tailored to the needs of any person, entity or group of persons. Bloomberg and its affiliates do not express an opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind.

The only relationship of Bloomberg or any of its subsidiaries or affiliates to the Funds is the licensing of certain trademarks, trade names and service marks and of the Indexes, which is determined, composed and calculated by Bloomberg without regard to the Funds. Bloomberg has no obligation to take the needs of the Funds or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Funds are not sponsored, endorsed, sold or promoted by Bloomberg or any of its subsidiaries or affiliates.

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Chief Financial Officer

Jeffrey A. Engelsman

Chief Compliance Office

Peter A. Brown

Senior Vice President

Patrick W. Dennis

Assistant Secretary

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Focused Equities Fund

TCW Global Real Estate Fund

TCW Growth Equities Fund

TCW High Dividend Equities Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Growth Fund

TCW International Small Cap Fund

FUNDarFI1016

OCTOBER 31
2016
ANNUAL REPORT
INTERNATIONAL FUNDS
TCW Developing Markets Equity Fund
TCW Emerging Markets Income Fund
TCW Emerging Markets Local Currency Income Fund TCW Emerging Markets Multi-Asset Opportunities Fund TCW International Growth Fund TCW International Small Cap Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2016 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2016. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2016, the TCW Funds held total net assets of approximately $19.2 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

International developed market central banks have continued to be accommodative over the past year, which has helped support asset prices during periods when investors seek less risky assets, notably Brexit. Improved sentiment around China on the back of a more aggressive government stimulus, rising commodity prices and improving emerging market growth resulted in better performance from both emerging market equities and debt. Throughout the period our international funds have been steadily increasing emerging market exposure at the expense of developed markets. Similarly, improving economic data in the U.S. and Europe as well as in emerging markets spurred our more pro-cyclical stance relative to prior periods. Emerging market valuations remain supportive, with debt yields in the 6-7% area and P/E’s still at a discount to developed markets.

We do expect elevated volatility until the U.S. policy path is formalized, which has implications for global trade,

U.S. dollar, inflation, and global growth. Therefore, differentiation will remain key to outperformance. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in countries and sectors best positioned to perform well in the current environment.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming year and look forward to further correspondence with you through our semi-annual report in 2017.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

1

TCW Developing Markets Equity Fund

Management Discussions

For the year ended October 31, 2016, the TCW Developing Markets Equity Fund (the “Fund”) returned 5.63%. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index, returned 9.27% over the same period.

The bulk of the underperformance occurred during the first quarter of 2016, as we were more defensively positioned heading into February’s swift market rally. Specifically, underweight positioning in commodities and Brazil hurt performance. During the year, we neutralized our commodities exposure and shifted to an overweight position in Brazil, which helped make back some of the underperformance.

Our key overweights from a country perspective are in Brazil, Russia, and Argentina as they are all experiencing a growth recovery. We remain significantly underweight in Asia complex, primarily through China, South Korea and Taiwan. We see this region in particular as susceptible to shifts in U.S. trade policy. From a sector perspective, we are overweight in Information Technology and Healthcare against underweights in the Industrial, Telecom and Real Estate sectors.

The Fund’s forward P/E ratio is slightly above the Index, but, consistent with our bias for quality growth, has a substantially better earnings growth outlook and earnings revisions dynamic, and higher return on equity and free cash flow yields. Our portfolio dividend yield is in line with the Index.

Looking ahead, we expect volatility in the near-term as details have yet to come out on the U.S. policy path, which has implications for global trade, the US dollar, inflation, growth and U.S. interest rate policy. Heightened protectionism would impact Mexico and various Asian countries the most, given closer trading relationships with the U.S. and also has the potential to lower global growth expectations. However, if growth in infrastructure spending in the U.S. generates increased commodity demand, that would be beneficial to emerging markets (EM).

We continue to focus on idiosyncratic long-term growth stories at attractive valuations, and believe that differentiating between companies will continue to be key in emerging markets. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant dispersion in returns going forward, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned for the current evolving environment.

2

TCW Developing Markets Equity Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	Inception
TCW Developing Markets Equity Fund
Class I – 6/30/2015	5.63%	(6.77)%
Class N – 6/30/2015	5.63%	(6.77)%
MSCI Emerging Markets Net Total Return Index	9.27%	(2.92)%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2016, the TCW Emerging Markets Income Fund (the “Fund”) returned 14.29% and 13.98% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index, gained 11.70% over the same period.

Outperformance was driven by security selection and country allocation decisions in sovereign dollar-denominated debt, as well as off-index allocations to local currency and corporate debt. From a regional perspective, overweight positioning to Latin America (Argentina, Brazil and Venezuela, in particular) against underweights in tighter-trading Eastern European and Asian sovereigns also contributed to relative outperformance.

The improved emerging markets (EM) fundamental backdrop, combined with attractive carry, stabilization in commodity prices and healthy technicals, has generated renewed interest in the asset class. The asset class is much more resilient to shocks given improving growth and declining fears of a hard landing in China. Current account balances have also improved following notable currency adjustments. Real rates have increased, which has provided room for EM central banks to ease and stimulate growth. In addition, valuations remain attractive, especially when considering that close to 70% of global fixed income yields are below 2%.

Our sovereign portfolio is focused on countries undergoing reform/political change (Argentina and Brazil), constructive growth stories (Indonesia), and those where growth appears to be bottoming out (Russia, as well as Brazil). As for local currency, we continue to see this as one of the most interesting opportunities in emerging markets debt and selectively added exposure this year. We will continue to look to add exposure to this segment of the market opportunistically. As for corporates, we believe we are approaching the end of the credit cycle. There are signs that corporate credit fundamentals are improving, as issuers have cut capital expenditure significantly and focused on debt repurchases and asset sales. We see potential for corporates to outperform in 2017 as the benefits from rising economic growth spread and deleveraging becomes more broad-based, and may look to more meaningfully increase our corporate allocation in 2017.

We are closely monitoring the policy path of the U.S. as it has implications for global trade, inflation and growth. EM economies have been adjusting to slower China and developed market growth for several years, with domestic demand taking the place of exports. That said, heightened protectionism would impact Mexico and various Asian countries the most, given closer trading relationships with the U.S., and also has the potential to lower global growth expectations. However, if growth in infrastructure spending in the U.S. generates increased commodity demand, that would be beneficial to EM.

As such, differentiating between credits will continue to be key in emerging markets. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

4

TCW Emerging Markets Income Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Emerging Markets Income Fund
Class I – 09/01/1996	14.29%	4.36%	5.72%	8.32%	9.72	%(2)	9.69%
Class N – 2/27/2004	13.98%	4.06%	5.43%	8.06%	8.30%		8.07%
JPM EMBI Global Diversified Index	11.70%	6.77%	6.56%	7.38%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

5

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2016, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned 11.61% and 11.63% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index, returned 11.04% over the same period.

Outperformance during the period was driven by 1) overweight positioning and security selection in Brazil, which underwent a significant political change and started to implement important structural reforms, 2) underweight positioning in tighter-trading sovereigns, such as Poland and Thailand, and 3) overweight positioning in Colombia, which benefited from the rebound in oil. Off-index allocations to India and Argentina further contributed to outperformance.

We continue to focus on countries undergoing reform/political change (Brazil and Argentina), constructive growth stories (Indonesia and India), and those where growth appears to be bottoming out (Russia as well as Brazil). Our larger underweights are in tighter trading sovereigns and in Turkey, where we are concerned with the politics and fundamentals.

This year, we have seen a reversal in sentiment for emerging markets (EM) local currency debt, driven by improved fundamentals, attractive carry, stabilization in commodity prices and healthy technicals. Even with the rally this year, we continue to believe that the rates story is attractive, with ~7% yields for an investment-grade rated asset class when close to 70% of global fixed income yields are below 2%.

In addition, EM economies have been adjusting to slower China and developed market growth for several years, with domestic demand taking the place of exports. Furthermore, the asset class is much more resilient to shocks given improving growth and declining fears of a hard landing in China. Current account balances have also improved following notable currency adjustments. Real rates have increased, which has provided room for EM central banks to ease and stimulate growth.

That said, we expect volatility in the near-term as details have yet to come out on the U.S. policy path, which has implications for global trade, the U.S. dollar, inflation and growth. Heightened protectionism would impact Mexico and various Asian countries the most, given closer trading relationships with the U.S., and also has the potential to lower global growth expectations. However, if growth in infrastructure spending in the U.S. generates increased commodity demand, that would be beneficial to EM.

As such, differentiating between credits will continue to be key in emerging markets. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

6

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception
TCW Emerging Markets Local Currency Income Fund
Class I – 12/14/2010	11.61%	(2.97)%	(0.26)%	0.49%
Class N – 12/14/2010	11.63%	(2.99)%	(0.30)%	0.46%
JPM GBI-EM Global Diversified Index	11.04%	(3.72)%	(1.19)%	(0.27)%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

7

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2016, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) returned 10.75% and 10.78% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% JP Morgan EMBI Global Diversified Index and 50% MSCI Daily Total Return Net Emerging Markets Index returned 10.72% over the same period.

Outperformance was driven by security selection and country allocation decisions in sovereign dollar-denominated debt, as well as off-index allocations to local currency and corporate debt. This was partially offset by security selection in equities, as underweight positioning in commodities into a swift market rally in the earlier part of 2016 weighed on performance.

During the initial part of the period, we steadily increased our exposure to fixed income in light of attractive valuations. As we started to see signs of corporate earnings recovering and currency stabilization, we increased equities exposure, ending the period with approximately 60% equities and 39% fixed income, with the balance in cash.

The improved emerging markets (EM) fundamental backdrop, combined with attractive carry, stabilization in commodity prices and healthy technicals, has generated renewed interest in the asset class. The asset class is much more resilient to shocks given improving growth and declining fears of a hard landing in China. Current account balances have also improved following notable currency adjustments. Real rates have increased, which has provided room for EM central banks to ease and stimulate growth. In addition, with yields in the 6-7% area, valuations remain attractive, especially when considering that close to 70% of global fixed income yields are below 2% and P/E ratios in EM equities remain below developed markets.

That said, we expect volatility in the near-term as details have yet to come out on the U.S. policy path, which has implications for global trade, the U.S. dollar, inflation and growth. Heightened protectionism would impact Mexico and various Asian countries the most, given closer trading relationships with the U.S., and also has the potential to lower global growth expectations. However, if growth in infrastructure spending in the U.S. generates increased commodity demand, that would be beneficial to EM.

As such, differentiating between credits will continue to be key in emerging markets. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

8

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	Inception
TCW Emerging Markets Multi-Asset Opportunities Fund
Class I – 06/28/2013	10.75%	0.82%	2.74%
Class N – 06/28/2013	10.78%	0.88%	2.62%
50% JPM EMBI Global Diversified Index / 50% MSCI Daily Total Return Net Emerging Markets Index	10.72%	2.47%	4.42%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW International Growth Fund

Management Discussions

For the year ended October 31, 2016, the TCW International Growth Fund (the “Fund”) returned a negative 1.45% and 1.77% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World ex U.S. Index, returned 0.72% over the same time period.

Underperformance during the period has been driven by underweight positioning to deep cyclicals and commodities earlier in 2016, as well as more defensive positioning (lack of high beta stocks and higher cash levels) heading into the post-Brexit rally. This has been partially offset by security selection in the Healthcare and Consumer Staples sectors.

The global investment environment remains challenging with continued uncertainty around the U.S. policy path. We see Europe, Japan and China as having to continue to work through high leverage levels and as a result, remain underweight relative to the benchmark. We are monitoring the Bank of Japan (BOJ) recent shift towards targeting nominal rates. We remain skeptical of its efficacy but are open to the fact that the policy is flexible enough that it may be successful, particularly as the BOJ controls more than half of the Japanese bond market. On the other hand, we are overweight in select emerging markets (EM) countries where growth is starting to recover: Brazil, Russia and Argentina (off-index), for example.

On a sector basis, we are overweight in the Information Technology (IT), Materials, and Energy sectors against underweights in Consumer Staples, Financials, and Industrial sectors. We continue to focus on companies with higher growth visibility and earnings momentum.

Looking ahead, we expect volatility in the near-term as details have yet to come out on the U.S. policy path, which has implications for global trade, the U.S. dollar, inflation, growth and U.S. interest rate policy. Heightened protectionism would impact Mexico and various Asian countries the most, given closer trading relationships with the U.S., and also has the potential to lower global growth expectations. However, if growth in infrastructure spending in the U.S. generates increased commodity demand, that would be beneficial to EM in particular.

We continue to focus on idiosyncratic long-term growth stories at attractive valuations, and believe that differentiating between companies will continue to be key. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant dispersion in returns going forward, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned to perform well in the current evolving environment.

10

TCW International Growth Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	Inception
TCW International Growth Fund
Class I – 10/31/2012	(1.45)%	(1.03)%	3.94%
Class N – 10/31/2012	(1.77)%	(1.35)%	3.63%
MSCI All Country World ex U.S. Index	0.72%	(1.04)%	4.01%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW International Small Cap Fund

Management Discussions

For the year ended October 31, 2016, the TCW International Small Cap Fund (the “Fund”) returned a negative 0.49% and 0.60% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index, gained 4.22% over the same time period.

Underperformance during the period has been driven by underweight positioning to commodities earlier in 2016, as well as more defensive positioning (lack of high beta stocks and higher cash levels) heading into the post-Brexit rally. This has been partially offset by security selection in the Industrial and Healthcare sectors.

The global investment environment remains challenging with continued uncertainty around the U.S. policy path. We see Europe, Japan and China as having to continue to work through high leverage levels. We are moderately overweight in Europe, and remain underweight Japan, the United Kingdom and China. We are monitoring the Bank of Japan (BOJ) recent shift towards targeting nominal rates. We remain skeptical of its efficacy but are open to the fact that the policy is flexible enough that it may be successful, particularly as the BOJ controls more than half of the Japanese bond market. On the other hand, we are overweight in select emerging markets (EM) countries where growth is starting to recover: Brazil, Russia and Argentina (off-index), for example.

On a sector basis, we are overweight in the Materials and Healthcare sectors against underweights in the Real Estate, Consumer Staples and Industrial sectors. We continue to focus on companies with higher growth visibility and earnings momentum.

Looking ahead, we expect volatility in the near-term as details have yet to come out on the U.S. policy path, which has implications for global trade, the U.S. dollar, inflation, growth and U.S. interest rate policy. Heightened protectionism would impact Mexico and various Asian countries the most, given closer trading relationships with the U.S. and also has the potential to lower global growth expectations. However, if growth in infrastructure spending in the U.S. generates increased commodity demand, that would be beneficial to EM in particular.

We continue to focus on idiosyncratic long-term growth stories at attractive valuations, and believe that differentiating between companies will continue to be key. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant dispersion in returns going forward, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned for the current evolving environment.

12

TCW International Small Cap Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception
TCW International Small Cap Fund
Class I – 02/28/2011	(0.49)%	(0.98)%	3.83%	(1.33)%
Class N – 02/28/2011	(0.60)%	(1.05)%	3.75%	(1.40)%
MSCI All Country World (ex USA) Small Cap Net Index	4.22%	1.57%	6.28%	3.00%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

13

TCW Developing Markets Equity Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Argentina (3.9% of Net Assets)
4,000	Adecoagro S.A. (1)	$44,000
1,775	Grupo Financiero Galicia S.A. (ADR)	55,273
270	MercadoLibre, Inc.	45,363
1,700	Tenaris S.A. (ADR)	47,940

	Total Argentina (Cost: $182,409)	192,576

	Brazil (7.6%)
5,900	Banco do Brasil S.A.	54,586
10,600	Banco Santander Brasil S.A.	88,058
4,200	Cia Paranaense de Energia (SP ADR)	47,922
13,800	Petroleo Brasileiro S.A. (SP ADR) (1)	161,046
3,580	Vale S.A. (SP ADR)	24,774

	Total Brazil (Cost: $310,208)	376,386

	China (18.9%)
1,719	Alibaba Group Holding, Ltd. (SP ADR) (1)	174,805
600	CNOOC, Ltd. (SP ADR)	75,288
1,325	Ctrip.com International, Ltd. (ADR) (1)	58,499
100,500	Great Wall Motor Co., Ltd. — Class H	98,091
236	NetEase, Inc. (ADR)	60,650
18,150	Ping An Insurance Group Co. of China, Ltd. — Class H	95,541
96,144	Q Technology Group Co., Ltd. (1)	48,230
54,000	Shenzhen Investment, Ltd.	23,539
11,300	Tencent Holdings, Ltd.	299,503

	Total China (Cost: $835,489)	934,146

	Egypt (Cost: $37,269) (0.7%)
1,420	Eastern Tobacco	33,574

	India (7.1%)
10,040	Crompton Greaves Consumer Electricals, Ltd. (1)	27,796
621	HDFC Bank, Ltd. (ADR)	43,954
20,233	ITC, Ltd.	73,200
4,650	Mahindra & Mahindra Financial Services, Ltd.	25,148
11,685	Punjab National Bank (1)	25,424
725	Shriram City Union Finance, Ltd.	28,279
1,200	Tata Motors, Ltd. (SP ADR)	47,292
13,450	Tata Steel, Ltd.	81,556

	Total India (Cost: $337,111)	352,649

	Indonesia (2.1%)
40,200	Bank Central Asia Tbk PT	47,796
26,300	Matahari Department Store Tbk PT	36,269
573,200	Sumber Alfaria Trijaya Tbk PT	21,877

	Total Indonesia (Cost: $106,794)	105,942

See accompanying notes to financial statements.

14

TCW Developing Markets Equity Fund

October 31, 2016

Number of Shares	Common Stock	Value
	Italy (Cost: $48,057) (1.0%)
13,940	PRADA SpA	$48,841

	Kenya (Cost: $97,335) (2.3%)
577,700	Safari.com, Ltd.	113,319

	Malaysia (Cost: $52,585) (1.5%)
129,700	My EG Services BHD	75,303

	Mexico (4.8%)
74,274	Genomma Lab Internacional S.A.B. de C.V. (1)	89,567
24,800	Grupo Financiero Banorte S.A.B. de C.V. — Class O	147,027

	Total Mexico (Cost: $218,637)	236,594

	Pakistan (Cost: $52,059) (1.0%)
22,550	Habib Bank, Ltd.	47,964

	Russia (9.3%)
14,200	Aeroflot PJSC (1)	29,149
38,400	Alrosa PJSC	53,820
945,000	Inter RAO UES PJSC	49,967
508	Lukoil PJSC (SP ADR)	24,694
23,930	Rosneft PJSC	131,980
53,880	Sberbank of Russia	125,857
2,125	Yandex N.V. (1)	41,841

	Total Russia (Cost: $401,004)	457,308

	Singapore (Cost: $68,441) (1.4%)
418	Broadcom, Ltd.	71,177

	South Africa (4.4%)
14,920	FirstRand, Ltd.	53,505
335	Naspers, Ltd. — N Shares	56,111
10,950	Sanlam, Ltd.	53,043
5,004	Standard Bank Group, Ltd.	53,124

	Total South Africa (Cost: $199,071)	215,783

	South Korea (8.8%)
115	Hyundai Mobis Co., Ltd.	27,428
1,075	KB Financial Group, Inc.	39,793
330	Mando Corp.	77,157
202	Samsung Electronics Co., Ltd.	288,926

	Total South Korea (Cost: $377,775)	433,304

See accompanying notes to financial statements.

15

TCW Developing Markets Equity Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Taiwan (8.7%)
27,000	Powertech Technology, Inc.	$77,036
3,873	Silergy Corp.	56,429
7,970	Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR)	247,867
3,270	Tung Thih Electronic Co., Ltd.	47,710

	Total Taiwan (Cost: $348,489)	429,042

	Thailand (2.6%)
31,400	KCE Electronics PCL (NVDR)	100,509
6,600	Krungthai Card PCL Class N (NVDR)	28,269

	Total Thailand (Cost: $113,900)	128,778

	Turkey (Cost: $98,869) (2.0%)
36,244	Turkiye Garanti Bankasi A.S.	98,552

	United Arab Emirates (Cost: $73,499) (1.7%)
4,755	NMC Health PLC	84,817

	United Kingdom (Cost: $24,747) (0.5%)
1,850	Anglo American PLC (1)	25,611

	Total Common Stock (Cost: $3,983,748) (90.3%)	4,461,666

	Preferred Stock
	Brazil (6.7%)
4,500	Cia Brasileira de Distribuicao, 0.28% (ADR)	85,725
40,600	Gerdau S.A., 0.58%	141,325
8,910	Itau Unibanco Holding S.A., 3.46% (ADR)	106,296

	Total Brazil (Cost: $263,593)	333,346

	Total Preferred Stock (Cost: $263,593) (6.7%)	333,346

	Participation Notes
	Saudi Arabia (2.7%)
6,200	Al Hammadi Development and Investment Co. (HSBC as Counterparty)	52,950
3,490	Al Rajhi Bank (HSBC as Counterparty)	52,611
4,880	Samba Financial Group (HSBC as Counterparty)	25,524

	Total Saudi Arabia (Cost: $129,941)	131,085

	Total Participation Notes (Cost: $129,941) (2.7%)	131,085

See accompanying notes to financial statements.

16

TCW Developing Markets Equity Fund

October 31, 2016

Number of Shares	Money Market Investments (1.6%)	Value
80,038	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)	$80,038

	Total Money Market Investments (Cost: $80,038) (1.6%)	80,038

	Total Investments (Cost: $4,457,320) (101.3%)	5,006,135
	Liabilities in Excess of Other Assets (-1.3%)	(65,632)

	Total Net Assets (100.0%)	$4,940,503

Notes to the Schedule of Investments:

ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
NVDR - Non-Voting	Depositary Receipt.
PJSC - Private	Joint-Stock Company.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2016.

See accompanying notes to financial statements.

17

TCW Developing Markets Equity Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Airlines	0.6%
Auto Components	3.2
Automobiles	2.9
Banking	0.5
Banks	20.1
Consumer Finance	1.7
Diversified Financial Services	1.1
Electric	1.0
Electric Utilities	1.0
Electronics	2.0
Energy Equipment & Services	1.0
Food & Staples Retailing	2.1
Food Products	0.9
Health Care Providers & Services	2.8
Household Durables	1.6
Insurance	3.0
Internet & Catalog Retail	1.2
Internet Software & Services	12.5
IT Services	1.5
Media	1.1
Metals & Mining	6.6
Multiline Retail	0.7
Oil, Gas & Consumable Fuels	7.9
Pharmaceuticals	1.8
Real Estate Management & Development	0.5
Semiconductors & Semiconductor Equipment	9.1
Technology Hardware, Storage & Peripherals	5.8
Textiles, Apparel & Luxury Goods	1.0
Tobacco	2.2
Wireless Telecommunication Services	2.3
Money Market Investments	1.6

Total	101.3%

See accompanying notes to financial statements.

18

TCW Developing Markets Equity Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Airlines	$—	$29,149	$—	$29,149
Auto Components	—	152,295	—	152,295
Automobiles	47,292	98,092	—	145,384
Banks	388,898	438,510	—	827,408
Consumer Finance	28,278	53,417	—	81,695
Diversified Financial Services	—	53,505	—	53,505
Electric Utilities	—	49,967	—	49,967
Electric	47,922	—	—	47,922
Electronics	—	100,509	—	100,509
Energy Equipment & Services	47,940	—	—	47,940
Food & Staples Retailing	21,877	—	—	21,877
Food Products	44,000	—	—	44,000
Health Care Providers & Services	84,817	—	—	84,817
Household Durables	27,796	48,230	—	76,026
Insurance	—	148,585	—	148,585
Internet & Catalog Retail	58,499	—	—	58,499
Internet Software & Services	322,659	299,503	—	622,162
IT Services	—	75,303	—	75,303
Media	—	56,111	—	56,111
Metals & Mining	24,774	160,987	—	185,761
Multiline Retail	—	36,269	—	36,269
Oil, Gas & Consumable Fuels	261,028	131,979	—	393,007
Pharmaceuticals	89,567	—	—	89,567
Real Estate Management & Development	—	23,539	—	23,539
Semiconductors & Semiconductor Equipment	319,044	133,465	—	452,509
Technology Hardware, Storage & Peripherals	—	288,926	—	288,926
Textiles, Apparel & Luxury Goods	—	48,841	—	48,841
Tobacco	—	106,774	—	106,774
Wireless Telecommunication Services	113,319	—	—	113,319

Total Common Stock	1,927,710	2,533,956	—	4,461,666

Preferred Stock
Banks	106,296	—	—	106,296
Food & Staples Retailing	85,725	—	—	85,725
Metals & Mining	141,325	—	—	141,325

Total Preferred Stock	333,346	—	—	333,346

Participation Notes
Banks	—	78,135	—	78,135
Health Care Providers & Services	—	52,950	—	52,950

Total Participation Notes	—	131,085	—	131,085

Money Market Investments	80,038	—	—	80,038

Total Investments	$2,341,094	$2,665,041	$—	$5,006,135

See accompanying notes to financial statements.

19

TCW Emerging Markets Income Fund

Schedule of Investments

	Principal Amount	Fixed Income Securities	Value
		Angola (Cost: $11,726,222) (0.4% of Net Assets)
$	13,480,000	Angolan Government International Bond, (144A), 9.5%, due 11/12/25 (1)	$13,252,053

		Argentina (8.8%)
ARS	181,475,000	Argentina Treasury Bond BONCER, 2.5%, due 07/22/21	12,875,606
ARS	213,551,600	Argentine Bonos del Tesoro, 15.5%, due 10/17/26	14,317,684
ARS	227,000,000	Argentine Bonos del Tesoro, 22.75%, due 03/05/18	15,320,947
$	74,060,000	Argentine Republic Government International Bond, 2.5%, due 12/31/38	50,805,160
	55,590,000	Argentine Republic Government International Bond, (144A), 7.125%, due 07/06/36 (1)	57,452,265
	37,880,000	Argentine Republic Government International Bond, (144A), 7.5%, due 04/22/26 (1)	41,478,600
EUR	21,136,953	Argentine Republic Government International Bond, 7.82%, due 12/31/33	24,838,599
$	28,645,000	Argentine Republic Government International Bond, (Reg. S), 6.625%, due 07/06/28 (2)	29,532,995
ARS	286,917,000	Banco Hipotecario S.A., (144A), 24.729%, due 01/12/20 (1)(3)	19,087,668
$	5,860,000	YPF S.A., (144A), 31.354%, due 07/07/20 (1)(3)	6,491,034

		Total Argentina (Cost: $269,035,319)	272,200,558

		Azerbaijan (Cost: $9,973,695) (0.3%)
	10,100,000	State Oil Co. of the Azerbaijan Republic, (Reg. S), 4.75%, due 03/13/23 (2)	10,112,625

		Bahrain (1.5%)
	22,105,000	Bahrain Government International Bond, (144A), 7%, due 10/12/28 (1)	22,823,413
	13,740,000	Bahrain Government International Bond, (Reg. S), 6%, due 09/19/44 (2)	11,679,000
	11,400,000	CBB International Sukuk Co. SPC, (144A), 5.624%, due 02/12/24 (1)	11,742,000

		Total Bahrain (Cost: $45,344,912)	46,244,413

		Brazil (14.2%)
	16,650,000	Banco do Brasil S.A., (Reg. S), 9%, due 06/29/49 (2)(3)	15,501,150
	4,485,000	Brazil Minas SPE via State of Minas Gerais, (Reg. S), 5.333%, due 02/15/28 (2)	4,406,513
BRL	13,000,000	Brazil Notas do Tesouro Nacional, Series B, 6%, due 08/15/50	12,606,690
BRL	29,075,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/21	8,850,533
BRL	152,500,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/27	44,444,535
$	48,010,000	Brazilian Government International Bond, 4.25%, due 01/07/25	47,577,910
	14,675,000	Brazilian Government International Bond, 5%, due 01/27/45	13,005,719
	23,835,000	Brazilian Government International Bond, 5.625%, due 01/07/41	23,060,363
	22,520,000	Brazilian Government International Bond, 5.625%, due 02/21/47	21,619,200
	14,288,000	Centrais Eletricas Brasileiras S.A., (Reg. S), 5.75%, due 10/27/21 (2)	14,341,580
	16,375,000	GTL Trade Finance, Inc., (Reg. S), 5.893%, due 04/29/24 (2)	16,170,313
	6,035,000	Marfrig Holdings Europe BV, (144A), 8%, due 06/08/23 (1)	6,246,225
	8,600,000	Minerva Luxembourg S.A., (144A), 6.5%, due 09/20/26 (1)	8,404,350
	42,690,000	Petrobras Global Finance BV, 4.375%, due 05/20/23	38,794,537
	37,230,000	Petrobras Global Finance BV, 5.625%, due 05/20/43	29,429,384
	36,295,000	Petrobras Global Finance BV, 6.75%, due 01/27/41	32,157,370
	43,875,000	Petrobras Global Finance BV, 8.75%, due 05/23/26	49,319,887
	25,650,000	Vale Overseas, Ltd., 6.25%, due 08/10/26	27,514,755
	27,925,000	Vale Overseas, Ltd., 6.875%, due 11/10/39	27,595,485

		Total Brazil (Cost: $412,830,245)	441,046,499

See accompanying notes to financial statements.

20

TCW Emerging Markets Income Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Chile (Cost: $15,915,474) (0.5%)
$	16,454,000	Empresa Electrica Guacolda S.A., (Reg. S), 4.56%, due 04/30/25 (2)	$15,619,782

		China (Cost: $10,343,160) (0.3%)
	10,882,464	Kaisa Group Holdings, Ltd., 6.56%, due 12/31/19 (2)	10,183,810

		Colombia (3.5%)
	8,500,000	Avianca Holdings S.A. / Avianca Leasing LLC / Grupo Taca Holdings, Ltd., (Reg. S), 8.375%, due 05/10/20 (2)	8,415,000
	16,350,000	Banco de Bogota S.A., (144A), 6.25%, due 05/12/26 (1)	16,840,500
	4,500,000	Banco de Bogota S.A., (144A), 6.25%, due 05/12/26 (1)	4,657,500
	21,775,000	Colombia Government International Bond, 2.625%, due 03/15/23	21,121,750
	29,080,000	Colombia Government International Bond, 4%, due 02/26/24	30,315,900
	12,645,000	Colombia Government International Bond, 4.5%, due 01/28/26	13,577,569
	9,310,000	Colombia Government International Bond, 5%, due 06/15/45	9,496,200
	4,199,000	Ecopetrol S.A., 4.125%, due 01/16/25	4,010,045

		Total Colombia (Cost: $105,003,601)	108,434,464

		Costa Rica (2.4%)
	20,555,000	Banco Nacional de Costa Rica, (144A), 5.875%, due 04/25/21 (1)	21,428,587
	7,250,000	Banco Nacional de Costa Rica, (Reg. S), 6.25%, due 11/01/23 (2)	7,567,188
	30,365,000	Costa Rica Government International Bond, (Reg. S), 7%, due 04/04/44 (2)	31,541,644
	12,130,000	Costa Rica Government International Bond, (Reg. S), 7.158%, due 03/12/45 (2)	12,797,150

		Total Costa Rica (Cost: $68,092,224)	73,334,569

		Croatia (1.9%)
	21,025,000	Croatia Government International Bond, (Reg. S), 5.5%, due 04/04/23 (2)	22,996,094
	18,990,000	Croatia Government International Bond, (Reg. S), 6%, due 01/26/24 (2)	21,474,367
	13,521,000	Hrvatska Elektroprivreda, (144A), 5.875%, due 10/23/22 (1)	14,783,658

		Total Croatia (Cost: $56,531,216)	59,254,119

		Dominican Republic (2.5%)
	15,255,000	AES Andres B.V. / Dominican Power Partners / Empresa Generadora de Electricidad Itabo, S.A., (144A), 7.95%, due 05/11/26 (1)	16,284,712
	17,621,000	Dominican Republic International Bond, (144A), 6.875%, due 01/29/26 (1)	19,416,580
	14,250,000	Dominican Republic International Bond, (Reg. S), 5.5%, due 01/27/25 (2)	14,570,625
	13,980,000	Dominican Republic International Bond, (Reg. S), 5.875%, due 04/18/24 (2)	14,540,878
	12,801,000	Dominican Republic International Bond, (Reg. S), 6.85%, due 01/27/45 (2)	13,377,045

		Total Dominican Republic (Cost: $74,573,880)	78,189,840

		Ecuador (2.0%)
	19,385,000	Ecuador Government International Bond, (144A), 10.75%, due 03/28/22 (1)	20,596,563
	45,165,000	Ecuador Government International Bond, (Reg. S), 7.95%, due 06/20/24 (2)	42,793,837

		Total Ecuador (Cost: $59,129,410)	63,390,400

See accompanying notes to financial statements.

21

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Egypt (Cost: $24,572,837) (0.8%)
$	26,235,000	Egypt Government International Bond, (Reg. S), 5.875%, due 06/11/25 (2)	$24,389,630

		El Salvador (1.7%)
	9,000,000	El Salvador Government International Bond, (Reg. S), 7.375%, due 12/01/19 (2)	9,486,900
	18,028,000	El Salvador Government International Bond, (Reg. S), 7.625%, due 02/01/41 (2)	18,596,783
	24,710,000	El Salvador Government International Bond, (Reg. S), 7.65%, due 06/15/35 (2)	25,760,175

		Total El Salvador (Cost: $53,720,623)	53,843,858

		Ghana (Cost: $14,421,939) (0.5%)
	15,565,000	Ghana Government International Bond, (Reg. S), 7.875%, due 08/07/23 (2)	14,959,599

		Greece (Cost: $55,807,595) (1.9%)
EUR	57,872,000	Hellenic Republic Government Bond, (144A), 4.75%, due 04/17/19 (1)	58,497,385

		Guatemala (0.9%)
$	14,654,000	Comcel Trust via Comunicaciones Celulares S.A., (Reg. S), 6.875%, due 02/06/24 (2)	15,056,985
	12,450,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (1)	12,458,217

		Total Guatemala (Cost: $28,084,528)	27,515,202

		Hungary (1.9%)
	17,654,000	Hungary Government International Bond, 5.375%, due 02/21/23	20,081,425
	33,795,000	Hungary Government International Bond, 5.375%, due 03/25/24	38,948,737

		Total Hungary (Cost: $58,212,509)	59,030,162

		India (0.8%)
	10,300,000	Delhi International Airport Pvt, Ltd., (144A), 6.125%, due 10/31/26 (1)	10,580,799
	13,675,000	Vedanta Resources PLC, (Reg. S), 8.25%, due 06/07/21 (2)	14,068,840

		Total India (Cost: $24,290,138)	24,649,639

		Indonesia (2.9%)
IDR	135,619,000,000	Indonesia Treasury Bond, 9%, due 03/15/29	11,568,099
$	16,250,000	Pertamina Persero PT, (Reg. S), 6%, due 05/03/42 (2)	17,194,548
	20,750,000	Perusahaan Penerbit SBSN Indonesia III, (144A), 4.35%, due 09/10/24 (1)	21,910,340
	17,875,000	Perusahaan Penerbit SBSN Indonesia III, (144A), 4.55%, due 03/29/26 (1)	18,833,100
	19,780,000	Perusahaan Penerbit SBSN Indonesia III, (Reg. S), 4.325%, due 05/28/25 (2)	20,695,814

		Total Indonesia (Cost: $85,637,737)	90,201,901

		Ivory Coast (Cost: $7,131,831) (0.3%)
	7,620,000	Ivory Coast Government International Bond, (144A), 6.375%, due 03/03/28 (1)	7,979,093

		Jamaica (Cost: $10,694,288) (0.3%)
	11,850,000	Digicel, Ltd. (Reg. S), 6%, due 04/15/21 (2)	10,661,445

See accompanying notes to financial statements.

22

TCW Emerging Markets Income Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Kazakhstan (Cost: $32,482,212) (1.0%)
$	32,625,000	Tengizchevroil Finance Co. International, Ltd., (144A), 4%, due 08/15/26 (1)	$31,545,863

		Kenya (Cost: $17,079,798) (0.6%)
	17,459,000	Kenya Government International Bond, (Reg. S), 6.875%, due 06/24/24 (2)	17,448,088

		Lebanon (3.4%)
	19,710,000	Lebanon Government International Bond, 6.15%, due 06/19/20	19,783,912
	26,655,000	Lebanon Government International Bond, 6.375%, due 03/09/20	26,921,550
	14,250,000	Lebanon Government International Bond, (Reg. S), 6%, due 01/27/23 (2)	13,840,313
	44,825,000	Lebanon Government International Bond, (Reg. S), 6.6%, due 11/27/26 (2)	43,760,406

		Total Lebanon (Cost: $105,113,187)	104,306,181

		Mexico (8.5%)
	20,830,000	Banco Mercantil del Norte S.A., (144A), 5.75%, due 10/04/31 (1)(3)	20,205,100
	12,891,000	BBVA Bancomer S.A., (Reg. S), 6.008%, due 05/17/22 (2)(3)	12,852,327
	10,803,000	Cemex Finance LLC, (Reg. S), 6%, due 04/01/24 (2)	11,194,609
	17,325,000	Cemex SAB de C.V., (Reg. S), 5.7%, due 01/11/25 (2)	17,671,500
	5,625,000	Comision Federal de Electricidad, (144A), 4.75%, due 02/23/27 (1)	5,737,500
	12,395,000	Credito Real S.A.B. de C.V. SOFOM ER, (144A), 7.25%, due 07/20/23 (1)	12,797,838
	15,719,000	Metalsa S.A. de C.V., (Reg. S), 4.9%, due 04/24/23 (2)	15,522,512
	23,075,000	Mexico City Airport Trust, (144A), 5.5%, due 10/31/46 (1)	22,584,656
	18,995,000	Mexico Government International Bond, 3.6%, due 01/30/25	19,422,387
	9,280,000	Mexico Government International Bond, 4%, due 10/02/23	9,776,480
	17,415,000	Mexico Government International Bond, 4.125%, due 01/21/26	18,451,192
	8,750,000	Mexico Government International Bond, 4.35%, due 01/15/47	8,310,313
	7,150,000	Mexico Government International Bond, 4.75%, due 03/08/44	7,150,000
	20,870,000	Petroleos Mexicanos, 4.5%, due 01/23/26	20,212,595
	42,335,000	Petroleos Mexicanos, (144A), 4.625%, due 09/21/23 (1)	42,273,614
	14,835,000	Petroleos Mexicanos, 5.625%, due 01/23/46	12,884,198
	7,045,000	Trust F/1401, (144A), 6.95%, due 01/30/44 (1)	7,309,188

		Total Mexico (Cost: $262,572,038)	264,356,009

		Mongolia (Cost: $14,521,210) (0.5%)
	15,616,000	Mongolia Government International Bond, (Reg. S), 4.125%, due 01/05/18 (2)	15,069,440

		Panama (1.5%)
	31,410,000	AES Panama SRL, (144A), 6%, due 06/25/22 (1)	32,688,387
	14,900,000	Global Bank Corp., (144A), 4.5%, due 10/20/21 (1)	14,868,338

		Total Panama (Cost: $46,625,593)	47,556,725

		Paraguay (1.0%)
	15,850,000	Banco Regional SAECA, (144A), 8.125%, due 01/24/19 (1)	17,200,420
	12,800,000	Telefonica Celular del Paraguay S.A., (Reg. S), 6.75%, due 12/13/22 (2)	13,408,000

		Total Paraguay (Cost: $29,377,866)	30,608,420

See accompanying notes to financial statements.

23

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Peru (3.2%)
$	17,373,000	Banco Internacional del Peru SAA Interbank, (Reg. S), 6.625%, due 03/19/29 (2)(3)	$19,148,521
	18,014,000	Corp. Financiera de Desarrollo S.A., (144A), 5.25%, due 07/15/29 (1)(3)	19,365,050
	10,953,000	Inkia Energy, Ltd., (Reg. S), 8.375%, due 04/04/21 (2)	11,445,885
PEN	103,600,000	Peruvian Government International Bond, (144A), 6.35%, due 08/12/28 (1)	31,959,382
PEN	50,475,000	Peruvian Government International Bond, (Reg. S), 6.95%, due 08/12/31 (2)	16,366,338

		Total Peru (Cost: $95,558,677)	98,285,176

		Russia (3.9%)
$	14,610,000	Evraz Group S.A., 8.25%, due 01/28/21 (2)	15,924,900
	22,250,000	Gazprom OAO via Gaz Capital S.A., (Reg. S), 4.95%, due 02/06/28 (2)	21,888,437
	14,226,000	GTH Finance BV, (144A), 7.25%, due 04/26/23 (1)	15,164,916
	10,315,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.25%, due 05/23/23 (2)	10,147,949
	59,680,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.5%, due 02/26/24 (2)(3)	59,307,000

		Total Russia (Cost: $120,777,886)	122,433,202

		Saudi Arabia (1.2%)
	20,910,000	Saudi Government International Bond, (144A), 3.25%, due 10/26/26 (1)	20,643,397
	16,815,000	Saudi Government International Bond, (144A), 4.5%, due 10/26/46 (1)	16,571,183

		Total Saudi Arabia (Cost: $37,150,838)	37,214,580

		South Africa (1.6%)
	16,100,000	MTN Mauritius Investment, Ltd., (144A), 6.5%, due 10/13/26 (1)	16,401,875
	35,965,000	Republic of South Africa Government International Bond, 4.3%, due 10/12/28	34,975,962

		Total South Africa (Cost: $51,874,575)	51,377,837

		Sri Lanka (3.0%)
	17,650,000	Sri Lanka Government International Bond, (144A), 6.825%, due 07/18/26 (1)	18,617,220
	34,850,000	Sri Lanka Government International Bond, (Reg. S), 5.875%, due 07/25/22 (2)	35,715,151
	29,850,000	Sri Lanka Government International Bond, (Reg. S), 6.25%, due 07/27/21 (2)	31,233,995
	7,350,000	Sri Lanka Government International Bond, (Reg. S), 6.85%, due 11/03/25 (2)	7,764,107

		Total Sri Lanka (Cost: $89,016,325)	93,330,473

		Trinidad And Tobago (Cost: $10,490,744) (0.3%)
	10,670,000	Trinidad Generation UnLtd, (144A), 5.25%, due 11/04/27 (1)	10,643,325

		Turkey (3.1%)
	27,725,000	Hazine Mustesarligi Varlik Kiralama AS, (Reg. S), 4.489%, due 11/25/24 (2)	27,447,750
	35,680,000	Turkey Government International Bond, 3.25%, due 03/23/23	33,316,200
	31,525,000	Turkey Government International Bond, 4.25%, due 04/14/26	30,274,561

See accompanying notes to financial statements.

24

TCW Emerging Markets Income Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Turkey (continued)
$	5,850,000	Turkey Government International Bond, 5.125%, due 03/25/22	$6,054,253

		Total Turkey (Cost: $99,643,217)	97,092,764

		Ukraine (2.7%)
	20,773,000	Ukraine Government International Bond, (144A), 0%,due 05/31/40 (1)(3)(4)	6,656,604
	33,315,000	Ukraine Government International Bond, (Reg. S), 7.75%, due 09/01/19 (2)	33,398,287
	44,208,000	Ukraine Government International Bond, (Reg. S), 7.75%, due 09/01/20 (2)	43,655,400

		Total Ukraine (Cost: $86,498,612)	83,710,291

		Venezuela (3.3%)
	134,685,000	Petroleos de Venezuela S.A., 5.375%, due 04/12/27 (2)	49,496,737
	12,180,000	Petroleos de Venezuela S.A., (Reg. S), 9.75%, due 05/17/35 (2)	5,423,145
	41,000,000	Venezuela Government International Bond, 9.25%, due 09/15/27	20,746,000
	62,300,000	Venezuela Government International Bond, (Reg. S), 8.25%, due 10/13/24 (2)	27,785,800

		Total Venezuela (Cost: $96,883,395)	103,451,682

		Total Fixed Income Securities (Cost: $2,696,739,556) (89.1%)	2,771,421,102

	Number of Shares	Equity Securities
		Mexico (0.0%)
	2,707,350	Corp. GEO S.A.B. de C.V. (5)	—
	240,079	Hipotecaria Su Casita S.A. de C.V., SOFOM E.N.R. (5)	—

		Total Mexico (Cost: $—)	—

		Exchange Traded Funds
		United States (Cost: $55,156,988) (1.8%)
	1,457,650	Vanguard Emerging Markets Stock Index Fund — FTSE Emerging Markets ETF Shares	55,026,287

		Total Equity Securities (Cost: $55,156,988) (1.8%)	55,026,287

	Notional Amount	Currency Options
$	30,700,000	USD Call / MXN Put, Strike Price MXN 19.50, Expires 11/23/16 (6)	468,513
	26,025,000	USD Call / TRY Put, Strike Price TRY 3.08, Expires 11/16/16 (6)	350,531
	30,600,000	USD Put / MXN Call, Strike Price MXN 18, Expires 12/19/2016 (7)	205,968

		Total Currency Options (Cost: $2,132,333) (0%)	1,025,012

See accompanying notes to financial statements.

25

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

	Notional Amount	Money Market Investments	Value
$	219,745,353	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (8)	$219,745,353

		Total Money Market Investments (Cost: $219,745,353) (7.1%)	219,745,353

		Total Investments (Cost: $2,973,774,230) (98.0%)	3,047,217,754
		Excess of Other Assets over Liabilities (2.0%)	61,731,534

		Total Net Assets (100.0%)	$3,108,949,288

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (9)
Bank of America	EUR	25,490,000	12/08/16	$28,357,625	$27,984,909	$(372,716)
Citibank N.A.	EUR	60,283,586	12/08/16	67,978,434	66,184,022	(1,794,412)
Goldman Sachs International	EUR	13,825,000	12/08/16	15,763,956	15,178,163	(585,793)
Morgan Stanley & Co.	EUR	14,700,000	12/08/16	16,885,890	16,138,806	(747,084)

				$128,985,905	$125,485,900	$(3,500,005)

SELL (10)
Citibank N.A.	BRL	102,845,000	12/22/16	$30,700,000	$32,009,352	$(1,309,352)
Citibank N.A.	EUR	88,998,586	12/08/16	99,043,586	97,709,587	1,333,999
Morgan Stanley & Co.	EUR	25,300,000	12/08/16	28,664,900	27,776,313	888,587

				$158,408,486	$157,495,252	$913,234

Written Options — OTC
Notional Amount	Description	Premiums (Received)	Value
$ 30,700,000	USD Call / MXN Put, Strike Price MXN 21.00, Expires 11/23/16 (6)	$(193,410)	$(126,576)
26,025,000	USD Call / TRY Put, Strike Price TRY 3.33, Expires 11/16/16 (6)	(713,423)	(4,320)

		$(906,833)	$(130,896)

See accompanying notes to financial statements.

26

TCW Emerging Markets Income Fund

October 31, 2016

Credit Default Swaps — Buy Protection
Notional Amount (11)	Implied Credit Spread (12)	Expiration Date	Counterparty and Reference Entity	Fixed Deal Pay Rate	Unrealized Appreciation (Depreciation)	Premium Paid (Received)	Value (13)
OTC Swaps
$ 15,900,000	1.108%	12/20/21	Bank of America, China Government Bond, 7.5%, due 10/28/27	1%	$24	$70,386	$70,410
16,000,000	1.80%	12/20/21	Citibank N.A., Colombia Government Bond, 10.375%, due 01/28/23	1%	(95,285)	665,330	570,045
16,350,000	1.55%	12/20/21	Citibank N.A., Mexico Government Bond, 5.95%, due 03/19/19	1%	(112,389)	540,913	428,524
15,800,000	1.55%	12/20/21	Bank of America, Mexico Government Bond, 5.95%, due 03/19/19	1%	(127,362)	541,471	414,109
6,310,000	1.57%	12/20/21	Bank of America, Indonesia Government Bond, 5.875%, due 03/13/20	1%	5,322	158,436	163,758
15,850,000	1.55%	12/20/21	Bank of America, Mexico Government Bond, 5.95%, due 03/19/19	1%	(40,560)	455,979	415,419
15,900,000	1.80%	12/20/21	Citibank N.A., Colombia Government Bond, 10.375%, due 01/28/23	1%	3,256	563,226	566,482
4,375,000	1.57%	12/20/21	Bank of America, Indonesia Government Bond, 5.875%, due 03/13/20	1%	(2,273)	115,814	113,541
60,300,000	0.425%	12/20/21	Citibank N.A., Korea Government Bond, 7.125%, due 04/16/19	1%	(12,779)	(1,720,436)	(1,733,215)
19,700,000	1.108%	12/20/21	Deutsche Bank AG, China Government Bond, 7.5%, due 10/28/27	1%	9,841	77,397	87,238
11,400,000	1.57%	12/20/21	Deutsche Bank AG, Indonesia Government Bond, 5.875%, due 03/13/20	1%	(5,921)	301,777	295,856
32,000,000	1.55%	12/20/21	Barclays Bank PLC, Mexico Government Bond, 5.95%, due 03/19/19	1%	(285,156)	1,123,857	838,701

					$(663,282)	$2,894,150	$2,230,868

See accompanying notes to financial statements.

27

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ARS - Argentine	Peso.
BRL - Brazilian	Real.
EUR - Euro	Currency.
IDR - Indonesian	Rupiah.
MXN - Mexican	Peso.
PEN - Peruvian	Nouveau Sol.
TRY - New	Turkish Lira.
ETF - Exchange	Traded Fund.
OTC - Over	the Counter.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $794,478,498 or 25.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2016, the value of these securities amounted to $1,065,408,912 or 34.3% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(4)	Security not accruing interest.
(5)	Non-income producing security.
(6)	Over-the-counter traded option; Counterparty — Bank of America.
(7)	Over-the-counter traded option; Counterparty — Citigroup Global Market, Inc.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(9)	Fund buys foreign currency, sells U.S. Dollar.
(10)	Fund sells foreign currency, buys U.S. Dollar.
(11)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(12)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(13)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to financial statements.

28

TCW Emerging Markets Income Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Airlines	0.3
Auto Parts & Equipment	0.5
Banks	8.5
Building Materials	1.0
Currency Options	0.0	*
Diversified Financial Services	0.4
Electric	3.9
Engineering & Construction	1.0
Exchange-Traded Fund (ETF)	1.8
Food	0.5
Foreign Government Bonds	55.0
Government Regional/Local	0.1
Iron & Steel	2.8
Mining	0.5
Oil & Gas	11.7
REIT	0.2
Real Estate	0.3
Telecommunications	2.4
Money Market Investments	7.1

Total	98.0%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

29

TCW Emerging Markets Income Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Government Regional/Local	$—		$4,406,513	$—	$4,406,513
Airlines	—		8,415,000	—	8,415,000
Auto Parts & Equipment	—		15,522,512	—	15,522,512
Banks	—		270,635,514	—	270,635,514
Building Materials	—		28,866,109	—	28,866,109
Diversified Financial Services	—		12,797,838	—	12,797,838
Electric	—		121,544,830	—	121,544,830
Engineering & Construction	—		33,165,455	—	33,165,455
Food	—		14,650,575	—	14,650,575
Foreign Government Bonds	—		1,710,834,850	—	1,710,834,850
Iron & Steel	—		87,205,452	—	87,205,452
Mining	—		14,068,840	—	14,068,840
Oil & Gas	—		361,121,395	—	361,121,395
REIT	—		7,309,188	—	7,309,188
Real Estate	—		10,183,810	—	10,183,810
Telecommunications	—		70,693,221	—	70,693,221

Total Fixed Income Securities	—		2,771,421,102	—	2,771,421,102

Equity Securities
Miscellaneous Manufacturers	—	*	—	—	— *

Total Equity Securities	—		—	—	—

Exchange-Traded Funds	55,026,287		—	—	55,026,287
Currency Options	—		1,025,012	—	1,025,012
Money Market Investments	219,745,353		—	—	219,745,353

Total Investments	274,771,640		2,772,446,114	—	3,047,217,754

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—		2,222,586	—	2,222,586
Swap Agreements
Credit Risk	—		3,964,083	—	3,964,083

Total	$274,771,640		$2,778,632,783	$—	$3,053,404,423

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—		$(4,809,357)	$—	$(4,809,357)
Written Options
Foreign Currency Risk	—		(130,896)	—	(130,896)
Swap Agreements
Credit Risk	—		(1,733,215)	—	(1,733,215)

Total	$—		$(6,673,468)	$—	$(6,673,468)

*	Amount rounds to less than $1.

See accompanying notes to financial statements.

30

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Argentina (3.4% of Net Assets)
ARS	9,380,000	Argentine Bonos del Tesoro, 15.5%, due 10/17/26	$628,887
ARS	10,000,000	Argentine Bonos del Tesoro, 22.75%, due 03/05/18	674,932
ARS	2,566,000	Argentine Republic Government International Bond, 5.83%, due 12/31/33 (1)	1,187,787
ARS	11,780,000	Banco Hipotecario S.A., (144A), 24.729%, due 01/12/20 (1)(2)	783,686
ARS	560,000	YPF S.A., (144A), 31.354%, due 07/07/20 (1)(2)	620,303

		Total Argentina (Cost: $3,731,538)	3,895,595

		Brazil (17.5%)
BRL	2,740,000	Brazil Notas do Tesouro Nacional, Series B, 6%, due 08/15/50	2,657,102
BRL	7,823,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/19	2,409,880
BRL	14,305,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/21	4,354,493
BRL	16,700,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/25	4,939,061
BRL	18,410,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/27	5,365,403

		Total Brazil (Cost: $15,310,162)	19,725,939

		Colombia (6.7%)
COP	11,831,900,000	Colombian TES (Treasury) Bond, 7%, due 05/04/22	3,975,039
COP	3,500,000,000	Colombian TES (Treasury) Bond, 7.5%, due 08/26/26	1,181,314
COP	6,082,000,000	Colombian TES (Treasury) Bond, 10%, due 07/24/24	2,385,823

		Total Colombia (Cost: $7,098,354)	7,542,176

		Greece (Cost: $2,128,168) (2.0%)
EUR	2,205,000	Hellenic Republic Government Bond, (Reg. S), 4.75%, due 04/17/19 (3)	2,228,828

		India (3.5%)
INR	80,000,000	NTPC Ltd., (Reg. S), 7.375%, due 08/10/21 (3)	1,214,617
INR	180,000,000	Rural Electrification Corp., Ltd., 8.37%, due 08/14/20	2,787,243

		Total India (Cost: $3,983,424)	4,001,860

		Indonesia (13.8%)
IDR	25,827,000,000	Indonesia Treasury Bond, 7.875%, due 04/15/19	2,028,245
IDR	30,000,000,000	Indonesia Treasury Bond, 8.25%, due 07/15/21	2,419,118
IDR	72,688,000,000	Indonesia Treasury Bond, 8.375%, due 03/15/24	5,932,918
IDR	12,000,000,000	Indonesia Treasury Bond, 8.75%, due 05/15/31	1,011,649
IDR	49,341,000,000	Indonesia Treasury Bond, 9%, due 03/15/29	4,208,714

		Total Indonesia (Cost: $14,189,814)	15,600,644

		Malaysia (6.5%)
MYR	11,178,000	Malaysia Government Bond, 3.659%, due 10/15/20	2,697,852
MYR	6,600,000	Malaysia Government Bond, 3.955%, due 09/15/25	1,597,723
MYR	7,660,000	Malaysia Government Bond, 4.254%, due 05/31/35	1,816,214
MYR	5,037,000	Malaysia Government Bond, 4.378%, due 11/29/19	1,242,615

		Total Malaysia (Cost: $7,434,386)	7,354,404

		Mexico (9.8%)
MXN	51,640,470	Mexican UDIBONOS Government Bond, 4.5%, due 12/04/25	3,097,995
MXN	60,550,000	Mexican BONOS Government Bond, 6.5%, due 06/10/21	3,290,376

See accompanying notes to financial statements.

31

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Mexico (Continued)
MXN	25,420,000	Mexican BONOS Government Bond, 7.75%, due 05/29/31	$1,495,330
MXN	21,890,000	Mexican BONOS Government Bond, 8.5%, due 12/13/18	1,232,584
MXN	32,000,000	Mexican BONOS Government Bond, 8.5%, due 05/31/29	1,985,547

		Total Mexico (Cost: $11,400,998)	11,101,832

		Peru (5.4%)
PEN	3,300,000	Peruvian Government International Bond, (Reg. S), 6.35%, due 08/12/28 (3)	1,018,011
PEN	15,631,000	Peruvian Government International Bond, (Reg. S), 6.95%, due 08/12/31 (3)	5,068,296

		Total Peru (Cost: $5,777,863)	6,086,307

		Romania (1.1%)
RON	2,750,000	Romania Government Bond, 4.75%, due 02/24/25	749,195
RON	1,730,000	Romania Government Bond, 5.85%, due 04/26/23	496,606

		Total Romania (Cost: $1,251,493)	1,245,801

		Russia (5.6%)
RUB	103,214,000	Russian Federal Bond — OFZ, 6.4%, due 05/27/20	1,519,930
RUB	142,200,000	Russian Federal Bond — OFZ, 7%, due 01/25/23	2,083,343
RUB	47,000,000	Russian Federal Bond — OFZ, 7%, due 08/16/23	686,552
RUB	134,165,000	Russian Federal Bond — OFZ, 7.5%, due 08/18/21	2,029,771

		Total Russia (Cost: $5,861,873)	6,319,596

		Serbia (Cost: $1,968,538) (1.9%)
RSD	198,900,000	Serbia Treasury Bond, 10%, due 02/05/22	2,125,775

		South Africa (9.6%)
ZAR	8,800,000	South Africa Government Bond, 7.75%, due 02/28/23	632,923
ZAR	38,300,000	South Africa Government Bond, 8%, due 01/31/30	2,601,815
ZAR	27,980,000	South Africa Government Bond, 8.25%, due 03/31/32	1,914,199
ZAR	29,180,000	South Africa Government Bond, 8.5%, due 01/31/37	1,998,489
ZAR	45,194,062	South Africa Government Bond, 10.5%, due 12/21/26	3,715,852

		Total South Africa (Cost: $10,326,193)	10,863,278

		Sri Lanka (Cost: $1,459,735) (1.2%)
LKR	215,000,000	Sri Lanka Government Bond, 10.75%, due 03/01/21	1,408,294

		Turkey (7.3%)
TRY	9,991,148	Turkey Government Bond, 8.3%, due 06/20/18	3,192,341
TRY	8,645,708	Turkey Government Bond, 9.4%, due 07/08/20	2,780,877
TRY	2,700,000	Turkey Government Bond, 10.6%, due 02/11/26	914,227
TRY	3,900,000	Turkey Government Bond, 10.7%, due 02/17/21	1,309,832

		Total Turkey (Cost: $8,557,452)	8,197,277

		Total Fixed Income Securities (Cost: $100,479,991) (95.3%)	107,697,606

See accompanying notes to financial statements.

32

TCW Emerging Markets Local Currency Income Fund

October 31, 2016

	Notional Amount	Currency Options	Value
$	2,930,000	USD Call / MXN Put, Strike Price MXN 19.50, Expires 11/23/16 (4)	$44,715
	6,700,000	USD Put / MXN Call, Strike Price MXN 18, Expires 12/19/16 (5)	45,097

		Total Currency Options (Cost: $96,161) (0.1%)	89,812

	Principal Amount	Short-Term Investments
		Argentina (1.5%)
ARS	26,500,000	Letras del Banco Central de la Republica Argentina, 0%, due 12/07/16 (6)	1,705,639

		Total Short-Term Investments (Cost: $1,844,698) (1.5%)	1,705,639

	Number of Shares	Money Market Investments
	25,163,561	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (7)	25,163,561

		Total Money Market Investments (Cost: $25,163,561) (22.3%)	25,163,561

		Total Investments (Cost: $127,584,411) (119.2%)	134,656,618

		Liabilities in Excess of Other Assets (-19.2%)	(21,681,490)

		Total Net Assets (100.0%)	$112,975,128

Written Options — OTC

Notional Amount	Description	Premiums (Received)	Value
$3,050,000	USD Call / CNH Put, Strike Price CNH 7.72, Expires 02/14/17 (5)	$(47,443)	$(210)
2,930,000	USD Call / MXN Put, Strike Price MXN 21.00, Expires 11/23/16 (4)	(18,459)	(12,081)

		$(65,902)	$(12,291)

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (8)
Bank of America	BRL	8,703,961	11/01/16	$2,760,000	$2,749,328	$(10,672)
Bank of America	COP	4,085,490,000	11/01/16	1,380,000	1,363,600	(16,400)
Bank of America	EUR	1,440,000	12/08/16	1,602,000	1,580,945	(21,055)
Bank of America	MYR	12,127,270	01/12/17	2,930,000	2,881,076	(48,924)
Bank of America	PLN	37,774,991	12/09/16	9,815,000	9,589,844	(225,156)
Bank of America	THB	269,600,100	11/07/16	7,700,000	7,702,388	2,388
Bank of America	ZAR	38,288,583	11/02/16	2,760,000	2,839,873	79,873
Bank of America	ZAR	19,416,600	01/11/17	1,373,994	1,419,918	45,924
Barclays Bank PLC	CLP	3,198,890,000	11/14/16	4,731,422	4,892,456	161,034
Barclays Bank PLC	MXN	38,948,913	11/03/16	2,070,000	2,070,925	925
Barclays Bank PLC	MXN	51,560,660	11/14/16	2,780,000	2,738,171	(41,829)
BNP Paribas S.A.	HUF	1,989,081,900	01/19/17	7,020,000	7,086,813	66,813

See accompanying notes to financial statements.

33

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Forward Currency Contracts (Continued)

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (8) (Continued)
Citibank N.A.	COP	4,163,600,000	11/28/16	$1,371,862	$1,383,643	$11,781
Citibank N.A.	EUR	1,815,002	12/08/16	2,013,200	1,992,650	(20,550)
Citibank N.A.	HUF	765,600,000	01/19/17	2,750,000	2,727,723	(22,277)
Citibank N.A.	MXN	38,621,100	11/14/16	2,100,000	2,051,005	(48,995)
Citibank N.A.	RUB	86,739,900	11/01/16	1,380,000	1,370,528	(9,472)
Citibank N.A.	RUB	52,887,600	01/09/17	830,000	821,524	(8,476)
Citibank N.A.	THB	95,691,960	11/07/16	2,760,000	2,733,889	(26,111)
Citibank N.A.	ZAR	19,915,000	11/25/16	1,359,850	1,470,366	110,516
Goldman Sachs International	EUR	1,242,000	12/08/16	1,425,071	1,363,564	(61,507)
Goldman Sachs International	MXN	25,612,845	11/14/16	1,350,000	1,360,191	10,191
Morgan Stanley & Co.	EUR	500,000	12/08/16	564,937	548,939	(15,998)
Standard Chartered PLC	INR	91,691,200	12/27/16	1,360,000	1,361,844	1,844
Standard Chartered PLC	PHP	67,608,750	01/17/17	1,375,000	1,394,958	19,958

				$67,562,336	$67,496,161	$(66,175)

SELL (9)
Bank of America	BRL	8,703,961	11/01/16	$2,735,804	$2,749,328	$(13,524)
Bank of America	CNH	20,596,650	02/13/17	3,050,000	3,014,201	35,799
Bank of America	COP	4,085,490,000	11/01/16	1,376,670	1,363,600	13,070
Bank of America	EUR	930,000	12/08/16	1,049,056	1,021,027	28,029
Bank of America	IDR	18,109,740,000	01/11/17	1,380,000	1,373,407	6,593
Bank of America	MXN	25,796,130	11/14/16	1,363,000	1,369,925	(6,925)
Bank of America	RUB	52,887,600	01/09/17	828,440	821,524	6,916
Bank of America	THB	89,964,600	11/07/16	2,580,000	2,570,260	9,740
Bank of America	ZAR	38,288,583	11/02/16	2,766,938	2,839,872	(72,934)
Barclays Bank PLC	BRL	4,534,680	01/13/17	1,380,000	1,401,699	(21,699)
Barclays Bank PLC	CLP	1,825,070,000	11/14/16	2,780,000	2,791,304	(11,304)
Barclays Bank PLC	MXN	38,948,913	11/03/16	2,053,795	2,070,924	(17,129)
Citibank N.A.	CNH	9,974,358	02/13/17	1,490,000	1,459,690	30,310
Citibank N.A.	BRL	6,817,250	12/22/16	2,035,000	2,121,793	(86,793)
Citibank N.A.	CLP	1,373,820,000	11/14/16	2,100,000	2,101,152	(1,152)
Citibank N.A.	COP	4,163,600,000	11/28/16	1,400,000	1,383,642	16,358
Citibank N.A.	EUR	1,902,002	12/08/16	2,100,000	2,088,166	11,834
Citibank N.A.	PLN	10,832,250	01/19/17	2,750,000	2,748,156	1,844
Citibank N.A.	RUB	86,739,900	11/01/16	1,373,606	1,370,528	3,078
Citibank N.A.	SGD	4,527,600	11/14/16	3,300,000	3,253,184	46,816
Citibank N.A.	ZAR	19,915,000	11/25/16	1,400,000	1,470,366	(70,366)
Citibank N.A.	ZAR	19,416,600	01/11/17	1,380,000	1,419,918	(39,918)
Goldman Sachs International	MXN	25,421,675	11/14/16	1,385,000	1,350,039	34,961
Morgan Stanley & Co.	EUR	2,165,000	12/08/16	2,456,270	2,376,906	79,364
Morgan Stanley & Co.	MXN	25,612,800	11/14/16	1,380,000	1,360,188	19,812
Natixis	MXN	38,964,000	11/14/16	2,000,000	2,069,215	(69,215)
Standard Chartered PLC	INR	91,691,200	12/27/16	1,357,785	1,361,845	(4,060)
Standard Chartered PLC	THB	48,374,700	11/07/16	1,370,000	1,382,050	(12,050)

				$52,621,364	$52,703,909	$(82,545)

See accompanying notes to financial statements.

34

TCW Emerging Markets Local Currency Income Fund

October 31, 2016

Notes to the Schedule of Investments:

ARS -	Argentine Peso.
BRL -	Brazilian Real.
CLP -	Chilean Peso.
CNH -	Chinese Yuan Renminbi.
COP -	Colombian Peso.
EUR -	Euro Currency.
HUF -	Hungarian Forint.
IDR -	Indonesian Rupiah.
INR -	Indian Rupee.
LKR -	Sri Lankan Rupee.
MXN -	Mexican Peso.
MYR -	Malaysian Ringgit.
PEN -	Peruvian Nouveau Sol.
PHP -	Philippines Peso.
PLN -	Polish Zloty.
RON -	New Romanian Leu.
RSD -	Serbian Dinar.
RUB -	Russian Ruble.
SGD -	Singapore Dollar.
THB -	Thai Baht.
TRY -	New Turkish Lira.
ZAR -	South African Rand.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $1,403,989 or 1.2% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2016, the value of these securities amounted to $9,529,752 or 8.4% of net assets.
(4)	Over-the-counter traded option; Counterparty — Bank of America.
(5)	Over-the-counter traded option; Counterparty — Citigroup Global Market, Inc.
(6)	As of October 31, 2016 security is not accuring interest.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(8)	Fund buys foreign currency, sells U.S. Dollar.
(9)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

35

TCW Emerging Markets Local Currency Income Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Diversified Financial Services	2.4%
Currency Options	0.1
Electric	1.1
Foreign Government Bonds	91.8
Short Term Investments	1.5
Money Market Investments	22.3

Total	119.2%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Diversified Financial Services	$—	$2,787,243	$—	$2,787,243
Electric	—	1,214,617	—	1,214,617
Foreign Government Bonds	—	103,695,746	—	103,695,746

Total Fixed Income Securities	—	107,697,606	—	107,697,606

Currency Options	—	89,812	—	89,812
Short-Term Investments	—	1,705,639	—	1,705,639
Money Market Investments	25,163,561	—	—	25,163,561

Total Investments	25,163,561	109,493,057	—	134,656,618

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	855,771	—	855,771

Total	$25,163,561	$110,348,828	$—	$135,512,389

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,004,491)	$—	$(1,004,491)
Written Options
Foreign Currency Risk	—	(12,291)	—	(12,291)

Total	$—	$(1,016,782)	$—	$(1,016,782)

See accompanying notes to financial statements.

36

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments	October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Argentina (3.6% of Net Assets)
ARS	1,325,000	Argentina Treasury Bond BONCER, 2.5%, due 07/22/21	$94,008
ARS	1,190,000	Argentine Bonos del Tesoro, 15.5%, due 10/17/26	79,784
ARS	1,400,000	Argentine Bonos del Tesoro, 22.75%, due 03/05/18	94,491
$	455,000	Argentine Republic Government International Bond, 2.5%, due 12/31/38 (1)	312,130
	400,000	Argentine Republic Government International Bond, (144A), 7.125%, due 07/06/36 (2)	413,400
	150,000	Argentine Republic Government International Bond, (144A), 7.5%, due 04/22/26 (2)	164,250
EUR	68,805	Argentine Republic Government International Bond, 7.82%, due 12/31/33	80,856
$	150,000	Argentine Republic Government International Bond, (Reg. S), 6.625%, due 07/06/28 (3)	154,650
ARS	1,575,000	Banco Hipotecario S.A., (144A), 24.729%, due 01/12/20 (1)(2)	104,780
ARS	40,000	YPF S.A., (144A), 31.354%, due 07/07/20 (1)(2)	44,307

		Total Argentina (Cost: $1,527,351)	1,542,656

		Bahrain (1.0%)
$	200,000	Bahrain Government International Bond, (144A), 7%, due 10/12/28 (2)	206,500
	200,000	CBB International Sukuk Co. SPC, (144A), 5.624%, due 02/12/24 (2)	206,000

		Total Bahrain (Cost: $403,493)	412,500

		Brazil (5.6%)
	200,000	Banco do Brasil S.A., (Reg. S), 9%, due 06/29/49 (1)(3)	186,200
BRL	90,000	Brazil Notas do Tesouro Nacional, Series B, 6%, due 08/15/50	87,277
BRL	1,045,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/27	304,554
BRL	225,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/21	68,491
$	225,000	Brazilian Government International Bond, 4.25%, due 01/07/25	222,975
	200,000	Minerva Luxembourg S.A., (144A), 6.5%, due 09/20/26 (2)	195,450
	310,000	Petrobras Global Finance BV, 4.375%, due 05/20/23	281,713
	125,000	Petrobras Global Finance BV, 5.625%, due 05/20/43	98,809
	150,000	Petrobras Global Finance BV, 6.75%, due 01/27/41	132,900
	400,000	Petrobras Global Finance BV, 8.75%, due 05/23/26	449,640
	165,000	Vale Overseas, Ltd., 6.25%, due 08/10/26	176,996
	185,000	Vale Overseas, Ltd., 6.875%, due 11/10/39	182,817

		Total Brazil (Cost: $2,265,913)	2,387,822

		China (Cost: $46,440) (0.1%)
	49,000	Kaisa Group Holdings, Ltd., 6.56%, due 12/31/19	45,854

		Colombia (1.5%)
	200,000	Avianca Holdings S.A. / Avianca Leasing LLC / Grupo Taca Holdings, Ltd., (Reg. S), 8.375%, due 05/10/20 (3)	198,000
	200,000	Banco de Bogota S.A., (144A), 6.25%, due 05/12/26 (2)	206,000
	200,000	Colombia Government International Bond, 4%, due 02/26/24	208,500
	24,000	Ecopetrol S.A., 4.125%, due 01/16/25	22,920

		Total Colombia (Cost: $624,464)	635,420

See accompanying notes to financial statements.

37

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Costa Rica (0.8%)
$	200,000	Banco Nacional de Cost Rica, (144A), 5.875%, due 04/25/21 (2)	$208,500
	125,000	Costa Rica Government International Bond, (Reg. S), 7%, due 04/04/44 (3)	129,844

		Total Costa Rica (Cost: $312,039)	338,344

		Croatia (Cost: $220,061) (0.5%)
	200,000	Croatia Government International Bond, (Reg. S), 6%, due 01/26/24 (3)	226,165

		Dominican Republic (1.0%)
	200,000	AES Andres B.V. / Dominican Power Partners / Empresa Generadora de Electricidad Itabo, S.A. (144A), 7.95%, due 05/11/26 (2)	213,500
	40,000	Dominican Republic International Bond, (144A), 6.875%, due 01/29/26 (2)	44,076
	100,000	Dominican Republic International Bond, (Reg. S), 5.5%, due 01/27/25 (3)	102,250
	50,000	Dominican Republic International Bond, (Reg. S), 6.85%, due 01/27/45 (3)	52,250

		Total Dominican Republic (Cost: $388,961)	412,076

		Ecuador (1.0%)
	200,000	Ecuador Government International Bond, (144A), 10.75%, due 03/28/22 (2)	212,500
	200,000	Ecuador Government International Bond, (Reg. S), 7.95%, due 06/20/24 (3)	189,500

		Total Ecuador (Cost: $377,559)	402,000

		Egypt (Cost: $182,767) (0.4%)
	200,000	Egypt Government International Bond, (Reg. S), 5.875%, due 06/11/25 (3)	185,932

		El Salvador (0.9%)
	45,000	El Salvador Government International Bond, (Reg. S), 5.875%, due 01/30/25 (3)	44,831
	50,000	El Salvador Government International Bond, (Reg. S), 6.375%, due 01/18/27 (3)	50,188
	150,000	El Salvador Government International Bond, (Reg. S), 7.625%, due 02/01/41 (3)	154,732
	140,000	El Salvador Government International Bond, (Reg. S), 7.65%, due 06/15/35 (3)	145,950

		Total El Salvador (Cost: $390,881)	395,701

		Ghana (Cost: $205,017) (0.5%)
	220,000	Ghana Government International Bond, (Reg. S), 7.875%, due 08/07/23 (3)	211,443

		Greece (Cost: $347,725) (0.8%)
EUR	354,000	Hellenic Republic Government Bond, (Reg. S), 4.75%, due 04/17/19 (3)	357,826

		Guatemala (0.8%)
$	250,000	Comcel Trust via Comunicaciones Celulares S.A., (Reg. S), 6.875%, due 02/06/24 (3)	256,875
	80,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (2)	80,053

		Total Guatemala (Cost: $340,927)	336,928

		Hungary (0.9%)
	200,000	Hungary Government International Bond, 5.375%, due 02/21/23	227,500
	134,000	Hungary Government International Bond, 5.375%, due 03/25/24	154,435

		Total Hungary (Cost: $372,549)	381,935

		India (Cost: $200,000) (0.5%)
	200,000	Delhi International Airport Pvt., Ltd., (144A), 6.125%, due 10/31/26 (2)	205,452

See accompanying notes to financial statements.

38

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2016

	Principal Amount	Fixed Income Securities	Value
		Indonesia (0.7%)
IDR	975,000,000	Indonesia Treasury Bond, 9%, due 03/15/29	$83,166
$	200,000	Pertamina Persero PT, (Reg. S), 6%, due 05/03/42 (3)	211,625

		Total Indonesia (Cost: $277,319)	294,791

		Ivory Coast (Cost: $195,910) (0.5%)
	200,000	Ivory Coast Government International Bond, (144A), 6.375%, due 03/03/28 (2)	209,425

		Kazakhstan (Cost: $196,800) (0.5%)
	200,000	Tengizchevroil Finance Co. International, Ltd., (144A), 4%, due 08/15/26 (2)	193,385

		Lebanon (1.6%)
	80,000	Lebanon Government International Bond, 6%, due 01/27/23	77,700
	130,000	Lebanon Government International Bond, 6.15%, due 06/19/20	130,487
	165,000	Lebanon Government International Bond, 6.375%, due 03/09/20	166,650
	295,000	Lebanon Government International Bond, 6.6%, due 11/27/26	287,994

		Total Lebanon (Cost: $667,959)	662,831

		Mexico (4.1%)
	200,000	Banco Mercantil del Norte S.A., (144A), 5.75%, due 10/04/31 (1)(2)	194,000
	200,000	Comision Federal de Electricidad, (144A), 4.75%, due 02/23/27 (2)	204,000
	200,000	Credito Real S.A.B. de C.V. SOFOM ER, (144A), 7.25%, due 07/20/23 (2)	206,500
	200,000	Mexico City Airport Trust, (144A), 5.5%, due 10/31/46 (2)	195,750
	405,000	Mexico Government International Bond, 3.6%, due 01/30/25	414,112
	210,000	Mexico Government International Bond, 4.35%, due 01/15/47	199,448
	325,000	Petroleos Mexicanos, (144A), 4.625%, due 09/21/23 (2)	324,529

		Total Mexico (Cost: $1,748,509)	1,738,339

		Mongolia (Cost: $191,298) (0.5%)
	200,000	Mongolia Government International Bond, (Reg. S), 4.125%, due 01/05/18 (3)	193,000

		Panama (Cost: $207,368) (0.5%)
	200,000	AES Panama SRL, (144A), 6%, due 06/25/22 (2)	208,140

		Paraguay (Cost: $149,244) (0.4%)
	150,000	Banco Regional SAECA, (144A), 8.125%, due 01/24/19 (2)	162,780

		Peru (1.0%)
	145,000	Banco Internacional del Peru SAA Interbank, (Reg. S), 6.625%, due 03/19/29 (1)(3)	159,819
PEN	700,000	Peruvian Government International Bond, (144A), 6.35%, due 08/12/28 (2)	215,942
PEN	200,000	Peruvian Government International Bond, (Reg. S), 6.95%, due 08/12/31 (3)	64,849

		Total Peru (Cost: $425,823)	440,610

		Russia (1.5%)
$	200,000	Evraz Group S.A., 8.25%, due 01/28/21	218,000
	200,000	GTH Finance BV, (144A), 7.25%, due 04/26/23 (2)	213,200
	200,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.5%, due 02/26/24 (1)(3)	198,750

		Total Russia (Cost: $615,437)	629,950

		Saudi Arabia (Cost: $197,358) (0.5%)
	200,000	Saudi Government International Bond, (144A), 3.25%, due 10/26/26 (2)	197,450

See accompanying notes to financial statements.

39

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		South Africa (0.9%)
$	200,000	MTN Mauritius Investment, Ltd., (144A), 6.5%, due 10/13/26 (2)	$203,750
	200,000	South Africa Government International Bond, 4.3%, due 10/12/28	194,500

		Total South Africa (Cost: $400,000)	398,250

		Sri Lanka (1.2%)
	200,000	Sri Lanka Government International Bond, (144A), 6.825%, due 07/18/26 (2)	210,960
	90,000	Sri Lanka Government International Bond, (Reg. S), 5.875%, due 07/25/22 (3)	92,234
	200,000	Sri Lanka Government International Bond, (Reg. S), 6.25%, due 07/27/21 (3)	209,273

		Total Sri Lanka (Cost: $499,060)	512,467

		Trinidad And Tobago (Cost: $196,640) (0.5%)
	200,000	Trinidad Generation Unlimited, (144A), 5.25%, due 11/04/27 (2)	199,500

		Turkey (1.3%)
	200,000	Hazine Mustesarligi Varlik Kiralama AS, (Reg. S), 4.489%, due 11/25/24 (3)	198,000
	350,000	Turkey Government International Bond, 4.25%, due 04/14/26	336,117

		Total Turkey (Cost: $554,815)	534,117

		Ukraine (1.3%)
	115,000	Ukraine Government International Bond, (144A), 0%, due 05/31/40 (1)(2)(4)	36,851
	185,000	Ukraine Government International Bond, (Reg. S), 7.75%, due 09/01/19 (3)	185,463
	325,000	Ukraine Government International Bond, (Reg. S), 7.75%, due 09/01/20 (3)	320,937

		Total Ukraine (Cost: $557,273)	543,251

		Venezuela (1.5%)
	1,020,000	Petroleos de Venezuela S.A., 5.375%, due 04/12/27	374,850
	20,000	Petroleos de Venezuela S.A., (Reg. S), 9.75%, due 05/17/35 (3)	8,905
	265,000	Venezuela Government International Bond, 9.25%, due 09/15/27	134,090
	250,000	Venezuela Government International Bond, (Reg. S), 8.25%, due 10/13/24 (3)	111,500

		Total Venezuela (Cost: $559,529)	629,345

		Total Fixed Income Securities (Cost: $15,846,489) (38.4%)	16,225,685

	Number of Shares	Preferred Stock
		Brazil (3.7%)
	216,700	Gerdau S.A., 0.55%	754,311
	37,070	Itau Unibanco Holding S.A., 3.27% (ADR)	442,245
	19,100	Cia Brasileira de Distribuicao, 1.08% (ADR)	363,855

		Total Brazil (Cost: $1,236,064)	1,560,411

		Total Preferred Stock (Cost: $1,236,064) (3.7%)	1,560,411

See accompanying notes to financial statements.

40

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2016

Number of Shares	Common Stock	Value
	Argentina (3.1%)
14,800	Adecoagro S.A. (5)	$162,800
12,440	Grupo Financiero Galicia S.A. (ADR)	387,381
1,580	MercadoLibre, Inc.	265,456
10,700	Tenaris S.A. (ADR)	301,740
27,550	Vale S.A. (SP ADR) (5)	190,646

	Total Argentina (Cost: $1,260,185)	1,308,023

	Brazil (4.8%)
42,000	Banco do Brasil S.A.	388,578
45,500	Banco Santander Brasil S.A.	377,987
20,400	Cia Hering	124,752
21,100	Cia Paranaense de Energia (SP ADR)	240,751
13,600	CVC Brasil Operadora e Agencia de Viagens S.A.	105,248
67,700	Petroleo Brasileiro S.A. (SP ADR) (5)	790,059

	Total Brazil (Cost: $1,703,942)	2,027,375

	China (10.5%)
7,122	Alibaba Group Holding, Ltd. (SP ADR) (5)	724,236
3,536	CNOOC, Ltd. (SP ADR)	443,697
5,705	Ctrip.com International, Ltd. (ADR) (5)	251,876
502,000	Great Wall Motor Co., Ltd. — Class H	489,970
1,126	NetEase, Inc. (ADR)	289,371
106,150	Ping An Insurance Group Co. of China, Ltd. — Class H	558,773
692,131	Q Technology Group Co., Ltd. (5)	347,200
236,000	Shenzhen Investment, Ltd.	102,873
45,912	Tencent Holdings, Ltd.	1,216,884

	Total China (Cost: $3,760,083)	4,424,880

	Egypt (1.4%)
71,421	Commercial International Bank Egypt SAE	412,381
8,350	Eastern Tobacco	197,423

	Total Egypt (Cost: $552,608)	609,804

	India (4.6%)
6,880	Cholamandalam Investment and Finance Co., Ltd.	121,248
45,850	Crompton Greaves Consumer Electricals, Ltd.	126,937
10,969	Housing Development Finance Corp., Ltd.	226,449
78,447	ITC, Ltd.	283,811
21,475	Mahindra & Mahindra Financial Services, Ltd.	116,139
58,240	Punjab National Bank (5)	126,719
3,470	Shriram City Union Finance, Ltd.	135,347
31,750	State Bank of India	122,363
7,000	Tata Motors, Ltd. (SP ADR)	275,870
66,950	Tata Steel, Ltd.	405,962

	Total India (Cost: $1,909,165)	1,940,845

See accompanying notes to financial statements.

41

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Indonesia (0.8%)
183,600	Bank Central Asia Tbk PT	$218,290
84,700	Matahari Department Store Tbk PT	116,807

	Total Indonesia (Cost: $329,649)	335,097

	Italy (Cost: $310,785) (0.7%)
89,565	PRADA SpA	313,802

	Kenya (Cost: $260,821) (1.1%)
2,287,700	Safari.com, Ltd.	448,745

	Malaysia (Cost: $206,296) (0.7%)
524,208	My EG Services BHD	304,352

	Mexico (2.9%)
348,643	Genomma Lab Internacional S.A.B. de C.V. Class B (5)	420,429
137,050	Grupo Financiero Banorte S.A.B. de C.V.	812,499

	Total Mexico (Cost: $1,171,785)	1,232,928

	Pakistan (Cost: $142,272) (0.4%)
85,799	Habib Bank, Ltd.	182,495

	Russia (5.4%)
59,000	Aeroflot PJSC (5)	121,114
211,800	Alrosa PJSC	296,850
4,700,000	Inter RAO UES PJSC	248,515
2,528	Lukoil PJSC (SP ADR)	122,886
107,450	Rosneft PJSC	592,612
221,145	Sberbank of Russia PJSC	516,567
18,570	Yandex N.V. (5)	365,643

	Total Russia (Cost: $2,078,351)	2,264,187

	Singapore (Cost: $293,566) (0.7%)
1,775	Broadcom, Ltd.	302,247

	South Africa (3.3%)
114,125	FirstRand, Ltd.	409,263
2,650	Naspers, Ltd. — N Shares	443,864
63,400	Sanlam, Ltd.	307,119
21,271	Standard Bank Group, Ltd.	225,819

	Total South Africa (Cost: $1,225,729)	1,386,065

	South Korea (5.3%)
2,730	Hyundai Engineering & Construction Co., Ltd.	98,609
410	Hyundai Mobis	97,789
870	Hyundai Motor Co. (5)	106,218
7,080	KB Financial Group, Inc.	262,079
1,510	Mando Corp.	353,049
927	Samsung Electronics Co., Ltd.	1,325,914

	Total South Korea (Cost: $2,087,655)	2,243,658

See accompanying notes to financial statements.

42

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2016

	Number of Shares	Common Stock	Value
		Taiwan (4.5%)
	127,000	Powertech Technology, Inc.	$362,357
	198,612	Taiwan Semiconductor Manufacturing Co., Ltd.	1,191,940
	13,930	Tung Thih Electronic Co., Ltd.	203,243
	67,000	Vanguard International Semiconductor Corp.	136,404

		Total Taiwan (Cost: $1,413,884)	1,893,944

		Thailand (2.1%)
	156,600	KCE Electronics PCL (NVDR)	501,263
	30,700	Krungthai Card PCL (NVDR)	131,494
	16,500	Silergy Corp.	240,401

		Total Thailand (Cost: $728,621)	873,158

		Turkey (Cost: $586,655) (1.5%)
	234,191	Turkiye Garanti Bankasi A.S.	636,793

		United Arab Emirates (Cost: $294,553) (0.8%)
	19,000	NMC Health PLC	338,910

		United Kingdom (Cost: $125,069) (0.3%)
	9,350	Anglo American PLC	129,442

		Total Common Stocks (Cost: $20,441,674) (54.9%)	23,196,750

		Participation Notes
		Saudi Arabia (1.6%)
	17,590	Al Rajhi Bank (HSBC as Counterparty)	265,164
	8,150	Al Mouwasat Medical Services (HSBC as Counterparty)	280,354
	25,040	Samba Financial Group (HSBC as Counterparty)	130,970

		Total Saudi Arabia (Cost: $638,089)	676,488

		Total Participation Notes (Cost: $638,089) (1.6%)	676,488

	Notional Amount	Currency Options
$	210,000	USD Call / TRY Put, Strike Price TRY 3.08, Expires 11/16/16 (6)	2,829
	185,000	USD Put / MXN Call, Strike Price MXN 18.00, Expires 12/19/16 (7)	1,245
	230,000	USD Put / MXN Call, Strike Price MXN 19.50, Expires 11/23/16 (6)	3,510

		Total Currency Options (Cost: $16,507) (0%)	7,584

	Number of Shares	Money Market Investments
	104,446	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (8)	104,446

		Total Money Market Investments (Cost: $104,446) (0.2%)	104,446

		Total Investments (Cost: $38,283,269) (98.8%)	41,771,364
		Excess of Other Assets over Liabilities (1.2%)	489,889

		Total Net Assets (100.0%)	$42,261,253

See accompanying notes to financial statements.

43

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (9)
Bank of America	EUR	200,000	12/08/16	$222,500	$219,576	$(2,924)
Citibank N.A.	EUR	589,641	12/08/16	665,117	647,353	(17,764)
Morgan Stanley & Co.	EUR	300,000	12/08/16	344,610	329,363	(15,247)

				$1,232,227	$1,196,292	$(35,935)

SELL (10)
Citibank N.A.	BRL	619,750	12/22/16	$185,000	$192,891	$(7,891)
Citibank N.A.	EUR	997,641	12/08/16	1,117,473	1,095,287	22,186
Morgan Stanley & Co.	EUR	92,000	12/08/16	104,236	101,005	3,231

				$1,406,709	$1,389,183	$17,526

Written Options — OTC
Notional Amount	Description	Premiums (Received)	Value
$ 210,000	USD Call / TRY Put, Strike Price TRY 3.33, Expires 11/16/16 (6)	$(5,757)	$(35)
230,000	USD Put / MXN Call, Strike Price MXN 21.00, Expires 11/23/16 (6)	(1,449)	(948)

		$(7,206)	$(983)

Credit Default Swaps — Buy Protection
Notional Amount (11)	Implied Credit Spread (12)	Expiration Date	Counterparty and Reference Entity	Fixed Deal Pay Rate	Unrealized Appreciation	Premium (Paid)	Value (13)
OTC Swaps
$ 100,000	1.55%	12/20/21	Citibank N.A., Mexico Government Bond, 5.95%, due 03/19/19	1%	$(620)	$3,241	$2,621
100,000	1.80%	12/20/21	Citibank N.A., Colombia Government Bond, 10.375%, due 01/28/23	1%	(511)	4,074	3,563
100,000	1.108%	12/20/21	Bank of America, China Government Bond, 7.5%, due 10/28/27	1%	9	434	443
100,000	1.55%	12/20/21	Bank of America, Mexico Government Bond, 5.95%, due 03/19/19	1%	(736)	3,357	2,621
40,000	1.57%	12/20/21	Bank of America, Indonesia Government Bond, 5.875%, due 03/13/20	1%	54	984	1,038
100,000	1.55%	12/20/21	Bank of America, Mexico Government Bond, 5.95%, due 03/19/19	1%	(203)	2,824	2,621
100,000	1.80%	12/20/21	Citibank N.A., Colombia Government Bond, 10.375%, due 01/28/23	1%	83	3,479	3,562
350,000	0.425%	12/20/21	Citibank N.A., Korea Government Bond, 7.125%, due 04/16/19	1%	(247)	(9,813)	(10,060)
100,000	1.108%	12/20/21	Deutsche Bank AG, China Government Bond, 7.5%, due 10/28/27	1%	57	386	443
40,000	1.57%	12/20/21	Bank of America, Indonesia Government Bond, 5.875%, due 03/13/20	1%	(2)	1,040	1,038
75,000	1.57%	12/20/21	Deutsche Bank AG, Indonesia Government Bond, 5.875%, due 03/13/20	1%	(5)	1,951	1,946
175,000	1.55%	12/20/21	Barclays Bank PLC, Mexico Government Bond, 5.95%, due 03/19/19	1%	(1,469)	6,056	4,587

					$ (3,590)	$18,013	$ 14,423

See accompanying notes to financial statements.

44

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2016

Notes to the Schedule of Investments:

ARS -	Argentine Peso.
BRL -	Brazilian Real.
EUR -	Euro Currency.
IDR -	Indonesian Rupiah.
MXN -	Mexican Peso.
PEN -	Peruvian Nouveau Sol.
TRY -	New Turkish Lira.
USD -	U.S. Dollar.
ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR -	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
MTN -	Medium Term Note.
NVDR -	Non-Voting Depositary Receipt.
OTC -	Over the Counter.
PJSC -	Private Joint-Stock Company.
SP ADR	- Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2016.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2016, the value of these securities amounted to $5,680,930 or 13.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2016, the value of these securities amounted to $4,600,991 or 10.9% of net assets.
(4)	Security not a accruing interest.
(5)	Non-income producing security.
(6)	Over-the-counter traded option; Counterparty — Bank of America.
(7)	Over-the-counter traded option; Counterparty — Citigroup Global Market, Inc.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(9)	Fund buys foreign currency, sells U.S. Dollar.
(10)	Fund sells foreign currency, buys U.S. Dollar.
(11)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(12)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(13)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to financial statements.

45

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Agriculture	1.5%
Airlines	0.7
Apparel	0.7
Auto Manufacturers	2.4
Auto Parts & Equipment	1.5
Banks	16.3
Diversified Financial Services	2.5
Electric	3.2
Electronics	2.6
Engineering & Construction	1.1
Food	1.4
Foreign Government Bonds	22.4
Healthcare-Services	1.5
Household Products/Wares	0.3
Insurance	2.0
Internet	7.4
Iron & Steel	4.6
Leisure Time	0.2
Media	1.1
Metal Fabricate & Hardware	0.7
Mining	1.0
Miscellaneous Manufacturers	0.6
Oil & Gas	9.7
Pharmaceuticals	1.0
Real Estate	0.3
Retail	0.3
Semiconductors	7.9
Software	0.7
Telecommunications	2.7
Textiles	0.3
Money Market Investments	0.2

Total	98.8%

See accompanying notes to financial statements.

46

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country	October 31, 2016

Country	Percentage of Net Assets
Argentina	6.7%
Bahrain	1.0
Brazil	14.1
China	10.6
Colombia	1.5
Costa Rica	0.8
Croatia	0.5
Dominican Republic	1.0
Ecuador	1.0
Egypt	1.8
El Salvador	0.9
Ghana	0.5
Greece	0.8
Guatemala	0.8
Hungary	0.9
India	5.1
Indonesia	1.5
Italy	0.7
Ivory Coast	0.5
Kazakhstan	0.5
Kenya	1.1
Lebanon	1.6
Malaysia	0.7
Mexico	7.0
Mongolia	0.5
Pakistan	0.4
Panama	0.5
Paraguay	0.4
Peru	1.0
Russia	6.9
Saudi Arabia	2.1
Singapore	0.7
South Africa	4.2
South Korea	5.3
Sri Lanka	1.2
Taiwan	4.5
Thailand	2.1
Trinidad And Tobago	0.5
Turkey	2.8
Ukraine	1.3
United Arab Emirates	0.8
United Kingdom	0.3
United States	0.2
Venezuela	1.5

Total	98.8%

See accompanying notes to financial statements.

47

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Airlines	$—	$198,000	$—	$198,000
Banks	—	1,500,881	—	1,500,881
Diversified Financial Services	—	206,500	—	206,500
Electric	—	825,140	—	825,140
Engineering & Construction	—	401,202	—	401,202
Food	—	195,450	—	195,450
Foreign Government Bonds	—	9,457,438	—	9,457,438
Iron & Steel	—	577,812	—	577,812
Oil & Gas	—	2,143,583	—	2,143,583
Real Estate	—	45,854	—	45,854
Telecommunications	—	673,825	—	673,825

Total Fixed Income Securities	—	16,225,685	—	16,225,685

Preferred Stock
Banks	442,245	—	—	442,245
Food	363,855	—	—	363,855
Iron & Steel	754,311	—	—	754,311

Total Preferred Stock	1,560,411	—	—	1,560,411

Common Stocks
Agriculture	162,800	481,234	—	644,034
Airlines	—	121,114	—	121,114
Apparel	—	313,802	—	313,802
Auto Manufacturers	275,870	1,065,376	—	1,341,246
Auto Parts & Equipment	—	301,031	—	301,031
Banks	1,966,446	2,850,689	—	4,817,135
Diversified Financial Services	256,596	868,537	—	1,125,133
Electric	240,751	—	—	240,751
Electronics	—	1,088,864	—	1,088,864
Engineering & Construction	—	98,609	—	98,609
Healthcare-Services	338,910	—	—	338,910
Household Products/Wares	126,937	—	—	126,937
Insurance	—	865,892	—	865,892
Internet	1,607,211	1,521,237	—	3,128,448
Iron & Steel	190,646	405,962	—	596,608
Leisure Time	105,248	—	—	105,248
Media	—	443,864	—	443,864
Metal Fabricate & Hardware	301,740	—	—	301,740
Mining	—	426,291	—	426,291
Oil & Gas	1,356,642	592,612	—	1,949,254
Pharmaceuticals	420,429	—	—	420,429

See accompanying notes to financial statements.

48

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary (Continued)	October 31, 2016

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate	$—	$102,873	$—	$102,873
Retail	—	116,807	—	116,807
Semiconductors	302,247	3,016,616	—	3,318,863
Software	289,371	—	—	289,371
Telecommunications	448,745	—	—	448,745
Textiles	124,751	—	—	124,751

Total Common Stocks	8,515,340	14,681,410	—	23,196,750

Participation Notes
Banks	—	130,970	—	130,970
Healthcare-Services	—	280,354	—	280,354
Miscellaneous Manufacturers	—	265,164	—	265,164

Total Participation Notes	—	676,488	—	676,488

Currency Options	—	7,584	—	7,584

Total Currency Options	—	7,584	—	7,584

Money Market Investments	104,446	—	—	104,446

Total Investments	10,180,197	31,591,167	—	41,771,364

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	25,417	—	25,417
Swap Agreements
Credit Risk	—	24,483	—	24,483

Total	$10,180,197	$31,641,067	$—	$41,821,264

Liability Derivatives
Written Options
Foreign Currency Risk	$—	$(983)	$—	$(983)
Forward Currency Contracts
Foreign Currency Risk	—	(43,826)	—	(43,826)
Swap Agreements
Credit Risk	—	(10,060)	—	(10,060)

Total	$—	$(54,869)	$—	$(54,869)

See accompanying notes to financial statements.

49

TCW International Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Argentina (3.2% of Net Assets)
1,060	Grupo Financiero Galicia S.A. (ADR)	$33,009
210	MercadoLibre, Inc.	35,282
1,200	Tenaris S.A. (ADR)	33,840

	Total Argentina (Cost: $94,692)	102,131

	Australia (Cost: $32,052) (1.0%)
7,860	Fortescue Metals Group, Ltd.	32,996

	Belgium (Cost: $30,999) (1.0%)
545	KBC Groep N.V. (1)	33,177

	Brazil (2.9%)
4,200	CVC Brasil Operadora e Agencia de Viagens SA	32,503
5,300	Petroleo Brasileiro S.A. (SP ADR) (1)	61,851

	Total Brazil (Cost: $79,186)	94,354

	Canada (3.3%)
310	Alimentation Couche-Tard, Inc. — Class B	15,585
300	Bank of Nova Scotia (The)	16,134
215	Dollarama, Inc.	16,079
3,400	Encana Corp.	32,436
250	Loblaw Cos., Ltd.	12,345
300	Toronto-Dominion Bank (The)	13,614

	Total Canada (Cost: $87,211)	106,193

	China (6.8%)
320	Alibaba Group Holding, Ltd. (SP ADR)(1)	32,541
40,000	China Animal Healthcare, Ltd. (1)	—
10,000	CNOOC, Ltd.	12,584
110	CNOOC, Ltd. (SP ADR)	13,803
350	Ctrip.com International, Ltd. (ADR) (1)	15,452
44,000	Great Wall Motor Co., Ltd. — Class H	42,946
6,000	Ping An Insurance Group Co. of China, Ltd. — Class H	31,584
63,315	Q Technology Group Co., Ltd. (1)	31,761
1,373	Tencent Holdings, Ltd.	36,391

	Total China (Cost: $247,444)	217,062

	Denmark (2.5%)
865	Ambu A/S	44,760
23	AP Moeller-Maersk A/S — B Shares	35,226

	Total Denmark (Cost: $72,407)	79,986

	Egypt (Cost: $14,958) (0.4%)
500	Eastern Tobacco	11,822

	Finland (Cost: $13,099) (0.5%)
731	UPM-Kymmene OYJ	16,980

See accompanying notes to financial statements.

50

TCW International Growth Fund

October 31, 2016

Number of Shares	Common Stock	Value
	France (2.8%)
185	Arkema S.A.	$17,518
500	AXA S.A.	11,265
605	BNP Paribas S.A.	35,030
776	SCOR SE	25,094

	Total France (Cost: $87,604)	88,907

	Germany (1.9%)
160	BASF SE	14,105
547	Covestro AG	32,346
500	METRO AG	14,956

	Total Germany (Cost: $57,938)	61,407

	India (3.6%)
900	Cholamandalam Investment & Finance Co., Ltd.	15,861
1,800	ICICI Bank, Ltd. (SP ADR)	14,922
6,090	Mahindra & Mahindra Financial Services, Ltd.	32,935
800	Tata Motors, Ltd. (SP ADR)	31,528
3,515	Tata Steel, Ltd.	21,314

	Total India (Cost: $115,543)	116,560

	Indonesia (Cost: $30,180) (1.0%)
101,100	Telekomunikasi Indonesia Persero Tbk PT	32,643

	Ireland (1.9%)
450	CRH PLC (SP ADR)	14,535
850	Experian PLC	16,300
3,920	UDG Healthcare PLC	31,248

	Total Ireland (Cost: $61,147)	62,083

	Italy (2.4%)
274	Brembo SpA	16,940
5,150	Intesa Sanpaolo SpA	11,924
1,500	Leonardo-Finmeccanica SpA (1)	18,239
9,040	PRADA SpA	31,673

	Total Italy (Cost: $84,545)	78,776

	Japan (15.3%)
2,325	Dai-ichi Life Holdings, Inc.	34,017
200	Daikin Industries, Ltd.	19,127
459	Dentsu, Inc.	22,834
1,000	Dip Corp.	26,435
700	Iida Group Holdings Co., Ltd.	13,503
920	M3, Inc.	27,939
300	Makita Corp.	20,700
2,212	Mitsubishi Electric Corp.	29,865
6,000	Mitsui Chemicals, Inc.	29,488

See accompanying notes to financial statements.

51

TCW International Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Japan (Continued)
1,250	Nippon Telegraph & Telephone Corp.	$55,308
800	ORIX Corp.	12,651
400	Sanyo Chemical Industries, Ltd.	18,049
6,181	Sanyo Special Steel Co., Ltd.	31,621
200	Shin-Etsu Chemical Co., Ltd.	15,133
400	Sony Corp.	12,582
600	Sumitomo Mitsui Trust Holdings, Inc.	20,204
2,000	Taisei Corp.	14,959
800	Tokai Rika Co., Ltd.	14,971
370	Tokyo Electron, Ltd.	33,308
2,000	Toray Industries, Inc.	18,576
3,000	Tosoh Corp.	19,551

	Total Japan (Cost: $441,978)	490,821

	Kenya (Cost: $16,587) (0.6%)
93,200	Safari.com, Ltd.	18,282

	Luxembourg (Cost: $31,939) (1.0%)
4,835	ArcelorMittal (1)	32,624

	Malaysia (Cost: $23,984) (0.9%)
47,400	My EG Services BHD	27,520

	Mexico (1.2%)
12,415	Genomma Lab Internacional SAB de C.V. — Class B (1)	14,971
4,100	Grupo Financiero Banorte SAB de C.V. — Class O	24,307

	Total Mexico (Cost: $37,801)	39,278

	Netherlands (1.9%)
370	IMCD Group NV	15,982
696	Koninklijke Ahold Delhaize NV	15,855
580	Royal Dutch Shell PLC — B Shares	14,922
400	Wolters Kluwer NV	15,446

	Total Netherlands (Cost: $56,102)	62,205

	Russia (5.0%)
8,500	Aeroflot PJSC (1)	17,449
13,200	Alrosa PJSC	18,500
715	Lukoil PJSC (SP ADR)	34,756
9,760	Rosneft PJSC	53,829
15,840	Sberbank of Russia PJSC	37,000

	Total Russia (Cost: $147,953)	161,534

	Singapore (Cost: $28,541) (1.0%)
180	Broadcom, Ltd.	30,650

	South Africa (Cost: $32,782) (1.1%)
9,670	FirstRand, Ltd.	34,678

See accompanying notes to financial statements.

52

TCW International Growth Fund

October 31, 2016

Number of Shares	Common Stock	Value
	South Korea (4.7%)
220	Mando Corp.	$51,438
60	Samsung Electronics Co., Ltd.	85,820
117	SK Energy Co., Ltd.	15,401

	Total South Korea (Cost: $155,701)	152,659

	Spain (3.2%)
217	Aena S.A. (1)	31,753
450	Amadeus IT Group S.A.	21,149
4,600	Banco Bilbao Vizcaya Argentaria S.A. (SP ADR)	33,166
5,313	Tubacex S.A.	15,776

	Total Spain (Cost: $86,273)	101,844

	Switzerland (4.8%)
370	BKW AG	17,230
400	Gategroup Holding AG (1)	21,054
5,300	Glencore PLC (1)	16,183
305	LafargeHolcim Ltd.	16,279
341	Lonza Group AG	64,389
230	VAT Group AG (1)	18,746

	Total Switzerland (Cost: $133,704)	153,881

	Taiwan (3.2%)
18,000	Powertech Technology, Inc.	51,358
1,605	Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR)	49,915

	Total Taiwan (Cost: $94,319)	101,273

	Thailand (Cost: $22,215) (1.0%)
10,300	KCE Electronics PCL (NVDR)	32,969

	United Arab Emirates (Cost: $49,379) (1.8%)
3,195	NMC Health PLC	56,990

	United Kingdom (6.5%)
2,635	Ashtead Group PLC	40,953
2,420	BP PLC	14,270
1,035	Imperial Tobacco Group PLC	49,938
2,750	National Express Group PLC	12,322
500	Persimmon PLC	10,324
5,820	Standard Chartered PLC (1)	50,482
385	Unilever PLC	16,033
690	WPP PLC	14,944

	Total United Kingdom (Cost: $214,365)	209,266

	United States (3.7%)
2,700	Advanced Micro Devices, Inc. (1)	19,521
256	Facebook, Inc. (1)	33,533
2,855	Micron Technology, Inc. (1)	48,992

See accompanying notes to financial statements.

53

TCW International Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	United States (Continued)
230	Quintiles IMS Holdings, Inc. (1)	$16,500

	Total United States (Cost: $113,735)	118,546

	Total Common Stock (Cost: $2,796,363) (92.1%)	2,960,097

	Participation Notes
	Saudi Arabia (2.1%)
2,020	Al Hammadi Development and Investment Co. (HSBC as Counterparty)	17,251
2,265	Al Rajhi Bank (HSBC as Counterparty)	34,144
3,185	Samba Financial Group (HSBC as Counterparty)	16,659

	Total Saudi Arabia (Cost: $67,212)	68,054

	Total Participation Notes (Cost: $67,212) (2.1%)	68,054

	Preferred Stock
	Brazil (4.6%)
2,000	Cia Brasileira de Distribuicao, 0.27% (ADR)	38,100
20,400	Gerdau S.A., 0.56%	71,010
3,080	Itau Unibanco Holding S.A., 3.42% (SP ADR)	36,745

	Total Brazil (Cost: $120,754)	145,855

	Total Preferred Stock (Cost: $120,754) (4.6%)	145,855

	Money Market Investments
12,787	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)	12,787

	Total Money Market Investments (Cost: $12,787) (0.4%)	12,787

	Total Investments (Cost: $2,997,116) (99.2%)	3,186,793
	Excess of Other Assets over Liabilities (0.8%)	25,870

	Total Net Assets (100.0%)	$3,212,663

See accompanying notes to financial statements.

54

TCW International Growth Fund

October 31, 2016

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (3)
Bank of America	JPY	15,209,262	11/07/16	$130,002	$144,756	$14,754
Bank of America	JPY	43,087,191	11/17/16	372,295	410,224	37,929

				$502,297	$554,980	$52,683

SELL (4)
Bank of America	JPY	15,209,262	11/07/16	$130,000	$144,757	$(14,757)
Bank of America	JPY	43,087,191	11/17/16	365,000	410,223	(45,223)

				$495,000	$554,980	$(59,980)

Notes to the Schedule of Investments:

JPY -	Japanese Yen.
ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
PJSC -	Private Joint-Stock Company.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(3)	Fund buys foreign currency, sells U.S. Dollar.
(4)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

55

TCW International Growth Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Basic Materials	15.0%
Communications	12.4
Consumer, Cyclical	10.6
Consumer, Non-cyclical	12.0
Diversified	1.6
Energy	7.8
Financial	16.9
Industrial	11.4
Technology	10.6
Utilities	0.5
Money Market Investments	0.4

Total	99.2%

See accompanying notes to financial statements.

56

TCW International Growth Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$—	$18,239	$—	$18,239
Airlines	—	17,449	—	17,449
Auto Components	—	83,349	—	83,349
Automobiles	31,528	42,945	—	74,473
Banks	135,152	187,817	—	322,969
Building Products	—	19,127	—	19,127
Chemicals	—	164,765	—	164,765
Construction & Engineering	—	14,959	—	14,959
Construction Materials	14,535	16,280	—	30,815
Consumer Finance	15,861	45,587	—	61,448
Diversified Financial Services	—	34,678	—	34,678
Diversified Telecommunication Services	—	87,950	—	87,950
Electric Utilities	17,230	—	—	17,230
Electrical Equipment	—	29,865	—	29,865
Energy Equipment & Services	33,840	—	—	33,840
Food & Staples Retailing	27,930	30,811	—	58,741
Health Care Equipment & Supplies	—	44,760	—	44,760
Health Care Providers & Services	56,991	31,248	—	88,239
Health Care Technology	—	27,939	—	27,939
Hotels, Restaurants & Leisure	47,956	—	—	47,956
Household Durables	—	88,869	—	88,869
Insurance	—	101,960	—	101,960
Internet Software & Services	101,356	62,827	—	164,183
IT Services	—	48,669	—	48,669
Life Sciences Tools & Services	16,500	64,390	—	80,890
Machinery	18,746	—	—	18,746
Marine	—	35,225	—	35,225
Media	—	53,224	—	53,224
Metals & Mining	—	169,014	—	169,014
Miscellaneous	—	32,969	—	32,969
Multiline Retail	16,079	—	—	16,079
Oil, Gas & Consumable Fuels	142,846	111,005	—	253,851
Paper & Forest Products	—	16,980	—	16,980
Personal Products	—	16,033	—	16,033
Pharmaceuticals	14,971	—	—	14,971
Professional Services	—	16,299	—	16,299
Road & Rail	—	12,322	—	12,322
Semiconductors & Semiconductor Equipment	149,078	84,666	—	233,744
Technology Hardware, Storage & Peripherals	—	85,820	—	85,820
Textiles, Apparel & Luxury Goods	—	31,673	—	31,673

See accompanying notes to financial statements.

57

TCW International Growth Fund

Fair Valuation Summary (Continued)	October 31, 2016

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Tobacco	$—	$61,760	$—	$61,760
Trading Companies & Distributors	15,983	40,953	—	56,936
Transportation Infrastructure	—	31,753	—	31,753
Transportation	21,054	—	—	21,054
Wireless Telecommunication Services	18,282	—	—	18,282

Total Common Stock	895,918	2,064,179	—	2,960,097

Participation Notes
Automobiles	—	17,251	—	17,251
Banks	—	50,803	—	50,803

Total Participation Notes	—	68,054	—	68,054

Preferred Stock
Banks	36,745	—	—	36,745
Food & Staples Retailing	38,100	—	—	38,100
Metals & Mining	71,010	—	—	71,010

Total Preferred Stock	145,855	—	—	145,855

Money Market Investments	12,787	—	—	12,787

Total Investments	1,054,560	2,132,233		3,186,793

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	52,683	—	52,683

Total Investments	$1,054,560	$2,184,916	$—	$3,239,476

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(59,980)	$—	$(59,980)

Total	$—	$(59,980)	$—	$(59,980)

See accompanying notes to financial statements.

58

TCW International Small Cap Fund

Schedule of Investments	October 31, 2016

Number of Shares	Common Stock	Value
	Argentina (Cost: $45,718) (0.5% of Net Assets)
1,400	Grupo Financiero Galicia S.A. (ADR)	$43,596

	Australia (2.8%)
12,950	Cedar Woods Properties, Ltd.	44,245
3,280	Credit Corp. Group, Ltd.	44,153
26,530	Metcash, Ltd. (1)	40,051
22,750	Orora, Ltd.	50,148
33,800	St Barbara, Ltd. (1)	69,009

	Total Australia (Cost: $236,545)	247,606

	Austria (Cost: $44,452) (0.5%)
1,268	Porr AG	45,510

	Brazil (2.7%)
3,200	CETIP S.A. — Mercados Organizados	45,354
15,800	Cia Hering	96,621
5,800	CVC Brasil Operadora e Agencia de Viagens S.A.	44,885
2,600	Smiles S.A.	47,847

	Total Brazil (Cost: $204,137)	234,707

	Canada (4.5%)
2,000	Brookfield Canada Office Properties	39,604
9,800	Encana Corp.	93,492
2,625	MTY Food Group, Inc.	94,796
30,700	Pengrowth Energy Corp.	47,416
9,200	Precision Drilling Corp.	41,049
2,710	Torex Gold Resources, Inc. (1)	50,449
8,650	Yamana Gold, Inc.	30,915

	Total Canada (Cost: $342,873)	397,721

	China (4.4%)
338,522	China Animal Healthcare, Ltd. (1)	—
92,000	Fufeng Group, Ltd.	38,824
91,000	Great Wall Motor Co., Ltd. — Class H	88,819
53,200	Man Wah Holdings, Ltd.	35,312
172,739	Q Technology Group Co., Ltd. (1)	86,653
92,400	Shenzhen Expressway Co., Ltd. — Class H	92,605
10,000	Sunny Optical Technology Group Co., Ltd.	48,773

	Total China (Cost: $671,941)	390,986

	Denmark (2.2%)
2,084	Ambu A/S	107,838
833	DFDS A/S	40,188
1,406	Sydbank A/S	43,837

	Total Denmark (Cost: $180,408)	191,863

	Finland (Cost: $43,268) (0.5%)
6,515	Outokumpu OYJ (1)	45,356

See accompanying notes to financial statements.

59

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	France (2.0%)
750	ORPEA	$62,333
780	Teleperformance	82,296
1,075	Ubisoft Entertainment S.A. (1)	36,526

	Total France (Cost: $157,795)	181,155

	Germany (4.3%)
1,222	Carl Zeiss Meditec AG	43,927
995	CompuGroup Medical AG	44,028
9,000	Deutz AG	44,454
8,500	DIC Asset AG	81,441
705	Grammer AG	40,302
1,042	Indus Holding AG	61,416
2,250	VTG AG	68,566

	Total Germany (Cost: $338,391)	384,134

	India (4.3%)
12,540	Berger Paints India, Ltd.	48,625
2,475	Cholamandalam Investment and Finance Co., Ltd.	43,618
18,276	Crompton Greaves Consumer Electricals, Ltd. (1)	50,598
10,020	Dewan Housing Finance Corp., Ltd.	49,449
29,500	Jain Irrigation Systems, Ltd.	47,305
32,475	Manappuram Finance, Ltd.	49,957
20,275	Punjab National Bank (1)	44,114
1,270	Shriram City Union Finance, Ltd.	49,536

	Total India (Cost: $357,091)	383,202

	Italy (5.4%)
9,100	Amplifon SpA	96,017
770	Brembo SpA	47,606
3,300	Buzzi Unicem SpA	64,087
8,870	Davide Campari-Milano SpA	89,208
684	DiaSorin SpA	41,978
34,050	Iren SpA	61,015
2,730	Recordati SpA	77,092

	Total Italy (Cost: $400,173)	477,003

	Japan (16.4%)
2,833	Benefit One, Inc.	81,772
2,528	Dip Corp.	66,829
6,000	Dowa Holdings Co., Ltd.	44,470
2,600	Fuso Chemical Co., Ltd.	55,341
2,400	Godo Steel, Ltd.	41,800
1,200	Kyudenko Corp.	38,581
8,975	Mitsui Chemicals, Inc.	44,108
19,000	Mitsui Mining & Smelting Co., Ltd.	42,245
8,996	Nichias Corp.	79,877

See accompanying notes to financial statements.

60

TCW International Small Cap Fund

October 31, 2016

Number of Shares	Common Stock	Value
	Japan (Continued)
4,600	Nichiha Corp.	$113,379
2,000	Nichirei Corp.	43,644
1,600	Nifco, Inc.	91,958
5,200	Okabe Co., Ltd.	44,286
7,790	Sanyo Special Steel Co., Ltd.	39,852
1,400	SCREEN Holdings Co., Ltd.	95,577
32,300	Taiheiyo Cement Corp.	92,315
3,900	Temp Holdings Co., Ltd.	66,008
20,600	Tokuyama Corp. (1)	87,901
14,000	Tosoh Corp.	91,240
15,000	UACJ Corp.	48,649
1,100	Zenkoku Hosho Co., Ltd.	47,198
10,000	Zeon Corp.	91,164

	Total Japan (Cost: $1,155,083)	1,448,194

	Luxembourg (1.7%)
210	Eurofins Scientific SE	95,299
1,300	Globant S.A. (1)	56,550

	Total Luxembourg (Cost: $100,428)	151,849

	Malaysia (2.2%)
62,000	AirAsia BHD	40,933
59,700	Excel Force MSC BHD	21,781
78,500	My EG Services BHD	45,577
60,700	Padini Holdings BHD	40,949
43,300	Press Metal BHD	44,990

	Total Malaysia (Cost: $195,690)	194,230

	Malta (Cost: $43,325) (0.4%)
3,780	Unibet Group PLC (ADR)	33,423

	Mexico (Cost: $64,034) (0.8%)
56,293	Genomma Lab Internacional S.A.B. de C.V. — Class B (1)	67,884

	Netherlands (1.2%)
1,601	Euronext NV (1)	64,022
1,030	IMCD Group NV	44,492

	Total Netherlands (Cost: $111,288)	108,514

	New Zealand (Cost: $45,068) (0.6%)
7,191	Fletcher Building, Ltd.	53,294

	Norway (2.3%)
2,854	Aker ASA	105,460
5,321	Austevoll Seafood ASA	48,038
2,317	TGS Nopec Geophysical Co. ASA	46,928

	Total Norway (Cost: $164,708)	200,426

	Pakistan (Cost: $42,261) (0.5%)
41,600	Hub Power Co., Ltd. (The)	42,473

See accompanying notes to financial statements.

61

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Peru (Cost: $44,745) (0.5%)
3,300	Cia de Minas Buenaventura S.A. (ADR) (1)	$43,857

	Russia (4.3%)
56,200	Aeroflot PJSC (1)	115,366
1,741,000	Inter RAO UES PJSC	92,056
15,775	M.Video PJSC	84,675
22,610	Moscow Exchange MICEX-RTS PJSC	41,933
11,000	TMK PJSC (GDR)	46,420

	Total Russia (Cost: $338,065)	380,450

	Singapore (Cost: $41,353) (0.5%)
43,000	Frasers Commercial Trust	42,144

	South Korea (2.1%)
706	Dongbu Insurance Co., Ltd.	43,796
366	Mando Corp.	85,573
402	SK Materials Co., Ltd.	54,680

	Total South Korea (Cost: $172,293)	184,049

	Spain (Cost: $45,071) (0.5%)
14,666	Tubacex S.A.	43,547

	Sweden (1.9%)
4,704	NetEnt AB	37,111
4,968	Scandic Hotels Group AB, (144A) (1)	43,386
27,975	SSAB AB (1)	88,833

	Total Sweden (Cost: $156,663)	169,330

	Switzerland (3.6%)
1,877	BKW AG	87,406
635	Cembra Money Bank AG	48,567
355	Flughafen Zuerich AG	65,300
175	Straumann Holding AG	65,701
740	Temenos Group AG	47,822

	Total Switzerland (Cost: $273,594)	314,796

	Taiwan (5.3%)
13,000	Basso Industry Corp.	34,961
8,000	Chaun-Choung Technology Corp.	35,270
26,000	Everlight Electronics Co., Ltd.	39,216
52,000	Inventec Corp.	40,598
25,000	Kinik Co.	41,295
35,000	Powertech Technology, Inc.	99,862
32,000	Primax Electronics, Ltd.	50,609
6,065	Tung Thih Electronic Co., Ltd.	88,490
8,000	Zeng Hsing Industrial Co., Ltd.	38,609

	Total Taiwan (Cost: $474,929)	468,910

See accompanying notes to financial statements.

62

TCW International Small Cap Fund

October 31, 2016

Number of Shares	Common Stock	Value
	Thailand (2.6%)
42,400	KCE Electronics PCL (NVDR)	$135,719
21,400	Krungthai Card PCL (NVDR)	91,660

	Total Thailand (Cost: $175,996)	227,379

	Turkey (Cost: $45,090) (0.5%)
31,125	Eregli Demir ve Celik Fabrikalari TAS	42,289

	United Arab Emirates (Cost: $135,980) (1.8%)
8,795	NMC Health PLC	156,880

	United Kingdom (7.9%)
6,050	Abcam PLC	64,264
8,200	Beazley PLC	36,419
2,540	Berendsen PLC	29,899
7,960	Bovis Homes Group PLC	73,513
33,100	Fenner PLC	88,481
6,070	GVC Holdings PLC	51,616
5,080	John Wood Group PLC	47,627
19,327	National Express Group PLC	86,603
41,000	Premier Oil PLC (1)	32,931
8,520	Redrow PLC	39,474
18,645	Rentokil Initial PLC	51,875
3,635	RPC Group PLC	42,047
28,191	Taylor Wimpey PLC	48,696

	Total United Kingdom (Cost: $721,836)	693,445

	Total Common Stock (Cost: $7,570,292) (91.7%)	8,090,202

	Total Participation Notes
	Saudi Arabia (Cost: $91,056) (1.0%)
10,655	Al Hammadi Development and Investment Co. (HSBC as Counterparty)	90,996

	Total Participation Notes (Cost: $91,056) (1.0%)	90,996

	Preferred Stock
	Brazil (3.0%)
12,900	Banco do Estado do Rio Grande do Sul S.A., 7.13%	55,416
2,800	Cia Brasileira de Distribuicao, 0.28% (SP ADR)	53,340
45,500	Gerdau S.A., 0.53%	158,381

	Total Brazil (Cost: $223,076)	267,137

	Germany (1.4%)
1,386	Jungheinrich AG, 1.55%	43,697
1,040	Sartorius AG, 0.57%	81,750

	Total Germany (Cost: $99,173)	125,447

	Total Preferred Stock (Cost: $322,249) (4.4%)	392,584

See accompanying notes to financial statements.

63

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Money Market Investments	Value
131,682	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.25% (2)	$131,682

	Total Money Market Investments (Cost: $131,682) (1.5%)	131,682

	Total Investments (Cost: $8,115,279) (98.6%)	8,705,464

	Excess of Other Assets over Liabilities (1.4%)	121,723

	Total Net Assets (100.0%)	$8,827,187

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (3)
Bank of America	JPY	240,122,484	11/07/16	$2,067,939	$2,285,408	$217,469

				$2,067,939	$2,285,408	$217,469

SELL (4)
Bank of America	JPY	240,122,484	11/07/16	$2,120,000	$2,285,408	$(165,408)

				$2,120,000	$2,285,408	$(165,408)

Notes to the Schedule of Investments:

JPY - Japanese	Yen.
ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
NVDR - Non-Voting	Depositary Receipt.
PJSC - Private	Joint-Stock Company.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2016.
(3)	Fund buys foreign currency, sells U.S. Dollar.
(4)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

64

TCW International Small Cap Fund

Investments by Industry	October 31, 2016

Industry	Percentage of Net Assets
Basic Materials	14.0%
Communications	2.8
Consumer, Cyclical	16.1
Consumer, Non-cyclical	16.8
Diversified	1.0
Energy	3.5
Financial	12.7
Industrial	21.8
Technology	5.2
Utilities	3.2
Money Market Investments	1.5

Total	98.6%

See accompanying notes to financial statements.

65

TCW International Small Cap Fund

Fair Valuation Summary	October 31, 2016

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Airlines	$—	$156,300	$—	$156,300
Auto Components	—	353,930	—	353,930
Automobiles	—	88,819	—	88,819
Banks	43,596	87,952	—	131,548
Beverages	—	89,208	—	89,208
Biotechnology	—	64,265	—	64,265
Building Products	—	237,543	—	237,543
Capital Markets	45,354	—	—	45,354
Chemicals	—	511,883	—	511,883
Commercial Services & Supplies	—	81,774	—	81,774
Construction & Engineering	—	84,091	—	84,091
Construction Materials	—	209,695	—	209,695
Consumer Finance	93,154	234,337	—	327,491
Containers & Packaging	—	92,195	—	92,195
Diversified Financial Services	—	258,612	—	258,612
Electric Utilities	87,406	92,056	—	179,462
Electronic Equipment, Instruments & Components	—	84,042	—	84,042
Electronics	—	135,719	—	135,719
Energy Equipment & Services	87,469	94,555	—	182,024
Food & Staples Retailing	—	40,051	—	40,051
Food Products	—	91,681	—	91,681
Health Care Equipment & Supplies	—	259,444	—	259,444
Health Care Providers & Services	156,880	158,350	—	315,230
Health Care Technology	—	44,028	—	44,028
Hotels, Restaurants & Leisure	191,298	76,808	—	268,106
Household Durables	50,597	357,218	—	407,815
Independent Power and Renewable Electricity Producers	42,473	—	—	42,473
Industrial Conglomerates	—	61,416	—	61,416
Insurance	—	80,214	—	80,214
Internet Software & Services	—	103,939	—	103,939
IT Services	—	45,577	—	45,577
Life Sciences Tools & Services	—	95,299	—	95,299
Machinery	—	221,535	—	221,535
Marine	—	40,188	—	40,188
Media	47,847	—	—	47,847
Metals & Mining	125,221	551,040	—	676,261
Multi-Utilities	—	61,015	—	61,015
Oil, Gas & Consumable Fuels	140,908	32,931	—	173,839
Pharmaceuticals	67,884	77,092	—	144,976

See accompanying notes to financial statements.

66

TCW International Small Cap Fund

Fair Valuation Summary (Continued)	October 31, 2016

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Professional Services	$—	$230,076	$—	$230,076
REIT	39,604	42,144	—	81,748
Real Estate Management & Development	—	81,441	—	81,441
Real Estate	—	44,245	—	44,245
Road & Rail	—	155,169	—	155,169
Semiconductors & Semiconductor Equipment	—	234,655	—	234,655
Software	56,550	106,129	—	162,679
Specialty Retail	137,570	84,676	—	222,246
Technology Hardware, Storage & Peripherals	—	91,207	—	91,207
Thrifts & Mortgage Finance	—	49,449	—	49,449
Trading Companies & Distributors	44,492	—	—	44,492
Transportation Infrastructure	—	157,906	—	157,906

Total Common Stock	1,458,303	6,631,899	—	8,090,202

Participation Notes
Health Care Providers & Services	—	90,996	—	90,996

Total Participation Notes	—	90,996	—	90,996

Preferred Stock
Automobiles	108,756	—	—	108,756
Health Care Equipment & Supplies	—	81,750	—	81,750
Machinery	—	43,697	—	43,697
Metals & Mining	158,381	—	—	158,381

Total Preferred Stock	267,137	125,447	—	392,584

Money Market Investments	131,682	—	—	131,682

Total Investments	1,857,122	6,848,342	—	8,705,464

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	217,469	—	217,469

Total Investments	$1,857,122	$7,065,811	$—	$8,922,933

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(165,408)	$—	$(165,408)

Total	$—	$(165,408)	$—	$(165,408)

See accompanying notes to financial statements.

67

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2016

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$5,006	$3,047,218		$134,656
Foreign Currency, at Value	—	24,867	(2)	951	(2)
Cash	—	—		185
Receivable for Securities Sold	23	21,966		—
Receivable for Fund Shares Sold	—	10,603		25
Interest and Dividends Receivable	9	42,170		2,489
Receivable from Investment Advisor	5	—		—
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	2,223		856
Cash Collateral Held for Brokers	—	4,430		280
Open Swap Agreements, at Value	—	3,964		—
Prepaid Expenses	13	87		30

Total Assets	5,056	3,157,528		139,472

LIABILITIES
Distributions Payable	—	14,015		—
Payable for Securities Purchased	77	19,196		—
Payable for Fund Shares Redeemed	—	3,946		25,150
Accrued Capital Gain Withholding Taxes	—	96		105
Accrued Directors’ Fees and Expenses	2	2		2
Accrued Management Fees	3	1,990		106
Accrued Distribution Fees	—	115		3
Interest Payable on Swap Agreements	—	268		—
Options Written, at Value	—	131	(3)	12	(3)
Open Swap Agreements, at Value	—	1,733		—
Collateral Pledged by Brokers	—	1,530		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	4,809		1,004
Other Accrued Expenses	33	748		115

Total Liabilities	115	48,579		26,497

NET ASSETS	$4,941	$3,108,949		$112,975

NET ASSETS CONSIST OF:
Paid-in Capital	$5,417	$3,737,463		$134,669
Accumulated Net Realized Loss on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency	(1,071)	(707,190)		(27,720)
Unrealized Appreciation of Investments, Options Written, Swap Contracts and Foreign Currency	549	70,958		6,911
Undistributed Net Investment Income	46	7,718		(885)

NET ASSETS	$4,941	$3,108,949		$112,975

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$3,577	$2,574,798		$97,650

N Class Share	$1,364	$534,151		$15,325

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	392,996	308,642,007		10,701,334

N Class Share	149,795	49,698,102		1,680,522

NET ASSET VALUE PER SHARE: (5)
I Class Share	$9.10	$8.34		$9.13

N Class Share	$9.10	$10.75		$9.12

(1)	The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2016 was $4,457, $2,973,774 and $127,584, respectively.
(2)	The identified cost for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2016 was $24,828 and $950, respectively.
(3)	Premium received $907 and $66 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(4)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

68

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2016

	TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Growth Fund		TCW International Small Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$41,771		$3,187		$8,705
Foreign Currency, at Value	26	(2)	1	(2)	—
Cash	650		—		—
Receivable for Securities Sold	418		100		75
Receivable for Fund Shares Sold	28		—		29
Interest and Dividends Receivable	297		6		13
Foreign Tax Reclaims Receivable	4		—	(3)	1
Receivable from Investment Advisor	5		14		6
Unrealized Appreciation on Open Forward Foreign Currency Contracts	25		53		217
Cash Collateral Held for Brokers	—		—		100
Open Swap Agreements, at Value	24		—		—
Prepaid Expenses	13		15		8

Total Assets	43,261		3,376		9,154

LIABILITIES
Payable for Securities Purchased	828		67		21
Payable for Fund Shares Redeemed	—		6		—
Accrued Capital Gain Withholding Taxes	18		—		1
Accrued Directors’ Fees and Expenses	2		2		2
Accrued Management Fees	34		2		6
Accrued Distribution Fees	1		—	(3)	1
Interest Payable on Swap Agreements	2		—		—
Options Written, at Value	1	(4)	—		—
Open Swap Agreements, at Value	10		—		—
Collateral Pledged by Brokers	—		—		100
Unrealized Depreciation on Open Forward Foreign Currency Contracts	44		60		165
Other Accrued Expenses	60		26		31

Total Liabilities	1,000		163		327

NET ASSETS	$42,261		$3,213		$8,827

NET ASSETS CONSIST OF:
Paid-in Capital	$42,503		$3,275		$11,700
Accumulated Net Realized Loss on Investments, Swap Contracts and Foreign Currency	(4,892)		(267)		(3,423)
Unrealized Appreciation of Investments, Options Written, Swap Contracts and Foreign Currency	3,450		183		642
Undistributed (Overdistributed) Net Investment Income	1,200		22		(92)

NET ASSETS	$42,261		$3,213		$8,827

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$37,173		$2,055		$5,684

N Class Share	$5,088		$1,158		$3,143

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	3,578,524		209,938		696,109

N Class Share	491,653		118,902		384,565

NET ASSET VALUE PER SHARE: (6)
I Class Share	$10.39		$9.79		$8.17

N Class Share	$10.35		$9.74		$8.17

(1)	The identified cost for the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund at October 31, 2016 was $38,283, $2,997 and $8,115, respectively.
(2)	The identified cost for the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Growth Fund at October 31, 2016 was $27 and $1, respectively.
(3)	Amount rounds to less than $1.
(4)	Premium received $7.
(5)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

69

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2016

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$108	(1)	$374		$—
Interest	—		225,861	(2)	12,082	(2)
Other	—		229		13

Total	108		226,464		12,095

Expenses:
Management Fees	36		21,694		1,280
Accounting Services Fees	2		240		9
Administration Fees	1		147		6
Transfer Agent Fees:
I Class	—	(3)	1,789		56
N Class	—	(3)	481		42
Custodian Fees	32		204		184
Professional Fees	16		83		36
Directors’ Fees and Expenses	32		32		32
Registration Fees:
I Class	22		50		22
N Class	22		58		20
Distribution Fees:
N Class	3		1,268		134
Compliance Expense	—	(3)	26		2
Shareholder Reporting Expense	—	(3)	16		4
Other	9		519		41

Total	175		26,607		1,868

Less Expenses Borne by Investment Advisor:
I Class	75		—		7
N Class	44		—		171

Net Expenses	56		26,607		1,690

Net Investment Income	52		199,857		10,405

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(740)		(65,525	) (4)	(30,595	) (4)
Foreign Currency	(9)		(11,106)		(1,044)
Futures Contracts	—		1,701		—
Options Written	—		36		207
Swap Agreements	—		(281)		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	963		245,547	(5)	30,826	(5)
Foreign Currency	—		(932)		828
Futures Contracts	—		(191)		—
Options Written	—		776		54
Swap Agreements	—		(663)		—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	214		169,362		276

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$266		$369,219		$10,681

(1)	Net of foreign taxes withheld of $13 for the TCW Developing Markets Equity Fund.
(2)	Net of foreign taxes withheld of $37 and $170 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes of $492 and $327 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(5)	Net of capital gain withholding taxes of $4 and $110 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.

See accompanying notes to financial statements.

70

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2016

	TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Growth Fund		TCW International Small Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$475	(1)	$62	(1)	$153 (1)
Interest	1,503	(2)	—		—
Other	—		—		1

Total	1,978		62		154

Expenses:
Management Fees	378		24		66
Accounting Services Fees	3		2		3
Administration Fees	2		1		2
Transfer Agent Fees:
I Class	4		—	(3)	2
N Class	1		—	(3)	1
Custodian Fees	110		39		33
Professional Fees	45		21		20
Directors’ Fees and Expenses	32		32		32
Registration Fees:
I Class	16		11		16
N Class	16		10		16
Distribution Fees:
N Class	11		3		8
Shareholder Reporting Expense	2		1		4
Other	30		20		25

Total	650		164		228

Less Expenses Borne by Investment Advisor:
I Class	120		76		54
N Class	40		56		46

Net Expenses	490		32		128

Net Investment Income	1,488		30		26

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized (Loss) on:
Investments	(1,756	) (4)	(215	) (4)	(84)
Foreign Currency	(122)		—	(3)	(2)
Options Written	—	(3)	—		—
Swap Agreements	(2)		—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	4,315	(5)	166		70
Foreign Currency	(14)		(15)		(60)
Options Written	6		—		—
Swap Agreements	(4)		—		—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	2,423		(64)		(76)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,911		$(34)		$(50)

(1)	Net of foreign taxes withheld of $63, $7 and $19 for the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund, respectively.
(2)	Net of foreign taxes withheld of $0 (amount rounds to less than $1) for the TCW Emerging Markets Multi-Asset Opportunities Fund.
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes of $23 and $0 (amount rounds to less than $1) for the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Growth Fund, respectively.
(5)	Net of capital gain withholding tax of $18 for the TCW Emerging Markets Multi-Asset Opportunities Fund.

See accompanying notes to financial statements.

71

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2016	June 30, 2015 (1) through October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS
Net Investment Income	$52	$4	$199,857	$206,848
Net Realized Loss on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	(749)	(331)	(75,175)	(374,459)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	963	(414)	244,537	(153,869)

Increase (Decrease) in Net Assets Resulting from Operations	266	(741)	369,219	(321,480)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(1)	—	(119,349)	(180,472)
N Class	(1)	—	(24,182)	(29,061)
Distributions from Return of Capital:
I Class	—	—	—	(9,011)
N Class	—	—	—	(1,462)

Total Distributions to Shareholders	(2)	—	(143,531)	(220,006)

NET CAPITAL SHARE TRANSACTIONS
I Class	(5)	3,930	(343,324)	(1,404,328)
N Class	(7)	1,500	(28,507)	(183,685)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(12)	5,430	(371,831)	(1,588,013)

Increase (Decrease) in Net Assets	252	4,689	(146,143)	(2,129,499)
NET ASSETS
Beginning of Year	4,689	—	3,255,092	5,384,591

End of Year	$4,941	$4,689	$3,108,949	$3,255,092

Undistributed Net Investment Income (Loss)	$46	$1	$7,718	$(11,211)

(1)	Commencement of Operations.

See accompanying notes to financial statements.

72

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS
Net Investment Income	$10,405	$13,674	$1,488	$1,184
Net Realized Loss on Investments, Options Written, Swap Contracts and Foreign Currency Transactions	(31,432)	(40,928)	(1,880)	(2,899)
Change in Unrealized Appreciation (Depreciation) on Investments, Options Written and Foreign Currency Transactions	31,708	(14,135)	4,303	(3,907)

Increase (Decrease) in Net Assets Resulting from Operations	10,681	(41,389)	3,911	(5,622)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	—	(931)	(937)
N Class	—	—	(103)	(77)
Distributions from Return of Capital:
I Class	—	(450)	—	—
N Class	—	(335)	—	—

Total Distributions to Shareholders	—	(785)	(1,034)	(1,014)

NET CAPITAL SHARE TRANSACTIONS
I Class	(19,368)	(51,829)	(5,065)	(7,610)
N Class	(133,642)	115,451	603	4,351

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(153,010)	63,622	(4,462)	(3,259)

Increase (Decrease) in Net Assets	(142,329)	21,448	(1,585)	(9,895)
NET ASSETS
Beginning of Year	255,304	233,856	43,846	53,741

End of Year	$112,975	$255,304	$42,261	$43,846

Undistributed Net Investment Income (Loss)	$(885)	$952	$1,200	$895

See accompanying notes to financial statements.

73

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW International Growth Fund		TCW International Small Cap Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
OPERATIONS
Net Investment Income	$30	$12	$26	$47
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(215)	34	(86)	(641)
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	151	(172)	10	385

Decrease in Net Assets Resulting from Operations	(34)	(126)	(50)	(209)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(27)	(22)	(245)	(118)
N Class	(21)	(17)	(145)	(50)
Distributions from Net Realized Gain:
I Class	—	(155)	—	—
N Class	—	(140)	—	—

Total Distributions to Shareholders	(48)	(334)	(390)	(168)

NET CAPITAL SHARE TRANSACTIONS
I Class	779	175	(1,322)	(12,156)
N Class	27	157	(125)	(5,976)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	806	332	(1,447)	(18,132)

Increase (Decrease) in Net Assets	724	(128)	(1,887)	(18,509)
NET ASSETS
Beginning of Year	2,489	2,617	10,714	29,223

End of Year	$3,213	$2,489	$8,827	$10,714

Undistributed Net Investment Income (Loss)	$22	$37	$(92)	$258

See accompanying notes to financial statements.

74

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2016

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 23 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives. The following are the objectives for the 6 International Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.
Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in emerging market countries denominated in the local currencies of the issuer and in derivative instruments that provide investment exposure to such securities.
Diversified International Equity Fund

TCW International Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities of companies across all market capitalizations that are domiciled outside the United States or whose primary business operations are outside the United States.

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of small capitalization companies that are generally outside the United States or whose primary business operations are outside the United States.
Non-Diversified International Equity Funds

TCW Developing Markets Equity Fund	Seeks long-term capital appreciation by investing primarily in equity securities of companies and financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, developing market countries.

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
Non-Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long term capital appreciation by investing at least 80% of the value of its net assets in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

All Funds offer two classes of shares: I Class and N Class. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. All other securities traded over-the-counter (“OTC”) for which market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of the Company’s Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures GAAP, the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the

76

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are

77

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and insignificant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets and are categorized in Level 2 of the fair value hierarchy.

Exchange-traded funds.    Exchange-traded funds are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Foreign currency contracts.    The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Money market funds.    Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Options contracts.    Options contracts traded on exchanges are valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Participation notes.    Participation notes are fair valued based on underlying equity security valuations. Valuation of underlying equity securities is derived from the market exchange or quotations from dealers. Participation notes are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The summary of the inputs used as of October 31, 2016 in valuing the Funds’ investments is listed after each Fund’s Schedule of Investments.

78

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Fund	Transfer out of Level 1* and Transfer into Level 2	Transfer out of Level 2* and Transfer into Level 1
TCW Developing Markets Equity Fund	$124,312	$80,794
TCW Emerging Markets Multi-Asset Opportunities Fund	687,604	415,789
TCW International Growth Fund	25,480	—
TCW International Small Cap Fund	148,474	—

*	The Funds recognized transfers between the Levels as of the beginning of the period.

The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2016 were due to changes in valuation to/from the exchange closing price from/to the fair value price.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Emerging Markets Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW International Growth Fund	TCW International Small Cap Fund
Balance as of October 31, 2015	$1,275,000	$40,527	$2,374	$20,088
Accrued Discounts (Premiums)	—	—	—	—
Realized Gain (Loss)	—	(118,637)	—	—
Change in Unrealized Appreciation	62,524,375	136,136	(2,374)	(20,088)
Purchases	—	—	—	—
Sales	(63,799,375)	(58,026)	—	—
Transfers in to Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—

Balance as of October 31, 2016	$—	$—	$—	$—

Change in Unrealized Appreciation from Investments Still Held at October 31, 2016	$—	$—	$(2,374)	$(20,088)

(1)	The Funds recognize transfers in and out at the beginning of the period.

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2016 are as follows:

	Fair Value at 10/31/2016	Valuation Techniques	Unobservable Input	Input
TCW International Growth Fund
Common Stock	$0	Internal Model	Discount Applied	100%

TCW International Small Cap Fund
Common Stock	$0	Internal Model	Discount Applied	100%

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Company’s Pricing Committee in accordance with the guidelines established by the Board, and under the general oversight of the Board. The Company’s Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Company’s Pricing Committee reports to the Board at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

79

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The Pricing Committee consists of the Company’s President, General Counsel, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team, as well as alternate members as the Board may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

80

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2016, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Notional Amounts):

	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total

TCW Emerging Markets Income Fund
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$—	$1,025		$1,025
Swaps Contracts	3,964	—		3,964
Forward Contracts	—	2,223		2,223

Total Value	$3,964	$3,248		$7,212

Liability Derivatives
Forward Contracts	$—	$(4,809)		$(4,809)
Swaps Contracts	(1,733)	—		(1,733)
Written Options	—	(131)		(131)

Total Value	$(1,733)	$(4,940)		$(6,673)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(10,020)	$—	$(10,020)
Futures Contracts	—	—	1,701	1,701
Investments (2)	—	(2,491)	—	(2,491)
Options Written	—	36	—	36
Swaps Contracts	(281)	—	—	(281)

Total Realized Gain (Loss)	$(281)	$(12,475)	$1,701	$(11,055)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(978)	$—	$(978)
Futures Contracts	—	—	(191)	(191)
Investments (3)	—	(792)	—	(792)
Options Written	—	776	—	776
Swaps Contracts	(663)	—	—	(663)

Total Change in Appreciation (Depreciation)	$(663)	$(994)	$(191)	$(1,848)

Notional Amounts (5)
Forward Currency Contracts	—	$267,864,375		$267,864,375
Options Purchased	—	$55,388,182		$55,388,182
Options Written	—	$38,277,778		$38,277,778
Swaps Contracts	$229,885,000	—		$229,885,000

81

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Foreign Currency Risk	Total
TCW Emerging Markets Local Currency Income Fund
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$90	$90
Forward Contracts	856	856

Total Value	$946	$946

Liability Derivatives
Forward Contracts	$(1,004)	$(1,004)
Written Options	(12)	(12)

Total Value	$(1,016)	$(1,016)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$(371)	$(371)
Investments (2)	(616)	(616)
Options Written	207	207

Total Realized Gain (Loss)	$(780)	$(780)

Change in Appreciation (Depreciation)
Forward Contracts	$715	$715
Investments (3)	59	59
Options Written	54	54

Total Change in Appreciation (Depreciation)	$828	$828

Notional Amounts (5)
Forward Currency Contracts	$131,536,038	$131,536,038
Options Purchased	$7,369,400	$7,369,400
Options Written	$8,774,400	$8,774,400

82

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

	Credit Risk	Foreign Currency Risk	Total
TCW Emerging Markets Multi-Asset Opportunities Fund
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$—	$8	$8
Swaps Contracts	24	—	24
Forward Contracts	—	25	25

Total Value	$24	$33	$57

Liability Derivatives
Forward Contracts	$—	$(44)	$(44)
Swaps Contracts	(10)	—	(10)
Written Options	—	(1)	(1)

Total Value	$(10)	$(45)	$(55)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(55)	$(55)
Investments (2)	—	(16)	(16)
Options Written	—	— (4)	—
Swaps Contracts	(2)	—	(2)

Total Realized Gain (Loss)	$(2)	$(71)	$(73)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(10)	$(10)
Investments (3)	—	(7)	(7)
Options Written	—	6	6
Swaps Contracts	(4)	—	(4)

Total Change in Appreciation (Depreciation)	$(4)	$(11)	$(15)

Notional Amounts (5)
Forward Currency Contracts	—	$2,186,643	$2,186,643
Options Purchased	—	$393,636	$393,636
Options Written	—	$298,889	$298,889
Swaps Contracts	$1,380,000	—	$1,380,000

TCW International Growth Fund
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts		$53	$53

Total Value		$53	$53

Liability Derivatives
Forward Contracts		$(60)	$(60)

Total Value		$(60)	$(60)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts		$2	$2

Total Realized Gain (Loss)		$2	$2

Change in Appreciation (Depreciation)
Forward Contracts		$(15)	$(15)

Total Change in Appreciation (Depreciation)		$(15)	$(15)

Notional Amounts (5)
Forward Currency Contracts		$972,785	$972,785

83

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Foreign Currency Risk	Total
TCW International Small Cap Fund
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts	$217	$217

Total Value	$217	$217

Liability Derivatives
Forward Contracts	$(165)	$(165)

Total Value	$(165)	$(165)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$5	$5

Total Realized Gain (Loss)	$5	$5

Change in Appreciation (Depreciation)
Forward Contracts	$(61)	$(61)

Total Change in Appreciation (Depreciation)	$(61)	$(61)

Notional Amounts (5)
Forward Currency Contracts	$4,079,112	$4,079,112

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the period.
(4)	Amount less than $1.
(5)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended October 31, 2016.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds. In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

84

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or fail to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

85

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreement or Master Repurchase Agreement (“MRA”) and net of the related collateral received by the Funds as of October 31, 2016 (in thousands):

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$1,996	$(504)	$1,492	$(1,180)	$312
Barclays Bank PLC (Derivatives)	839	—	839	(729)	110
Citibank N.A. (Derivatives)	3,105	(4,836)	(1,731)	1,731 (2)	—
Deutsche Bank AG (Derivatives)	383	—	383	(350)	33
Goldman Sachs International (Derivatives)	—	(586)	(586)	586 (2)	—
Morgan Stanley & Co. (Derivatives)	889	(747)	142	—	142

Total	$7,212	$(6,673)	$539	$58	$597

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$273	$(428)	$(155)	$155	(2)	$—
Barclays Bank PLC (Derivatives)	162	(92)	70	—		70
BNP Paribas S.A. (Derivatives)	67	—	67	—		67
Citibank N.A. (Derivatives)	277	(333)	(56)	—		(56)
Goldman Sachs International (Derivatives)	46	(62)	(16)	—		(16)
Morgan Stanley & Co. (Derivatives)	99	(16)	83	—		83
Natixis (Derivatives)	—	(69)	(69)	—		(69)
Standard Chartered PLC (Derivatives)	22	(16)	6	—		6

Total	$946	$(1,016)	$(70)	$155		$85

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$14	$(4)	$10	$—	$10
Barclays Bank PLC (Derivatives)	5	—	5	—	5
Citibank N.A. (Derivatives)	33	(36)	(3)	—	(3)
Deutsche Bank AG (Derivatives)	2	—	2	—	2
Morgan Stanley & Co. (Derivatives)	3	(15)	(12)	—	(12)

Total	$57	$(55)	$2	$—	$2

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

86

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

TCW International Growth Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$53	$(60)	$(7)	$—	$(7)

Total	$53	$(60)	$(7)	$—	$(7)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW International Small Cap Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$217	$(165)	$52	$(52	) (2)	$—

Total	$217	$(165)	$52	$(52)		$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

Forward Foreign Currency Contracts:    The Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by each Fund as unrealized gains or losses in the Statement of Assets and Liabilities. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2016 are disclosed in the Schedules of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is

87

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Emerging Markets Income Fund utilized futures to help manage interest rate duration and credit market exposure. However, there are no futures contracts outstanding at October 31, 2016 for any of the Funds.

Options:    The Funds may purchase and sell put and call options to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2016, the TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Emerging Markets Multi-Asset Opportunities Fund had written options.

88

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

Transactions in written option contracts during the year ended October 31, 2016 were as follows:

TCW Emerging Markets Income Fund	Call Contracts	Call Premiums
Options outstanding at October 31, 2015	—	$—
Options written	70,225,000	943,283
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(13,500,000)	(36,450)

Options outstanding at October 31, 2016	56,725,000	$906,833

TCW Emerging Markets Local Currency Income Fund	Call Contracts	Call Premiums
Options outstanding at October 31, 2015	—	$—
Options written	25,603,000	286,259
Options terminated in closing purchase transactions	(1,490,000)	(24,996)
Options exercised	—	—
Options expired	(18,133,000)	(195,361)

Options outstanding at October 31, 2016	5,980,000	$65,902

TCW Emerging Markets Multi-Asset Opportunities Fund	Call Contracts	Call Premiums
Options outstanding at October 31, 2015	—	$—
Options written	530,000	7,449
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(90,000)	(243)

Options outstanding at October 31, 2016	440,000	$7,206

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

89

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

A Fund may enter into enter into an interest rate swap agreement. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as

90

TCW Funds, Inc.

October 31, 2016

Note 2 — Significant Accounting Policies (Continued)

realized gains and losses, respectively. At the year ended October 31, 2016, the TCW Emerging Markets Income Fund and TCW Emerging Markets Multi-Asset Opportunities Fund held swap agreements listed on the Schedules of investments.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, with market. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of MRA. The MRA permits a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price to be received by the Funds upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds recognize a liability with respect to such excess collateral to reflect the Funds obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2016.

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include possible failure of the counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. The TCW Developing Markets Equity Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW International Growth Fund and TCW International Small Cap Fund held participation notes as of October 31, 2016, which are listed on the Schedules of Investments.

91

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2016.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other Funds declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

92

TCW Funds, Inc.

October 31, 2016

Note 3 — Risk Considerations (Continued)

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2016, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$47	$—	$47
TCW Emerging Markets Income Fund	20,368	—	20,368
TCW Emerging Markets Multi-Asset Opportunity Fund	1,277	—	1,277
TCW International Growth Fund	19	—	19
TCW International Small Cap Fund	29	—	29

93

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

At the end of the previous fiscal year, October 31, 2015, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$3	$—	$3
TCW Emerging Markets Multi-Asset Opportunity Fund	891	—	891
TCW International Growth Fund	49	—	49
TCW International Small Cap Fund	389	—	389

Permanent differences incurred during the year ended October 31, 2016 resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the NAV per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Developing Markets Equity Fund	$(5)	$5	$—
TCW Emerging Markets Income Fund	(37,397)	37,397	—
TCW Emerging Markets Income Local Currency Income Fund	(12,242)	34,640	(22,398)
TCW Emerging Markets Multi-Asset Opportunity Fund	(149)	149	—	(1)
TCW International Growth Fund	3	(3)	—
TCW International Small Cap Fund	14	(14)	—	(1)

(1)	Amount rounds less than $1.

During the year ended October 31, 2016, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$2	$—	$2
TCW Emerging Markets Income Fund	143,531	—	143,531
TCW Emerging Markets Multi-Asset Opportunity Fund	1,034	—	1,034
TCW International Growth Fund	48	—	48
TCW International Small Cap Fund	390	—	390

For the previous fiscal year ended October 31, 2015 the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Emerging Markets Income Fund	$209,533	$—	$10,473	$220,006
TCW Emerging Markets Income Local Currency Income Fund	—	—	785	785
TCW Emerging Markets Multi-Asset Opportunity Fund	1,014	—	—	1,014
TCW International Growth Fund	201	133	—	334
TCW International Small Cap Fund	168	—	—	168

94

TCW Funds, Inc.

October 31, 2016

Note 4 — Federal Income Taxes (Continued)

At October 31, 2016, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Developing Markets Equity Fund	$583	$(36)	$547	$4,459
TCW Emerging Markets Income Fund	86,291	(19,560)	66,731	2,980,487
TCW Emerging Markets Income Local Currency Income Fund	4,208	(1,316)	2,892	131,764
TCW Emerging Markets Multi-Asset Opportunity Fund	3,675	(308)	3,367	38,404
TCW International Growth Fund	277	(89)	188	2,999
TCW International Small Cap Fund	1,013	(492)	521	8,185

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Developing Markets Equity Fund	$1,026	$43	$1,069
TCW Emerging Markets Income Fund	386,977	313,501	700,478
TCW Emerging Markets Income Local Currency Income Fund	12,837	10,703	23,540
TCW Emerging Markets Multi-Asset Opportunity Fund	4,110	746	4,856
TCW International Growth Fund	264	4	268
TCW International Small Cap Fund	2,997	425	3,422

The Funds did not have any unrecognized tax benefits at October 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2016. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily NAV:

TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.95%
TCW International Growth Fund	0.85%
TCW International Small Cap Fund	0.75%

In addition to the management fee, the Company’s Board has approved an annual amount for the Funds to reimburse the Advisor for a portion of its costs associated with implementing the Funds’ Rule 38a-1

95

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses (Continued)

compliance program. The amount is accrued on a daily basis and included in the Statements of Operations. However, the Advisor has waived its reimbursement request since April 2016.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Developing Markets Equity Fund
I Class	1.25%	(1)
N Class	1.25%	(1)
TCW Emerging Markets Income Fund
I Class	1.15%	(2)
N Class	1.15%	(2)
TCW Emerging Markets Local Currency Income Fund
I Class	0.99%	(1)
N Class	0.99%	(1)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.23%	(1)
N Class	1.23%	(1)
TCW International Growth Fund
I Class	1.04%	(1)
N Class	1.28%	(1)
TCW International Small Cap Fund
I Class	1.44%	(1)
N Class	1.44%	(1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2016. These limitations are voluntary and terminable in a six months notice.

The amount borne by the Advisor during a fiscal year when the operating expenses of a fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Total accrued and deferred amounts are recorded on the Funds’ books as other liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

96

TCW Funds, Inc.

October 31, 2016

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2016 were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Developing Markets Equity Fund	$7,143	$6,768	$—	$—
TCW Emerging Markets Income Fund	5,907,088	6,373,899	—	—
TCW Emerging Markets Local Currency Income Fund	329,566	460,862	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	88,357	90,301	—	—
TCW International Growth Fund	4,589	3,728	—	—
TCW International Small Cap Fund	10,964	12,219	—	—

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Developing Markets Equity Fund	Year Ended October 31, 2016		June 30, 2015 (Commencement of Operations) through October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	76,815	$700	470,559	$4,680
Shares Issued upon Reinvestment of Dividends	228	1	—	—
Shares Redeemed	(77,604)	(706)	(77,002)	(750)

Net Increase (Decrease)	(561)	$(5)	393,557	$3,930

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	76,755	$700	227,559	$2,250
Shares Issued upon Reinvestment of Dividends	87	1	—	—
Shares Redeemed	(77,604)	(708)	(77,002)	(750)

Net Increase (Decrease)	(762)	$(7)	150,557	$1,500

TCW Emerging Markets Income Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	112,184,967	$889,712	154,075,797	$1,236,388
Shares Issued upon Reinvestment of Dividends	12,105,774	95,420	18,882,517	150,848
Shares Redeemed	(171,946,398)	(1,328,456)	(353,578,949)	(2,791,564)

Net Decrease	(47,655,657)	$(343,324)	(180,620,635)	$(1,404,328)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	16,214,832	$165,419	20,642,802	$211,811
Shares Issued upon Reinvestment of Dividends	2,279,008	23,145	2,901,700	29,898
Shares Redeemed	(21,517,525)	(217,071)	(41,598,472)	(425,394)

Net Decrease	(3,023,685)	$(28,507)	(18,053,970)	$(183,685)

97

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	9,424,813	$75,249	5,444,329	$48,888
Shares Issued upon Reinvestment of Dividends	—	—	45,913	424
Shares Redeemed	(11,201,554)	(94,617)	(11,459,346)	(101,141)

Net Decrease	(1,776,741)	$(19,368)	(5,969,104)	$(51,829)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,376,036	$42,691	21,800,094	$189,022
Shares Issued upon Reinvestment of Dividends	—	—	36,326	335
Shares Redeemed	(22,458,546)	(176,333)	(8,754,907)	(73,906)

Net Increase (Decrease)	(17,082,510)	$(133,642)	13,081,513	$115,451

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	124,090	$1,220	247,559	$2,570
Shares Issued upon Reinvestment of Dividends	97,656	886	77,170	793
Shares Redeemed	(770,874)	(7,171)	(1,089,497)	(10,973)

Net (Decrease)	(549,128)	$(5,065)	(764,768)	$(7,610)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	94,620	$927	418,378	$4,335
Shares Issued upon Reinvestment of Dividends	11,379	103	7,546	77
Shares Redeemed	(42,552)	(427)	(5,893)	(61)

Net Increase	63,447	$603	420,031	$4,351

TCW International Growth Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	200,713	$1,970	2,370	$25
Shares Issued upon Reinvestment of Dividends	2,740	27	17,271	175
Shares Redeemed	(123,164)	(1,218)	(2,289)	(25)

Net Increase	80,289	$779	17,352	$175

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	118,902	$1,170	—	$—
Shares Issued upon Reinvestment of Dividends	2,162	21	15,472	157
Shares Redeemed	(118,265)	(1,164)	—	—

Net Increase	2,799	$27	15,472	$157

98

TCW Funds, Inc.

October 31, 2016

Note 8 — Capital Share Transactions (Continued)

TCW International Small Cap Fund	Year Ended October 31, 2016		Year Ended October 31, 2015
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	337,420	$2,784	154,931	$1,322
Shares Issued upon Reinvestment of Dividends	29,232	245	14,610	118
Shares Redeemed	(519,196)	(4,351)	(1,590,440)	(13,596)

Net (Decrease)	(152,544)	$(1,322)	(1,420,899)	$(12,156)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	279,590	$2,318	72,940	$624
Shares Issued upon Reinvestment of Dividends	17,179	144	6,103	49
Shares Redeemed	(313,208)	(2,587)	(760,336)	(6,649)

Net (Decrease)	(16,439)	$(125)	(681,293)	$(5,976)

Note 9 — Affiliate Ownership

As of October 31, 2016, affiliates of the Funds and Advisor own 100%, 98.2%, and 64.1% of the NAV of TCW Developing Markets Equity Fund, TCW International Growth Fund, and TCW International Small Cap Fund, respectively.

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2016.

Note 11 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

99

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 12 — Recently Issued Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

100

TCW Developing Markets Equity Fund

Financial Highlights — I Class

	Year Ended October 31, 2016		June 30, 2015 (Commencement of Operations) through October 31, 2015
Net Asset Value per Share, Beginning of Year	$8.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.38		(1.39)

Total from Investment Operations	0.48		(1.38)

Less Distributions:
Distributions from Net Investment Income	(0.00	) (4)	—

Net Asset Value per Share, End of Year	$9.10		$8.62

Total Return	5.63%		(13.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,577		$3,392
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.56%		7.09	% (3)
After Expense Reimbursement	1.25%		1.25	% (3)
Ratio of Net Investment Income to Average Net Assets	1.15%		0.30	% (3)
Portfolio Turnover Rate	154.70%		54.34	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period June 30, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.
(4)	Amount is less than $0.005.

See accompanying notes to financial statements.

101

TCW Developing Markets Equity Fund

Financial Highlights — N Class

	Year Ended October 31, 2016		June 30, 2015 (Commencement of Operations) through October 31, 2015
Net Asset Value per Share, Beginning of Year	$8.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.38		(1.39)

Total from Investment Operations	0.48		(1.38)

Less Distributions:
Distributions from Net Investment Income	(0.00	) (4)	—

Net Asset Value per Share, End of Year	$9.10		$8.62

Total Return	5.63%		(13.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,364		$1,297
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.80%		8.39	% (3)
After Expense Reimbursement	1.25%		1.25	% (3)
Ratio of Net Investment Income to Average Net Assets	1.15%		0.29	% (3)
Portfolio Turnover Rate	154.70%		54.34	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period June 30, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.
(4)	Amount is less than $0.005.

See accompanying notes to financial statements.

102

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$7.67	$8.57	$8.53	$9.30	$8.43

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.55	0.38	0.47	0.55	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.52	(0.87)	(0.01)	(0.59)	0.75

Total from Investment Operations	1.07	(0.49)	0.46	(0.04)	1.39

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.39)	(0.42)	(0.44)	(0.52)
Distributions from Net Realized Gain	—	—	—	(0.22)	—
Distributions from Return of Capital	—	(0.02)	—	(0.07)	—

Total Distributions	(0.40)	(0.41)	(0.42)	(0.73)	(0.52)

Net Asset Value per Share, End of Year	$8.34	$7.67	$8.57	$8.53	$9.30

Total Return	14.29%	(5.75)%	5.52%	(0.68)%	16.99%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,574,798	$2,733,679	$4,602,207	$4,260,067	$4,223,485
Ratio of Expenses to Average Net Assets	0.87%	0.88%	0.85%	0.83%	0.84%
Ratio of Net Investment Income to Average Net Assets	6.95%	4.79%	5.44%	6.09%	7.24%
Portfolio Turnover Rate	214.73%	172.93%	165.55%	150.21%	174.98%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

103

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$9.89	$11.05	$11.01	$11.93	$10.81

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.68	0.46	0.57	0.68	0.81
Net Realized and Unrealized Gain (Loss) on Investments	0.67	(1.11)	(0.02)	(0.76)	0.93

Total from Investment Operations	1.35	(0.65)	0.55	(0.08)	1.74

Less Distributions:
Distributions from Net Investment Income	(0.49)	(0.48)	(0.51)	(0.53)	(0.62)
Distributions from Net Realized Gain	—	—	—	(0.22)	—
Distributions from Return of Capital	—	(0.03)	—	(0.09)	—

Total Distributions	(0.49)	(0.51)	(0.51)	(0.84)	(0.62)

Net Asset Value per Share, End of Year	$10.75	$9.89	$11.05	$11.01	$11.93

Total Return	13.98%	(5.96)%	5.11%	(0.86)%	16.64%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$534,151	$521,413	$782,384	$1,419,298	$1,286,033
Ratio of Expenses to Average Net Assets:	1.15%	1.16%	1.13%	1.10%	1.11%
Ratio of Net Investment Income to Average Net Assets	6.71%	4.50%	5.21%	5.83%	7.23%
Portfolio Turnover Rate	214.73%	172.93%	165.55%	150.21%	174.98%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

104

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.18	$9.69	$10.14	$10.52	$9.89

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.52	0.46	0.55	0.54	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.43	(1.94)	(0.88)	(0.62)	0.23

Total from Investment Operations	0.95	(1.48)	(0.33)	(0.08)	0.87

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.06)	(0.18)
Distributions from Return of Capital	—	(0.03)	(0.12)	(0.24)	(0.06)

Total Distributions	—	(0.03)	(0.12)	(0.30)	(0.24)

Net Asset Value per Share, End of Year	$9.13	$8.18	$9.69	$10.14	$10.52

Total Return	11.61%	(15.35)%	(3.29)%	(0.89)%	9.02%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$97,650	$102,034	$178,828	$237,695	$122,196
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.00%	1.00%	0.95%	0.90%	0.96%
After Expense Reimbursement	0.99%	0.99%	N/A %	N/A %	N/A %
Ratio of Net Investment Income to Average Net Assets	6.12%	5.20%	5.61%	5.19%	6.39%
Portfolio Turnover Rate	209.07%	250.10%	223.55%	290.24%	252.93%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

105

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.17	$9.69	$10.13	$10.52	$9.89

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.48	0.46	0.58	0.54	0.62
Net Realized and Unrealized Gain (Loss) on Investments	0.47	(1.95)	(0.91)	(0.64)	0.25

Total from Investment Operations	0.95	(1.49)	(0.33)	(0.10)	0.87

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.05)	(0.18)
Distributions from Return of Capital	—	(0.03)	(0.11)	(0.24)	(0.06)

Total Distributions	—	(0.03)	(0.11)	(0.29)	(0.24)

Net Asset Value per Share, End of Year	$9.12	$8.17	$9.69	$10.13	$10.52

Total Return	11.63%	(15.37)%	(3.37)%	(0.91)%	8.92%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$15,325	$153,270	$55,028	$113,380	$89,410
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.31%	1.25%	1.24%	1.15%	1.25%
After Expense Reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	6.05%	5.29%	5.87%	5.15%	6.20%
Portfolio Turnover Rate	209.07%	250.10%	223.55%	290.24%	252.93%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

106

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,			June 28, 2013 (Commencement of Operations) through October 31, 2013
	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$9.63	$10.97	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.24	0.22	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.65	(1.38)	0.14	0.61

Total from Investment Operations	1.00	(1.14)	0.36	0.68

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.20)	(0.07)	—

Net Asset Value per Share, End of Year	$10.39	$9.63	$10.97	$10.68

Total Return	10.75%	(10.53)%	3.43%	6.80	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$37,173	$39,739	$53,652	$40,903
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.57%	1.47%	1.43%	1.72	% (3)
After Expense Reimbursement	1.23%	1.23%	1.21%	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	3.74%	2.31%	2.04%	2.06	% (3)
Portfolio Turnover Rate	227.75%	145.86%	151.61%	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period June 28, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

107

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,			June 28, 2013 (Commencement of Operations) through October 31, 2013
	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$9.59	$10.92	$10.62	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.36	0.24	0.22	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.64	(1.37)	0.15	0.56

Total from Investment Operations	1.00	(1.13)	0.37	0.62

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.20)	(0.07)	—

Net Asset Value per Share, End of Year	$10.35	$9.59	$10.92	$10.62

Total Return	10.78%	(10.50)%	3.54%	6.20	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,088	$4,107	$89	$31
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.15%	2.15%	48.38%	480.73	% (3)
After Expense Reimbursement	1.23%	1.23%	1.21%	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	3.79%	2.38%	2.01%	1.72	% (3)
Portfolio Turnover Rate	227.75%	145.86%	151.61%	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period June 28, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

108

TCW International Growth Fund

Financial Highlights — I Class

	Year Ended October 31,			October 31, 2012 (Commencement of Operations) through October 31, 2013
	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$10.15	$12.31	$12.04	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.07	0.10	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.26)	(0.65)	0.30	1.99

Total from Investment Operations	(0.14)	(0.58)	0.40	2.04

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.19)	(0.09)	—
Distributions from Net Realized Gain	—	(1.39)	(0.04)	—

Total Distributions	(0.22)	(1.58)	(0.13)	—

Net Asset Value per Share, End of Year	$9.79	$10.15	$12.31	$12.04

Total Return	(1.45)%	(4.74)%	3.27%	20.40%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,055	$1,316	$1,383	$1,341
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.64%	5.05%	4.95%	7.74%
After Expense Reimbursement	1.04%	1.04%	1.04%	1.04%
Ratio of Net Investment Income to Average Net Assets	1.23%	0.63%	0.82%	0.46%
Portfolio Turnover Rate	140.02%	223.01%	318.07%	309.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

109

TCW International Growth Fund

Financial Highlights — N Class

	Year Ended October 31,			October 31, 2012 (Commencement of Operations) through October 31, 2013
	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$10.10	$12.27	$12.01	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.03	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(0.27)	(0.64)	0.30	1.99

Total from Investment Operations	(0.18)	(0.61)	0.36	2.01

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.17)	(0.06)	—
Distributions from Net Realized Gain	—	(1.39)	(0.04)	—

Total Distributions	(0.18)	(1.56)	(0.10)	—

Net Asset Value per Share, End of Year	$9.74	$10.10	$12.27	$12.01

Total Return	(1.77)%	(5.03)%	2.92%	20.10%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,158	$1,173	$1,234	$1,201
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.27%	5.18%	5.23%	7.99%
After Expense Reimbursement	1.31%	1.34%	1.34%	1.34%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.32%	0.52%	0.15%
Portfolio Turnover Rate	140.02%	223.01%	318.07%	309.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

110

TCW International Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.57	$8.72	$8.92	$7.83	$7.68

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.02	0.01	0.01	(0.01)	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	(0.11)	(0.13)	1.55	0.13

Total from Investment Operations	(0.03)	(0.10)	(0.12)	1.54	0.22

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.05)	(0.08)	(0.45)	(0.07)

Net Asset Value per Share, End of Year	$8.17	$8.57	$8.72	$8.92	$7.83

Total Return	(0.49)%	(1.07)%	(1.39)%	20.77%	2.92%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,684	$7,274	$19,786	$24,266	$18,354
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.40%	1.67%	1.37%	1.36%	1.32%
After Expense Reimbursement	1.44%	1.44%	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.29%	0.17%	0.12%	(0.17)%	1.16%
Portfolio Turnover Rate	128.62%	243.88%	259.88%	301.86%	139.84%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

111

TCW International Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.58	$8.72	$8.92	$7.82	$7.68

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.03	0.03	0.00 (2)	(0.02)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	(0.12)	(0.13)	1.56	0.12

Total from Investment Operations	(0.04)	(0.09)	(0.13)	1.54	0.20

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.05)	(0.07)	(0.44)	(0.06)

Net Asset Value per Share, End of Year	$8.17	$8.58	$8.72	$8.92	$7.82

Total Return	(0.60)%	(1.03)%	(1.52)%	20.77%	2.75%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,143	$3,440	$9,437	$11,847	$11,715
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.88%	2.09%	1.75%	1.67%	1.64%
After Expense Reimbursement	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%	0.40%	0.04%	(0.23)%	1.00%
Portfolio Turnover Rate	128.62%	243.88%	259.88%	301.86%	139.84%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

112

TCW Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW International Growth Fund, and TCW International Small Cap Fund (collectively, the “TCW International Funds”) (six of twenty-three funds comprising TCW Funds, Inc.) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2016, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 21, 2016

113

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2016 to October 31, 2016)
TCW Developing Markets Equity Fund
I Class Shares
Actual	$1,000.00	$1,111.10	1.25%	$6.63
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.25%	6.34

N Class Shares
Actual	$1,000.00	$1,111.10	1.25%	$6.63
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.25%	6.34

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1,083.90	0.83%	$4.35
Hypothetical (5% return before expenses)	1,000.00	1,020.96	0.83%	4.22

N Class Shares
Actual	$1,000.00	$1,082.70	1.14%	$5.97
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.14%	5.79

TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$1,038.70	0.99%	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.16	0.99%	5.03

N Class Shares
Actual	$1,000.00	$1,038.70	0.99%	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.16	0.99%	5.03

114

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2016 to October 31, 2016)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,104.10	1.23%	$6.51
Hypothetical (5% return before expenses)	1,000.00	1,018.95	1.23%	6.24

N Class Shares
Actual	$1,000.00	$1,104.60	1.23%	$6.51
Hypothetical (5% return before expenses)	1,000.00	1,018.95	1.23%	6.24

TCW International Growth Fund
I Class Shares
Actual	$1,000.00	$1,016.60	1.04%	$5.27
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.04%	5.28

N Class Shares
Actual	$1,000.00	$1,014.60	1.29%	$6.53
Hypothetical (5% return before expenses)	1,000.00	1,018.65	1.29%	6.55

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$1,008.60	1.44%	$7.27
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.44%	7.30

N Class Shares
Actual	$1,000.00	$1,008.60	1.44%	$7.27
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.44%	7.30

115

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

116

TCW Funds, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TWC Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

117

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 26, 2016, the Board, including the Independent Directors, approved the continuation of the Current Agreement with respect to each Fund for an additional one-year term from when it otherwise would expire.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on September 7, 2016 and September 26, 2016 (the “Current Agreement Materials”) for their evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by counsel to the Independent Directors with respect to these and other relevant matters. In addition, the Independent Directors met separately with counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Board (including a majority of the Independent Directors voting separately) approved the continuation of the Current Agreement based on the recommendation of the Independent Directors. In deciding to recommend the renewal of the Current Agreement with respect to each Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, Extent, and Quality of Services    The Independent Directors considered the general nature, extent, and quality of services provided and expected to be provided by the Advisor. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where the Advisor and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds. The Independent Directors noted the Advisor’s responsibility to supervise the activities of the Funds’ various service providers, as well as to support the Independent Directors and their meetings, prepare regulatory filings, and provide various operational personnel.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Funds as well as resources and infrastructure, noting also the Advisor’s description of its stable team and deep bench of personnel. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent hiring of professionals in various areas over the past several years, including additional analysts on the equity research team and emerging markets team, a new Chief Data Officer, upgrading resources in the middle

118

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

office and back office operations and other areas, as well as its continuing and extensive program of infrastructure and systems enhancements. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreement.

Investment Performance    The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a Report prepared by Broadridge, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one-, three-, five- and ten-year periods, as applicable. The Independent Directors noted that investment performance of most of the Funds was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of each of the TCW Select Equities Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Small Cap Growth Fund, TCW Growth Equities Fund, TCW Short Term Bond Fund, TCW International Small Cap Fund, TCW High Dividend Equities Fund, TCW Global Real Estate Fund, TCW Relative Value Dividend Appreciation Fund, TCW International Growth Fund and TCW Focused Equities Fund (formerly known as TCW Concentrated Value Fund) was in the fourth or fifth quintile of the applicable Lipper peer group for one or more periods covered in the Report. The Independent Directors noted the recent underperformance of these Funds and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability    The Independent Directors considered information in the materials prepared by Lipper and the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to many of the Funds were near or below the medians of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund and TCW Emerging Markets Local Currency Income Fund were above the medians of their respective Lipper peer groups. The Independent Directors reviewed related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts. The Independent Directors reviewed and discussed with the Advisor those additional services.

The Independent Directors noted that the total expenses of the Funds are near or below median expenses of the other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels, and the amounts paid or waived by the Advisor pursuant

119

TCW Funds, Inc.

to expense limitations. The Independent Directors also considered the costs of services provided to the Funds by the Advisor and profits realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability evaluation methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor from its relationship with the Funds was reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Funds under the Investment Advisory and Management Agreement are fair and bear a reasonable relationship to the services rendered by the Advisor.

Expenses and Economies of Scale    The Independent Directors considered the potential of the Advisor and the Funds to achieve economies of scale as the Funds grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Fund at a competitive level. The Independent Directors were satisfied with the explanation for Funds with total expense ratios exceeding their peer group medians, such as the small size of the Fund or an expense ratio relatively near the median level. The Independent Directors also received information about the extent to which the Advisor has shared economies of scale through the reinvestment of profits into the advisory business of the Advisor and its affiliates, which benefits the Funds. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits    The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

Conclusions    Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Current Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Current Agreement was in the best interests of each Fund and its shareholders.

120

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

121

TCW Funds, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2016 (amounts in thousands):

Fund	Qualified Dividend Income
TCW Developing Markets Equity Fund	$10
TCW Emerging Markets Multi-Asset Opportunities Fund	353
TCW International Growth Fund	40
TCW International Small Cap Fund	239

The following is the dividend received deduction percentage for the Funds’ corporate shareholders:

Fund	Qualified Received Deductions
TCW Developing Markets Equity Fund	0.21%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.01%
TCW International Growth Fund	2.14%
TCW International Small Cap Fund	0.30%

The following Funds paid foreign taxes during the year ended October 31, 2016 that are available as income tax credits (amounts in thousands):

Fund	Foreign Tax Credit
TCW Developing Markets Equity Fund	$10
TCW Emerging Markets Income Fund	62
TCW Emerging Markets Multi-Asset Opportunities Fund	64
TCW International Growth Fund	6
TCW International Small Cap Fund	16

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2017, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

122

TCW Funds, Inc.

Directors and Officers of the Company

A board of nine directors is responsible for overseeing the operations of the Company, which consists of 23 Funds at October 31, 2016. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund).
Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Senior Advisor to President (since July 2016). and Athletic Director (2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000) Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation. (charitable foundation)	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, 22nd floor, Los Angeles, CA 90071.

123

TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Chief Executive Officer and Chairman (December 2009 to February 2013), TCW Investment Management Company LLC; Vice Chairman and Chief Executive Officer (December 2009 to August 2012), The TCW Group, Inc. (December 2009 to February 2013 and December 2009 to February 2013) TCW Asset Management Company LLC; Vice Chairman and President (November 2010 to February 2013); Vice Chairman (November 2010 to December 2014) and Chairman (since December 2014), Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; President and Chief Executive Officer (since 2015), TCW Alternative Funds; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Trust Company of the West, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. ; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

124

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (1955)	Senior Vice President	Managing Director (since January 2016), TCW LLC; Managing Director (since February 1998), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company LLC; Senior Vice President (since August 2007), TCW Strategic Income Fund, Inc.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).
Jeffrey Engelsman (1967)	Chief Compliance Officer	Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2015), TCW Alternative Funds; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC – Global Chief Compliance Officer (December 2014); Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).

125

TCW Funds, Inc.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Richard Villa (1964)	Treasurer and Chief Financial Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2015), TCW Alternative Funds; Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., Trust Company of the West, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Treasurer of TCW Alternative Funds and the Corporation; and Patrick W. Dennis, Senior Vice President and Associate General Counsel of Trust Company of the West, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Secretary of TCW Alternative Funds and the Corporation.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

126

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Chief Financial Officer

Jeffrey A. Engelsman

Chief Compliance Office

Peter A. Brown

Senior Vice President

Patrick W. Dennis

Assistant Secretary

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Focused Equities Fund

TCW Global Real Estate Fund

TCW Growth Equities Fund

TCW High Dividend Equities Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Growth Fund

TCW International Small Cap Fund

FUNDarINT1016

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has three members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2016	2015
$623,195	$625,175

(b) Audit-Related Fees

For the fiscal years October 31, 2016 and October 31, 2015, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2016	2015
$0	$0

(c) Tax Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2016	2015
$126,200	$127,400

Fees were for the preparation and filing of the Registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2016	2015
$0	$0

(e) (1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2016 and October 31, 2015, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2016	2015
$126,200	$127,400

For the twelve month periods ended October 31, 2016 and October 31, 2015, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committees of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)    Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)    The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	December 29, 2016

By (Signature and Title)
/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	December 29, 2016